UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07705

Virtus Asset Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT
VIRTUS ASSET TRUST

December 31, 2022
Virtus Seix Core Bond Fund
Virtus Seix Corporate Bond Fund
Virtus Seix Floating Rate High Income Fund
Virtus Seix High Grade Municipal Bond Fund
Virtus Seix High Income Fund
Virtus Seix High Yield Fund
Virtus Seix Investment Grade Tax-Exempt Bond Fund
Virtus Seix Total Return Bond Fund
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
Virtus Seix Ultra-Short Bond Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		5
Fund	Fund Summary	Schedule of Investments
Virtus Seix Core Bond Fund (“Seix Core Bond Fund”)	9	43
Virtus Seix Corporate Bond Fund (“Seix Corporate Bond Fund”)	13	47
Virtus Seix Floating Rate High Income Fund (“Seix Floating Rate High Income Fund”)	17	50
Virtus Seix High Grade Municipal Bond Fund (“Seix High Grade Municipal Bond Fund”)	21	63
Virtus Seix High Income Fund (“Seix High Income Fund”)	24	65
Virtus Seix High Yield Fund (“Seix High Yield Fund”)	27	70
Virtus Seix Investment Grade Tax-Exempt Bond Fund (“Seix Investment Grade Tax-Exempt Bond Fund”)	30	74
Virtus Seix Total Return Bond Fund (“Seix Total Return Bond Fund”)	33	77
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund (“Seix U.S. Government Securities Ultra-Short Bond Fund”)	37	82
Virtus Seix Ultra-Short Bond Fund (“Seix Ultra-Short Bond Fund”)	40	86
Statements of Assets and Liabilities		89
Statements of Operations		94
Statements of Changes in Net Assets		97
Financial Highlights		102
Notes to Financial Statements		108
Report of Independent Registered Public Accounting Firm		126
Tax Information Notice		127
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		128
Fund Management Tables		133
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is  not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied  by an effective prospectus which includes information  concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To my fellow shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended December 31, 2022.
The 12-month period was challenging for investors, as stock and bond markets wrestled with persistently higher inflation, rising interest rates and the ongoing war in Ukraine. The Federal Reserve (the Fed) was committed to tamping down rising prices, and implemented several interest rate increases in an effort to accomplish that goal. Investors swung from fears of inflation for much of the year to fears of recession as 2022 came to a close.
Domestic and international equity indexes posted negative returns for the 12 months ended December 31, 2022. U.S. large-capitalization stocks declined 18.11%, as measured by the S&P 500® Index, while small-cap stocks were down 20.44%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), lost 14.45%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), declined 20.09%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 3.88% on December 31, 2022, from 1.52% on December 31, 2021. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 13.01% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were down 11.19%.
Thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
February 2023
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2022 TO December 31, 2022
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of  a Virtus Asset Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2022.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Seix Core Bond Fund
	Class A	$ 1,000.00	$ 962.30	0.67%	$ 3.31
	Class I	1,000.00	963.00	0.53	2.62
	Class R6	1,000.00	963.70	0.39	1.93
Seix Corporate Bond Fund
	Class A	1,000.00	970.70	0.98	4.87
	Class C	1,000.00	967.10	1.68	8.33
	Class I	1,000.00	971.80	0.73	3.63
	Class R6	1,000.00	973.10	0.46	2.29
Seix Floating Rate High Income Fund
	Class A	1,000.00	1,039.90	0.99	5.09
	Class C	1,000.00	1,038.20	1.57	8.07
	Class I	1,000.00	1,041.60	0.67	3.45
	Class R6	1,000.00	1,042.10	0.57	2.93
Seix High Grade Municipal Bond Fund
	Class A	1,000.00	1,003.90	0.76	3.84
	Class I	1,000.00	1,004.70	0.61	3.08
Seix High Income Fund
	Class A	1,000.00	1,042.80	0.96	4.94
	Class I	1,000.00	1,042.20	0.71	3.65
	Class R6	1,000.00	1,044.60	0.62	3.20
Seix High Yield Fund
	Class A	1,000.00	1,043.20	0.85	4.38
	Class I	1,000.00	1,043.80	0.67	3.45
	Class R6	1,000.00	1,044.40	0.56	2.89
Seix Investment Grade Tax-Exempt Bond Fund
	Class A	1,000.00	1,007.40	0.70	3.54
	Class I	1,000.00	1,008.20	0.55	2.78
Seix Total Return Bond Fund
	Class A	1,000.00	959.60	0.73	3.61
	Class I	1,000.00	960.00	0.49	2.42
	Class R6	1,000.00	961.70	0.34	1.68

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2022 TO December 31, 2022
		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Seix U.S. Government Securities Ultra-Short Bond Fund
	Class A	$1,000.00	$1,000.70	0.69%	$3.48
	Class I	1,000.00	1,001.90	0.45	2.27
	Class R6	1,000.00	1,002.70	0.30	1.51
Seix Ultra-Short Bond Fund
	Class A	1,000.00	1,012.90	0.68	3.45
	Class I	1,000.00	1,014.20	0.43	2.18

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Seix Core Bond Fund
	Class A	$ 1,000.00	$ 1,021.83	0.67%	$ 3.41
	Class I	1,000.00	1,022.53	0.53	2.70
	Class R6	1,000.00	1,023.24	0.39	1.99
Seix Corporate Bond Fund
	Class A	1,000.00	1,020.27	0.98	4.99
	Class C	1,000.00	1,016.74	1.68	8.54
	Class I	1,000.00	1,021.53	0.73	3.72
	Class R6	1,000.00	1,022.89	0.46	2.35
Seix Floating Rate High Income Fund
	Class A	1,000.00	1,020.21	0.99	5.04
	Class C	1,000.00	1,017.29	1.57	7.98
	Class I	1,000.00	1,021.83	0.67	3.41
	Class R6	1,000.00	1,022.33	0.57	2.91
Seix High Grade Municipal Bond Fund
	Class A	1,000.00	1,021.37	0.76	3.87
	Class I	1,000.00	1,022.13	0.61	3.11
Seix High Income Fund
	Class A	1,000.00	1,020.37	0.96	4.89
	Class I	1,000.00	1,021.63	0.71	3.62
	Class R6	1,000.00	1,022.08	0.62	3.16
Seix High Yield Fund
	Class A	1,000.00	1,020.92	0.85	4.33
	Class I	1,000.00	1,021.83	0.67	3.41
	Class R6	1,000.00	1,022.38	0.56	2.85
Seix Investment Grade Tax-Exempt Bond Fund
	Class A	1,000.00	1,021.68	0.70	3.57
	Class I	1,000.00	1,022.43	0.55	2.80

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2022 TO December 31, 2022
		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Seix Total Return Bond Fund
	Class A	$1,000.00	$1,021.53	0.73%	$3.72
	Class I	1,000.00	1,022.74	0.49	2.50
	Class R6	1,000.00	1,023.49	0.34	1.73
Seix U.S. Government Securities Ultra-Short Bond Fund
	Class A	1,000.00	1,021.73	0.69	3.52
	Class I	1,000.00	1,022.94	0.45	2.29
	Class R6	1,000.00	1,023.69	0.30	1.53
Seix Ultra-Short Bond Fund
	Class A	1,000.00	1,021.78	0.68	3.47
	Class I	1,000.00	1,023.04	0.43	2.19

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2022
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Bloomberg U.S. Treasury Bill 3-6 Month Index
The Bloomberg U.S. Treasury Bill 3-6 Month Index is comprised of all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 6 months and more than 3 months, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in US dollars and must be fixed rate and non-convertible. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate Investment Grade Bond Index
The Bloomberg U.S. Corporate Investment Grade Bond Index measures performance of investment grade corporate bond funds. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index
The Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Municipal Bond Index
The Bloomberg U.S. Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index includes investment grade bonds, general obligations, revenue bonds, insured bonds and pre-funded bonds. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
Collateralized Loan Obligation (“CLO”)
A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.
Commercial Mortgage-Backed Securities (“CMBS”)
Commercial mortgage-backed securities are fixed income investment products backed by mortgage loans on commercial properties such as apartment buildings and complexes, multi-family dwellings, factories, hotels and other commercial real estate.
Constant Maturity Treasury (“CMT”)
The one-year CMT is the interpolated one-year yield of the most recently auctioned 4-, 13-, and 26-week U.S. Treasury bills (T-bills); the most recently auctioned 2-, 3-, 5-, and 10-year U.S. Treasury notes (T-notes); the most recently auctioned U.S. Treasury 30-year bond (T-bond); and the off-the-run Treasuries in the 20-year maturity range.
Consumer Price Index (“CPI”)
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
Credit Default Swap (“CDS”)
A CDS is a financial derivative contract that shifts the credit risk of a fixed income product to a counterparty in exchange for a premium. The buyer of the CDS makes a series of payments (the CDS “fee” or “spread”) to the seller and, in exchange, may expect to receive a payoff if the asset defaults.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2022
Credit Suisse Leveraged Loan Index
The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis, is unmanaged and not available for direct investment. The unmanaged index returns do not reflect any fees, expenses, or sales charges.
Federal Reserve (the “Fed”)
The central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
ICE BofA 10+ Year U.S. Cash Pay High Yield Index
ICE BofA 10+ Year U.S. Cash Pay High Yield Index is a subset of ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity greater than or equal to 10 years. ICE BofA U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA BB U.S. High Yield Index
ICE BofA BB U.S. High Yield Index is a subset of (H0A0) that includes all securities with a given investment grade rating BB. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA CCC & Lower U.S. High Yield Index
ICE BofA CCC & Lower U.S. High Yield Index is a subset of (H0A0) that includes all securities with a given investment grade rating CCC or below. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA Single-B U.S. High Yield Index
ICE BofA Single- B U.S. High Yield Index is a subset of (H0A0) that includes with a given investment grade rating B. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. Corporate Index
ICE BofA U.S. Corporate Index, which tracks the performance of U.S. dollar denominated investment grade rated corporate debt publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. Distressed High Yield Index
ICE BofAML U.S. Distressed High Yield Index is a subset of (H0A0) which includes any performing issues trading at an option-adjusted spread over 1000 basis points. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield BB-B Constrained Index
The ICE BofA U.S. High Yield BB-B Constrained Index measures performance of BB/B U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and is restricted to a maximum of 2% per issuer. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
ICE BofA U.S. High Yield Index (“H0A0”)
The ICE BofA U.S. High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the US domestic market. To qualify for inclusion in the index, securities with a given investment grade rating BB. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Intercontinental Exchange (“ICE”)
An American Fortune 500 company formed in 2000 that operates global exchanges and clearing houses, and provides mortgage technology, data and listing services. The company owns exchanges for financial and commodity markets, and operates 12 regulated exchanges and marketplaces. This includes ICE futures exchanges in the United States, Canada and Europe, the Liffe futures exchanges in Europe, the New York Stock Exchange, equity options exchanges and over-the-counter energy, credit and equity markets.
J.P. Morgan Leveraged Loan Index
The J.P. Morgan Leveraged Loan Index is designed to mirror the investable universe of the USD institutional leveraged loan market.  The index is comprised of issuers domiciled across the global markets. The international component of the index is comprised of developed market domiciled issuers only.
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2022
transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Markit’s North American High Yield CDX Index (“Markit HYCDX”) (“CDX.NA.HY”)
CDX.NA.HY is composed of 100 liquid North American entities with high yield credit ratings that trade in the credit default swap market.
Mortgage-Backed Securities (“MBS”)
Mortgage-backed securities represent interests in pools of mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Option-Adjusted Spread (“OAS”)
An option-adjusted spread is the difference between the yield of a security that pays fixed interest payments and the current U.S. Treasury rates, which represents the rate of return on a risk-free investment.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Permanent School Fund Guarantee Program (“PSF-GTD”)
The Permanent School Fund Guarantee Program guarantees bonds issued by a school district or charter school. The PSF-GTD has received “AAA” ratings from the major bond rating services and replaces the need for private bond insurance.
Prime Rate
The federal funds rate commercial banks charge their most creditworthy corporate customers.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Real Estate Mortgage Investment Conduit (“REMIC”)
A pass-through investment vehicle that is used to pool mortgage loans and issue mortgage-backed securities.
Residential Mortgage-Backed Securities (“RMBS”)
Residential mortgage-backed securities are fixed income investment products backed by residential mortgage loans.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
School Bond Guaranty (“SCH BD GTY”)
A program by which the bonds issued by certain public school districts and/or charter schools are guaranteed using a pool of assets held by a state for the purpose of ensuring the availability of public education.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2022
Securitized Assets
Assets that have been packaged into pools so that payments made by individual borrowers of both interest and principal on certain secured debt may be in effect “passed through” to investors, net of any fees paid to the issuer or guarantor of the securities. Typical examples of securitized assets are mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Treasury Inflation-Protected Securities (TIPS)
A treasury security that is indexed to inflation in order to protect investors from the negative effects of inflation.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.
Yield to Three-Year Takeout
Yield to three-year takeout is the yield associated with a bank loan assuming that the loan will be retired in three years.
Yield to Worst (“YTW”)
Yield to worst is the estimated lowest potential yield that can be received on a bond without the issuer actually defaulting.

Ticker Symbols:
Class A: STGIX
Class I: STIGX
Class R6: STGZX
Seix Core Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -13.85%, Class I shares at NAV returned -13.72%, and Class R6 shares at NAV returned -13.60%. For the same period, the Bloomberg U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned -13.01%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2022?
Unprecedented is the only way to describe the bond market in 2022. In response to an inflation backdrop that saw the headline rate peak at 9.1% in June, the Federal Reserve (the Fed) was forced to embark on a tightening cycle the likes of which the market had not seen since the early 1980s. Not coincidentally, that was also the last time the economy endured such painful consumer price inflation.
Entering the 2022 calendar year, expectations were for the Fed to begin tightening monetary policy, but at a fairly slow and gradual pace. However, the persistence of high inflation – and the Fed’s tarnished reputation after incorrectly characterizing the post-pandemic inflation bounce as transitory – necessitated a far more forceful policy response. Ultimately, the Fed raised rates by 4.25%, bringing the top end of the Fed’s target range to 4.50% by the end of the year.
As a result of this dramatic tightening cycle, interest rates across the board rose considerably throughout the year. Shorter-term Treasury yields (2-year and 5-year) were most impacted by higher policy rates. Longer-term Treasury yields were also impacted, but to a lesser degree. Benchmark Treasury yield changes were as follows:
          12/31/21    12/30/22      2022
   2yr     0.73%      4.43%        +3.70%
   5yr     1.26        4.01       +2.75
  10yr     1.51        3.88        +2.37
  30yr     1.90        3.97        +2.07
As a result of this dramatic increase in Treasury rates, total returns across the investment grade bond market were uniformly negative and, in many cases, the worst annual returns ever. The Bloomberg U.S. Aggregate Bond Index, the leading broad-based benchmark for the domestic investment grade bond market, endured a -13.01% total return for the year. That was its worst total return by a wide margin since the inception of the Index in 1976. The prior worst annual total return was -2.92% in 1994.
The uncertainty of the monetary policy backdrop contributed to the underperformance of most spread sectors (non-governmental fixed income investments). In 2022, all of the investment grade spread sectors generated negative excess return. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a Treasury note or bond with the same duration (interest rate sensitivity).
The residential mortgage-backed sector performed worst, with -2.23% of negative excess return for the year. Investment grade corporate credit generated -1.25% of negative excess return; the commercial mortgage-backed sector generated -1.20% of negative excess return; and the government-related sector earned -0.42% of negative excess return. The underperformance of the spread sectors was prevalent for most of 2022, with only the fourth quarter offering some positive excess return.
The overriding narrative that persisted amid the unprecedented Fed tightening cycle was focused on the inevitable recession this policy was expected to produce. At times in 2022, analysts argued that the economy was already in recession and the data would eventually make that clear for all to see.
Resilience at both the corporate and consumer level appeared to keep this outcome at bay, but expectations for 2023 continued to focus on a recession, with the timing the only unknown variable.
What factors affected the Fund’s performance during its fiscal year?
In a year in which interest rates rose sharply, the Fund underperformed its benchmark for the 12-month period ended December 31, 2022. The Fund’s allocation to the corporate bond sector provided mixed results over the year, as the underweight to the sector (asset allocation) was a positive contributor, but security selection within the sector was a more meaningful detractor from performance. Similarly, the allocation to the securitized asset sector provided mixed results, as the residential mortgage-backed securities (RMBS) allocation and security selection were positive; however, commercial mortgage-backed securities (CMBS) security selection and asset-backed securities (ABS) security selection and allocation both detracted from relative performance.
Neither the Fund’s U.S. Treasury yield curve positioning, allocation to Treasury Inflation-Protected Securities (TIPS), nor the lack of an allocation to the traditional government agency sector were significant influences on relative performance for the full calendar year.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund (Continued)
foreign investment; and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, spread of infectious illness (e.g.,COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Mortgage-Backed Securities		41%
Agency	36%
Non-Agency	5
U.S. Government Securities		33
Corporate Bonds and Notes		18
Financials	8
Energy	3
All other Corporate Bonds and Notes	7
Asset-Backed Securities		6
Other	4
Credit Card	2
Short-Term Investment		2
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-13.85%	-0.18%	0.77%	— %	—
Class A shares at POP[3,4]	-17.08	-0.94	0.39	—	—
Class I shares at NAV[2]	-13.72	-0.04	0.94	—	—
Class R6 shares at NAV[2]	-13.60	0.10	—	0.81	8/3/15
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	0.80 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.88%, Net: 0.64%; Class I shares: Gross 0.60%, Net: 0.50%; Class R6 shares: Gross 0.48%, Net 0.36%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SAINX
Class C: STIFX
Class I: STICX
Class R6: VRSBX
Seix Corporate Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -18.45%, Class C shares at NAV returned -19.00%, Class I shares at NAV returned -18.25%, and Class R6 shares at NAV returned -18.02%. For the same period, the Bloomberg U.S. Corporate Investment Grade Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned -15.76%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2022?
Unprecedented is the only way to describe the bond market in 2022. In response to an inflation backdrop that saw the headline rate peak at 9.1% in June, the Federal Reserve (the Fed) was forced to embark on a tightening cycle the likes of which the market had not seen since the early 1980s. Not coincidentally, that was also the last time the economy endured such painful consumer price inflation.
Entering the 2022 calendar year, expectations were for the Fed to begin tightening monetary policy, but at a fairly slow and gradual pace. However, the persistence of high inflation – and the Fed’s tarnished reputation after incorrectly characterizing the post-pandemic inflation bounce as transitory – necessitated a far more forceful policy response. Ultimately, the Fed raised rates by 4.25%, bringing the top end of the Fed’s target range to 4.50% by the end of the year.
As a result of this dramatic tightening cycle, interest rates across the board rose considerably throughout the year. Shorter-term Treasury yields (2-year and 5-year) were most impacted by higher policy rates. Longer-term Treasury yields were also impacted, but to a lesser degree. Benchmark Treasury yield changes were as follows:
          12/31/21    12/30/22     2022
   2yr     0.73%      4.43%        +3.70%
   5yr     1.26        4.01       +2.75
  10yr     1.51        3.88        +2.37
  30yr     1.90        3.97        +2.07
As a result of this dramatic increase in Treasury rates, total returns across the investment grade bond market were uniformly negative and, in many cases, the worst annual returns ever. The Bloomberg U.S. Aggregate Bond Index, the leading broad-based benchmark for the domestic investment grade bond market, endured a -13.01% total return for the year. That was its worst total return by a wide margin since the inception of the Index in 1976. The prior worst annual total return was -2.92% in 1994.
The uncertainty of the monetary policy backdrop contributed to the underperformance of most spread sectors (non-governmental fixed income investments). In 2022, all of the investment grade spread sectors generated negative excess return. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a Treasury note or bond with the same duration (interest rate sensitivity).
The residential mortgage-backed sector performed worst, with -2.23% of negative excess return for the year. Investment grade corporate credit generated -1.25% of negative excess return; the commercial mortgage-backed sector generated -1.20% of negative excess return; and the government-related sector earned -0.42% of negative excess return. The underperformance of the spread sectors was prevalent for most of 2022, with only the fourth quarter offering some positive excess return.
The overriding narrative that persisted amid the unprecedented Fed tightening cycle was focused on the inevitable recession this policy was expected to produce. At times in 2022, analysts argued that the economy was already in recession and the data would eventually make that clear for all to see. Resilience at both the corporate and consumer level appeared to keep this outcome at bay, but expectations for 2023 continued to focus on a recession, with the timing the only unknown variable.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2022. Primary detractors from relative performance came from the Fund’s industry allocation as well as security selection in and within certain sectors. The Fund’s overweight to BBB-rated corporates as well as select high yield issuers also detracted from performance. Positive contributors came from the Fund’s position in the Markit HYCDX, an index of high yield credit default swaps, as well as U.S. Treasury and cash positions during the year.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Financial Sector Concentration: Because the portfolio is presently heavily weighted in the financial sector, it will be impacted by that sector’s performance more than a portfolio with broader sector diversification.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Corporate Bond Fund (Continued)
returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Corporate Bonds and Notes		97%
Financials	41%
Energy	18
Communication Services	9
Materials	6
Consumer Discretionary	5
Information Technology	5
Utilities	5
Real Estate	4
Industrials	3
Consumer Staples	1
U.S. Government Security		3
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Corporate Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-18.45%	0.31%	1.80%	— %	—
Class A shares at POP[3,4]	-21.51	-0.46	1.41	—	—
Class C shares at NAV[2] and with CDSC[4]	-19.00	-0.40	1.10	—	—
Class I shares at NAV[2]	-18.25	0.52	2.07	—	—
Class R6 shares at NAV[2]	-18.02	—	—	-7.26	10/20/20
Bloomberg U.S. Corporate Investment Grade Bond Index	-15.76	0.45	1.96	-6.78 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.04%, Net: 0.95%; Class C shares: Gross 1.76%, Net: 1.65%; Class I shares: Gross 0.77%, Net: 0.70%; Class R6 shares: Gross 0.70%, Net 0.43%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares and Class C shares, including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Corporate Bond Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SFRAX
Class C: SFRCX
Class I: SAMBX
Class R6: SFRZX
Seix Floating Rate High Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of attempting to provide a high level of current income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -1.20%, Class C shares at NAV returned -1.77%, Class I shares at NAV returned -0.89%, and Class R6 shares at NAV returned -0.78%. For the same period, the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark appropriate for comparison, returned -1.06%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2022?
Leveraged loans experienced a relatively flat year for 2022 while outperforming most fixed income sectors throughout the year. The Credit Suisse Leveraged Loan Index returned -1.06%. Notable contributors by industry were energy (+5.82%), utilities (+4.88%), and food and drug (+4.34%), while laggards were consumer durables (-7.40%), telecommunications (-3.90%), and health care (-3.88%). Split-BBB-rated loans (+3.00%) outperformed both BB- (+2.81%) and split BB-rated loans (+0.72%).
As of December 31, 2022, the yield to 3-year takeout for the J.P. Morgan Leveraged Loan Index was up to 10.83%, after the Federal Reserve (the Fed) started raising rates in the spring of 2022. The price on the Credit Suisse Leveraged Loan Index, which started 2022 at approximately $98.51, fell over six points to end the year around $91.89.
For the full year 2022, leveraged loan issuance totaled $252.5 billion, driven primarily by $179.6 billion issued in the first quarter of the year. Collateralized loan obligation (CLO) activity, an important component of loan market demand, remained constructive in 2022. Volatility slowed CLO formation during the first quarter, but issuance improved during the year owing to improving CLO economics. CLOs benefit from lower loan pricing, which drives the arbitrage. Historically, BB loan pricing near $98.75, with B near $94.00, has provided attractive CLO equity returns, which in turn bolstered loan secondary market demand. In 2022, CLO issuance excluding refinancing was $127.5 billion according to JPMorgan, which was the third highest issuance ever.
Leveraged loans continued to demonstrate “through-the-cycle” appeal during a difficult 2022, losing only 1.06%, as measured by the Credit Suisse Leveraged Loan Index, while rising interest rates led other fixed income sectors to produce materially more negative returns. This included Treasuries (-16.47%), investment grade bonds (-13.01%, as measured by the Bloomberg U.S. Aggregate Bond Index), and high yield bonds (-11.19%, as measured by the Bloomberg U.S. Corporate High Yield Bond Index). Importantly, loans are primarily secured credit versus the primarily unsecured high yield market. We believe security provides a critical level of protection that has made the loan market especially attractive in the current phase of the investment cycle.
Default rates continued to be muted during the fiscal year. The Credit Suisse Leveraged Loan Index’s loan par-weighted default rate including distressed exchanges, in which troubled companies seek to exchange outstanding debt for loans with less onerous terms, began the year at 0.65% and ended 2022 at 1.1%. This was well below the historical average of 3.1%.
What factors affected the Fund’s performance during its fiscal year?
After a tumultuous year for most markets, the Fund posted a return for the 12 months ended December 31, 2022 that was slightly better than that of its benchmark, the Credit Suisse Leveraged Loan Index.
The Fund benefited from credit selection in energy, utilities, and telecommunications. This was partially offset by relative underperformance in information technology, retail, and financials.
On a credit rating basis, the Fund benefitted from credit selection in split BBB and BB-rated bonds, while detractors included credit selection for CCC- and split B-rated issues.
The Fund’s top-performing credits were BBOB Holdings (energy), Longview Power (utilities), Eastern Power (utilities), and American Airlines (aerospace). The top detractors were Quest Software (information technology), Avaya (information technology), Envision Healthcare (health care), and Bright Bidco BV (information technology).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis, thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine) acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public issues, recessions, or other events could a significant impact on the Fund and its investments,
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Floating Rate High Income Fund (Continued)
including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Leveraged Loans		90%
Health Care	11%
Information Technology	10
Service	9
Chemicals	7
Financials	7
Housing	5
Media / Telecom - Cable/Wireless Video	5
All other Leveraged Loans	36
Corporate Bonds and Notes		7
Common Stocks		1
Preferred Stock		1
Other (includes short-term investment)		1
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Floating Rate High Income Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-1.20%	1.99%	2.78%	— %	—
Class A shares at POP[3,4]	-3.92	1.43	2.49	—	—
Class C shares at NAV[2] and with CDSC[4]	-1.77	1.43	2.19	—	—
Class I shares at NAV[2]	-0.89	2.32	3.09	—	—
Class R6 shares at NAV[2]	-0.78	2.42	—	3.25	1/30/15
Credit Suisse Leveraged Loan Index	-1.06	3.24	3.78	3.71 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.93%, Net: 0.93%; Class C shares: Gross 1.71%, Net: 1.52%; Class I shares: Gross 0.71%, Net: 0.62%; Class R6 shares: Gross 0.60%, Net: 0.52%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares and Class C shares, including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Floating Rate High Income Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SFLTX
Class I: SCFTX
Seix High Grade Municipal Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -8.69% and Class I shares at NAV returned -8.56%. For the same period, the Bloomberg U.S. Municipal Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned -8.53%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2022?
During the 12-month period, tax-exempt interest rates moved sharply higher across the entire yield curve as tax-exempt bonds fell victim to surging U.S. Treasury bond yields. Higher inflation readings, the Russia/Ukraine conflict, and the Federal Reserve (the Fed) raising its target interest rate eight times in 2022 to 4.50%, all contributed to some of the worst performance for tax-exempt bonds in more than 40 years. As the fiscal year ended, interest rates were at multi-decade highs as yields across the curve were more than 1.59% higher, with some maturities more than 2.00% higher than at the start of the year. The Bloomberg U.S. Municipal Bond Index, a broad measure of the municipal market, returned -8.5% for the year. Bonds with maturities longer than 22 years and bonds rated BBB produced the largest losses over the 12-month period, down more than 15% and 12%, respectively.
Investors were uncomfortable with the rapid increase in rates, eventually pulling more than $124 billion from mutual funds over the previous 52 weeks. This change in retail investor demand resulted in intense selling pressure, causing the market to soften and yields to rise further, begetting a self-fulfilling cycle. The market posted a positive monthly return in only four of the 12 months of 2022.
While demand dropped, overall municipal issuance fell short of what the market experienced in 2021. This decline in issuance was largely a result of a sharp decline in taxable municipal issuance, as market volatility hampered issuers’ ability to manage the timing of refinancing their outstanding bonds. The supply of tax-exempt bonds was also suppressed as higher interest rates pushed issuance to the sidelines. Lighter issuance mitigated some of the downward pressure caused by constant selling.
Credit fundamentals in the municipal market remained mostly sound at year-end. State and local governments began fiscal 2022 with record levels of reserves, which gave them significant flexibility and the ability to weather periods of volatility. This was largely attributable to the sizable infusions of federal relief aid, robust property tax assessed valuations, and better-than-expected sales and income tax collections. Inflation moved sharply higher during the 12-month period, with year-over-year growth in the Consumer Price Index (CPI) hitting multi-decade highs. Rising inflation, initially driven by pandemic-related imbalances that impacted the supply of labor, materials, and distribution networks, was exacerbated by the conflict in Eastern Europe. However, ongoing elevated inflation has historically driven even higher tax collections as the cost of goods and services increases.
What factors affected the Fund’s performance during its fiscal year?
The Fund benefited from its overweights to AAA- and AA-rated bonds, as well as an underweight to the 20-year and long bond areas of the yield curve, relative to the weighting of the Bloomberg U.S. Municipal Bond Index. Security selection in the education and local general obligation sectors was detrimental to performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Municipal Bonds	90%
Short-Term Investment	10
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Grade Municipal Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-8.69%	1.15%	2.30%
Class A shares at POP[3,4]	-11.20	0.59	2.01
Class I shares at NAV[2]	-8.56	1.32	2.46
Bloomberg U.S. Municipal Bond Index	-8.53	1.25	2.13
Fund Expense Ratios[5]: Class A shares: Gross 0.93%, Net 0.73%; Class I shares: Gross 0.85%, Net 0.58%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Grade Municipal Bond Fund (Continued)
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SAHIX
Class I: STHTX
Class R6: STHZX
Seix High Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking high current income and, secondarily, total return (comprised of capital appreciation and income). There is no guarantee that the Fund will meet its objective(s).
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -11.31%, Class I shares at NAV returned -11.12%, and Class R6 shares at NAV returned -11.04%. For the same period, the Bloomberg U.S. Corporate High Yield Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned -11.19%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2022?
The high yield market experienced its second-worst calendar year performance ever (2008 marked the worst), declining 11.22% as measured by the ICE BofA U.S. High Yield Index. Interestingly, high yield outperformed the investment grade market, which declined by 15.44% as measured by the ICE BofA U.S. Corporate Index. The increase in Treasury rates drove most of the performance for the two markets, as higher-rated credits were more affected by the rate move while lower-rated credits experienced a greater impact due to spread widening. The spread is the additional yield an investor receives above the risk-free rate for bonds of the same duration (sensitivity to changes in interest rates). The full high yield market began the year with a yield to worst (YTW) of 4.32% and an option-adjusted spread (OAS) of 3.10%, and ended the year with a YTW of 8.99% and an OAS of 4.81%, suggesting that the rate move was more impactful to performance than spread widening.
In this challenging environment, lower-rated segments of the market underperformed those with higher ratings. BB-rated securities, as measured by the ICE BofA BB U.S. High Yield Index, declined 10.57% for the fiscal year; single-Bs, as measured by the ICE BofA Single-B U.S. High Yield Index, declined 10.58%; and CCCs, as measured by the ICE BofA CCC & Lower U.S. High Yield Index, declined 16.32%. Notable underperforming segments of the market for the year included the ICE BofA U.S. Distressed High Yield Index, which declined 27.36% (this Index has a CCC1 composite rating), and the ICE BofA 10+ Year U.S. Cash Pay High Yield Index, which declined 22.46% (this Index has a BB2 composite rating).
Top-performing sectors in high yield for the year included transportation (-4.15%), aerospace (-4.24%), gaming (-5.48%), and energy (-5.52%). Bottom-performing sectors included non-food retail (-21.75%), entertainment (-19.25%), broadcasting (-16.65%), and health care (-16.33%).
What factors affected the Fund’s performance during its fiscal year?
The Fund had a negative return for the 12 months ended December 31, 2022, but outperformed its benchmark, the Bloomberg U.S. Corporate High Yield Bond Index.
The largest contributors to relative performance for the year were an overweight and positive security selection in energy, an underweight and positive security selection in consumer non-cyclicals, and an overweight and positive security selection in transportation.
Top detractors from relative performance for the fiscal year were negative security selection in consumer cyclicals, an underweight and negative security selection in capital goods, and an overweight in finance companies.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Market Volatility: The value of securities in the Fund may go up or down in response prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Corporate Bonds and Notes		96%
Financials	20%
Energy	18
Consumer Discretionary	17
Industrials	11
Communication Services	9
Health Care	5
Information Technology	4
All other Corporate Bonds and Notes	12
Leveraged Loans		1
Other (includes short-term investment and securities lending collateral )		3
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Income Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-11.31%	1.45%	3.23%	— %	—
Class A shares at POP[3,4]	-14.64	0.67	2.84	—	—
Class I shares at NAV[2]	-11.12	1.69	3.47	—	—
Class R6 shares at NAV[2]	-11.04	1.80	—	2.89	8/1/14
Bloomberg U.S. Corporate High Yield Bond Index	-11.19	2.31	4.03	3.49 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.14%, Net 0.93%; Class I shares: Gross 0.89%, Net 0.68%; Class R6 shares: Gross 0.75%, Net 0.59%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Income Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: HYPSX
Class I: SAMHX
Class R6: HYIZX
Seix High Yield Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking high income and, secondarily, capital appreciation. There is no guarantee that the Fund will meet its objective(s).
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -10.70%, Class I shares at NAV returned -10.51%, and Class R6 shares at NAV returned -10.41%. For the same period, the ICE BofA U.S. High Yield BB-B Constrained Index, the Fund’s style-specific benchmark appropriate for comparison, returned -10.58%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2022?
The high yield market experienced its second-worst calendar year performance ever (2008 marked the worst), declining 11.22% as measured by the ICE BofA U.S. High Yield Index. The option-adjusted spread (OAS) for the benchmark widened 1.71% during the year due to an increase in Treasury rates. The full high yield market began the year with a yield to worst (YTW) of 4.32% and an OAS of 3.10%, and ended the year with a YTW of 8.99% and an OAS of 4.81%, suggesting that the rate move was more impactful to performance than spread widening. The spread is the additional yield an investor receives above the risk-free rate for bonds of the same duration (sensitivity to changes in interest rates).
In this challenging environment, lower-rated segments of the market underperformed those with higher ratings. BB-rated securities, as measured by the ICE BofA BB U.S. High Yield Index, declined 10.57% for the fiscal year; single-Bs, as measured by the ICE BofA Single-B U.S. High Yield Index, declined 10.58%; and CCCs, as measured by the ICE BofA
CCC & Lower U.S. High Yield Index, declined 16.32%. Notable underperforming segments of the market for the year included the ICE BofA U.S. Distressed High Yield Index, which declined 27.36% (this Index has a CCC1 composite rating), and the ICE BofA 10+ Year U.S. Cash Pay High Yield Index, which declined 22.46% (this Index has a BB2 composite rating).
Including distressed exchanges, in which troubled companies seek to exchange outstanding debt for loans with less onerous terms, U.S. high yield bond default rates increased from 0.29% in 2021 to 1.59% in 2022, according to JP Morgan.
From a supply perspective, high yield issuance totaled approximately $115 billion for the full year. In 2022, high yield fund outflows totaled $47 billion ($7.4 billion of which was from exchange-traded funds), compared with outflows of $13.6 billion in 2021.
What factors affected the Fund’s performance during its fiscal year?
The Fund had a negative return for the 12 months ended December 31, 2022, but outperformed its benchmark, the ICE BofA U.S. High Yield BB-B Constrained Index.
The largest contributor to relative performance for the year was an overweight and positive security selection in energy. Security selection in financials and an underweight to health care were also positive for performance.
Top detractors from relative performance included an overweight and negative security selection in retailers, negative security selection in media non-cable, and negative sector and security selection in metals and mining.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Corporate Bonds and Notes		98%
Consumer Discretionary	20%
Financials	18
Energy	17
Communication Services	11
Industrials	10
Health Care	6
Consumer Staples	4
All other Corporate Bonds and Notes	12
Leveraged Loans		1
Other (includes securities lending collateral)		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Yield Fund (Continued)
 Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-10.70%	2.33%	3.33%	— %	—
Class A shares at POP[3,4]	-14.05	1.55	2.94	—	—
Class I shares at NAV[2]	-10.51	2.55	3.55	—	—
Class R6 shares at NAV[2]	-10.41	2.63	—	3.79	8/1/16
ICE BofA U.S. High Yield BB-B Constrained Index	-10.58	2.31	3.94	3.48 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.01%, Net 0.82%; Class I shares: Gross 0.73%, Net 0.64%; Class R6 shares: Gross 0.64%, Net 0.53%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Yield Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Investment Grade Tax-Exempt Bond Fund
Fund Summary (Unaudited)
Ticker Symbols:
Class A: SISIX
Class I: STTBX
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize high total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -6.62% and Class I shares at NAV returned -6.49%. For the same period, the Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index, the Fund’s style-specific benchmark appropriate for comparison, returned -5.95%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2022?
During the 12-month period, tax-exempt interest rates moved sharply higher across the entire yield curve as tax-exempt bonds fell victim to surging U.S. Treasury bond yields. Higher inflation readings, the Russia/Ukraine conflict, and the Federal Reserve (the Fed) raising its target interest rate eight times in 2022 to 4.50%, all contributed to some of the worst performance for tax-exempt bonds in more than 40 years. As the fiscal year ended, interest rates were at multi-decade highs as yields across the curve were more than 1.59% higher, with some maturities more than 2.00% higher than at the start of the year. The Bloomberg U.S. Municipal Bond Index, a broad measure of the municipal market, returned -8.5% for the year. Bonds with maturities longer than 22 years and bonds rated BBB produced the largest losses over the 12-month period, down more than 15% and 12%, respectively.
Investors were uncomfortable with the rapid increase in rates, eventually pulling more than $124 billion from mutual funds over the previous 52 weeks. This change in retail investor demand resulted in intense selling pressure, causing the market to soften and yields to rise further, begetting a self-fulfilling cycle. The market posted a positive monthly return in only four of the 12 months of 2022.
While demand dropped, overall municipal issuance fell short of what the market experienced in 2021. This decline in issuance was largely a result of a sharp decline in taxable municipal issuance, as market volatility hampered issuers’ ability to manage the timing of refinancing their outstanding bonds. The supply of tax-exempt bonds was also suppressed as higher interest rates pushed issuance to the sidelines. Lighter issuance mitigated some of the downward pressure caused by constant selling.
Credit fundamentals in the municipal market remained mostly sound at year-end. State and local governments began fiscal 2022 with record levels of reserves, which gave them significant flexibility and the ability to weather periods of volatility. This was largely attributable to the sizable infusions of federal relief aid, robust property tax assessed valuations, and better-than-expected sales and income tax collections. Inflation moved sharply higher during the 12-month period, with year-over-year growth in the Consumer Price Index (CPI) hitting multi-decade highs. Rising inflation, initially driven by pandemic-related imbalances that impacted the supply of labor, materials, and distribution networks, was exacerbated by the conflict in Eastern Europe. However, ongoing elevated inflation has historically driven even higher tax collections as the cost of goods and services increases.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed the Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index largely as a result of the Fund’s exposure to the 20-year and longer part of the yield curve. Security selection in the health care and transportation sectors was a drag on performance, while security selection in special tax aided performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Municipal Bonds	95%
Short-Term Investment	5
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Investment Grade Tax-Exempt Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-6.62%	1.10%	1.64%
Class A shares at POP[3,4]	-9.19	0.54	1.36
Class I shares at NAV[2]	-6.49	1.27	1.80
Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index	-5.95	1.44	1.95
Fund Expense Ratios[5]: Class A shares: Gross 1.02%, Net: 0.68%; Class I shares: Gross 0.81%, Net: 0.53%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Investment Grade Tax-Exempt Bond Fund (Continued)
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: CBPSX
Class I: SAMFX
Class R6: SAMZX
Seix Total Return Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -13.70%, Class I shares at NAV returned -13.57%, and Class R6 shares at NAV returned -13.36%. For the same period, the Bloomberg U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned -13.01%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2022?
Unprecedented is the only way to describe the bond market in 2022. In response to an inflation backdrop that saw the headline rate peak at 9.1% in June, the Federal Reserve (the Fed) was forced to embark on a tightening cycle the likes of which the market had not seen since the early 1980s. Not coincidentally, that was also the last time the economy endured such painful consumer price inflation.
Entering the 2022 calendar year, expectations were for the Fed to begin tightening monetary policy, but at a fairly slow and gradual pace. However, the persistence of high inflation – and the Fed’s tarnished reputation after incorrectly characterizing the post-pandemic inflation bounce as transitory – necessitated a far more forceful policy response. Ultimately, the Fed raised rates by 4.25%, bringing the top end of the Fed’s target range to 4.50% by the end of the year.
As a result of this dramatic tightening cycle, interest rates across the board rose considerably throughout the year. Shorter-term Treasury yields (2-year and 5-year) were most impacted by higher policy rates. Longer-term Treasury yields were also impacted, but to a lesser degree. Benchmark Treasury yield changes were as follows:
           12/31/21    12/30/22     2022
   2yr     0.73%      4.43%        +3.70%
   5yr     1.26        4.01       +2.75
  10yr     1.51        3.88        +2.37
  30yr     1.90        3.97        +2.07
As a result of this dramatic increase in Treasury rates, total returns across the investment grade bond market were uniformly negative and, in many cases, the worst annual returns ever. The Bloomberg U.S. Aggregate Bond Index, the leading broad-based benchmark for the domestic investment grade bond market, endured a -13.01% total return for the year. That was its worst total return by a wide margin since the inception of the Index in 1976. The prior worst annual total return was -2.92% in 1994.
The uncertainty of the monetary policy backdrop contributed to the underperformance of most spread sectors (non-governmental fixed income investments). In 2022, all of the investment grade spread sectors generated negative excess return. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a Treasury note or bond with the same duration (interest rate sensitivity).
The residential mortgage-backed sector performed worst, with -2.23% of negative excess return for the year. Investment grade corporate credit generated -1.25% of negative excess return; the commercial mortgage-backed sector generated -1.20% of negative excess return; and the government-related sector earned -0.42% of negative excess return. The underperformance of the spread sectors was prevalent for most of 2022, with only the fourth quarter offering some positive excess return.
The overriding narrative that persisted amid the unprecedented Fed tightening cycle was focused on the inevitable recession this policy was expected to produce. At times in 2022, analysts argued that the economy was already in recession and the data would eventually make that clear for all to see.
Resilience at both the corporate and consumer level appeared to keep this outcome at bay, but expectations for 2023 continued to focus on a recession, with the timing the only unknown variable.
What factors affected the Fund’s performance during its fiscal year?
In a year in which interest rates rose sharply, the Fund underperformed its benchmark for the 12-month period ended December 31, 2022. The Fund’s allocation to the corporate bond sector provided mixed results over the year, as the underweight to the sector (asset allocation) was a positive contributor, but security selection within the sector was a more meaningful detractor from performance. Similarly, the allocation to the securitized asset sector provided mixed results, as the residential mortgage-backed securities (RMBS) allocation and security selection were positive; however, commercial mortgage-backed security (CMBS) security selection and asset-backed security (ABS) security selection and allocation both detracted from relative performance.
Neither the Fund’s U.S. Treasury yield curve positioning, allocation to Treasury Inflation-Protected Securities (TIPS), nor the lack of an allocation to the traditional government agency sector were significant influences on relative performance for the full calendar year. The Fund’s position in the Markit HYCDX, an index of high yield credit default swaps, was the biggest positive contributor to relative performance for the year.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Total Return Bond Fund (Continued)
the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investments.
Market Volatility: The value of securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Mortgage-Backed Securities		41%
Agency	36%
Non-Agency	5
U.S. Government Securities		31
Corporate Bonds and Notes		19
Financials	9
Energy	3
All other Corporate Bonds and Notes	7
Asset-Backed Securities		6
Other	4
Credit Card	2
Short-Term Investment		3
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Total Return Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-13.70%	0.03%	0.78%	— %	—
Class A shares at POP[3,4]	-16.94	-0.74	0.40	—	—
Class I shares at NAV[2]	-13.57	0.26	1.03	—	—
Class R6 shares at NAV[2]	-13.36	0.41	—	1.18	8/1/14
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	1.04 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.86%, Net: 0.70%; Class I shares: Gross 0.56%, Net: 0.46%; Class R6 shares: Gross 0.45%, Net: 0.31%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Total Return Bond Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Government Securities Ultra-Short Bond Fund
Fund Summary (Unaudited)
Ticker Symbols:
Class A: SSAGX
Class I: SIGVX
Class R6: SIGZX
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize current income consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -1.39%, Class I shares at NAV returned -1.05%, and Class R6 shares at NAV returned -1.00%†. For the same period, the Bloomberg U.S. Treasury Bill 3-6 Month Index, the Fund’s style-specific benchmark appropriate for comparison, returned 1.31%.
   † See footnote 3 on page 38.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2022?
Unprecedented is the only way to describe the bond market in 2022. In response to an inflation backdrop that saw the headline rate peak at 9.1% in June, the Federal Reserve (the Fed) was forced to embark on a tightening cycle the likes of which the market had not seen since the early 1980s. Not coincidentally, that was also the last time the economy endured such painful consumer price inflation.
Entering the 2022 calendar year, expectations were for the Fed to begin tightening monetary policy, but at a fairly slow and gradual pace. However, the persistence of high inflation – and the Fed’s tarnished reputation after incorrectly characterizing the post-pandemic inflation bounce as transitory – necessitated a far more forceful policy response. Ultimately, the Fed raised rates by 4.25%, bringing the top end of the Fed’s target range to 4.50% by the end of the year.
As a result of this dramatic tightening cycle, interest rates across the board rose considerably throughout the year. Shorter-term Treasury yields (2-year and 5-year) were most impacted by higher policy rates. Longer-term Treasury yields were also impacted, but to a lesser degree. Benchmark Treasury yield changes were as follows:
          12/31/21   12/30/22     2022
   2yr     0.73%      4.43%     +3.70%
   5yr     1.26        4.01       +2.75
  10yr     1.51        3.88      +2.37
  30yr     1.90        3.97      +2.07
As a result of this dramatic increase in Treasury rates, total returns across the investment grade bond market were uniformly negative and, in many cases, the worst annual returns ever. The Bloomberg U.S. Aggregate Bond Index, the leading broad-based benchmark for the domestic investment grade bond market, endured a -13.01% total return for the year. That was its worst total return by a wide margin since the inception of the Index in 1976. The prior worst annual total return was -2.92% in 1994.
The uncertainty of the monetary policy backdrop contributed to the underperformance of most spread sectors (non-governmental fixed income investments). In 2022, all of the investment grade spread sectors generated negative excess return. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a Treasury note or bond with the same duration (interest rate sensitivity).
The residential mortgage-backed sector performed worst, with -2.23% of negative excess return for the year. Investment grade corporate credit generated -1.25% of negative excess return; the commercial mortgage-backed sector generated -1.20% of negative excess return; and the government-related sector earned -0.42% of negative excess return. The underperformance of the spread sectors was prevalent for most of 2022, with only the fourth quarter offering some positive excess return.
The overriding narrative that persisted amid the unprecedented Fed tightening cycle was focused on the inevitable recession this policy was expected to produce. At times in 2022, analysts argued that the economy was already in recession and the data would eventually make that clear for all to see.
Resilience at both the corporate and consumer level appeared to keep this outcome at bay, but expectations for 2023 continued to focus on a recession, with the timing the only unknown variable.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2022. The sharp rise in short-term interest rates as well as spread widening in the out-of-index securitized asset sector were the largest detractors from absolute and relative performance. The Fund’s utilization of interest rate futures to partially offset rate hikes was a positive contributor to performance. The Fund’s allocation to floating rate securities was increased during the year as the average duration, or sensitivity to changes in interest rates, was cut to around .38 years at year-end.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
U.S. Government Securities: U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares.
Market Volatility: The value of the securities in the Fund may go up or down in response to the
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Government Securities Ultra-Short Bond Fund (Continued)
prospects of individual and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Mortgage-Backed Securities		96%
Agency	96%
Short-Term Investment		4
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Government Securities Ultra-Short Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-1.39%	— %	— %	0.49%	7/24/18
Class I shares at NAV[2]	-1.05	0.82	0.70	—	—
Class R6 shares at NAV[2]	-1.00 [3]	0.97	—	1.04	8/1/16
Bloomberg U.S. Treasury Bill 3-6 Month Index	1.31	1.31	0.82	— [4]	—
Fund Expense Ratios[5]: Class A shares: Gross 0.66%, Net: 0.66%; Class I shares: Gross 0.49%, Net: 0.41%; Class R6 shares: Gross 0.35%, Net: 0.26%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The index return is 1.26% since inception of Class A shares and 1.18% since inception of Class R6 shares.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SASSX
Class I: SISSX
Seix Ultra-Short Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize current income consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -0.94% and Class I shares at NAV returned -0.59%. For the same period, the Bloomberg U.S. Treasury Bill 3-6 Month Index, the Fund’s style-specific benchmark appropriate for comparison, returned 1.31%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2022?
Unprecedented is the only way to describe the bond market in 2022. In response to an inflation backdrop that saw the headline rate peak at 9.1% in June, the Federal Reserve (the Fed) was forced to embark on a tightening cycle the likes of which the market had not seen since the early 1980s. Not coincidentally, that was also the last time the economy endured such painful consumer price inflation.
Entering the 2022 calendar year, expectations were for the Fed to begin tightening monetary policy, but at a fairly slow and gradual pace. However, the persistence of high inflation – and the Fed’s tarnished reputation after incorrectly characterizing the post-pandemic inflation bounce as transitory – necessitated a far more forceful policy response. Ultimately, the Fed raised rates by 4.25%, bringing the top end of the Fed’s target range to 4.50% by the end of the year.
As a result of this dramatic tightening cycle, interest rates across the board rose considerably throughout the year. Shorter-term Treasury yields (2-year and 5-year) were most impacted by higher policy rates. Longer-term Treasury yields were also impacted, but to a lesser degree. Benchmark Treasury yield changes were as follows:
          12/31/21    12/30/22      2022
   2yr     0.73%      4.43%        +3.70%
   5yr     1.26        4.01       +2.75
  10yr     1.51        3.88       +2.37
  30yr     1.90        3.97        +2.07
As a result of this dramatic increase in Treasury rates, total returns across the investment grade bond market were uniformly negative and, in many cases, the worst annual returns ever. The Bloomberg U.S. Aggregate Bond Index, the leading broad-based benchmark for the domestic investment grade bond market, endured a -13.01% total return for the year. That was its worst total return by a wide margin since the inception of the Index in 1976. The prior worst annual total return was -2.92% in 1994.
The uncertainty of the monetary policy backdrop contributed to the underperformance of most spread sectors (non-governmental fixed income investments). In 2022, all of the investment grade spread sectors generated negative excess return. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a Treasury note or bond with the same duration (interest rate sensitivity).
The residential mortgage-backed sector performed worst, with -2.23% of negative excess return for the year. Investment grade corporate credit generated -1.25% of negative excess return; the commercial mortgage-backed sector generated -1.20% of negative excess return; and the government-related sector earned -0.42% of negative excess return. The underperformance of the spread sectors was prevalent for most of 2022, with only the fourth quarter offering some positive excess return.
The overriding narrative that persisted amid the unprecedented Fed tightening cycle was focused on the inevitable recession this policy was expected to produce. At times in 2022, analysts argued that the economy was already in recession and the data would eventually make that clear for all to see. Resilience at both the corporate and consumer level appeared to keep this outcome at bay, but expectations for 2023 continued to focus on a recession, with the timing the only unknown variable.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2022. The sharp rise in short-term interest rates as well as spread widening in the out-of-index securitized asset and corporate sectors were the largest detractors from absolute and relative performance. The Fund’s utilization of interest rate futures to partially offset rate hikes was a positive contributor to performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Ultra-Short Bond Fund (Continued)
health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Corporate Bonds and Notes		56%
Financials	27%
Communication Services	9
Energy	8
Industrials	6
Information Technology	4
All other Corporate Bonds and Notes	2
Mortgage-Backed Securities		23
Non-Agency	16
Agency	7
Asset-Backed Securities		21
Credit Card	10
Automobiles	7
Student Loan	4
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Ultra-Short Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-0.94%	— %	— %	0.73%	7/24/18
Class I shares at NAV[2]	-0.59	1.10	1.01	—	—
Bloomberg U.S. Treasury Bill 3-6 Month Index	1.31	1.31	0.82	1.26 [3]	—
Fund Expense Ratios[4]: Class A shares: Gross 0.86%, Net: 0.65%; Class I shares: Gross 0.63%, Net: 0.40%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	The since inception index return is from the inception date of Class A shares.
[4]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—32.5%
U.S. Treasury Bonds 3.000%, 8/15/52	$ 6,114	$ 5,037
U.S. Treasury Inflation Indexed Bonds 0.125%, 1/15/32	3,982	3,488
U.S. Treasury Notes
1.375%, 6/30/23	423	416
0.125%, 12/15/23	1,420	1,360
0.375%, 7/15/24	2,678	2,509
0.500%, 3/31/25	752	691
0.250%, 9/30/25	2,225	1,998
2.750%, 7/31/27	322	305
4.125%, 11/15/32	3,596	3,669
Total U.S. Government Securities (Identified Cost $20,014)		19,473

Mortgage-Backed Securities—40.8%
Agency—36.2%
Federal Home Loan Mortgage Corp.
Pool #A95259 4.000%, 12/1/40	274	263
Pool #G60019 4.500%, 3/1/44	121	119
Pool #Q35611 4.000%, 9/1/45	265	254
Pool #Q42921 3.500%, 9/1/46	365	342
Pool #Q52135 3.500%, 11/1/47	523	486
Pool #Q53881 4.500%, 1/1/48	228	226
Pool #Q61680 4.000%, 2/1/49	236	225
Pool #QA3079 3.500%, 10/1/49	183	168
Pool #QA4766 3.500%, 11/1/49	358	336
Pool #QA9935 3.000%, 6/1/50	152	136
Pool #QC2692 3.000%, 6/1/51	214	190
Pool #QC4721 3.000%, 7/1/51	106	93
Pool #QD9468 3.500%, 4/1/52	192	176
Pool #QE0961 4.000%, 4/1/52	460	432
Pool #QE1443 4.000%, 5/1/52	356	335
Pool #QE1985 4.500%, 5/1/52	275	265
Pool #QE2366 5.000%, 5/1/52	94	94
Pool #QE4826 4.500%, 7/1/52	667	643
Pool #QE9889 5.000%, 9/1/52	192	190
Pool #QE9908 5.500%, 9/1/52	179	180
Pool #QF0346 5.000%, 9/1/52	117	115
	Par Value	Value

Agency—continued
Pool #QF0904 5.000%, 10/1/52	$ 783	$ 772
Pool #QF2469 5.500%, 11/1/52	344	346
Pool #RA2622 3.000%, 5/1/50	227	201
Pool #RA7191 3.500%, 4/1/52	666	606
Pool #RA7502 5.000%, 6/1/52	416	411
Pool #SC0203 2.500%, 12/1/41	423	371
Pool #SD0164 3.500%, 12/1/49	314	289
Pool #SD1618 5.000%, 9/1/52	1,107	1,093
Pool #ZM5226 3.500%, 12/1/47	202	188
Federal National Mortgage Association
Pool #AB3692 4.000%, 10/1/41	221	211
Pool #AB3878 4.000%, 11/1/41	253	242
Pool #AB5924 3.000%, 8/1/42	373	337
Pool #BA4799 4.000%, 2/1/46	105	101
Pool #BE5050 4.000%, 9/1/45	87	83
Pool #BJ8599 3.500%, 4/1/48	58	53
Pool #BK6111 4.000%, 7/1/48	405	389
Pool #BN4542 4.500%, 2/1/49	71	69
Pool #BO3024 3.500%, 10/1/49	157	145
Pool #BP5431 3.000%, 6/1/50	71	63
Pool #BP5432 3.000%, 6/1/50	219	196
Pool #BT7914 5.000%, 10/1/52	499	493
Pool #BV3044 3.000%, 2/1/52	434	387
Pool #BV5020 5.000%, 6/1/52	89	88
Pool #BV8320 3.500%, 4/1/52	330	302
Pool #BV8328 3.500%, 5/1/52	641	585
Pool #BV9705 5.000%, 6/1/52	343	338
Pool #BW0044 5.000%, 7/1/52	324	321
Pool #BW1929 5.000%, 6/1/52	222	219
Pool #BW3311 4.500%, 7/1/52	523	505
Pool #BX1225 5.500%, 10/1/52	334	336
See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #CA5122 3.000%, 2/1/50	$ 200	$ 178
Pool #CB2684 3.500%, 1/1/52	207	189
Pool #CB2760 3.500%, 2/1/52	427	388
Pool #CB3630 4.000%, 5/1/52	698	655
Pool #CB3922 5.000%, 6/1/52	426	420
Pool #FM3181 4.000%, 4/1/50	109	104
Pool #FM7290 3.000%, 5/1/51	444	395
Pool #FM8210 3.000%, 4/1/50	207	185
Pool #FS1253 4.000%, 4/1/52	409	386
Pool #FS1383 4.000%, 4/1/52	261	245
Pool #FS1443 3.500%, 4/1/52	811	739
Pool #FS2249 5.000%, 6/1/52	504	499
Pool #FS2692 5.000%, 8/1/52	566	563
Pool #FS3262 4.000%, 10/1/46	666	639
Pool #FS3386 3.500%, 5/1/38	645	617
Government National Mortgage Association
Pool #CO1904 5.000%, 8/15/52	289	292
Pool #CO1918 5.500%, 9/15/52	194	199
		21,701

Non-Agency—4.6%
BB-UBS Trust 2012-SHOW, B 144A 3.882%, 11/5/36(1)	605	561
BWAY Mortgage Trust 2013-1515, A2 144A 3.454%, 3/10/33(1)	100	93
CF Hippolyta Issuer LLC
2020-1, A1 144A 1.690%, 7/15/60(1)	332	296
2020-1, B1 144A 2.280%, 7/15/60(1)	245	214
Goldman Sachs Mortgage Securities Corp. II
2005-ROCK, A 144A 5.366%, 5/3/32(1)	435	419
2012-BWTR, A 144A 2.954%, 11/5/34(1)	190	166
Goldman Sachs Mortgage Securities Corp. Trust 2018-HULA, A (1 month LIBOR + 0.920%, Cap N/A, Floor 0.920%) 144A 5.238%, 7/15/25(1)(2)	165	160
JPMBB Commercial Mortgage Securities Trust 2013-C15, A4 4.096%, 11/15/45	358	356
	Par Value	Value

Non-Agency—continued
Wells Fargo Commercial Mortgage Trust
2013-BTC, A 144A 3.544%, 4/16/35(1)	$ 190	$ 181
2021-SAVE, A (1 month LIBOR + 1.150%, Cap N/A, Floor 1.150%) 144A 5.468%, 2/15/40(1)(2)	332	310
		2,756

Total Mortgage-Backed Securities (Identified Cost $25,761)		24,457

Asset-Backed Securities—5.9%
Credit Card—1.8%
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month LIBOR + 0.550%, Cap N/A, Floor 0.550%) 4.629%, 5/15/28(2)	550	530
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month LIBOR + 0.770%) 5.062%, 5/14/29(2)	585	574
		1,104

Other—4.1%
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(1)	254	215
DB Master Finance LLC 2021-1A, A23 144A 2.791%, 11/20/51(1)	480	370
Five Guys Funding LLC 2017-1A, A2 144A 4.600%, 7/25/47(1)	356	333
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	675	606
Stack Infrastructure Issuer LLC 2021-1A, A2 144A 1.877%, 3/26/46(1)	440	380
Taco Bell Funding LLC 2021-1A, A23 144A 2.542%, 8/25/51(1)	371	282
Vantage Data Centers LLC 2020-2A, A2 144A 1.992%, 9/15/45(1)	325	267
		2,453

Total Asset-Backed Securities (Identified Cost $4,023)		3,557

Corporate Bonds and Notes—18.2%
Communication Services—1.2%
AT&T, Inc. 3.550%, 9/15/55	255	170
Paramount Global
4.200%, 5/19/32	152	125
4.950%, 5/19/50	187	136
Warnermedia Holdings, Inc. 144A 5.141%, 3/15/52(1)	365	265
		696

Consumer Discretionary—0.6%
Hyatt Hotels Corp. 1.800%, 10/1/24	203	190

See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Kohl’s Corp. 3.625%, 5/1/31	$ 234	$ 164
		354

Consumer Staples—0.9%
Coca-Cola Co. (The) 1.000%, 3/15/28	363	303
Mars, Inc. 144A 2.450%, 7/16/50(1)	379	229
		532

Energy—2.6%
Boardwalk Pipelines LP 4.450%, 7/15/27	82	78
Continental Resources, Inc. 144A 2.875%, 4/1/32(1)	248	184
Enterprise Products Operating LLC 4.200%, 1/31/50	188	148
HF Sinclair Corp. 4.500%, 10/1/30	276	242
Pioneer Natural Resources Co. 1.900%, 8/15/30	482	377
Plains All American Pipeline LP 3.800%, 9/15/30	286	249
Targa Resources Corp. 4.200%, 2/1/33	157	135
Williams Cos., Inc. (The) 3.500%, 10/15/51	181	123
		1,536

Financials—8.4%
AerCap Ireland Capital DAC 3.850%, 10/29/41	226	160
American Express Co. 3.950%, 8/1/25	134	131
Avolon Holdings Funding Ltd.
144A 2.125%, 2/21/26(1)	467	402
144A 4.250%, 4/15/26(1)	171	155
Bank of America Corp.
2.087%, 6/14/29	198	167
2.572%, 10/20/32	256	201
Bank of New York Mellon Corp. (The) 4.414%, 7/24/26	315	310
BPCE S.A. 144A 5.748%, 7/19/33(1)	250	238
Daimler Trucks Finance North America LLC 144A 2.500%, 12/14/31(1)	182	141
Goldman Sachs Group, Inc. (The) 1.542%, 9/10/27	421	363
Hartford Financial Services Group, Inc. (The) 2.800%, 8/19/29	173	148
JPMorgan Chase & Co.
0.824%, 6/1/25	412	384
1.578%, 4/22/27	49	43
KeyBank N.A. 4.390%, 12/14/27	250	240
Morgan Stanley
0.791%, 1/22/25	472	447
1.593%, 5/4/27	355	311
	Par Value	Value

Financials—continued
PG&E Wildfire Recovery Funding LLC Series A-2 4.263%, 6/1/36	$ 175	$ 162
PNC Financial Services Group, Inc. (The) Series V 6.200% (3)	107	105
U.S. Bancorp 5.727%, 10/21/26	129	131
United Airlines Pass-Through-Trust 2020-1, A 5.875%, 10/15/27	350	345
Wells Fargo & Co.
3.526%, 3/24/28	383	355
3.350%, 3/2/33	141	119
		5,058

Health Care—0.5%
AbbVie, Inc. 4.250%, 11/21/49	335	278
Industrials—0.6%
Triton Container International Ltd. 3.250%, 3/15/32	431	331
Information Technology—0.7%
Broadcom, Inc. 144A 3.750%, 2/15/51(1)	272	188
Global Payments, Inc. 4.950%, 8/15/27	131	127
Micron Technology, Inc. 3.477%, 11/1/51	205	127
		442

Materials—1.3%
Freeport-McMoRan, Inc. 5.450%, 3/15/43	294	265
LYB International Finance III LLC 3.625%, 4/1/51	137	92
Newmont Corp.
2.250%, 10/1/30	251	202
6.250%, 10/1/39	232	242
		801

Real Estate—0.5%
Equinix, Inc. 3.900%, 4/15/32	199	177
Tanger Properties LP 2.750%, 9/1/31	187	135
		312

Utilities—0.9%
Boardwalk Pipelines LP 3.400%, 2/15/31	118	99
Consolidated Edison Co. of New York, Inc. Series 20B 3.950%, 4/1/50	160	126
Pacific Gas & Electric Co. 2.500%, 2/1/31	182	141

See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Utilities—continued
Southern Co. (The) Series A 3.700%, 4/30/30	$ 193	$ 174
		540

Total Corporate Bonds and Notes (Identified Cost $12,907)		10,880

Total Long-Term Investments—97.4% (Identified Cost $62,705)		58,367

	Shares
Short-Term Investment—1.9%
Money Market Mutual Fund—1.9%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(4)	1,140,983	1,141
Total Short-Term Investment (Identified Cost $1,141)		1,141

TOTAL INVESTMENTS—99.3% (Identified Cost $63,846)		$59,508
Other assets and liabilities, net—0.7%		418
NET ASSETS—100.0%		$59,926
Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $6,655 or 11.1% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	No contractual maturity date.
(4)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Asset-Backed Securities	$ 3,557	$ —	$ 3,557
Corporate Bonds and Notes	10,880	—	10,880
Mortgage-Backed Securities	24,457	—	24,457
U.S. Government Securities	19,473	—	19,473
Money Market Mutual Fund	1,141	1,141	—
Total Investments	$59,508	$1,141	$58,367
There were no securities  valued using  significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers  into or  out of Level 3 related to securities held at December 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Par Value	Value
U.S. Government Security—3.2%
U.S. Treasury Bonds 1.875%, 11/15/51	$2,300	$ 1,457
Total U.S. Government Security (Identified Cost $1,906)		1,457

Corporate Bonds and Notes—95.2%
Communication Services—8.6%
AT&T, Inc. 3.550%, 9/15/55	530	354
Paramount Global
4.200%, 5/19/32	679	556
4.950%, 5/19/50	966	703
Verizon Communications, Inc. 4.125%, 3/16/27	1,302	1,268
Warnermedia Holdings, Inc. 144A 5.141%, 3/15/52(1)	1,401	1,018
		3,899

Consumer Discretionary—5.1%
Carnival Corp. 144A 9.875%, 8/1/27(1)	743	702
Hyatt Hotels Corp. 1.800%, 10/1/24	873	818
Kohl’s Corp. 3.625%, 5/1/31	735	515
Tapestry, Inc. 3.050%, 3/15/32	376	293
		2,328

Consumer Staples—1.4%
Mars, Inc. 144A 2.450%, 7/16/50(1)	1,035	625
Energy—17.5%
Boardwalk Pipelines LP 4.450%, 7/15/27	651	619
Continental Resources, Inc. 144A 2.875%, 4/1/32(1)	955	708
Enterprise Products Operating LLC 4.200%, 1/31/50	851	669
HF Sinclair Corp. 4.500%, 10/1/30	1,523	1,337
Petroleos Mexicanos 6.700%, 2/16/32	1,053	825
Pioneer Natural Resources Co. 1.900%, 8/15/30	1,695	1,328
Plains All American Pipeline LP 3.800%, 9/15/30	1,487	1,292
Targa Resources Corp. 4.200%, 2/1/33	623	536
Williams Cos., Inc. (The) 3.500%, 10/15/51	920	626
		7,940

Financials—40.9%
AerCap Ireland Capital DAC 3.850%, 10/29/41	613	433
	Par Value	Value

Financials—continued
American Express Co. 3.950%, 8/1/25	$ 443	$ 434
Avolon Holdings Funding Ltd. 144A 2.125%, 2/21/26(1)	1,527	1,314
Bank of America Corp. 2.572%, 10/20/32	1,423	1,115
Bank of New York Mellon Corp. (The) 4.414%, 7/24/26	845	832
BPCE S.A. 144A 5.748%, 7/19/33(1)	703	669
Daimler Trucks Finance North America LLC
144A 1.625%, 12/13/24(1)	650	603
144A 2.500%, 12/14/31(1)	898	696
Ford Motor Credit Co. LLC 3.375%, 11/13/25	1,135	1,026
Goldman Sachs Group, Inc. (The) 1.542%, 9/10/27	1,535	1,324
Hyundai Capital America 144A 2.000%, 6/15/28(1)	1,252	1,020
JPMorgan Chase & Co. 1.578%, 4/22/27	854	750
Morgan Stanley
0.791%, 1/22/25	795	752
1.593%, 5/4/27	648	568
NatWest Group plc 1.642%, 6/14/27	1,000	866
OneMain Finance Corp. 4.000%, 9/15/30	586	437
PNC Financial Services Group, Inc. (The) Series V 6.200% (2)	859	840
Pricoa Global Funding I 144A 1.200%, 9/1/26(1)	823	723
U.S. Bancorp 5.727%, 10/21/26	410	418
UBS Group AG 144A 4.751%, 5/12/28(1)	1,087	1,040
United Airlines Pass-Through-Trust
2020-1, A 5.875%, 10/15/27	585	577
2020-1, B 4.875%, 1/15/26	781	743
Wells Fargo & Co.
3.526%, 3/24/28	1,196	1,108
3.350%, 3/2/33	284	239
		18,527

Industrials—2.7%
Triton Container International Ltd. 3.250%, 3/15/32	1,590	1,220
Information Technology—4.7%
Broadcom, Inc. 144A 3.750%, 2/15/51(1)	752	519
Dell International LLC 144A 3.450%, 12/15/51(1)	1,049	642
Global Payments, Inc. 4.950%, 8/15/27	462	448
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Micron Technology, Inc. 3.477%, 11/1/51	$ 799	$ 496
		2,105

Materials—6.1%
Freeport-McMoRan, Inc. 5.450%, 3/15/43	1,332	1,201
LYB International Finance III LLC 3.625%, 4/1/51	1,405	940
Newmont Corp. 6.250%, 10/1/39	591	617
		2,758

Real Estate—3.6%
Equinix, Inc. 3.900%, 4/15/32	708	629
Tanger Properties LP 2.750%, 9/1/31	1,392	1,008
		1,637

Utilities—4.6%
Boardwalk Pipelines LP 3.400%, 2/15/31	837	700
Consolidated Edison Co. of New York, Inc. Series 20B 3.950%, 4/1/50	818	642
Pacific Gas & Electric Co. 2.500%, 2/1/31	976	757
		2,099

Total Corporate Bonds and Notes (Identified Cost $51,846)		43,138

Total Long-Term Investments—98.4% (Identified Cost $53,752)		44,595

TOTAL INVESTMENTS—98.4% (Identified Cost $53,752)		$44,595
Other assets and liabilities, net—1.6%		715
NET ASSETS—100.0%		$45,310
Abbreviations:
CDX.NA.HY	Markit’s North American High Yield CDX Index
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $10,279 or 22.7% of net assets.
(2)	No contractual maturity date.

Counterparties:
ICE	Intercontinental Exchange

Country Weightings (Unaudited)†
United States	84%
Cayman Islands	3
Bermuda	3
Switzerland	2
United Kingdom	2
Mexico	2
Panama	2
Other	2
Total	100%
† % of total investments as of December 31, 2022.

Centrally cleared credit default swaps - buy protection(1) outstanding as of December 31, 2022 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
CDX.NA.HY.39	Quarterly	ICE	5.000%	12/20/27	$(2,579)	$ (19)	$ (47)	$28	$—
Total						$ (19)	$ (47)	$28	$—

Footnote Legend:
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$43,138	$43,138
U.S. Government Security	1,457	1,457
Total Assets	44,595	44,595
Liabilities:
Other Financial Instruments:
Centrally Cleared Credit Default Swap	(19)	(19)
Total Liabilities	(19)	(19)
Total Investments	$44,576	$44,576
There were no securities valued  using  significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Par Value	Value
Asset-Backed Securities—0.3%
Collateralized Loan Obligation—0.3%
Mountain View CLO XVI Ltd. 2022-1A, E (3 month Term SOFR + 9.080%, Cap N/A, Floor 9.080%) 144A 13.134%, 10/15/32(1)(2)	$ 5,000	$ 4,987
Total Asset-Backed Securities (Identified Cost $4,607)		4,987

Convertible Bonds and Notes—0.1%
Communication Services—0.1%
Liberty Interactive LLC 4.000%, 11/15/29	8,000	2,680
Total Convertible Bonds and Notes (Identified Cost $6,602)		2,680

Corporate Bonds and Notes—6.3%
Communication Services—0.5%
Allen Media LLC 144A 10.500%, 2/15/28(1)	2,000	760
Cable One, Inc. 144A 4.000%, 11/15/30(1)	2,000	1,569
CCO Holdings LLC 144A 4.750%, 3/1/30(1)	5,000	4,312
Gray Television, Inc. 144A 4.750%, 10/15/30(1)	2,000	1,447
Uniti Group LP 144A 4.750%, 4/15/28(1)	2,000	1,600
		9,688

Consumer Discretionary—0.7%
Foot Locker, Inc. 144A 4.000%, 10/1/29(1)	4,000	3,116
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	6,027	5,419
QVC, Inc. 4.750%, 2/15/27	3,000	2,123
Signal Parent, Inc. 144A 6.125%, 4/1/29(1)	3,000	874
Winnebago Industries, Inc. 144A 6.250%, 7/15/28(1)	3,000	2,798
		14,330

Consumer Staples—0.1%
Albertsons Cos., Inc. 144A 3.250%, 3/15/26(1)	2,000	1,824
Energy—0.2%
CONSOL Energy, Inc. 144A 11.000%, 11/15/25(1)	2,794	2,861
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	2,445	2,192
		5,053

Financials—1.0%
Altice Financing S.A. 144A 5.000%, 1/15/28(1)	3,000	2,415
	Par Value	Value

Financials—continued
Bread Financial Holdings, Inc. 144A 4.750%, 12/15/24(1)	$ 2,000	$ 1,773
CCO Holdings LLC 144A 4.250%, 2/1/31(1)	2,000	1,604
Ford Motor Credit Co. LLC 2.700%, 8/10/26	3,000	2,605
Holdco LLC LSF11-15 144A 6.625%, 10/15/29(1)	2,610	2,156
MPH Acquisition Holdings LLC 144A 5.500%, 9/1/28(1)	5,900	4,603
Rithm Capital Corp. 144A 6.250%, 10/15/25(1)	2,000	1,795
Rocket Mortgage LLC
144A 2.875%, 10/15/26(1)	2,600	2,229
144A 3.875%, 3/1/31(1)	1,000	763
Summit Midstream Holdings LLC 144A 8.500%, 10/15/26(1)	990	943
		20,886

Health Care—0.8%
DaVita, Inc. 144A 4.625%, 6/1/30(1)	4,500	3,620
Emergent BioSolutions, Inc. 144A 3.875%, 8/15/28(1)	3,465	1,722
Encompass Health Corp. 4.500%, 2/1/28	3,000	2,725
Syneos Health, Inc. 144A 3.625%, 1/15/29(1)	2,000	1,593
Tenet Healthcare Corp. 144A 6.125%, 10/1/28(1)	8,500	7,610
		17,270

Industrials—1.0%
Fertitta Entertainment LLC 144A 6.750%, 1/15/30(1)	4,700	3,791
Griffon Corp. 5.750%, 3/1/28	2,000	1,830
Icahn Enterprises LP 4.375%, 2/1/29	2,000	1,691
Iliad Holding SASU 144A 6.500%, 10/15/26(1)	10,550	9,785
TMS International Corp. 144A 6.250%, 4/15/29(1)	5,420	3,877
		20,974

Information Technology—1.0%
Crowdstrike Holdings, Inc. 3.000%, 2/15/29	5,250	4,430
Elastic N.V. 144A 4.125%, 7/15/29(1)	7,996	6,458
Global Payments, Inc. 2.900%, 5/15/30	3,751	3,073
NCR Corp. 144A 5.125%, 4/15/29(1)	4,600	3,847
Sensata Technologies B.V. 144A 4.000%, 4/15/29(1)	3,000	2,588
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Virtusa Corp. 144A 7.125%, 12/15/28(1)	$ 1,950	$ 1,481
		21,877

Materials—0.7%
Graham Packaging Co., Inc. 144A 7.125%, 8/15/28(1)	3,615	3,016
Mativ Holdings, Inc. 144A 6.875%, 10/1/26(1)	2,500	2,206
Sylvamo Corp. 144A 7.000%, 9/1/29(1)	8,969	8,537
		13,759

Real Estate—0.3%
Brookfield Property REIT, Inc. 144A 5.750%, 5/15/26(1)	2,000	1,827
Forestar Group, Inc. 144A 3.850%, 5/15/26(1)	2,000	1,754
SBA Communications Corp. 3.125%, 2/1/29	3,250	2,702
		6,283

Total Corporate Bonds and Notes (Identified Cost $153,798)		131,944

Leveraged Loans—87.6%
Aerospace—4.4%
Amentum Government Services Holdings LLC Tranche B-3 (6 month Term SOFR + 4.000%) 7.558% - 8.764%, 2/15/29(2)	10,746	10,447
American Airlines, Inc. (3 month LIBOR + 4.750%) 8.993%, 4/20/28(2)	17,455	17,360
Brown Group Holding LLC
(1 month LIBOR + 2.500%) 6.884%, 6/7/28(2)	5,184	5,081
Tranche B-2 (1-3 month Term SOFR + 3.750%) 7.844% - 8.073%, 7/2/29(2)	997	993
Cobham Ultra Seniorco S.a r.l. (6 month LIBOR + 3.750%) 7.063%, 8/6/29(2)	4,204	4,078
Delta Air Lines, Inc. (3 month LIBOR + 3.750%) 7.993%, 10/20/27(2)	9,008	9,170
Dynasty Acquisition Co., Inc.
2020, Tranche B-1 (1 month LIBOR + 3.500%) 7.923%, 4/6/26(2)	4,429	4,213
2020, Tranche B-2 (1 month Term SOFR + 3.500%) 7.923%, 4/6/26(2)	2,381	2,265
KKR Apple Bidco LLC (1 month LIBOR + 2.750%) 7.134%, 9/22/28(2)	3,346	3,296
MB Aerospace Holdings II Corp. First Lien (3 month LIBOR + 3.500%) 8.230%, 1/22/25(2)	3,802	3,298
Mileage Plus Holdings LLC (3 month LIBOR + 5.250%) 9.996%, 6/21/27(2)	10,611	10,900
Spirit AeroSystems, Inc. (1 month Term SOFR + 4.500%) 8.823%, 1/15/27(2)	4,968	4,923
	Par Value	Value

Aerospace—continued
TransDigm, Inc. Tranche F (3 month LIBOR + 2.250%) 6.980%, 12/9/25(2)	$ 4,714	$ 4,650
United AirLines, Inc. Tranche B (3 month LIBOR + 3.750%) 8.108%, 4/21/28(2)	5,600	5,519
Vertex Aerospace Services Corp. (1 month LIBOR + 3.500%) 7.884%, 12/6/28(2)	5,174	5,076
		91,269

Chemicals—7.0%
American Axle & Manufacturing, Inc. Tranche B, First Lien (1 month Term SOFR + 3.600%) 7.898%, 12/13/29(2)	4,965	4,849
ARC Falcon I, Inc.
(1 month LIBOR + 3.750%) 8.134%, 9/30/28(2)	3,888	3,403
(1 month LIBOR + 7.000%) 11.384%, 9/30/29(2)	5,000	4,312
Ascend Performance Materials Operations LLC 2021 (3 month Term SOFR + 4.850%) 8.831%, 8/27/26(2)	5,185	4,870
Axalta Coating Systems Dutch Holding B B.V. Tranche B-4 (3 month LIBOR + 3.000%) 0.000%, 12/20/29(2)(3)	4,060	4,060
Bakelite U.S. Holdco, Inc. (3 month Term SOFR + 4.000%) 8.580%, 5/29/29(2)	3,408	3,161
Blue Tree Holdings, Inc. (3 month LIBOR + 2.500%) 7.230%, 3/4/28(2)	7,089	6,858
Consolidated Energy Finance S.A. (1 month LIBOR + 2.500%) 6.884%, 5/7/25(2)	8,758	8,550
Gemini HDPE LLC 2027 (3 month LIBOR + 3.000%) 7.420%, 12/31/27(2)	4,053	3,985
Geon Performance Solutions LLC (3 month LIBOR + 4.500%) 9.230%, 8/18/28(2)	5,835	5,660
Herens Holdco S.a.r.l. Tranche B (3 month LIBOR + 4.000%) 8.730%, 7/3/28(2)	6,241	5,703
Hexion Holdings Corp.
First Lien (3 month Term SOFR + 4.650%) 8.934%, 3/15/29(2)	4,373	3,743
Second Lien (1 month Term SOFR + 7.538%) 11.859%, 3/15/30(2)	4,305	3,358
Ineos Enterprises Holdings U.S. Finco LLC Tranche B (3 month LIBOR + 3.500%) 8.235%, 8/28/26(2)	3,959	3,788
Ineos Finance plc 2027 (1 month Term SOFR + 3.850%) 8.173%, 11/8/27(2)	3,742	3,678
Ineos U.S. Finance LLC 2028 (1 month Term SOFR + 2.600%) 6.923%, 11/8/28(2)	6,173	5,939
Ineos U.S. Petrochem LLC 2026, Tranche B (1 month LIBOR + 2.750%) 7.134%, 1/29/26(2)	3,677	3,606
Kraton Corp. (3 month Term SOFR + 3.512%) 8.040%, 3/15/29(2)	4,819	4,769

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Chemicals—continued
LSF11 AS Holdco LLC (1 month Term SOFR + 3.614%) 7.938%, 10/15/28(2)	$ 4,595	$ 4,433
Manchester Acquisition Sub LLC (1 month Term SOFR + 5.900%) 10.304%, 12/1/26(2)	4,990	4,017
Momentive Performance Materials, Inc. First Lien (1 month LIBOR + 3.250%) 7.640%, 5/15/24(2)	7,627	7,594
Neptune Husky U.S. Bidco LLC (3 month Term SOFR + 5.150%) 9.730%, 1/3/29(2)	5,056	3,978
Pearls Netherlands Bidco B.V. Tranche B (3 month Term SOFR + 3.750%) 7.844%, 2/26/29(2)	3,844	3,724
PMHC II, Inc. (3 month Term SOFR + 4.250%) 8.494%, 4/23/29(2)	8,437	7,109
Starfruit Finco B.V. (3 month LIBOR + 2.750%) 7.165%, 10/1/25(2)	7,568	7,451
Trinseo Materials Operating SCA
2018 (1 month LIBOR + 2.000%) 6.384%, 9/6/24(2)	6,065	5,876
2021 (1 month LIBOR + 2.500%) 6.884%, 5/3/28(2)	3,383	3,142
Tronox Finance LLC 2022, First Lien (3 month Term SOFR + 3.250%) 7.830%, 4/4/29(2)	4,303	4,206
Vantage Specialty Chemicals, Inc.
First Lien (3 month LIBOR + 3.500%) 7.915% - 8.230%, 10/28/24(2)	3,310	3,225
Second Lien (3 month LIBOR + 8.250%) 12.985%, 10/27/25(2)	7,470	6,788
		145,835

Consumer Durables—1.0%
Lakeshore Learning Materials (3 month LIBOR + 3.500%) 8.230%, 9/29/28(2)	4,277	4,170
Restoration Hardware, Inc.
(1 month LIBOR + 2.500%) 6.884%, 10/20/28(2)	5,034	4,620
2022 (1 month Term SOFR + 3.350%) 7.673%, 10/20/28(2)	2,444	2,280
Safety Products First Lien (1 month LIBOR + 4.500%) 8.884%, 6/26/26(2)	1,883	1,678
Specialty Building Products Holdings LLC First Lien (1 month LIBOR + 3.750%) 7.766%, 10/15/28(2)	3,653	3,276
Weber-Stephen Products LLC
2022, Tranche B (1 month Term SOFR + 4.350%) 8.673%, 10/30/27(2)	1,935	1,645
Tranche B (1 month LIBOR + 3.250%) 7.634%, 10/30/27(2)	3,668	3,081
		20,750

Consumer Non-Durables—0.8%
ABG Intermediate Holdings 2 LLC
(1 month Term SOFR + 6.100%) 10.423%, 12/20/29(2)	1,690	1,538
	Par Value	Value

Consumer Non-Durables—continued
2021 (1 month LIBOR + 3.250%) 7.634%, 9/27/24(2)	$ 6,548	$ 6,499
Birkenstock U.S. Bidco, Inc. Tranche B (3 month LIBOR + 3.250%) 7.665%, 4/28/28(2)	2,412	2,346
Coty, Inc. Tranche B (1 month LIBOR + 2.250%) 6.471%, 4/7/25(2)	6,841	6,714
		17,097

Energy—3.3%
AL NGPL Holdings LLC (3 month LIBOR + 3.750%) 7.534%, 4/14/28(2)	4,774	4,707
Ascent Resources Utica Holdings LLC Second Lien (3 month LIBOR + 9.000%) 12.941%, 11/1/25(2)	2,000	2,108
BCP Renaissance Parent LLC Tranche B-3 (1 month Term SOFR + 3.500%) 7.823%, 11/2/26(2)	11,920	11,784
Blackbrush Oil & Gas LP PIK Interest Capitalization (3 month LIBOR + 5.000%) 10.176%, 9/3/25(2)(4)	4,902	4,902
ChampionX Corp. Tranche B-1 (1 month Term SOFR + 3.350%) 7.567%, 6/7/29(2)	6,055	6,017
Keane Group Holdings LLC (1 month LIBOR + 3.500%) 7.938%, 5/25/25(2)	9,282	9,050
M6 ETX Holdings II Midco LLC (3 month Term SOFR + 4.650%) 9.158%, 9/19/29(2)	7,980	7,973
Medallion Midland Acquisition LLC (3 month Term SOFR + 3.750%) 8.592%, 10/18/28(2)	3,826	3,784
Oryx Midstream Services Permian Basin LLC Tranche B (3 month LIBOR + 3.250%) 7.924%, 10/5/28(2)	8,087	7,979
TerraForm Power Operating LLC (3 month Term SOFR + 2.850%) 7.430%, 5/21/29(2)	5,603	5,554
Traverse Midstream Partners LLC (3 month Term SOFR + 4.250%) 8.800%, 9/27/24(2)	5,016	4,999
		68,857

Financials—6.3%
Allspring Buyer LLC (3 month LIBOR + 3.000%) 7.750%, 11/1/28(2)	3,871	3,812
AltiSource Solutions S.a.r.l. Tranche B (3 month LIBOR + 4.000%) 8.730%, 4/3/24(2)	3,632	2,937
Apollo Commercial Real Estate Finance, Inc. (1 month LIBOR + 2.750%) 7.134%, 5/15/26(2)	4,286	4,093
Asurion LLC
Tranche B-3, Second Lien (1 month LIBOR + 5.250%) 9.634%, 1/31/28(2)	5,720	4,438
Tranche B-4 (1 month LIBOR + 5.250%) 9.634%, 1/20/29(2)	13,796	10,662

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Financials—continued
Tranche B-8 (1 month LIBOR + 3.250%) 7.634%, 12/23/26(2)	$ 20,204	$ 17,969
Blackstone Mortgage Trust, Inc.
Tranche B (1 month LIBOR + 2.750%) 7.134%, 4/23/26(2)	4,950	4,838
Tranche B-4 (1 month Term SOFR + 3.500%) 7.823%, 5/9/29(2)	3,086	3,016
Citadel Securities LP
2021 (1 month Term SOFR + 2.614%) 6.938%, 2/2/28(2)	10,023	9,815
Tranche B (1 month Term SOFR + 3.114%) 7.438%, 2/2/28(2)	1,920	1,897
CTC Holdings LP (3 month Term SOFR + 5.000%) 8.356%, 2/20/29(2)	4,819	4,602
DRW Holdings LLC First Lien (1 month LIBOR + 3.750%) 8.134%, 3/1/28(2)	8,301	8,068
EIG Management Co. LLC (1 month LIBOR + 3.750%) 8.134%, 2/24/25(2)	5,176	5,047
First Eagle Holdings, Inc. 2018, Tranche B (3 month LIBOR + 2.500%) 7.230%, 2/1/27(2)	4,410	4,293
HighTower Holding LLC (3 month LIBOR + 4.000%) 8.278%, 4/21/28(2)	5,495	5,019
Hudson River Trading LLC (1 month Term SOFR + 3.114%) 7.438%, 3/20/28(2)	6,151	5,806
Jane Street Group LLC (1 month LIBOR + 2.750%) 7.134%, 1/26/28(2)	8,891	8,615
Mariner Wealth Advisors LLC (3 month Term SOFR + 3.250%) 7.777% - 8.092%, 8/18/28(2)	3,868	3,689
OneDigital Borrower LLC 2021, Tranche B (3 month Term SOFR + 4.250%) 8.494%, 11/16/27(2)	4,975	4,689
Starwood Property Mortgage LLC Tranche B (1 month Term SOFR + 3.250%) 7.573%, 11/18/27(2)	4,000	3,934
Superannuation and Investments U.S. LLC (1 month LIBOR + 3.750%) 8.134%, 12/1/28(2)	4,178	4,099
VFH Parent LLC (1 month Term SOFR + 3.000%) 7.321%, 1/13/29(2)	6,950	6,752
WH Borrower LLC (1 month Term SOFR + 5.500%) 9.363%, 2/15/27(2)	3,910	3,714
		131,804

Food / Tobacco—2.1%
Domtar Corp. (1 month LIBOR + 5.500%) 9.792%, 11/30/28(2)	5,728	5,442
Evergreen AcqCo 1 LP (3 month Term SOFR + 5.762%) 10.342%, 4/26/28(2)	4,414	4,252
Flynn Restaurant Group LP 2021 (1 month LIBOR + 4.250%) 8.634%, 12/1/28(2)	3,435	3,210
MIC Glen LLC Second Lien (1 month LIBOR + 6.750%) 11.134%, 7/20/29(2)	830	753
Milk Specialties Co. 2021 (3 month LIBOR + 4.000%) 8.730%, 8/15/25(2)	4,596	4,585
	Par Value	Value

Food / Tobacco—continued
Naked Juice LLC
(3 month Term SOFR + 3.250%) 7.930%, 1/24/29(2)	$ 4,212	$ 3,757
Second Lien (3 month Term SOFR + 6.100%) 10.680%, 1/24/30(2)	3,830	3,012
Primary Products Finance LLC (3 month Term SOFR + 4.150%) 7.709%, 3/30/29(2)	4,313	4,229
Quirch Foods Holdings LLC (1 month Term SOFR + 4.614%) 8.989%, 10/27/27(2)	5,493	4,998
Sycamore Buyer LLC Tranche B (1 month Term SOFR + 2.364%) 6.688%, 7/23/29(2)	4,015	3,909
Whole Earth Brands, Inc. (1 month Term SOFR + 4.500%) 9.230%, 2/5/28(2)	7,345	6,721
		44,868

Forest Prod / Containers—1.7%
Graham Packaging Co., Inc. (1 month LIBOR + 3.000%) 7.384%, 8/4/27(2)	5,745	5,634
Klockner Pentaplast of America, Inc. Tranche B (6 month Term SOFR + 4.750%) 8.259%, 2/12/26(2)	6,095	5,389
Pregis Topco LLC (1 month LIBOR + 3.750%) 8.134%, 7/31/26(2)	4,760	4,605
Pregis TopCo LLC First Lien (1 month Term SOFR + 3.750%) 8.188%, 7/31/26(2)	251	244
Schweitzer-Mauduit International, Inc. Tranche B (1 month LIBOR + 3.750%) 8.188%, 4/20/28(2)	7,063	6,604
Spa Holdings 3 Oy Tranche B (3 month LIBOR + 3.750%) 8.480%, 2/4/28(2)	5,207	4,960
TricorBraun, Inc. (1 month LIBOR + 3.250%) 7.634%, 3/3/28(2)	4,290	4,084
Trident TPI Holdings, Inc. Tranche B-1 (3 month LIBOR + 3.250%) 7.980%, 10/17/24(2)	4,770	4,705
		36,225

Gaming / Leisure—4.1%
Aimbridge Acquisition Co. 2021, Tranche B (3 month LIBOR + 4.750%) 0.000%, 2/1/26(2)(3)	1,496	1,359
Aimbridge Acquisition Co., Inc. (1 month LIBOR + 3.750%) 8.134%, 2/2/26(2)	2,987	2,699
AP Gaming I LLC Tranche B (3 month Term SOFR + 4.000%) 8.730%, 2/15/29(2)	3,077	2,908
Bombardier Recreational Products, Inc. 2022-2 (3 month LIBOR + 3.000%) 0.000%, 12/13/29(2)(3)	3,000	2,936
Caesars Resort Collection LLC Tranche B-1 (1 month LIBOR + 3.500%) 7.884%, 7/21/25(2)	10,810	10,773

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Gaming / Leisure—continued
Everi Holdings, Inc. Tranche B (1 month LIBOR + 2.500%) 6.884%, 8/3/28(2)	$ 4,327	$ 4,284
Flutter Entertainment plc 2028, Tranche B (3 month LIBOR + 4.000%) 8.092%, 7/22/28(2)	4,359	4,334
Four Seasons Hotels Ltd. (1 month Term SOFR + 3.350%) 7.673%, 11/30/29(2)	4,001	4,000
Herschend Entertainment Co. LLC (1 month LIBOR + 3.750%) 8.190%, 8/27/28(2)	4,424	4,374
Penn National Gaming, Inc. Tranche B (1 month Term SOFR + 2.850%) 7.173%, 5/3/29(2)	5,905	5,837
Playa Resorts Holding B.V. (3 month Term SOFR + 4.250%) 8.576%, 1/5/29(2)	6,575	6,398
Scientific Games Holdings LP (3 month Term SOFR + 3.500%) 7.097%, 4/4/29(2)	9,841	9,368
Scientific Games International, Inc. Tranche B (1 month Term SOFR + 3.100%) 7.417%, 4/13/29(2)	11,637	11,450
Stars Group Holdings B.V. 2021 (3 month LIBOR + 2.250%) 6.980%, 7/21/26(2)	6,410	6,311
Station Casinos LLC Tranche B-1 (1 month LIBOR + 2.250%) 6.640%, 2/8/27(2)	6,220	6,062
Travel + Leisure Co. 2022 (1 month Term SOFR + 4.100%) 8.608%, 12/14/29(2)	3,540	3,478
		86,571

Health Care—10.5%
Agiliti Health, Inc. (1 month LIBOR + 2.750%) 6.875%, 1/4/26(2)	3,377	3,280
AHP Health Partners, Inc. (1 month LIBOR + 3.500%) 7.884%, 8/24/28(2)	10,472	10,270
Amneal Pharmaceuticals LLC (1-3 month LIBOR + 3.500%) 7.938% - 8.250%, 5/4/25(2)	2,992	2,673
ASP Navigate Acquisition Corp. (3 month LIBOR + 4.500%) 9.092%, 10/6/27(2)	6,139	5,962
AthenaHealth Group, Inc. (1 month Term SOFR + 3.500%) 7.821%, 2/15/29(2)	8,241	7,420
Avantor Funding, Inc. Tranche B-5 (1 month LIBOR + 2.250%) 6.634%, 11/8/27(2)	5,912	5,875
DaVita, Inc. Tranche B-1 (1 month LIBOR + 1.750%) 6.134%, 8/12/26(2)	7,982	7,766
Envision Healthcare Corp.
(3 month Term SOFR + 3.750%) 8.330%, 3/31/27(2)	5,425	1,356
(3 month Term SOFR + 4.250%) 8.830%, 3/31/27(2)	2,327	791
	Par Value	Value

Health Care—continued
FINThrive Software Intermediate Holdings, Inc.
(1 month LIBOR + 4.000%) 8.354%, 12/18/28(2)	$ 3,146	$ 2,651
Second Lien (1 month LIBOR + 6.750%) 11.134%, 12/17/29(2)	2,115	1,595
Gainwell Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 8.730%, 10/1/27(2)	5,600	5,243
Greatbatch Ltd. Tranche B (1 month LIBOR + 2.500%) 6.884%, 9/2/28(2)	5,437	5,348
ICON Luxembourg S.a.r.l. (3 month LIBOR + 2.250%) 7.000%, 7/3/28(2)	16,806	16,741
ICU Medical, Inc. Tranche B (1-3 month Term SOFR + 2.650%) 6.923% - 7.230%, 1/8/29(2)	5,017	4,846
Indivior Finance S.a r.l. (3 month Term SOFR+ 5.510%) 10.090%, 6/30/26(2)	3,851	3,769
Insulet Corp. Tranche B (1 month Term SOFR + 3.364%) 7.688%, 5/4/28(2)	5,456	5,371
Mamba Purchaser, Inc. (1 month LIBOR + 3.500%) 7.889%, 10/16/28(2)	5,072	4,833
Medical Solutions Holdings, Inc. (3 month LIBOR + 3.500%) 7.884%, 11/1/28(2)	8,877	8,298
Medline Borrower LP (1 month LIBOR + 3.250%) 7.634%, 10/23/28(2)	14,690	13,940
MJH Healthcare Holdings LLC Tranche B (1 month Term SOFR + 3.600%) 7.923%, 1/28/29(2)	5,400	5,181
MPH Acquisition Holdings LLC (3 month LIBOR + 4.250%) 8.985%, 9/1/28(2)	6,335	5,385
NAPA Management Services Corp. (1 month Term SOFR + 5.250%) 9.673%, 2/23/29(2)	6,451	5,215
National Mentor Holdings, Inc.
First Lien (1-3 month LIBOR + 3.750%) 8.140% - 8.480%, 3/2/28(2)	5,632	3,920
Tranche C, First Lien (3 month LIBOR + 3.750%) 8.480%, 3/2/28(2)	168	117
Onex TSG Intermediate Corp. (3 month LIBOR + 4.750%) 9.165%, 2/28/28(2)	3,726	3,308
Option Care Health, Inc. Tranche B (1 month LIBOR + 2.750%) 7.134%, 10/27/28(2)	7,680	7,615
Organon & Co. (3 month LIBOR + 3.000%) 7.750%, 6/2/28(2)	11,768	11,636
Packaging Coordinators Midco, Inc. Tranche B, First Lien (3 month LIBOR + 3.500%) 7.174% -8.230%, 11/30/27(2)	4,150	3,927
Perrigo Investments LLC Tranche B (1 month Term SOFR + 2.600%) 6.923%, 4/20/29(2)	3,890	3,861
PetIQ, Inc. First Lien (1 month LIBOR + 4.250%) 8.568%, 4/13/28(2)	4,630	4,167
Phoenix Newco, Inc. First Lien (1 month LIBOR + 3.250%) 7.634%, 11/15/28(2)	9,444	9,079

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Health Care—continued
Physician Partners LLC (1 month Term SOFR + 4.000%) 8.423%, 12/22/28(2)	$ 3,404	$ 3,236
PRA Health Sciences, Inc. (3 month LIBOR + 2.250%) 7.000%, 7/3/28(2)	4,187	4,171
R1 RCM, Inc. Tranche B (1 month Term SOFR + 3.000%) 7.323%, 6/21/29(2)	3,476	3,433
Signify Health LLC (1 month LIBOR + 3.000%) 7.730%, 6/22/28(2)	2,997	2,952
Sotera Health Holdings LLC (3 month LIBOR + 2.750%) 7.165%, 12/11/26(2)	3,606	3,318
Surgery Center Holdings, Inc. 2021 (1 month LIBOR + 3.750%) 8.050%, 8/31/26(2)	5,655	5,577
Team Health Holdings, Inc.
(1 month LIBOR + 2.750%) 7.134%, 2/6/24(2)	2,174	1,853
(1 month Term SOFR + 5.250%) 9.573%, 3/2/27(2)	13,156	9,834
Vizient, Inc. Tranche B-7 (1 month Term SOFR + 2.350%) 6.671%, 5/16/29(2)	3,682	3,673
		219,486

Housing—5.1%
84 Lumber Co. Tranche B-1 (1 month LIBOR + 3.000%) 7.384%, 11/13/26(2)	3,725	3,658
ACProducts Holdings, Inc. (3 month LIBOR + 4.250%) 8.980%, 5/17/28(2)	8,623	6,419
Brookfield Property REIT, Inc. Tranche B (1 month Term SOFR + 2.600%) 6.923%, 8/27/25(2)	11,062	10,875
Core & Main LP Tranche B-1 (1-6 month LIBOR + 2.500%) 6.889% - 7.416%, 7/27/28(2)	7,756	7,642
CPG International LLC (1 month Term SOFR + 2.600%) 6.923%, 4/28/29(2)	3,646	3,536
Cushman & Wakefield U.S. Borrower LLC (1 month LIBOR + 2.750%) 7.134%, 8/21/25(2)	6,938	6,767
Empire Today LLC (1 month LIBOR + 5.000%) 9.292%, 4/3/28(2)	3,100	2,301
Foley Products Co. LLC (3 month Term SOFR + 4.750%) 9.480%, 12/29/28(2)	4,306	4,152
Forest City Enterprises LP Tranche B (1 month LIBOR + 3.500%) 7.884%, 12/8/25(2)	5,611	5,389
Foundation Building Materials, Inc. First Lien (3 month LIBOR + 3.250%) 7.665%, 1/31/28(2)	5,403	5,102
Griffon Corp. Tranche B (3 month PRIME + 1.500%) 7.009% - 9.000%, 1/24/29(2)	14,714	14,429
Installed Building Products, Inc. (1 month LIBOR + 2.250%) 6.634%, 12/14/28(2)	2,970	2,918
	Par Value	Value

Housing—continued
LBM Acquisition LLC First Lien (6 month LIBOR + 3.750%) 7.121%, 12/17/27(2)	$ 7,525	$ 6,506
Oscar Acquisitionco LLC Tranche B (3 month Term SOFR + 4.600%) 8.153%, 4/29/29(2)	7,476	7,060
Smyrna Ready Mix Concrete LLC (1 month Term SOFR + 4.350%) 8.673%, 4/2/29(2)	3,970	3,881
Snap One Holdings Corp. (1 month LIBOR + 4.500%) 8.884%, 12/8/28(2)	6,302	5,751
Standard Industries, Inc. (3 month LIBOR + 2.250%) 6.425%, 9/22/28(2)	9,527	9,401
		105,787

Information Technology—9.4%
Allegro MicroSystems, Inc. (1 month LIBOR + 3.750%) 8.134%, 9/30/27(2)	393	381
AQA Acquisition Holding, Inc. First Lien (1 month LIBOR + 4.250%) 8.985%, 3/3/28(2)	3,856	3,689
ASP T3 Acquisition Co. LLC First Lien (3 month LIBOR + 4.250%) 8.980%, 10/8/28(2)	2,997	2,803
Atlas Purchaser, Inc.
First Lien (3 month LIBOR + 5.250%) 8.676%, 5/8/28(2)	4,976	3,471
Second Lien (1 month LIBOR + 9.000%) 11.188%, 5/7/29(2)	825	549
Bright Bidco B.V. (3 month Term SOFR + 8.000%) 12.094%, 10/31/27(2)	886	767
CDK Global, Inc. (3 month Term SOFR + 4.500%) 9.080%, 7/6/29(2)	3,465	3,430
Cloudera, Inc.
(1 month LIBOR + 3.750%) 8.134%, 10/8/28(2)	2,722	2,553
Second Lien (1 month LIBOR + 6.000%) 10.384%, 10/8/29(2)	2,000	1,663
ConnectWise LLC (3 month LIBOR + 3.500%) 7.884%, 9/29/28(2)	3,643	3,453
ConvergeOne Holdings Corp. First Lien (1 month LIBOR + 5.000%) 9.384%, 1/4/26(2)	4,299	2,469
Creation Technologies, Inc. (3 month LIBOR + 5.500%) 9.248%, 10/5/28(2)	4,510	3,585
Digi International, Inc. (1 month LIBOR + 5.000%) 9.384%, 11/1/28(2)	5,054	4,990
E2Open LLC (1 month LIBOR + 3.500%) 7.685%, 2/4/28(2)	5,323	5,220
II-VI, Inc. Tranche B (1 month LIBOR + 2.750%) 7.134%, 7/2/29(2)	7,489	7,394
Instructure Holdings, Inc. (3 month LIBOR + 2.750%) 6.121%, 10/30/28(2)	4,739	4,644
Lendingtree, Inc. Tranche B (1 month LIBOR + 3.750%) 8.140%, 9/15/28(2)	4,259	3,780
MA Financeco LLC Tranche B-4 (3 month LIBOR + 4.250%) 8.973%, 6/5/25(2)	7,726	7,693

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Magenta Buyer LLC
First Lien (3 month LIBOR + 4.750%) 9.170%, 7/27/28(2)	$ 6,603	$ 5,621
Second Lien (3 month LIBOR + 8.250%) 12.670%, 7/27/29(2)	2,540	1,990
Magnite, Inc. (1 month LIBOR + 5.000%) 8.570% - 9.740%, 4/28/28(2)	5,768	5,374
Maverick Bidco, Inc. First Lien (3 month LIBOR + 3.750%) 8.165%, 5/18/28(2)	1,206	1,140
MaxLinear, Inc. Tranche B (1 month LIBOR + 2.250%) 6.634%, 6/23/28(2)	3,826	3,778
McAfee Corp. Tranche B-1 (1 month Term SOFR + 3.750%) 7.974%, 3/1/29(2)	11,398	10,582
Mermaid Bidco, Inc. Tranche B-2 (3 month LIBOR + 3.500%) 7.960%, 12/22/27(2)	5,997	5,667
MKS Instruments, Inc. Tranche B (1 month Term SOFR + 2.850%) 7.171%, 8/17/29(2)	10,364	10,222
NortonLifeLock, Inc. Tranche B (1 month Term SOFR + 2.100%) 6.423%, 9/12/29(2)	8,265	8,112
Open Text Corp. (3 month SOFR + 3.750%) 0.000%, 8/25/29(2)(3)	10,390	10,138
Orchid Merger Sub II LLC (1 month Term SOFR + 4.900%) 9.480%, 7/27/27(2)(5)	5,299	4,557
Rackspace Technology Global, Inc. Tranche B (3 month LIBOR + 2.750%) 7.380%, 2/15/28(2)	7,614	4,731
Sabre GLBL, Inc. 2022, Tranche B-2 (1 month Term SOFR + 5.100%) 9.423%, 6/30/28(2)	3,840	3,531
Seattle SpinCo, Inc. Tranche B-1 (1 month Term SOFR + 4.000%) 8.321%, 2/26/27(2)	3,267	3,258
SolarWinds Holdings, Inc. 2022 (1 month Term SOFR + 4.000%) 8.323%, 2/5/27(2)	1,080	1,068
Sovos Compliance LLC First Lien (1 month LIBOR + 4.500%) 8.884%, 8/11/28(2)	1,695	1,558
SS&C Technologies Holdings, Inc.
Tranche B-3 (1 month LIBOR + 1.750%) 6.134%, 4/16/25(2)	1,380	1,355
Tranche B-4 (1 month LIBOR + 1.750%) 6.134%, 4/16/25(2)	1,122	1,101
Tranche B-6 (1 month Term SOFR + 2.250%) 6.673%, 3/22/29(2)	2,489	2,440
Tranche B-7 (1 month Term SOFR + 2.250%) 6.673%, 3/22/29(2)	3,751	3,677
UKG, Inc. 2021-2, First Lien (3 month LIBOR + 3.250%) 6.998%, 5/4/26(2)	5,763	5,475
Ultra Clean Holdings, Inc. Tranche B (1 month LIBOR + 3.750%) 8.134%, 8/27/25(2)	13,112	13,030
UST Global, Inc. (1 month LIBOR + 3.750%) 8.137%, 11/20/28(2)	4,855	4,725
	Par Value	Value

Information Technology—continued
Virtusa Corp.
Tranche B (1 month LIBOR + 3.750%) 8.134%, 2/11/28(2)	$ 6,975	$ 6,713
Tranche B-1 (1 month Term SOFR + 3.850%) 8.173%, 2/15/29(2)	1,191	1,146
Xperi Holding Corp. Tranche B (1 month LIBOR + 3.500%) 7.884%, 6/8/28(2)	14,223	13,690
		197,213

Manufacturing—2.1%
Ali Group North America Corp. Tranche B (1 month Term SOFR + 2.114%) 6.438%, 7/30/29(2)	6,666	6,601
Alliance Laundry Systems LLC Tranche B (3 month LIBOR + 3.500%) 7.409%, 10/8/27(2)	3,527	3,454
Canada Goose, Inc. 2021 (3 month LIBOR + 3.500%) 8.230%, 10/7/27(2)	3,986	3,866
Chart Industries, Inc. Tranche B (3 month SOFR + 4.000%) 0.000%, 12/7/29(2)(3)	3,540	3,498
Clark Equipment Co. Tranche B (3 month Term SOFR + 2.600%) 7.180%, 4/20/29(2)	3,186	3,137
Gates Global LLC Tranche B-3 (1 month LIBOR + 2.500%) 6.884%, 3/31/27(2)	5,511	5,385
Grinding Media, Inc. First Lien (3 month LIBOR + 4.000%) 7.702% - 8.765%, 10/12/28(2)	4,209	3,893
Safe Fleet Holdings LLC 2022 (1 month Term SOFR + 3.850%) 8.173%, 2/23/29(2)	3,970	3,828
Safety Products First Lien (1 month LIBOR + 4.500%) 8.884%, 6/28/26	102	91
VM Consolidated, Inc. (1 month LIBOR + 3.250%) 7.634%, 3/24/28(2)	5,169	5,130
WireCo WorldGroup, Inc. (3 month LIBOR + 4.250%) 8.938%, 11/13/28(2)	4,271	4,148
		43,031

Media / Telecom - Broadcasting—0.8%
Gray Television, Inc. Tranche C (1 month LIBOR + 2.500%) 6.620%, 1/2/26(2)	5,986	5,815
Terrier Media Buyer, Inc. 2021, Tranche B (3 month LIBOR + 3.500%) 8.230%, 12/17/26(2)	4,633	4,328
Univision Communications, Inc. 2021 (1 month LIBOR + 3.250%) 7.634%, 3/15/26(2)	7,136	7,013
		17,156

Media / Telecom - Cable/Wireless Video—4.6%
Altice Financing S.A. 2022 (3 month Term SOFR + 5.000%) 9.566%, 10/29/27(2)	21,890	20,905

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Media / Telecom - Cable/Wireless Video—continued
Charter Communications Operating LLC Tranche B-2 (1 month LIBOR + 1.750%) 6.140%, 2/1/27(2)	$ 6,489	$ 6,328
Cogeco Communications Finance USA LP Tranche B (1 month LIBOR + 2.500%) 6.884%, 9/1/28(2)	7,159	6,943
Coral-U.S. Co-Borrower LLC Tranche B-5 (1 month LIBOR + 2.250%) 6.568%, 1/31/28(2)	8,184	7,904
CSC Holdings LLC
2017 (1 month LIBOR + 2.250%) 6.568%, 7/17/25(2)	4,541	4,280
2018 (1 month LIBOR + 2.250%) 6.568%, 1/15/26(2)	644	599
DIRECTV Financing LLC (1 month LIBOR + 5.000%) 9.384%, 8/2/27(2)	11,098	10,781
Intelsat Jackson Holdings S.A. Tranche B (3 month Term SOFR + 4.500%) 7.445%, 2/1/29(2)	7,601	7,324
Radiate Holdco LLC (1 month LIBOR + 3.250%) 7.634%, 9/25/26(2)	10,321	8,346
Telenet Financing USD LLC Tranche AR (1 month LIBOR + 2.000%) 6.318%, 4/28/28(2)	4,935	4,794
Virgin Media Bristol LLC Tranche N (1 month LIBOR + 2.500%) 6.818%, 1/31/28(2)	11,256	11,051
Ziggo Financing Partnership Tranche I (1 month LIBOR + 2.500%) 6.818%, 4/30/28(2)	7,166	6,976
		96,231

Media / Telecom - Diversified Media—4.1%
Allen Media LLC Tranche B (3 month Term SOFR + 5.650%) 10.230%, 2/10/27(2)	4,419	3,605
Applovin Corp.
(3 month PRIME + 2.000%) 2.000%, 10/25/28(2)	5,486	5,198
(3 month PRIME + 2.250%) 2.250%, 8/15/25(2)	8,390	8,057
Banijay Entertainment SAS Tranche B (1 month LIBOR + 3.750%) 7.892%, 3/1/25(2)	3,912	3,892
Deluxe Entertainment Services Group, Inc., PIK Interest Capitalization Second Lien (3 month LIBOR + 8.500%) 13.230%, 9/25/24(5)(6)(7)	4,502	—
Digital Media Solutions LLC (3 month LIBOR + 5.000%) 9.730%, 5/25/26(2)	3,875	3,255
E.W. Scripps Co. (The) Tranche B-2 (1 month LIBOR + 2.563%) 6.946%, 5/1/26(2)	7,214	7,077
Electronics For Imaging, Inc. First Lien (1 month LIBOR + 5.000%) 9.384%, 7/23/26(2)	4,213	2,793
Lions Gate Capital Holdings LLC Tranche B (1 month LIBOR + 2.250%) 6.634%, 3/24/25(2)	5,205	4,958
	Par Value	Value

Media / Telecom - Diversified Media—continued
McGraw-Hill Education, Inc. (3 month LIBOR + 4.750%) 8.316%, 7/28/28(2)	$ 5,611	$ 5,269
MH Sub I LLC
2020 (1 month LIBOR + 3.750%) 8.134%, 9/13/24(2)	4,143	4,020
First Lien (1 month LIBOR + 3.750%) 8.134%, 9/13/24(2)	7,297	7,079
Second Lien (3 month Term SOFR + 6.250%) 10.649%, 2/23/29(2)	2,565	2,286
RR Donnelley & Sons Co. 2022 (1 month Term SOFR + 6.250%) 10.673%, 11/1/26(2)	2,881	2,728
Summer BC Bidco B LLC Tranche B-2 (3 month LIBOR + 4.500%) 9.230%, 12/4/26(2)	4,149	3,838
Vericast Corp. 2022 (1 month Term SOFR + 7.750%) 12.592%, 6/16/26(2)	4,837	3,730
William Morris Endeavor Entertainment LLC Tranche B-1 (1 month LIBOR + 2.750%) 7.140%, 5/18/25(2)	17,225	16,820
		84,605

Media / Telecom - Telecommunications—2.8%
AP Core Holdings II LLC Tranche B-2 (1 month LIBOR + 5.500%) 9.884%, 9/1/27(2)	7,800	6,998
Connect U.S. Finco LLC (1 month LIBOR + 3.500%) 7.890%, 12/11/26(2)	8,393	8,284
Consolidated Communications, Inc. Tranche B-1 (1 month LIBOR + 3.500%) 7.875%, 10/2/27(2)	3,768	3,315
Numericable U.S. LLC
Tranche B-12 (3 month LIBOR + 3.688%) 7.767%, 1/31/26(2)	12,016	11,105
Tranche B-13 (3 month LIBOR + 4.000%) 8.650%, 8/14/26(2)	12,098	11,226
Voyage Digital NZ Ltd. (1 month Term SOFR + 4.500%) 8.784%, 5/11/29(2)	4,139	4,067
Zacapa S.a.r.l. 2022 (3 month Term SOFR + 4.250%) 8.830%, 3/22/29(2)	13,895	13,325
		58,320

Media / Telecom - Wireless Communications—1.1%
CCI Buyer, Inc. First Lien (3 month Term SOFR + 4.000%) 8.580%, 12/17/27(2)	5,391	5,138
Crown Subsea Communications Holding, Inc. (1 month LIBOR + 4.750%) 8.870%, 4/27/27(2)	5,174	5,036
Iridium Satellite LLC Tranche B-2 (1 month LIBOR + 2.500%) 6.923%, 11/4/26(2)	3,015	2,983
Patagonia Holdco LLC (3 month Term SOFR + 5.750%) 9.960%, 8/1/29(2)	3,800	3,007

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Media / Telecom - Wireless Communications—continued
Venga Finance S.a.r.l. (3 month LIBOR + 4.750%) 9.485%, 6/28/29(2)	$ 7,306	$ 6,676
		22,840

Metals / Minerals—1.0%
AMG Advanced Metallurgical Group N.V. 2021 (1 month LIBOR + 3.500%) 7.884%, 11/30/28(2)	4,658	4,483
Atkore International, Inc. (3 month LIBOR + 2.000%) 6.188%, 5/26/28(2)	3,422	3,402
Consol Energy, Inc. Tranche B (1 month Term SOFR + 4.600%) 8.923%, 9/27/24(2)	2,514	2,482
Oxbow Carbon LLC Tranche B, First Lien (3 month LIBOR + 4.250%) 8.980%, 10/17/25(2)	5,974	5,928
U.S. Silica Co. (1 month LIBOR + 4.000%) 8.438%, 5/1/25(2)	4,381	4,332
		20,627

Retail—2.2%
Academy Ltd. (1 month LIBOR + 3.750%) 7.870%, 11/5/27(2)	3,614	3,586
Ascena Retail Group, Inc. Tranche B (3 month LIBOR + 4.500%) 4.500%, 8/21/22(5)(6)	2,496	4
Belk, Inc. First Lien (3 month LIBOR + 7.500%) 12.199%, 7/31/25(2)	4,375	3,828
Belk, Inc., PIK Interest Capitalization Second Lien 13.000%, 7/31/25(8)	4,091	436
CWGS Group LLC (1 month LIBOR + 2.500%) 6.571% - 6.818%, 6/3/28(2)	6,405	5,908
Great Outdoors Group LLC Tranche B-2 (1 month LIBOR + 3.750%) 8.134%, 3/6/28(2)	4,663	4,470
Hunter Douglas Holding B.V. Tranche B-1 (3 month Term SOFR + 3.500%) 7.859%, 2/26/29(2)	5,786	5,068
J.C. Penney Corp., Inc. Tranche B (3 month LIBOR + 0.043%) 1.043%, 6/23/23(5)(6)	3,733	4
Jo-Ann Stores LLC Tranche B-1 (3 month LIBOR + 4.750%) 9.077%, 7/7/28(2)	4,339	2,914
LSF9 Atlantis Holdings LLC Tranche B (3 month Term SOFR + 7.250%) 11.830%, 3/31/29(2)	3,901	3,782
Petco Health & Wellness Co., Inc. First Lien (3 month Term SOFR + 3.512%) 8.092%, 3/3/28(2)	6,766	6,560
PetsMart LLC (1 month LIBOR + 3.750%) 8.130%, 2/11/28(2)	4,730	4,619
Rent-A-Center, Inc. Tranche B-2 (3 month LIBOR + 3.250%) 7.688%, 2/17/28(2)	3,629	3,489
Rising Tide Holdings, Inc.
First Lien (3 month LIBOR + 4.750%) 9.485%, 6/1/28(2)(5)	1,306	587
	Par Value	Value

Retail—continued
Second Lien (3 month LIBOR + 8.250%) 12.985%, 6/1/29(2)(5)	$ 2,545	$ 891
		46,146

Service—8.8%
Adtalem Global Education, Inc. Tranche B (1 month LIBOR + 4.000%) 8.389%, 8/12/28(2)	6,563	6,502
American Public Education, Inc. (1 month LIBOR + 5.500%) 9.884%, 3/29/27(2)	2,161	2,102
Apex Group Treasury Ltd. First Lien (3 month LIBOR + 3.750%) 8.258%, 7/27/28(2)	4,985	4,736
APX Group, Inc. (3 month PRIME + 2.250%) 6.730% - 9.750%, 7/10/28(2)	7,979	7,862
ASP Dream Acquisition Co. LLC (1 month Term SOFR + 4.350%) 8.673%, 12/15/28(2)	4,204	4,036
Belfor Holdings, Inc.
First Lien (1 month LIBOR + 4.000%) 8.384%, 4/6/26(2)	4,420	4,376
Tranche B-2, First Lien (1 month Term SOFR + 4.250%) 8.573%, 4/6/26(2)	3,731	3,694
BrightView Landscapes LLC Tranche B (1 month Term SOFR + 3.250%) 7.573%, 4/20/29(2)	2,588	2,487
Camelot U.S. Acquisition I Co. (1 month LIBOR + 3.000%) 7.384%, 10/30/26(2)	5,931	5,834
Conduent Business Services LLC Tranche B (1 month LIBOR + 4.250%) 8.639%, 10/16/28(2)	3,118	2,967
Dun & Bradstreet Corp. (The)
2022, Tranche B-2 (1 month Term SOFR + 3.250%) 7.573%, 1/18/29(2)	4,335	4,256
Tranche B (1 month LIBOR + 3.250%) 7.639%, 2/6/26(2)	2,094	2,071
Employbridge Holding Co. Tranche B (3 month LIBOR + 4.750%) 9.480% - 9.493%, 7/19/28(2)	4,932	3,997
Energize Holdco LLC (1 month LIBOR + 3.750%) 8.134%, 12/8/28(2)	4,610	4,396
EverCommerce Solutions, Inc. (1 month LIBOR + 3.250%) 7.634%, 7/6/28(2)	5,071	4,963
First Student Bidco, Inc.
Tranche B (3 month LIBOR + 3.000%) 7.726%, 7/21/28(2)	1,993	1,796
Tranche C (3 month LIBOR + 3.000%) 7.726%, 7/21/28(2)	741	668
Foundational Education Group, Inc.
(3 month Term SOFR + 3.750%) 8.592%, 8/31/28(2)	2,933	2,581
(3 month Term SOFR + 6.500%) 11.342%, 8/31/29(2)(5)	830	647
GFL Environmental, Inc. 2020 (3 month LIBOR + 3.000%) 7.415%, 5/30/25(2)	4,390	4,388

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Service—continued
GI Consilio Parent LLC First Lien (1 month LIBOR + 4.000%) 8.384%, 5/12/28(2)	$ 4,819	$ 4,549
Harsco Corp. (1 month Term SOFR + 2.250%) 6.573%, 3/10/28(2)	5,204	4,848
Holding Socotec Tranche B (3 month LIBOR + 4.000%) 8.730%, 6/30/28(2)	3,272	3,067
Houghton Mifflin Harcourt Co. Tranche B, First Lien (1 month Term SOFR + 5.250%) 9.673%, 4/9/29(2)	4,723	4,477
Lakeland Tours LLC PIK Interest Capitalization First Lien 13.250%, 9/25/27(7)	104	64
Marnix Sas Tranche B (3 month Term SOFR + 3.750%) 8.081%, 8/4/28(2)	2,851	2,696
MHI Holdings LLC First Lien (1 month LIBOR + 5.000%) 9.384%, 9/21/26(2)	6,774	6,698
Michael Baker International LLC (1 month LIBOR + 5.000%) 9.384%, 12/1/28(2)	1,705	1,646
NAB Holdings LLC First Lien (3 month Term SOFR + 3.150%) 7.730%, 11/23/28(2)	3,645	3,538
National Intergovernmental Purchasing Alliance Co. First Lien (3 month Term SOFR + 3.500%) 8.080%, 5/23/25(2)	2,885	2,840
Osmose Utilities Services, Inc. First Lien (1 month LIBOR + 3.250%) 7.634%, 6/23/28(2)	206	195
Oyo Hospitality Netharlands B.V. (3 month LIBOR + 8.250%) 12.980%, 6/23/26(2)	3,422	2,954
Paysafe Holdings U.S. Corp. Tranche B-1 (1 month LIBOR + 2.750%) 7.134%, 6/28/28(2)	3,414	3,248
Peraton Corp.
Tranche B, First Lien (1 month LIBOR + 3.750%) 8.134%, 2/1/28(2)	16,087	15,681
Tranche B-1, Second Lien (1 month LIBOR + 7.750%) 12.089%, 2/1/29(2)	2,990	2,836
Prime Security Services Borrower LLC 2021, Tranche B-1 (3 month LIBOR + 2.750%) 6.505%, 9/23/26(2)	5,474	5,420
Priority Holdings LLC (3 month LIBOR + 5.750%) 10.485%, 4/27/27(2)	5,477	5,436
Refficiency Holdings LLC
2021 (1 month LIBOR + 3.250%) 0.000%, 12/16/27(2)(3)	243	230
2021 (3 month LIBOR + 4.500%) 0.000%, 12/16/27(2)(3)	1,726	1,630
Signal Parent, Inc. (1 month LIBOR + 3.500%) 7.887%, 4/3/28(2)	4,275	2,547
Sitel Group (1 month LIBOR + 3.750%) 8.140%, 8/28/28(2)	3,646	3,594
Spin Holdco, Inc. (3 month LIBOR + 4.000%) 8.765%, 3/4/28(2)	3,483	2,925
St. George’s University Scholastic Services LLC (1 month LIBOR + 3.250%) 7.634%, 2/10/29(2)	4,934	4,790
	Par Value	Value

Service—continued
Trans Union LLC 2021, Tranche B-6 (1 month LIBOR + 2.250%) 6.634%, 12/1/28(2)	$ 9,490	$ 9,384
TTF Holdings LLC (1 month LIBOR + 4.000%) 8.440%, 3/31/28(2)	5,525	5,442
United Talent Agency LLC Tranche B (1 month Term SOFR + 4.114%) 8.438%, 7/7/28(2)	3,980	3,910
Vaco Holdings LLC (3 month Term SOFR + 5.000%) 9.730%, 1/19/29(2)	3,563	3,424
Weld North Education LLC 2021 (1 month LIBOR + 3.750%) 8.134%, 12/21/27(2)	945	925
		183,353

Transportation - Automotive—1.3%
Autokiniton U.S. Holdings, Inc. Tranche B (1 month LIBOR + 4.500%) 8.792%, 4/6/28(2)	8,540	8,246
Dexko Global, Inc. (3 month Term SOFR + 6.500%) 11.080%, 10/5/29(2)	2,595	2,413
DexKo Global, Inc. First Lien (3 month Term SOFR + 3.750%) 8.593%, 10/4/28(2)	4,969	4,443
ENC Parent Corp. First Lien (3 month PRIME + 4.250%) 8.980% - 11.750%, 8/19/28(2)	3,569	3,319
ILPEA Parent, Inc. (1 month LIBOR + 4.500%) 8.890%, 6/22/28(2)	4,186	3,956
RVR Dealership Holdings LLC 2022 (1 month Term SOFR + 3.850%) 8.171%, 2/8/28(2)	5,906	5,424
		27,801

Transportation - Land Transportation—1.1%
Daseke Cos., Inc. (1 month LIBOR + 4.000%) 8.390%, 3/9/28(2)	8,253	7,923
LaserShip, Inc.
First Lien (3 month LIBOR + 4.500%) 9.230%, 5/7/28(2)	4,916	3,501
Second Lien (3 month LIBOR + 7.500%) 12.230%, 5/7/29(2)	3,135	1,849
Pilot Travel Centers LLC Tranche B (1 month Term SOFR + 2.100%) 6.423%, 8/4/28(2)	10,473	10,339
		23,612

Transportation - Shipping—0.2%
Carriage Purchaser, Inc. Tranche B (1 month LIBOR + 4.250%) 8.634%, 9/29/28(2)	4,691	4,334
WWEX Uni Topco Holdings LLC Second Lien (3 month LIBOR + 7.000%) 11.730%, 7/26/29(2)	400	332
		4,666

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Utilities—1.8%
Brookfield WEC Holdings, Inc. (1 month LIBOR + 2.750%) 7.134%, 8/1/25(2)	$ 10,417	$ 10,256
Eastern Power LLC Tranche B (3 month LIBOR + 3.750%) 8.480%, 10/2/25(2)	5,479	4,851
Generation Bridge LLC
Tranche B (1 month LIBOR + 5.000%) 9.730%, 12/1/28(2)	2,550	2,525
Tranche C (3 month LIBOR + 5.000%) 9.730%, 12/1/28(2)	56	55
Granite Generation LLC (1 month LIBOR + 3.750%) 8.134%, 11/9/26(2)	6,572	6,369
Invenergy Thermal Operating I LLC (1 month Term SOFR + 3.750%) 8.188%, 8/28/25(2)	2,492	2,459
Longview Power LLC (3 month LIBOR + 13.674%) 13.674%, 7/30/25(2)	755	739
WaterBridge Midstream Operating LLC (3 month LIBOR + 5.750%) 9.127%, 6/22/26(2)	10,175	9,759
		37,013

Total Leveraged Loans (Identified Cost $1,936,155)		1,831,163

	Shares
Preferred Stock—0.7%
Energy—0.7%
Blackbrush Oil & Gas PIK, 1.000%(5)(7)	14,313	14,654
Total Preferred Stock (Identified Cost $4,209)		14,654

Common Stocks—1.0%
Consumer Discretionary—0.3%
Belk, Inc.(5)	1,562	13
Earnout Trust Certificates(5)	2,376	12
TRU Topco Units(5)	1,866	6,692
Wayne Services Legacy, Inc. (5)	2,073	—
		6,717

Energy—0.4%
Blackbrush Oil & Gas(5)	437,150	6,005
Summit Midstream Partners LP(9)	108,293	1,807
		7,812

Financials—0.0%
Copper Property CTL Pass Through Trust(5)	17,816	223
Information Technology—0.0%
Bright Bidco(5)	26,953	450
Internap Holding LLC(5)	681,392	—
		450

Real Estate—0.0%
Hill Street Properties(5)	85,002	425
	Shares	Value

Utilities—0.3%
Longview Intermediate Holdings LLC(5)	350,306	$ 4,904
Total Common Stocks (Identified Cost $14,490)		20,531

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(5)(9)	410,667	493
Total Rights (Identified Cost $554)		493

Warrant—0.0%
Real Estate—0.0%
Hill Street Properties(5)(9)	144,733	—
Total Warrant (Identified Cost $2)		—

Total Long-Term Investments—96.0% (Identified Cost $2,120,417)		2,006,452

Short-Term Investment—0.8%
Money Market Mutual Fund—0.8%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(10)	16,806,039	16,806
Total Short-Term Investment (Identified Cost $16,806)		16,806

TOTAL INVESTMENTS—96.8% (Identified Cost $2,137,223)		$2,023,258
Other assets and liabilities, net—3.2%		67,794
NET ASSETS—100.0%		$2,091,052

Abbreviations:
CLO	Collateralized Loan Obligation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $113,560 or 5.4% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
(3)	This loan will settle after December 31, 2022, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(4)	80% of the income received was in cash and 20% was in PIK.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(7)	100% of the income received was in PIK.
(8)	38% of the income received was in cash and 62% was in PIK.
(9)	Non-income producing.
(10)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Country Weightings (Unaudited)†
United States	91%
Luxembourg	4
Netherlands	2
France	2
Canada	1
Total	100%
† % of total investments as of December 31, 2022.

As of December 31, 2022, the Fund had the following unfunded loan commitments:
Borrower	Par Value	Commitment	Value	Unrealized Appreciation (Depreciation)
ARC Falcon I, Inc., (3 month LIBOR + 1.000%) 1.000%, 9/30/28	$ 573	$ 571	$ 502	$ (69)
AthenaHealth Group, Inc., (1 month Term SOFR + 4.500%) 5.000%, 2/15/29	1,404	1,400	1,264	(136)
ENC Parent Corp., (3 month LIBOR + 4.250%) 4.250%, 8/19/28	320	319	298	(21)
U.S. Silica Co., (3 month LIBOR + 0.500%) 0.500%, 5/01/23	2,250	2,236	2,206	(30)
Total	$4,547	$4,526	$4,270	$(256)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Asset-Backed Securities	$ 4,987	$ —	$ 4,987	$ —
Corporate Bonds and Notes	131,944	—	131,944	—
Leveraged Loans	1,831,163	—	1,824,473	6,690 (1)
Convertible Bonds and Notes	2,680	—	2,680	—
Equity Securities:
Rights	493	—	—	493
Common Stocks	20,531	1,807	—	18,724 (1)
Warrant	—	—	—	— (1)
Preferred Stock	14,654	—	—	14,654
Money Market Mutual Fund	16,806	16,806	—	—
Total Investments	$2,023,258	$18,613	$1,964,084	$40,561

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Fund with an end of period value of $6,686 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Leveraged Loans	Common Stocks	Preferred Stocks	Warrant	Right
Investments in Securities
Balance as of December 31, 2021:	$ 19,478	$ 5,093(a)	$ 7,678(a)	$ 6,165	$—	$ 542
Accrued discount/(premium)	42	42	—	—	—	—
Realized gain (loss)	(2,716)	196	(2,912)	—	—	—
Change in unrealized appreciation (depreciation)(b)	21,185	(512)	13,392	8,354	—	(49)
Purchases	3,066	2,051	880	135	—
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Total	Leveraged Loans	Common Stocks	Preferred Stocks	Warrant	Right
Sales (c)	(7,180)	(6,866)	(314)	—	—	—
Transfers into Level 3(d)	6,686	6,686	—	—	— (a)	—
Balance as of December 31, 2022	$ 40,561	$ 6,690(a)	$ 18,724 (a)	$ 14,654	$— (a)	$ 493
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The change in unrealized appreciation (depreciation) on investments still held at December 31, 2022, was $18,289.
(c) Includes paydowns on securities.
(d) Transfers into and/or from represent the ending value as of December 31, 2022, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2022:
Investments in Securities – Assets	Ending Balance at December 31, 2022	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock:
Blackbrush Oil & Gas PIK	$14,654	Market and Company Comparables	EV Multiples	3.11x (1.62x - 6.00x)
				3.13x (1.88x - 5.16x)
			Illiquidity Discount	15%

Common Stocks:
BlackBrush Oil & Gas	$ 6,005	Market and Company Comparables	EV Multiples	3.11x (1.62x - 6.00x)
				3.13x (1.88x - 5.16x)
			Illiquidity Discount	15%

TRU Topco Units	$ 6,692	Market and Company Comparables	EV Multiples	5.61x (3.24x - 10.67x)
				8.41x (5.14x - 15.11x)
			Precedent Transaction Multiples	7.33x (5.90x - 10.50x)
			Illiquidity Discount	15%

See Notes to Financial Statements

Seix High Grade Municipal Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—88.5%
Alabama—5.0%
Jefferson County,
Sales Tax Revenue 5.000%, 9/15/33	$ 1,000	$ 1,070
Sales Tax Revenue 5.000%, 9/15/35	1,000	1,060
		2,130

California—7.8%
Regents of the University of California Medical Center Pooled Revenue, Series P 5.000%, 5/15/42	1,000	1,096
San Diego County Regional Transportation Commission Revenue, Series B 5.000%, 4/1/41	300	332
San Diego Redevelopment Agency Successor Agency
Sales Tax Revenue, Series A 5.000%, 9/1/28	500	528
Sales Tax Revenue, Series A 5.000%, 9/1/29	405	428
San Mateo Foster, City of, Public Financing Authority Revenue
4.000%, 5/1/45	500	489
4.000%, 5/1/48	500	486
		3,359

Colorado—7.0%
E-470 Public Highway Authority
Toll Highway Revenue, Series A 5.000%, 9/1/35	800	888
Toll Highway Revenue, Series A 5.000%, 9/1/36	1,000	1,101
Regional Transportation District, Sales Tax Revenue, Series A 5.000%, 1/15/28	1,000	1,044
		3,033

Connecticut—3.8%
Connecticut, State of, Sales Tax Revenue 5.000%, 5/1/37	1,500	1,652
District of Columbia—2.5%
District of Columbia, General Obligation, Series D 5.000%, 6/1/31	1,000	1,083
Florida—2.5%
Collier County, Water-Sewer District Revenue 5.000%, 7/1/33	1,000	1,072
Georgia—4.6%
DeKalb GA Water & Sewerage Revenue County 5.000%, 10/1/43	1,815	1,994
Idaho—1.7%
Idaho Housing & Finance Association
Series A 4.000%, 7/15/38	250	249
	Par Value	Value

Idaho—continued
Series A 4.000%, 7/15/39	$ 500	$ 495
		744

Illinois—2.5%
Illinois Finance Authority Revenue 5.000%, 7/1/28	1,000	1,087
Indiana—4.3%
Indianapolis Local Public Improvement Bond Bank Sales Tax Revenue 5.250%, 1/1/48	1,750	1,854
Mississippi—1.2%
Mississippi, State of, General Obligation, Series C 4.000%, 10/1/37	500	507
New Jersey—2.5%
New Jersey Turnpike Authority Revenue, Series G 5.000%, 1/1/36	1,000	1,076
New York—5.2%
City of New York,
General Obligation 5.500%, 5/1/44	1,000	1,122
General Obligation, Series B 5.250%, 10/1/47	500	550
New York City Municipal Water Finance Authority Revenue, Series AA 5.250%, 6/15/52	500	547
		2,219

Ohio—2.2%
Ohio, State of, General Obligation, Series A 5.000%, 3/1/41	845	939
Oregon—2.4%
Portland, Port of, Airport Revenue 5.000%, 7/1/47	1,000	1,026
Pennsylvania—5.7%
Pennsylvania Economic Development Financing Authority Revenue 5.500%, 6/30/40	2,000	2,085
Pennsylvania Turnpike Commission, Series B 5.250%, 12/1/52	350	376
		2,461

Tennessee—5.1%
Chattanooga Health Educational & Housing Facility Board, Series A 5.000%, 8/1/30	1,010	1,077
Tennessee, State of, General Obligation, Series A 5.000%, 9/1/30	1,000	1,108
		2,185

See Notes to Financial Statements

Seix High Grade Municipal Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Texas—15.4%
City of Corpus Christi, Utility System Revenue, Series B 5.000%, 7/15/52	$ 500	$ 540
Fort Worth, City of, Water & Sewer System Revenue 5.000%, 2/15/30	1,000	1,107
Godley Independent School District, General Obligation (PSF-GTD Insured) 4.000%, 2/15/52	1,000	936
Katy Independent School District, General Obligation (PSF-GTD Insured) 4.000%, 2/15/39	500	494
North Texas Municipal Water District Water System Revenue 5.000%, 9/1/32	750	832
Texas Water Development Board Revenue 4.650%, 10/15/40	1,000	1,051
University of Texas System Revenue, Series A 3.550%, 7/1/38	1,650	1,650
		6,610

Washington—7.1%
Energy Northwest Revenue 5.000%, 7/1/34	2,000	2,097
Washington Health Care Facilities Authority, Series A 5.000%, 8/1/44	940	942
		3,039

Total Municipal Bonds (Identified Cost $39,591)		38,070

Total Long-Term Investments—88.5% (Identified Cost $39,591)		38,070

	Shares	Value
Short-Term Investment—9.5%
Money Market Mutual Fund—9.5%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(2)	4,091,742	$ 4,092
Total Short-Term Investment (Identified Cost $4,092)		4,092

TOTAL INVESTMENTS—98.0% (Identified Cost $43,683)		$42,162
Other assets and liabilities, net—2.0%		868
NET ASSETS—100.0%		$43,030

Abbreviation:
PSF-GTD	Permanent School Fund Guarantee Program

Footnote Legend:
(1)	At December 31, 2022, 3.4% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Municipal Bonds	$38,070	$ —	$38,070
Money Market Mutual Fund	4,092	4,092	—
Total Investments	$42,162	$4,092	$38,070
There were no securities  valued using  significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers  into or  out of Level 3 related to securities held at December 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—0.3%
Communication Services—0.3%
DISH Network Corp. 3.375%, 8/15/26	$ 585	$ 366
Total Convertible Bonds and Notes (Identified Cost $563)		366

Corporate Bonds and Notes—95.8%
Communication Services—9.2%
CMG Media Corp. 144A 8.875%, 12/15/27(1)	850	640
Altice France S.A. 144A 8.125%, 2/1/27(1)	850	774
ANGI Group LLC 144A 3.875%, 8/15/28(1)(2)	635	471
Cable One, Inc. 144A 4.000%, 11/15/30(1)(2)	1,225	961
CCO Holdings LLC 144A 5.125%, 5/1/27(1)	2,060	1,920
Charter Communications Operating LLC 5.750%, 4/1/48	405	332
CSC Holdings LLC 144A 6.500%, 2/1/29(1)	1,305	1,067
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)	751	672
DISH DBS Corp. 7.375%, 7/1/28	505	357
LCPR Senior Secured Financing DAC 144A 6.750%, 10/15/27(1)	390	365
Live Nation Entertainment, Inc.
144A 5.625%, 3/15/26(1)	775	733
144A 3.750%, 1/15/28(1)	913	778
Match Group Holdings II LLC 144A 4.625%, 6/1/28(1)	735	655
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(1)(2)	435	349
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)	950	827
Time Warner Cable LLC 6.750%, 6/15/39	309	293
Uniti Group LP 144A 4.750%, 4/15/28(1)	695	556
ZipRecruiter, Inc. 144A 5.000%, 1/15/30(1)	875	721
ZoomInfo Technologies LLC 144A 3.875%, 2/1/29(1)	435	365
		12,836

Consumer Discretionary—16.9%
Ashton Woods USA LLC 144A 4.625%, 4/1/30(1)	495	397
Bath & Body Works, Inc.
6.950%, 3/1/33	480	419
6.750%, 7/1/36	560	492
Bloomin’ Brands, Inc. 144A 5.125%, 4/15/29(1)	655	551
Carnival Corp.
144A 9.875%, 8/1/27(1)	445	421
144A 4.000%, 8/1/28(1)	1,015	828
	Par Value	Value

Consumer Discretionary—continued
Crocs, Inc. 144A 4.250%, 3/15/29(1)	$ 815	$ 690
FirstCash, Inc.
144A 4.625%, 9/1/28(1)	509	447
144A 5.625%, 1/1/30(1)	561	499
Foot Locker, Inc. 144A 4.000%, 10/1/29(1)	1,060	826
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	1,515	1,362
LGI Homes, Inc. 144A 4.000%, 7/15/29(1)	513	396
Liberty Interactive LLC 8.250%, 2/1/30	550	250
Macy’s Retail Holdings LLC 5.125%, 1/15/42	425	278
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	640	557
MercadoLibre, Inc. 3.125%, 1/14/31	1,660	1,275
Meritage Homes Corp. 144A 3.875%, 4/15/29(1)	565	479
Michaels Cos., Inc. (The)
144A 5.250%, 5/1/28(1)	725	583
144A 7.875%, 5/1/29(1)	535	358
NCL Corp., Ltd. 144A 5.875%, 2/15/27(1)	1,065	923
New Home Co., Inc. (The) 144A 7.250%, 10/15/25(1)	1,635	1,398
Patrick Industries, Inc.
144A 7.500%, 10/15/27(1)	510	495
144A 4.750%, 5/1/29(1)	345	286
Penn Entertainment, Inc. 144A 4.125%, 7/1/29(1)	525	415
Prime Security Services Borrower LLC 144A 5.750%, 4/15/26(1)	927	892
QVC, Inc. 5.450%, 8/15/34	2,110	1,103
Rent-A-Center, Inc. 144A 6.375%, 2/15/29(1)	835	676
Royal Caribbean Cruises Ltd.
3.700%, 3/15/28	395	290
144A 5.500%, 8/31/26(1)	716	602
144A 5.375%, 7/15/27(1)	190	154
Shea Homes LP 4.750%, 2/15/28	800	699
Signal Parent, Inc. 144A 6.125%, 4/1/29(1)	825	240
Station Casinos LLC 144A 4.500%, 2/15/28(1)	2,360	2,052
Thor Industries, Inc. 144A 4.000%, 10/15/29(1)	515	404
Travel + Leisure Co. 144A 6.625%, 7/31/26(1)	800	783
VOC Escrow Ltd. 144A 5.000%, 2/15/28(1)	1,005	864
		23,384

Consumer Staples—3.4%
JBS USA LUX S.A. 144A 4.375%, 2/2/52(1)	935	661
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Consumer Staples—continued
Pilgrim’s Pride Corp. 144A 5.875%, 9/30/27(1)	$ 765	$ 742
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)	850	692
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(1)	425	341
Turning Point Brands, Inc. 144A 5.625%, 2/15/26(1)	1,170	1,009
Vector Group Ltd.
144A 10.500%, 11/1/26(1)	415	412
144A 5.750%, 2/1/29(1)	942	817
		4,674

Energy—18.4%
Ascent Resources Utica Holdings LLC
144A 7.000%, 11/1/26(1)	755	732
144A 8.250%, 12/31/28(1)	1,255	1,230
California Resources Corp. 144A 7.125%, 2/1/26(1)	875	841
Callon Petroleum Co.
6.375%, 7/1/26(2)	555	517
144A 8.000%, 8/1/28(1)	355	338
Chesapeake Energy Corp. 144A 5.500%, 2/1/26(1)	715	690
Civitas Resources, Inc. 144A 5.000%, 10/15/26(1)	1,030	942
Comstock Resources, Inc. 144A 5.875%, 1/15/30(1)	917	788
Energy Transfer LP Series B 6.625% (3)	495	368
Ensign Drilling, Inc. 144A 9.250%, 4/15/24(1)	995	940
EQM Midstream Partners LP 144A 6.500%, 7/1/27(1)	1,267	1,211
Hilcorp Energy I LP 144A 6.250%, 11/1/28(1)	1,501	1,358
Laredo Petroleum, Inc. 144A 7.750%, 7/31/29(1)	430	387
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(1)	2,235	2,146
Nabors Industries, Inc.
5.750%, 2/1/25	230	219
144A 9.000%, 2/1/25(1)	1,031	1,044
144A 7.375%, 5/15/27(1)	420	407
New Fortress Energy, Inc.
144A 6.750%, 9/15/25(1)	2,105	1,991
144A 6.500%, 9/30/26(1)	785	729
Occidental Petroleum Corp. 6.450%, 9/15/36	338	345
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	1,430	1,282
Precision Drilling Corp. 144A 6.875%, 1/15/29(1)	340	317
Rockies Express Pipeline LLC
144A 4.950%, 7/15/29(1)	1,050	942
144A 7.500%, 7/15/38(1)	665	615
SM Energy Co.
6.625%, 1/15/27	390	376
6.500%, 7/15/28	581	557
Tallgrass Energy Partners LP 144A 7.500%, 10/1/25(1)	825	832
	Par Value	Value

Energy—continued
Talos Production, Inc. 12.000%, 1/15/26	$ 673	$ 708
Transocean Phoenix 2 Ltd. 144A 7.750%, 10/15/24(1)	426	422
Transocean Proteus Ltd. 144A 6.250%, 12/1/24(1)	564	556
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	1,029	988
Western Midstream Operating LP 4.650%, 7/1/26	700	664
		25,482

Financials—19.8%
Altice Financing S.A. 144A 5.000%, 1/15/28(1)	750	604
Altice France Holding S.A. 144A 10.500%, 5/15/27(1)	560	427
AssuredPartners, Inc.
144A 7.000%, 8/15/25(1)	670	648
144A 5.625%, 1/15/29(1)	425	350
Castlelake Aviation Finance DAC 144A 5.000%, 4/15/27(1)	555	483
CCO Holdings LLC 144A 5.000%, 2/1/28(1)	520	472
CDI Escrow Issuer, Inc. 144A 5.750%, 4/1/30(1)	1,190	1,067
Charter Communications Operating LLC 6.484%, 10/23/45	368	332
Cimpress plc 144A 7.000%, 6/15/26(1)	1,107	765
Domtar Corp. 144A 6.750%, 10/1/28(1)	463	405
Enact Holdings, Inc. 144A 6.500%, 8/15/25(1)	731	717
Fairfax Financial Holdings Ltd. 144A 5.625%, 8/16/32(1)	920	864
Freedom Mortgage Corp. 144A 7.625%, 5/1/26(1)	1,030	859
Gray Television, Inc. 144A 7.000%, 5/15/27(1)	390	346
Hightower Holding LLC 144A 6.750%, 4/15/29(1)	929	776
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	570	490
Holdco LLC LSF11-15 144A 6.625%, 10/15/29(1)	445	368
Icahn Enterprises LP 5.250%, 5/15/27	745	682
Jefferies Finance LLC 144A 5.000%, 8/15/28(1)	440	359
Kinetik Holdings LP 144A 5.875%, 6/15/30(1)	735	689
Macy’s Retail Holdings LLC 144A 6.125%, 3/15/32(1)	661	556
MGIC Investment Corp. 5.250%, 8/15/28	430	396
Midcap Financial Issuer Trust
144A 6.500%, 5/1/28(1)	560	482
144A 5.625%, 1/15/30(1)	555	449
MPH Acquisition Holdings LLC 144A 5.500%, 9/1/28(1)	665	519

See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Financials—continued
Nationstar Mortgage Holdings, Inc. 144A 6.000%, 1/15/27(1)	$ 1,525	$ 1,365
Park River Holdings, Inc. 144A 6.750%, 8/1/29(1)	405	278
PennyMac Financial Services, Inc. 144A 5.750%, 9/15/31(1)	700	555
Radian Group, Inc.
4.500%, 10/1/24	335	323
6.625%, 3/15/25	770	760
Rithm Capital Corp. 144A 6.250%, 10/15/25(1)	795	713
ROCC Holdings LLC 144A 9.250%, 8/15/26(1)	555	553
Rocket Mortgage LLC
144A 2.875%, 10/15/26(1)	1,665	1,427
144A 3.625%, 3/1/29(1)	480	380
144A 3.875%, 3/1/31(1)	505	385
144A 4.000%, 10/15/33(1)	505	377
Summit Midstream Holdings LLC 144A 8.500%, 10/15/26(1)	485	462
Transocean Pontus Ltd. 144A 6.125%, 8/1/25(1)	419	411
United Rentals North America, Inc. 144A 6.000%, 12/15/29(1)	240	238
United Wholesale Mortgage LLC
144A 5.500%, 11/15/25(1)	1,160	1,045
144A 5.500%, 4/15/29(1)	1,690	1,344
Victors Merger Corp. 144A 6.375%, 5/15/29(1)	540	297
Viking Cruises Ltd. 144A 6.250%, 5/15/25(1)	755	685
Vistra Operations Co. LLC
144A 4.875%, 5/13/24(1)	50	49
144A 5.125%, 5/13/25(1)	1,259	1,231
Vmed O2 UK Financing I plc 144A 4.750%, 7/15/31(1)	530	431
		27,414

Health Care—5.4%
Centene Corp. 4.250%, 12/15/27	745	699
DaVita, Inc. 144A 4.625%, 6/1/30(1)	1,745	1,404
Emergent BioSolutions, Inc. 144A 3.875%, 8/15/28(1)	710	353
Molina Healthcare, Inc. 144A 4.375%, 6/15/28(1)	785	716
Syneos Health, Inc. 144A 3.625%, 1/15/29(1)	440	350
Tenet Healthcare Corp.
144A 6.125%, 10/1/28(1)	870	779
144A 4.375%, 1/15/30(1)	895	775
Teva Pharmaceutical Finance Netherlands III B.V.
7.125%, 1/31/25	1,285	1,268
4.750%, 5/9/27	555	500
US Acute Care Solutions LLC 144A 6.375%, 3/1/26(1)	710	630
		7,474

	Par Value	Value

Industrials—11.1%
American Airlines, Inc.
144A 11.750%, 7/15/25(1)	$ 610	$ 654
144A 5.500%, 4/20/26(1)	1,425	1,370
BlueLinx Holdings, Inc. 144A 6.000%, 11/15/29(1)	495	411
Brundage-Bone Concrete Pumping Holdings, Inc. 144A 6.000%, 2/1/26(1)	595	542
Builders FirstSource, Inc. 144A 4.250%, 2/1/32(1)	870	705
Chart Industries, Inc.
144A 7.500%, 1/1/30(1)	335	337
144A 9.500%, 1/1/31(1)	280	287
Fertitta Entertainment LLC 144A 6.750%, 1/15/30(1)	865	698
Foundation Building Materials, Inc. 144A 6.000%, 3/1/29(1)	737	552
Hertz Corp. (The) 144A 4.625%, 12/1/26(1)	790	662
Iliad Holding SASU
144A 6.500%, 10/15/26(1)	715	663
144A 7.000%, 10/15/28(1)	515	465
Manitowoc Co., Inc. (The) 144A 9.000%, 4/1/26(1)	565	530
Mileage Plus Holdings LLC 144A 6.500%, 6/20/27(1)	684	680
Spirit AeroSystems, Inc. 144A 9.375%, 11/30/29(1)	55	58
Terex Corp. 144A 5.000%, 5/15/29(1)	585	526
TMS International Corp. 144A 6.250%, 4/15/29(1)	1,185	848
TransDigm UK Holdings plc 6.875%, 5/15/26	1,440	1,406
TransDigm, Inc. 144A 6.250%, 3/15/26(1)	2,175	2,145
Uber Technologies, Inc. 144A 7.500%, 9/15/27(1)	1,828	1,829
		15,368

Information Technology—3.7%
Block, Inc. 2.750%, 6/1/26	800	715
Elastic N.V. 144A 4.125%, 7/15/29(1)	815	658
Fair Isaac Corp. 144A 5.250%, 5/15/26(1)	45	44
Global Payments, Inc. 4.950%, 8/15/27	1,015	984
NCR Corp. 144A 5.125%, 4/15/29(1)	485	406
Science Applications International Corp. 144A 4.875%, 4/1/28(1)	590	546
Seagate HDD Cayman 5.750%, 12/1/34	857	727
Synaptics, Inc. 144A 4.000%, 6/15/29(1)	470	396
Viasat, Inc. 144A 5.625%, 4/15/27(1)	740	672
		5,148

See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Materials—3.6%
Allegheny Ludlum LLC 6.950%, 12/15/25	$ 323	$ 320
Graham Packaging Co., Inc. 144A 7.125%, 8/15/28(1)	680	567
Mativ Holdings, Inc. 144A 6.875%, 10/1/26(1)	1,450	1,280
Standard Industries, Inc. 144A 5.000%, 2/15/27(1)	1,875	1,730
Sylvamo Corp. 144A 7.000%, 9/1/29(1)	884	841
Warrior Met Coal, Inc. 144A 7.875%, 12/1/28(1)	241	237
		4,975

Real Estate—2.8%
Brookfield Property REIT, Inc.
144A 5.750%, 5/15/26(1)	1,442	1,317
144A 4.500%, 4/1/27(1)	1,000	836
Forestar Group, Inc. 144A 3.850%, 5/15/26(1)	920	807
Howard Hughes Corp. (The) 144A 5.375%, 8/1/28(1)	520	468
Necessity Retail REIT, Inc.(The) 144A 4.500%, 9/30/28(1)	580	426
		3,854

Utilities—1.5%
NRG Energy, Inc.
144A 3.750%, 6/15/24(1)	327	315
144A 5.250%, 6/15/29(1)	445	393
Pacific Gas & Electric Co. 4.950%, 7/1/50	700	542
Vistra Operations Co. LLC 144A 5.625%, 2/15/27(1)	835	792
		2,042

Total Corporate Bonds and Notes (Identified Cost $147,319)		132,651

Leveraged Loans—0.9%
Aerospace—0.9%
Mileage Plus Holdings LLC (3 month LIBOR + 5.250%) 10.000%, 6/21/27(4)	1,215	1,248
Total Leveraged Loans (Identified Cost $1,276)		1,248

	Shares
Common Stocks—0.0%
Energy—0.0%
SandRidge Energy, Inc.(5)	159	3
Total Common Stocks (Identified Cost $1)		3

Total Long-Term Investments—97.0% (Identified Cost $149,159)		134,268

	Shares	Value

Short-Term Investment—1.4%
Money Market Mutual Fund—1.4%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(6)	1,948,803	$ 1,949
Total Short-Term Investment (Identified Cost $1,949)		1,949

Securities Lending Collateral—1.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(6)(7)	1,835,030	1,835
Total Securities Lending Collateral (Identified Cost $1,835)		1,835

TOTAL INVESTMENTS—99.7% (Identified Cost $152,943)		$138,052
Other assets and liabilities, net—0.3%		386
NET ASSETS—100.0%		$138,438

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $111,616 or 80.6% of net assets.
(2)	All or a portion of security is on loan.
(3)	No contractual maturity date.
(4)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Non-income producing.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(7)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	86%
Bermuda	2
Netherlands	2
Canada	2
Cayman Islands	2
France	1
United Kingdom	1
Other	4
Total	100%
† % of total investments as of December 31, 2022.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$132,651	$ —	$132,651
Leveraged Loans	1,248	—	1,248
Convertible Bonds and Notes	366	—	366
Equity Securities:
Common Stocks	3	3	—
Money Market Mutual Fund	1,949	1,949	—
Securities Lending Collateral	1,835	1,835	—
Total Investments	$138,052	$3,787	$134,265
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—0.4%
Communication Services—0.4%
DISH Network Corp. 3.375%, 8/15/26	$ 1,055	$ 661
Liberty Interactive LLC 4.000%, 11/15/29	1,250	419
		1,080

Total Convertible Bonds and Notes (Identified Cost $2,037)		1,080

Corporate Bonds and Notes—95.4%
Communication Services—11.1%
Altice France S.A. 144A 8.125%, 2/1/27(1)	1,685	1,535
ANGI Group LLC 144A 3.875%, 8/15/28(1)(2)	1,320	980
Cable One, Inc. 144A 4.000%, 11/15/30(1)(2)	2,599	2,039
CCO Holdings LLC 144A 5.125%, 5/1/27(1)	4,290	3,999
Charter Communications Operating LLC 5.750%, 4/1/48	759	621
CSC Holdings LLC 144A 6.500%, 2/1/29(1)	3,048	2,492
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)	1,643	1,470
DISH DBS Corp. 7.375%, 7/1/28	1,115	789
LCPR Senior Secured Financing DAC 144A 6.750%, 10/15/27(1)	1,698	1,588
Live Nation Entertainment, Inc.
144A 5.625%, 3/15/26(1)	1,620	1,532
144A 3.750%, 1/15/28(1)	3,340	2,846
Match Group Holdings II LLC 144A 4.625%, 6/1/28(1)	1,630	1,453
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(1)(2)	855	685
Sirius XM Radio, Inc.
144A 4.000%, 7/15/28(1)	2,025	1,762
144A 4.125%, 7/1/30(1)	1,090	899
Time Warner Cable LLC 6.750%, 6/15/39	591	560
Uniti Group LP 144A 4.750%, 4/15/28(1)	1,867	1,494
ZipRecruiter, Inc. 144A 5.000%, 1/15/30(1)	1,747	1,440
ZoomInfo Technologies LLC 144A 3.875%, 2/1/29(1)	832	699
		28,883

Consumer Discretionary—19.3%
Ashton Woods USA LLC 144A 4.625%, 4/1/30(1)	1,039	834
Bath & Body Works, Inc.
6.950%, 3/1/33	963	840
6.750%, 7/1/36	705	620
Bloomin’ Brands, Inc. 144A 5.125%, 4/15/29(1)	1,281	1,078
Carnival Corp.
144A 9.875%, 8/1/27(1)	829	783
	Par Value	Value

Consumer Discretionary—continued
144A 4.000%, 8/1/28(1)	$ 1,901	$ 1,550
Crocs, Inc. 144A 4.250%, 3/15/29(1)	1,875	1,588
Fertitta Entertainment LLC 144A 4.625%, 1/15/29(1)	925	783
FirstCash, Inc.
144A 4.625%, 9/1/28(1)	1,177	1,033
144A 5.625%, 1/1/30(1)	1,277	1,137
Foot Locker, Inc. 144A 4.000%, 10/1/29(1)	2,776	2,163
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	2,860	2,572
LGI Homes, Inc. 144A 4.000%, 7/15/29(1)	1,402	1,083
Macy’s Retail Holdings LLC 5.125%, 1/15/42	874	571
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	2,210	1,924
MercadoLibre, Inc. 3.125%, 1/14/31	3,160	2,427
Meritage Homes Corp. 144A 3.875%, 4/15/29(1)	1,256	1,065
Michaels Cos., Inc. (The) 144A 5.250%, 5/1/28(1)	1,340	1,078
NCL Corp., Ltd. 144A 5.875%, 2/15/27(1)	2,276	1,972
New Home Co., Inc. (The) 144A 7.250%, 10/15/25(1)	3,215	2,749
Patrick Industries, Inc.
144A 7.500%, 10/15/27(1)	1,045	1,014
144A 4.750%, 5/1/29(1)	635	527
Penn Entertainment, Inc. 144A 4.125%, 7/1/29(1)	1,118	883
Prime Security Services Borrower LLC 144A 5.750%, 4/15/26(1)	1,765	1,699
QVC, Inc. 5.450%, 8/15/34	4,428	2,314
Rent-A-Center, Inc. 144A 6.375%, 2/15/29(1)	1,566	1,267
Royal Caribbean Cruises Ltd.
144A 5.500%, 8/31/26(1)	1,405	1,182
144A 5.375%, 7/15/27(1)	1,063	861
Shea Homes LP
4.750%, 2/15/28	1,759	1,536
4.750%, 4/1/29	985	827
Station Casinos LLC 144A 4.500%, 2/15/28(1)	4,646	4,039
Thor Industries, Inc. 144A 4.000%, 10/15/29(1)	1,158	909
Travel + Leisure Co. 144A 6.625%, 7/31/26(1)	1,636	1,600
TRI Pointe Group, Inc. 5.875%, 6/15/24	1,030	1,025
VOC Escrow Ltd. 144A 5.000%, 2/15/28(1)	1,870	1,608
Winnebago Industries, Inc. 144A 6.250%, 7/15/28(1)	955	891
		50,032

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Consumer Staples—4.2%
JBS USA LUX S.A. 144A 4.375%, 2/2/52(1)	$ 1,740	$ 1,230
Pilgrim’s Pride Corp. 144A 5.875%, 9/30/27(1)	3,451	3,347
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)	1,605	1,307
Turning Point Brands, Inc. 144A 5.625%, 2/15/26(1)	2,635	2,273
Vector Group Ltd. 144A 5.750%, 2/1/29(1)	3,076	2,667
		10,824

Energy—16.3%
Ascent Resources Utica Holdings LLC 144A 7.000%, 11/1/26(1)	2,781	2,698
California Resources Corp. 144A 7.125%, 2/1/26(1)	1,640	1,576
Callon Petroleum Co. 6.375%, 7/1/26	860	802
Chesapeake Energy Corp. 144A 5.500%, 2/1/26(1)	1,440	1,390
Civitas Resources, Inc. 144A 5.000%, 10/15/26(1)	2,057	1,881
Comstock Resources, Inc. 144A 5.875%, 1/15/30(1)	2,003	1,722
Energy Transfer LP Series B 6.625% (3)	1,011	751
EQM Midstream Partners LP 144A 6.500%, 7/1/27(1)	2,615	2,499
Hilcorp Energy I LP 144A 6.250%, 11/1/28(1)	3,300	2,986
Laredo Petroleum, Inc. 144A 7.750%, 7/31/29(1)	895	806
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(1)	3,742	3,592
Nabors Industries, Inc.
144A 9.000%, 2/1/25(1)	2,294	2,323
144A 7.375%, 5/15/27(1)	856	829
New Fortress Energy, Inc.
144A 6.750%, 9/15/25(1)	4,636	4,385
144A 6.500%, 9/30/26(1)	1,485	1,379
Occidental Petroleum Corp. 6.450%, 9/15/36	644	657
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	2,888	2,588
Precision Drilling Corp. 144A 6.875%, 1/15/29(1)	674	627
Rockies Express Pipeline LLC
144A 4.950%, 7/15/29(1)	1,665	1,494
144A 7.500%, 7/15/38(1)	1,478	1,367
SM Energy Co.
6.625%, 1/15/27	855	823
6.500%, 7/15/28	1,285	1,232
Tallgrass Energy Partners LP 144A 7.500%, 10/1/25(1)	405	409
Talos Production, Inc. 12.000%, 1/15/26	674	709
Transocean Phoenix 2 Ltd. 144A 7.750%, 10/15/24(1)	800	792
Transocean Proteus Ltd. 144A 6.250%, 12/1/24(1)	526	518
	Par Value	Value

Energy—continued
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	$ 1,275	$ 1,224
Welltec International ApS 144A 8.250%, 10/15/26(1)	220	214
		42,273

Financials—17.0%
Altice Financing S.A. 144A 5.000%, 1/15/28(1)	2,850	2,294
Castlelake Aviation Finance DAC 144A 5.000%, 4/15/27(1)(2)	1,225	1,066
CDI Escrow Issuer, Inc. 144A 5.750%, 4/1/30(1)	1,590	1,425
Charter Communications Operating LLC 6.484%, 10/23/45	694	626
Domtar Corp. 144A 6.750%, 10/1/28(1)	1,111	973
Enact Holdings, Inc. 144A 6.500%, 8/15/25(1)	1,478	1,451
Fairfax Financial Holdings Ltd. 144A 5.625%, 8/16/32(1)	1,715	1,610
Freedom Mortgage Corp. 144A 7.625%, 5/1/26(1)	1,846	1,540
Gray Television, Inc. 144A 7.000%, 5/15/27(1)	725	643
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	1,054	906
Icahn Enterprises LP 5.250%, 5/15/27	1,200	1,099
Jefferies Finance LLC 144A 5.000%, 8/15/28(1)	895	730
Kinetik Holdings LP 144A 5.875%, 6/15/30(1)	1,425	1,336
LCPR Senior Secured Financing DAC 144A 5.125%, 7/15/29(1)	1,035	857
Macy’s Retail Holdings LLC 144A 6.125%, 3/15/32(1)	1,142	960
MGIC Investment Corp. 5.250%, 8/15/28	859	792
Midcap Financial Issuer Trust 144A 5.625%, 1/15/30(1)	1,115	903
MPH Acquisition Holdings LLC 144A 5.500%, 9/1/28(1)	687	536
Nationstar Mortgage Holdings, Inc.
144A 6.000%, 1/15/27(1)	2,964	2,653
144A 5.500%, 8/15/28(1)	390	318
PennyMac Financial Services, Inc. 144A 5.750%, 9/15/31(1)	1,300	1,031
Radian Group, Inc.
4.500%, 10/1/24	700	675
6.625%, 3/15/25	1,609	1,587
Rithm Capital Corp. 144A 6.250%, 10/15/25(1)	1,488	1,335
ROCC Holdings LLC 144A 9.250%, 8/15/26(1)	1,280	1,274
Rocket Mortgage LLC
144A 2.875%, 10/15/26(1)	3,085	2,644
144A 3.625%, 3/1/29(1)	940	745
144A 3.875%, 3/1/31(1)	1,555	1,187
144A 4.000%, 10/15/33(1)	401	300

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Financials—continued
Summit Midstream Holdings LLC 144A 8.500%, 10/15/26(1)	$ 1,078	$ 1,027
Transocean Pontus Ltd. 144A 6.125%, 8/1/25(1)	623	610
United Rentals North America, Inc. 144A 6.000%, 12/15/29(1)	460	457
United Wholesale Mortgage LLC
144A 5.500%, 11/15/25(1)	2,153	1,939
144A 5.500%, 4/15/29(1)	3,688	2,934
Vistra Operations Co. LLC
144A 4.875%, 5/13/24(1)	104	102
144A 5.125%, 5/13/25(1)	2,575	2,518
Vmed O2 UK Financing I plc 144A 4.750%, 7/15/31(1)	1,250	1,015
		44,098

Health Care—5.4%
Centene Corp. 4.250%, 12/15/27	2,255	2,115
DaVita, Inc. 144A 4.625%, 6/1/30(1)	2,983	2,399
Emergent BioSolutions, Inc. 144A 3.875%, 8/15/28(1)	1,388	690
Molina Healthcare, Inc. 144A 4.375%, 6/15/28(1)	1,475	1,346
Syneos Health, Inc. 144A 3.625%, 1/15/29(1)	829	660
Tenet Healthcare Corp.
144A 6.125%, 10/1/28(1)	1,745	1,562
144A 4.375%, 1/15/30(1)	1,801	1,559
Teva Pharmaceutical Finance Netherlands III B.V.
7.125%, 1/31/25	2,890	2,851
4.750%, 5/9/27	1,045	942
		14,124

Industrials—9.7%
American Airlines, Inc.
144A 11.750%, 7/15/25(1)	1,215	1,303
144A 5.500%, 4/20/26(1)	3,301	3,174
BlueLinx Holdings, Inc. 144A 6.000%, 11/15/29(1)	1,057	877
Brundage-Bone Concrete Pumping Holdings, Inc. 144A 6.000%, 2/1/26(1)	1,301	1,186
Builders FirstSource, Inc. 144A 4.250%, 2/1/32(1)	1,677	1,360
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)	1,155	1,161
Hertz Corp. (The) 144A 4.625%, 12/1/26(1)	1,725	1,445
Iliad Holding SASU
144A 6.500%, 10/15/26(1)	1,930	1,790
144A 7.000%, 10/15/28(1)	1,135	1,026
Manitowoc Co., Inc. (The) 144A 9.000%, 4/1/26(1)	1,090	1,022
Mileage Plus Holdings LLC 144A 6.500%, 6/20/27(1)	1,284	1,277
Spirit AeroSystems, Inc. 144A 9.375%, 11/30/29(1)	108	114
Terex Corp. 144A 5.000%, 5/15/29(1)	1,330	1,195
	Par Value	Value

Industrials—continued
TMS International Corp. 144A 6.250%, 4/15/29(1)	$ 2,439	$ 1,745
TransDigm, Inc. 144A 6.250%, 3/15/26(1)	2,655	2,618
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)	1,630	1,636
144A 7.500%, 9/15/27(1)	2,105	2,106
		25,035

Information Technology—3.3%
Elastic N.V. 144A 4.125%, 7/15/29(1)	1,793	1,448
Fair Isaac Corp. 144A 5.250%, 5/15/26(1)	124	121
Global Payments, Inc. 4.950%, 8/15/27	1,420	1,378
NCR Corp. 144A 5.125%, 4/15/29(1)	1,402	1,173
Science Applications International Corp. 144A 4.875%, 4/1/28(1)	1,504	1,391
Seagate HDD Cayman 5.750%, 12/1/34	999	847
Synaptics, Inc. 144A 4.000%, 6/15/29(1)	995	838
Viasat, Inc. 144A 5.625%, 4/15/27(1)	1,623	1,474
		8,670

Materials—3.6%
Allegheny Ludlum LLC 6.950%, 12/15/25	633	627
Mativ Holdings, Inc. 144A 6.875%, 10/1/26(1)	2,704	2,386
Standard Industries, Inc. 144A 5.000%, 2/15/27(1)	3,385	3,123
Summit Materials LLC 144A 6.500%, 3/15/27(1)	660	647
Sylvamo Corp. 144A 7.000%, 9/1/29(1)	2,015	1,918
Warrior Met Coal, Inc. 144A 7.875%, 12/1/28(1)	654	643
		9,344

Real Estate—4.2%
Brookfield Property REIT, Inc.
144A 5.750%, 5/15/26(1)	2,952	2,697
144A 4.500%, 4/1/27(1)	3,295	2,754
Forestar Group, Inc. 144A 3.850%, 5/15/26(1)	3,283	2,878
Howard Hughes Corp. (The) 144A 5.375%, 8/1/28(1)	998	899
Necessity Retail REIT, Inc.(The) 144A 4.500%, 9/30/28(1)	1,125	827
SBA Communications Corp. 3.875%, 2/15/27	838	757
		10,812

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Utilities—1.3%
NRG Energy, Inc. 144A 5.250%, 6/15/29(1)	$ 937	$ 827
Pacific Gas & Electric Co. 4.950%, 7/1/50	1,340	1,039
Vistra Operations Co. LLC 144A 5.625%, 2/15/27(1)	1,675	1,589
		3,455

Total Corporate Bonds and Notes (Identified Cost $275,700)		247,550

Leveraged Loans—0.6%
Aerospace—0.6%
Mileage Plus Holdings LLC (3 month LIBOR + 5.250%) 10.000%, 6/21/27(4)	1,498	1,538
Total Leveraged Loans (Identified Cost $1,573)		1,538

Total Long-Term Investments—96.4% (Identified Cost $279,310)		250,168

	Shares
Securities Lending Collateral—0.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(5)(6)	2,163,856	2,164
Total Securities Lending Collateral (Identified Cost $2,164)		2,164

TOTAL INVESTMENTS—97.2% (Identified Cost $281,474)		$252,332
Other assets and liabilities, net—2.8%		7,216
NET ASSETS—100.0%		$259,548
Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $210,599 or 81.1% of net assets.
(2)	All or a portion of security is on loan.
(3)	No contractual maturity date.
(4)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(6)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	87%
Netherlands	2
Bermuda	2
France	2
Ireland	1
Cayman Islands	1
Panama	1
Other	4
Total	100%
† % of total investments as of December 31, 2022.

The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$247,550	$ —	$247,550
Leveraged Loans	1,538	—	1,538
Convertible Bonds and Notes	1,080	—	1,080
Securities Lending Collateral	2,164	2,164	—
Total Investments	$252,332	$2,164	$250,168
There were no securities  valued using  significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers  into or  out of Level 3 related to securities held at December 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—94.2%
Alabama—1.0%
Jefferson County, Sales Tax Revenue 5.000%, 9/15/33	$ 1,500	$ 1,606
California—4.3%
California County Tobacco Securitization Agency Revenue,
Series A 5.000%, 6/1/24	100	102
Series A 5.000%, 6/1/25	200	206
Series A 5.000%, 6/1/27	100	105
Series A 5.000%, 6/1/28	100	105
California, State of, General Obligation 5.000%, 4/1/37	4,000	4,082
City of Los Angeles Department of Airports 5.000%, 5/15/45	1,000	1,029
City of Vernon Electric System Revenue,
Series 2022-A 5.000%, 8/1/39	450	467
Series 2022-A 5.000%, 8/1/40	365	377
Series 2022-A 5.000%, 8/1/41	400	413
		6,886

Colorado—3.1%
E-470 Public Highway Authority, Series A 5.000%, 9/1/40	1,500	1,507
Pueblo County School District No. 70, General Obligation (State AID Withholding Insured) 4.000%, 12/1/28	1,340	1,436
Regional Transportation District,
Sales Tax Revenue 5.000%, 1/15/27	900	933
Sales Tax Revenue 5.000%, 7/15/27	1,025	1,067
		4,943

Connecticut—1.3%
Connecticut State Health & Educational Facilities Authority Revenue 4.000%, 7/1/40	1,000	911
Connecticut, State of, General Obligation, Series D 5.000%, 9/15/28	1,000	1,117
		2,028

District of Columbia—3.3%
District of Columbia, General Obligation, Series D 5.000%, 6/1/31	2,825	3,060
Metropolitan Washington Airports Authority Aviation Revenue, Series A 5.000%, 10/1/29	2,000	2,160
		5,220

	Par Value	Value

Florida—0.9%
Florida Municipal Power Agency Revenue,
Series A 3.000%, 10/1/32	$ 750	$ 708
Series A 3.000%, 10/1/33	750	699
		1,407

Idaho—1.5%
Idaho Housing & Finance Association
5.000%, 8/15/39	1,200	1,346
5.000%, 8/15/40	1,000	1,116
		2,462

Illinois—3.3%
Chicago O’Hare International Airport Revenue, Senior Lien, Series D 5.000%, 1/1/26	2,600	2,707
Illinois, State of, General Obligation, Series A 5.000%, 3/1/28	2,500	2,585
		5,292

Indiana—2.6%
Indianapolis Local Public Improvement Bond Bank 5.250%, 1/1/41	3,870	4,192
Maryland—3.8%
Anne Arundel County, General Obligation 5.000%, 10/1/30	2,615	2,839
Washington Suburban Sanitary Commission Revenue (CNTY GTD Insured) 5.000%, 6/15/30	3,000	3,304
		6,143

Minnesota—3.4%
Minnesota, State of, General Obligation, Series 2016-A 5.000%, 8/1/29	5,000	5,404
Mississippi—2.4%
Mississippi, State of,
General Obligation, Series C 5.000%, 10/1/36	3,000	3,290
General Obligation, Series C 4.000%, 10/1/37	500	507
		3,797

Missouri—0.5%
Metropolitan St Louis Sewer District Revenue, Series B 5.000%, 5/1/47	750	818
New Jersey—1.7%
New Jersey Transportation Trust Fund Authority 5.000%, 6/15/35	2,500	2,712
New York—7.9%
City of New York, General Obligation 5.500%, 5/1/46	500	557
See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

New York—continued
New York City Municipal Water Finance Authority, Series EE 5.000%, 6/15/45	$ 1,445	$ 1,516
New York State Dormitory Authority, Sales Tax Revenue, Series A 5.000%, 3/15/28	2,500	2,555
New York Transportation Development Corp. 5.000%, 12/1/34	3,000	3,151
Port Authority of New York & New Jersey 5.000%, 1/15/38	1,000	1,063
Triborough Bridge & Tunnel Authority
5.000%, 5/15/43	2,000	2,163
5.000%, 5/15/44	1,500	1,617
		12,622

North Carolina—3.1%
Charlotte, City of, 2003 Governmental Facilities Projects 3.650%, 6/1/33	5,000	5,000
North Dakota—2.0%
North Dakota Public Finance Authority Revenue 5.000%, 10/1/28	3,000	3,114
Ohio—5.9%
Ohio, State of,
General Obligation, Series A 5.000%, 6/15/32	7,735	8,249
General Obligation, Series A 5.000%, 3/1/37	1,000	1,144
		9,393

Oregon—1.8%
Hillsboro School District No. 1J, General Obligation (SCH BD GTY Insured) 5.000%, 6/15/31	1,000	1,090
Port of Portland, Airport Revenue,
Series 24B 5.000%, 7/1/26	750	789
Series 24B 5.000%, 7/1/30	1,000	1,049
		2,928

Pennsylvania—5.6%
Lancaster County Hospital Authority Revenue
5.000%, 11/1/37	580	617
5.000%, 11/1/40	1,100	1,149
Pennsylvania Economic Development Financing Authority
5.500%, 6/30/38	1,000	1,052
5.500%, 6/30/41	2,000	2,076
5.500%, 6/30/42	1,000	1,059
Pennsylvania Higher Educational Facilities Authority
5.000%, 8/15/28	650	725
5.000%, 8/15/29	600	679
Pennsylvania Turnpike Commission,
Series B 5.250%, 12/1/41	1,000	1,098
	Par Value	Value

Pennsylvania—continued
Series B 5.250%, 12/1/52	$ 400	$ 430
		8,885

South Carolina—0.7%
University of South Carolina,
Series A 5.000%, 5/1/29	595	666
Series A 5.000%, 5/1/31	450	518
		1,184

Tennessee—4.2%
Shelby County, General Obligation, Series B 3.640%, 3/1/31	3,415	3,415
Tennessee, State of, General Obligation, Series A 5.000%, 9/1/30	3,005	3,328
		6,743

Texas—16.4%
Brazosport Independent School District, General Obligation (PSF-GTD Insured) 5.000%, 2/15/28	1,080	1,193
Central Texas Regional Mobility Authority Revenue,
Senior Lien, Series E 5.000%, 1/1/29	500	543
Senior Lien, Series E 5.000%, 1/1/30	1,300	1,426
City of Austin,
General Obligation 5.000%, 9/1/28	10	11
General Obligation 5.000%, 9/1/28	1,140	1,280
City of Corpus Christi, Utility System Revenue,
Series B 5.000%, 7/15/40	1,450	1,593
Series B 5.000%, 7/15/47	2,500	2,714
Series B 5.000%, 7/15/52	1,000	1,079
City of Dallas, Waterworks & Sewer System Revenue, Series A 5.000%, 10/1/31	6,845	7,375
Eagle Mountain & Saginaw Independent School District, General Obligation (PSF-GTD Insured) 5.000%, 8/15/28	1,000	1,116
North Texas Municipal Water District Water System Revenue 5.000%, 9/1/31	500	556
Northwest Independent School District, General Obligation, Series A (PSF-GTD Insured) 5.000%, 2/15/27	2,600	2,717
San Antonio, City of, Electric & Gas Systems Revenue 5.000%, 2/1/38	750	828
Texas, State of, General Obligation 5.000%, 8/1/27	2,540	2,613

See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Texas—continued
Wichita Falls Independent School District, General Obligation (PSF-GTD Insured) 4.000%, 2/1/29	$ 1,000	$ 1,061
		26,105

Virginia—3.2%
Virginia College Building Authority Revenue, Series A 5.000%, 2/1/29	4,750	5,066
Washington—8.6%
Energy Northwest Revenue 5.000%, 7/1/34	8,000	8,388
Washington, State of, General Obligation, Series C 5.000%, 2/1/30	5,000	5,313
		13,701

Wisconsin—1.7%
Public Finance Authority
5.000%, 6/1/27	300	319
5.000%, 6/1/28	500	537
5.000%, 6/1/29	700	759
5.000%, 6/1/30	1,000	1,093
		2,708

Total Municipal Bonds (Identified Cost $156,275)		150,359

Total Long-Term Investments—94.2% (Identified Cost $156,275)		150,359

	Shares	Value
Short-Term Investments—5.0%
Money Market Mutual Funds—5.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(2)	590,293	$ 590
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(2)	7,303,694	7,304
Total Short-Term Investments (Identified Cost $7,894)		7,894

TOTAL INVESTMENTS—99.2% (Identified Cost $164,169)		$158,253
Other assets and liabilities, net—0.8%		1,324
NET ASSETS—100.0%		$159,577

Abbreviations:
CNTY GTD	County Guarantee Program
PSF-GTD	Permanent School Fund Guarantee Program
SCH BD GTY	School Bond Guaranty

Footnote Legend:
(1)	At December 31, 2022, 8.2% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Municipal Bonds	$150,359	$ —	$150,359
Money Market Mutual Funds	7,894	7,894	—
Total Investments	$158,253	$7,894	$150,359
There were no securities  valued using  significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers  into or  out of Level 3 related to securities held at December 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—31.3%
U.S. Treasury Bonds 3.000%, 8/15/52	$ 21,425	$ 17,652
U.S. Treasury Inflation Indexed Bonds 0.125%, 1/15/32	13,047	11,428
U.S. Treasury Notes
0.125%, 12/15/23(1)	8,673	8,308
0.375%, 7/15/24	4,225	3,958
0.500%, 3/31/25	2,831	2,600
0.250%, 9/30/25	6,490	5,827
2.750%, 7/31/27	3,103	2,936
4.125%, 11/15/32	10,136	10,344
Total U.S. Government Securities (Identified Cost $64,885)		63,053

Mortgage-Backed Securities—41.0%
Agency—36.0%
Federal Home Loan Mortgage Corp.
Pool #A95259 4.000%, 12/1/40	961	924
Pool #G60019 4.500%, 3/1/44	351	346
Pool #G60661 4.000%, 7/1/46	684	655
Pool #Q35611 4.000%, 9/1/45	1,002	961
Pool #Q42921 3.500%, 9/1/46	1,063	995
Pool #Q53881 4.500%, 1/1/48	912	906
Pool #Q61680 4.000%, 2/1/49	382	364
Pool #QA3079 3.500%, 10/1/49	484	445
Pool #QA4766 3.500%, 11/1/49	1,044	980
Pool #QC2692 3.000%, 6/1/51	513	457
Pool #QC4721 3.000%, 7/1/51	304	267
Pool #QD9468 3.500%, 4/1/52	591	541
Pool #QE0961 4.000%, 4/1/52	1,222	1,148
Pool #QE1130 4.000%, 4/1/52	188	176
Pool #QE1443 4.000%, 5/1/52	1,226	1,152
Pool #QE1985 4.500%, 5/1/52	692	668
Pool #QE2366 5.000%, 5/1/52	352	349
Pool #QE4826 4.500%, 7/1/52	2,453	2,362
Pool #QE9889 5.000%, 9/1/52	691	682
Pool #QE9908 5.500%, 9/1/52	648	651
Pool #QF0346 5.000%, 9/1/52	417	412
Pool #QF0904 5.000%, 10/1/52	2,114	2,084
	Par Value	Value

Agency—continued
Pool #QF2469 5.500%, 11/1/52	$ 838	$ 842
Pool #RA2622 3.000%, 5/1/50	422	373
Pool #RA7191 3.500%, 4/1/52	2,283	2,076
Pool #RA7502 5.000%, 6/1/52	1,552	1,532
Pool #SC0203 2.500%, 12/1/41	1,518	1,331
Pool #SD0164 3.500%, 12/1/49	1,815	1,671
Pool #SD1618 5.000%, 9/1/52	3,154	3,114
Pool #V81992 4.000%, 10/1/45	252	241
Pool #ZM5226 3.500%, 12/1/47	556	516
Federal National Mortgage Association
Pool #AB3692 4.000%, 10/1/41	775	741
Pool #AB3878 4.000%, 11/1/41	887	849
Pool #AB5924 3.000%, 8/1/42	1,311	1,184
Pool #BE5050 4.000%, 9/1/45	290	278
Pool #BO1345 3.500%, 8/1/49	1,176	1,088
Pool #BO1351 4.000%, 8/1/49	453	432
Pool #BO3024 3.500%, 10/1/49	791	729
Pool #BP5432 3.000%, 6/1/50	562	503
Pool #BT7914 5.000%, 10/1/52	1,785	1,763
Pool #BV3044 3.000%, 2/1/52	1,153	1,026
Pool #BV5020 5.000%, 6/1/52	328	323
Pool #BV8320 3.500%, 4/1/52	1,118	1,025
Pool #BV8328 3.500%, 5/1/52	1,920	1,751
Pool #BV9705 5.000%, 6/1/52	1,297	1,279
Pool #BW0044 5.000%, 7/1/52	1,179	1,167
Pool #BW1929 5.000%, 6/1/52	837	827
Pool #BW3311 4.500%, 7/1/52	1,874	1,809
Pool #BX1225 5.500%, 10/1/52	1,199	1,204
Pool #CA5122 3.000%, 2/1/50	1,288	1,146
Pool #CB2684 3.500%, 1/1/52	706	643
Pool #CB2760 3.500%, 2/1/52	2,005	1,824
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #CB3630 4.000%, 5/1/52	$ 2,520	$ 2,364
Pool #CB3922 5.000%, 6/1/52	1,601	1,580
Pool #FM3181 4.000%, 4/1/50	248	237
Pool #FM7290 3.000%, 5/1/51	993	884
Pool #FM7539 3.000%, 6/1/51	1,317	1,168
Pool #FM8210 3.000%, 4/1/50	729	650
Pool #FS1253 4.000%, 4/1/52	1,366	1,288
Pool #FS1383 4.000%, 4/1/52	908	853
Pool #FS1443 3.500%, 4/1/52	2,863	2,610
Pool #FS2249 5.000%, 6/1/52	1,899	1,879
Pool #FS2692 5.000%, 8/1/52	2,016	2,007
Pool #FS3262 4.000%, 10/1/46	2,320	2,229
Pool #FS3386 3.500%, 5/1/38	2,290	2,189
Government National Mortgage Association
Pool #CO1904 5.000%, 8/15/52	1,020	1,031
Pool #CO1918 5.500%, 9/15/52	687	706
		72,487

Non-Agency—5.0%
BB-UBS Trust 2012-SHOW, B 144A 3.882%, 11/5/36(2)	1,465	1,359
BWAY Mortgage Trust 2013-1515, A2 144A 3.454%, 3/10/33(2)	1,830	1,709
CF Hippolyta Issuer LLC
2020-1, A1 144A 1.690%, 7/15/60(2)	936	835
2020-1, B1 144A 2.280%, 7/15/60(2)	749	654
Goldman Sachs Mortgage Securities Corp. II
2005-ROCK, A 144A 5.366%, 5/3/32(2)	1,586	1,527
2012-BWTR, A 144A 2.954%, 11/5/34(2)	575	502
Goldman Sachs Mortgage Securities Corp. Trust 2018-HULA, A (1 month LIBOR + 0.920%, Cap N/A, Floor 0.920%) 144A 5.238%, 7/15/25(2)(3)	494	481
Morgan Stanley Capital I Trust 2014-150E, A 144A 3.912%, 9/9/32(2)	1,175	1,039
Wells Fargo Commercial Mortgage Trust
2013-BTC, A 144A 3.544%, 4/16/35(2)	1,320	1,257
	Par Value	Value

Non-Agency—continued
2021-SAVE, A (1 month LIBOR + 1.150%, Cap N/A, Floor 1.150%) 144A 5.468%, 2/15/40(2)(3)	$ 768	$ 718
		10,081

Total Mortgage-Backed Securities (Identified Cost $87,155)		82,568

Asset-Backed Securities—5.8%
Credit Card—2.0%
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month LIBOR + 0.550%, Cap N/A, Floor 0.550%) 4.629%, 5/15/28(3)	2,050	1,976
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month LIBOR + 0.770%) 5.062%, 5/14/29(3)	2,175	2,134
		4,110

Other—3.8%
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(2)	557	471
DB Master Finance LLC 2021-1A, A23 144A 2.791%, 11/20/51(2)	1,767	1,361
Five Guys Funding LLC 2017-1A, A2 144A 4.600%, 7/25/47(2)	978	915
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(2)	1,960	1,760
Stack Infrastructure Issuer LLC 2021-1A, A2 144A 1.877%, 3/26/46(2)	1,220	1,054
Taco Bell Funding LLC 2021-1A, A23 144A 2.542%, 8/25/51(2)	1,386	1,054
Vantage Data Centers LLC 2020-2A, A2 144A 1.992%, 9/15/45(2)	1,200	986
		7,601

Total Asset-Backed Securities (Identified Cost $13,246)		11,711

Corporate Bonds and Notes—19.3%
Communication Services—1.2%
AT&T, Inc. 3.550%, 9/15/55	917	612
Paramount Global
4.200%, 5/19/32	558	457
4.950%, 5/19/50	671	488
Warnermedia Holdings, Inc. 144A 5.141%, 3/15/52(2)	1,314	955
		2,512

Consumer Discretionary—1.2%
Carnival Corp. 144A 9.875%, 8/1/27(2)	1,193	1,127
Hyatt Hotels Corp. 1.800%, 10/1/24	743	696

See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Kohl’s Corp. 3.625%, 5/1/31	$ 820	$ 575
		2,398

Energy—3.4%
Boardwalk Pipelines LP 4.450%, 7/15/27	292	278
Continental Resources, Inc. 144A 2.875%, 4/1/32(2)	914	677
Enterprise Products Operating LLC 4.200%, 1/31/50	678	533
HF Sinclair Corp. 4.500%, 10/1/30	1,023	898
Petroleos Mexicanos 6.700%, 2/16/32	1,643	1,287
Pioneer Natural Resources Co. 1.900%, 8/15/30	1,775	1,390
Plains All American Pipeline LP 3.800%, 9/15/30	1,056	918
Targa Resources Corp. 4.200%, 2/1/33	578	497
Williams Cos., Inc. (The) 3.500%, 10/15/51	652	444
		6,922

Financials—8.6%
AerCap Ireland Capital DAC 3.850%, 10/29/41	525	371
American Express Co. 3.950%, 8/1/25	481	471
Avolon Holdings Funding Ltd. 144A 2.125%, 2/21/26(2)	1,521	1,309
Bank of America Corp.
2.087%, 6/14/29	709	597
2.572%, 10/20/32	943	739
Bank of New York Mellon Corp. (The) 4.414%, 7/24/26	1,132	1,115
BPCE S.A. 144A 5.748%, 7/19/33(2)	800	761
Daimler Trucks Finance North America LLC 144A 2.500%, 12/14/31(2)	567	439
Ford Motor Credit Co. LLC 2.900%, 2/16/28	795	657
Goldman Sachs Group, Inc. (The) 1.542%, 9/10/27	1,506	1,299
Hartford Financial Services Group, Inc. (The) 2.800%, 8/19/29	639	547
JPMorgan Chase & Co. 0.824%, 6/1/25	945	881
KeyBank N.A. 4.390%, 12/14/27	420	404
Morgan Stanley
0.791%, 1/22/25	644	609
1.593%, 5/4/27	1,269	1,113
OneMain Finance Corp. 4.000%, 9/15/30	884	660
PG&E Wildfire Recovery Funding LLC Series A-2 4.263%, 6/1/36	595	551
PNC Financial Services Group, Inc. (The) Series V 6.200% (4)(5)	385	376
	Par Value	Value

Financials—continued
U.S. Bancorp 5.727%, 10/21/26	$ 463	$ 472
UBS Group AG 144A 4.751%, 5/12/28(2)	1,005	962
United Airlines Pass-Through-Trust
2020-1, A 5.875%, 10/15/27	847	835
2020-1, B 4.875%, 1/15/26	442	420
Wells Fargo & Co.
3.526%, 3/24/28	1,370	1,269
3.350%, 3/2/33	520	438
		17,295

Health Care—0.5%
AbbVie, Inc. 4.250%, 11/21/49	1,198	994
Industrials—0.6%
Triton Container International Ltd. 3.250%, 3/15/32	1,588	1,219
Information Technology—0.8%
Broadcom, Inc. 144A 3.750%, 2/15/51(2)	978	675
Global Payments, Inc. 4.950%, 8/15/27	469	455
Micron Technology, Inc. 3.477%, 11/1/51	739	459
		1,589

Materials—1.4%
Freeport-McMoRan, Inc. 5.450%, 3/15/43	1,062	958
LYB International Finance III LLC 3.625%, 4/1/51	494	331
Newmont Corp.
2.250%, 10/1/30	926	744
6.250%, 10/1/39	830	866
		2,899

Real Estate—0.6%
Equinix, Inc. 3.900%, 4/15/32	733	651
Tanger Properties LP 2.750%, 9/1/31	688	498
		1,149

Utilities—1.0%
Boardwalk Pipelines LP 3.400%, 2/15/31	436	365
Consolidated Edison Co. of New York, Inc. Series 20B 3.950%, 4/1/50	633	496
Pacific Gas & Electric Co. 2.500%, 2/1/31	671	521

See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Utilities—continued
Southern Co. (The) Series A 3.700%, 4/30/30	$ 710	$ 641
		2,023

Total Corporate Bonds and Notes (Identified Cost $46,264)		39,000

Total Long-Term Investments—97.4% (Identified Cost $211,550)		196,332

	Shares
Short-Term Investment—2.7%
Money Market Mutual Fund—2.7%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(6)	5,499,569	5,500
Total Short-Term Investment (Identified Cost $5,500)		5,500

Securities Lending Collateral—0.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(6)(7)	377,000	377
Total Securities Lending Collateral (Identified Cost $377)		377

TOTAL INVESTMENTS—100.3% (Identified Cost $217,427)		$202,209
Other assets and liabilities, net—(0.3)%		(559)
NET ASSETS—100.0%		$201,650
Abbreviations:
CDX.NA.HY	Markit’s North American High Yield CDX Index
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	All or a portion of the security is segregated as collateral for open swap contracts.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $24,587 or 12.2% of net assets.
(3)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	No contractual maturity date.
(5)	All or a portion of security is on loan.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(7)	Represents security purchased with cash collateral received for securities on loan.

Counterparties:
ICE	Intercontinental Exchange

Centrally cleared credit default swaps - buy protection(1) outstanding as of December 31, 2022 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
CDX.NA.HY.39	Quarterly	ICE	5.000%	12/20/27	$(11,556)	$ (86)	$ (210)	$124	$—
Total						$ (86)	$ (210)	$124	$—

Footnote Legend:
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Asset-Backed Securities	$ 11,711	$ —	$ 11,711
Corporate Bonds and Notes	39,000	—	39,000
Mortgage-Backed Securities	82,568	—	82,568
U.S. Government Securities	63,053	—	63,053
Money Market Mutual Fund	5,500	5,500	—
Securities Lending Collateral	377	377	—
Total Assets	202,209	5,877	196,332
Liabilities:
Other Financial Instruments:
Centrally Cleared Credit Default Swap	(86)	—	(86)
Total Liabilities	(86)	—	(86)
Total Investments	$202,123	$5,877	$196,246
There were no securities valued  using  significant unobservable inputs (Level 3) at December 31, 2022
There were no transfers into  or  out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Par Value	Value
Mortgage-Backed Securities—95.8%
Agency—95.8%
Federal Home Loan Mortgage Corp.
Pool #1B6503 (12 month LIBOR + 1.613%, Cap 6.751%, Floor 1.613%) 1.751%, 1/1/51(1)	$ 1,534	$ 1,435
Pool #1Q1195 (12 month LIBOR + 1.588%, Cap 10.117%, Floor 1.588%) 2.924%, 5/1/37(1)	1,936	1,941
Pool #1Q1420 (12 month LIBOR + 1.821%, Cap 10.675%, Floor 1.821%) 3.551%, 9/1/39(1)	1,605	1,628
Pool #2B3257 (12 month LIBOR + 1.630%, Cap 8.053%, Floor 1.630%) 3.052%, 10/1/44(1)	584	570
Pool #2B5891 (12 month LIBOR + 1.640%, Cap 7.885%, Floor 1.640%) 2.087%, 2/1/47(1)	3,155	3,115
Pool #841057 (12 month LIBOR + 1.630%, Cap 8.322%, Floor 1.630%) 2.360%, 6/1/50(1)	1,014	970
Pool #841075 (12 month LIBOR + 1.630%, Cap 8.268%, Floor 1.630%) 3.268%, 1/1/49(1)	19,445	18,408
Pool #841083 (12 month LIBOR + 1.640%, Cap 7.804%, Floor 1.640%) 2.814%, 5/1/49(1)	22,816	22,111
Pool #841335 (12 month LIBOR + 1.635%, Cap 7.927%, Floor 1.635%) 2.927%, 7/1/50(1)	4,888	4,538
Pool #841345 (12 month LIBOR + 1.626%, Cap 7.650%, Floor 1.626%) 3.340%, 1/1/47(1)	2,307	2,309
Pool #848736 (12 month LIBOR + 1.750%, Cap 9.571%, Floor 1.750%) 3.490%, 5/1/35(1)	5,173	5,206
Pool #848744 (12 month LIBOR + 1.789%, Cap 9.156%, Floor 1.789%) 3.545%, 5/1/34(1)	2,887	2,906
Pool #848747 (12 month LIBOR + 1.869%, Cap 10.014%, Floor 1.869%) 3.487%, 7/1/36(1)	2,684	2,707
Pool #848796 (12 month LIBOR + 1.805%, Cap 9.823%, Floor 1.805%) 3.109%, 5/1/37(1)	5,132	5,167
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
K032, A2 3.310%, 5/25/23(1)	988	981
KF29, A (1 month LIBOR + 0.360%, Cap N/A, Floor 0.360%) 4.502%, 2/25/24(1)	3,555	3,546
KF32, A (1 month LIBOR + 0.370%, Cap N/A, Floor 0.370%) 4.512%, 5/25/24(1)	328	327
KF34, A (1 month LIBOR + 0.360%, Cap N/A, Floor 0.370%) 4.502%, 8/25/24(1)	790	787
KF36, A (1 month LIBOR + 0.340%, Cap N/A, Floor 0.340%) 4.482%, 8/25/24(1)	1,262	1,257
	Par Value	Value
Agency—continued
KF49, A (1 month LIBOR + 0.340%, Cap N/A, Floor 0.340%) 4.482%, 6/25/25(1)	$ 2,008	$ 1,986
KF55, A (1 month LIBOR + 0.510%, Cap N/A, Floor 0.510%) 4.652%, 11/25/25(1)	3,651	3,617
KF60, A (1 month LIBOR + 0.490%, Cap N/A, Floor 0.490%) 4.632%, 2/25/26(1)	1,801	1,786
KF62, A (1 month LIBOR + 0.480%, Cap N/A, Floor 0.480%) 4.622%, 4/25/26(1)	1,039	1,029
KF68, A (1 month LIBOR + 0.490%, Cap N/A, Floor 0.490%) 4.632%, 7/25/26(1)	1,099	1,093
KF79, AL (1 month LIBOR + 0.470%, Cap N/A, Floor 0.470%) 4.612%, 5/25/30(1)	17,761	17,485
KF82, AL (1 month LIBOR + 0.370%, Cap N/A, Floor 0.370%) 4.512%, 6/25/30(1)	7,385	7,267
Federal Home Loan Mortgage Corp. REMIC
2781, FA (1 month LIBOR + 0.350%, Cap 7.500%, Floor 0.350%) 4.668%, 4/15/34(1)	2,840	2,841
2980, FJ (1 month LIBOR + 0.300%, Cap 7.000%, Floor 0.300%) 4.618%, 11/15/34(1)	5,860	5,738
3107, FC (1 month LIBOR + 0.300%, Cap 7.000%, Floor 0.300%) 4.618%, 6/15/35(1)	966	964
3820, FA (1 month LIBOR + 0.350%, Cap 7.000%, Floor 0.350%) 4.668%, 3/15/41(1)	5,560	5,483
3990, GF (1 month LIBOR + 0.400%, Cap 7.000%, Floor 0.400%) 4.718%, 3/15/41(1)	2,284	2,268
4048, GF (1 month LIBOR + 0.350%, Cap 7.000%, Floor 0.350%) 4.668%, 10/15/40(1)	853	851
4203, PF (1 month LIBOR + 0.250%, Cap 6.500%, Floor 0.250%) 4.568%, 9/15/42(1)	5,024	4,997
4794, WF (1 month LIBOR + 0.350%) 3.156%, 3/15/43(1)	7,341	7,271
4879, DF (1 month LIBOR + 0.400%, Cap 6.500%, Floor 0.400%) 4.718%, 8/15/34(1)	4,340	4,266
Federal National Mortgage Association
2015-M14, FA (1 month LIBOR + 0.620%, Cap N/A, Floor 0.620%) 5.009%, 10/25/25(1)	11,491	11,428
2015-M6, FA (1 month LIBOR + 0.300%, Cap N/A, Floor 0.300%) 4.689%, 1/25/26(1)	13,088	12,985
2016-M13, FA (1 month LIBOR + 0.670%, Cap N/A, Floor 0.670%) 4.581%, 11/25/23(1)	98	98
2016-M9, FA (1 month LIBOR + 0.590%, Cap N/A, Floor 0.590%) 4.501%, 9/25/23(1)	2,927	2,920
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value
Agency—continued
2017-M11, FA (1 month LIBOR + 0.470%, Cap 6.000%, Floor 0.470%) 4.381%, 9/25/24(1)	$ 1,110	$ 1,106
2017-M13, FA (1 month LIBOR + 0.400%, Cap 6.000%, Floor 0.400%) 4.311%, 10/25/24(1)	1,648	1,629
2017-M2, FA (1 month LIBOR + 0.530%, Cap N/A, Floor 0.530%) 4.441%, 2/25/24(1)	518	515
Pool #AD0064 (6 month LIBOR + 1.543%, Cap 10.940%, Floor 1.543%) 3.904%, 1/1/35(1)	1,009	1,021
Pool #AE0544 (12 month LIBOR + 1.741%, Cap 8.074%, Floor 1.741%) 3.991%, 11/1/40(1)	1,774	1,795
Pool #AL0270 (12 month LIBOR + 1.642%, Cap 10.566%, Floor 1.642%) 3.374%, 8/1/38(1)	770	770
Pool #AL0323 (12 month LIBOR + 1.818%, Cap 8.359%, Floor 1.818%) 3.402%, 6/1/41(1)	1,239	1,258
Pool #AL0960 (12 month LIBOR + 1.691%, Cap 9.772%, Floor 1.691%) 3.769%, 7/1/37(1)	3,124	3,165
Pool #AL1886 (12 month LIBOR + 1.752%, Cap 8.480%, Floor 1.752%) 3.644%, 6/1/42(1)	285	288
Pool #AL2202 (12 month LIBOR + 1.700%, Cap 9.487%, Floor 1.700%) 2.847%, 6/1/36(1)	1,175	1,186
Pool #AL3421 (U.S. Treasury Yield Curve CMT 1 year + 2.375%, Cap 10.750%, Floor 2.375%) 4.445%, 9/1/37(1)	890	906
Pool #AL6516 (12 month LIBOR + 1.762%, Cap 8.693%, Floor 1.762%) 3.177%, 4/1/40(1)	2,169	2,195
Pool #AL7477 (12 month LIBOR + 1.796%, Cap 8.646%, Floor 1.796%) 3.942%, 12/1/40(1)	1,575	1,598
Pool #AL7812 (12 month LIBOR + 1.728%, Cap 8.364%, Floor 1.728%) 3.972%, 11/1/40(1)	3,252	3,293
Pool #AL8796 (12 month LIBOR + 1.826%, Cap 8.440%, Floor 1.826%) 3.660%, 9/1/41(1)	4,078	4,141
Pool #AL8827 3.000%, 2/1/29	711	673
Pool #AL8872 (12 month LIBOR + 1.803%, Cap 8.341%, Floor 1.803%) 3.469%, 7/1/42(1)	5,812	5,886
Pool #AN4364 (1 month LIBOR + 0.590%, Cap 98.130%, Floor 0.590%) 4.732%, 1/1/24(1)	2,781	2,772
Pool #BE3734 (12 month LIBOR + 1.620%, Cap 7.919%, Floor 1.620%) 3.703%, 7/1/47(1)	2,363	2,371
Pool #BL0422 (1 month LIBOR + 0.370%, Cap 98.890%, Floor 0.370%) 4.512%, 11/1/23(1)	21,000	20,932
Pool #BL5697 (1 month LIBOR + 0.650%, Cap 98.860%, Floor 0.650%) 4.792%, 2/1/30(1)	6,300	6,307
	Par Value	Value
Agency—continued
Pool #BL6487 (1 month LIBOR + 0.760%, Cap 98.510%, Floor 0.760%) 4.902%, 4/1/30(1)	$ 14,221	$ 14,084
Pool #BM1805 (12 month LIBOR + 1.605%, Cap 7.831%, Floor 1.605%) 2.825%, 9/1/47(1)	5,020	4,868
Pool #BM3981 (12 month LIBOR + 1.758%, Cap 8.549%, Floor 1.758%) 3.196%, 2/1/42(1)	1,131	1,144
Pool #BM4556 (12 month LIBOR + 1.596%, Cap 8.320%, Floor 1.596%) 3.320%, 10/1/48(1)	3,696	3,718
Pool #BM4557 (12 month LIBOR + 1.763%, Cap 7.899%, Floor 1.766%) 3.396%, 5/1/45(1)	2,157	2,180
Pool #BM6855 (12 month LIBOR + 1.618%, Cap 7.571%, Floor 1.618%) 2.572%, 6/1/50(1)	9,479	8,985
Pool #BM7025 (12 month LIBOR + 1.713%, Cap 8.751%, Floor 1.713%) 3.234%, 5/1/42(1)	8,561	8,633
Pool #BN8852 (12 month LIBOR + 1.900%, Cap 8.699%, Floor 1.900%) 3.699%, 3/1/48(1)	3,698	3,622
Pool #BO6296 (U.S. Treasury Yield Curve CMT 1 year + 1.525%, Cap 7.100%, Floor 1.525%) 2.995%, 7/1/47(1)	702	685
Pool #BO7214 (U.S. Treasury Yield Curve CMT 1 year + 1.525%, Cap 7.100%, Floor 1.525%) 2.375%, 7/1/47(1)	2,975	2,788
Pool #BO7215 (U.S. Treasury Yield Curve CMT 1 year + 1.650%, Cap 8.158%, Floor 1.650%) 3.053%, 4/1/49(1)	1,262	1,184
Pool #BP1780 (SOFR30A + 2.350%, Cap 7.080%, Floor 2.350%) 2.080%, 6/1/51(1)	2,479	2,328
Pool #BP5563 (12 month LIBOR + 1.600%, Cap 7.456%, Floor 1.600%) 2.456%, 4/1/50(1)	2,052	1,923
Pool #BW7240 (SOFR30A + 2.120%, Cap 8.906%, Floor 2.120%) 3.898%, 10/1/52(1)	8,131	7,897
Pool #BX2888 (SOFR30A + 2.110%, Cap 10.224%, Floor 2.110%) 5.224%, 12/1/52(1)	3,769	3,758
Pool #CA3138 (12 month LIBOR + 1.603%, Cap 8.667%, Floor 1.603%) 3.667%, 2/1/49(1)	4,210	4,115
Pool #CA4499 (12 month LIBOR + 1.600%, Cap 7.693%, Floor 1.600%) 2.693%, 9/1/48(1)	1,038	1,005
Federal National Mortgage Association REMIC
2005-17, FA (1 month LIBOR + 0.300%, Cap 7.000%, Floor 0.300%) 4.689%, 3/25/35(1)	4,362	4,277
2005-58, KF (1 month LIBOR + 0.500%, Cap 6.500%, Floor 0.500%) 4.889%, 7/25/35(1)	2,999	2,948
2005-74, NA (1 month LIBOR + 0.420%, Cap 6.500%, Floor 0.420%) 4.809%, 5/25/35(1)	7,958	7,864

See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value
Agency—continued
2006-113, NF (1 month LIBOR + 0.350%, Cap 7.000%, Floor 0.350%) 4.739%, 9/25/36(1)	$ 1,742	$ 1,729
2006-63, FD (1 month LIBOR + 0.450%, Cap 7.000%, Floor 0.450%) 4.839%, 7/25/36(1)	3,118	3,076
2007-106, FN (1 month LIBOR + 0.590%, Cap 7.000%, Floor 0.590%) 4.979%, 11/25/37(1)	3,069	3,036
2009-66, FP (1 month LIBOR + 0.900%, Cap 7.000%, Floor 0.900%) 5.289%, 9/25/39(1)	4,879	4,896
2010-137, WB 3.980%, 7/25/40(1)	1,009	995
2010-59, FC (1 month LIBOR + 1.000%, Cap 6.000%, Floor 1.000%) 5.389%, 1/25/40(1)	2,745	2,744
2011-62, LF (1 month LIBOR + 0.400%, Cap 7.000%, Floor 0.400%) 4.789%, 1/25/32(1)	5,130	5,068
2012-71, FP (1 month LIBOR + 0.350%, Cap 7.000%, Floor 0.350%) 4.739%, 3/25/41(1)	1,043	1,038
2013-34, PF (1 month LIBOR + 0.350%, Cap 6.500%, Floor 0.350%) 4.739%, 8/25/42(1)	4,252	4,246
2016-67, AF (1 month LIBOR + 0.400%, Cap 6.500%, Floor 0.400%) 4.789%, 9/25/46(1)	4,590	4,489
2018-92, AF (1 month LIBOR + 0.400%, Cap 6.500%, Floor 0.400%) 4.789%, 5/25/33(1)	5,057	4,969
2018-96, FC (1 month LIBOR + 0.450%, Cap 6.500%, Floor 0.450%) 4.839%, 10/25/35(1)	5,079	4,997
2019-13, FG (1 month LIBOR + 0.400%, Cap 6.500%, Floor 0.400%) 4.789%, 4/25/49(1)	7,830	7,633
FRESB Mortgage Trust 2016-SB13, A5H (1 month LIBOR + 0.700%, Cap N/A, Floor 0.700%) 4.842%, 1/25/36(1)	7,444	7,412
Government National Mortgage Association 2009-88, FA (1 month LIBOR + 0.750%, Cap 7.000%, Floor 0.750%) 5.076%, 10/16/39(1)	4,332	4,332
Small Business Administration
Pool #510032 (PRIME minus 2.650%) 3.600%, 6/25/34(1)	2,157	2,156
Pool #510076 (PRIME minus 2.650%) 4.350%, 5/25/27(1)	1,373	1,380
Pool #510083 (PRIME minus 2.650%) 3.600%, 9/25/27(1)	482	485
Pool #510219 (PRIME minus 2.650%) 3.600%, 11/25/28(1)	1,993	1,991
	Par Value	Value
Agency—continued
Pool #510228 (PRIME minus 2.500%) 3.750%, 7/25/28(1)	$ 642	$ 647
Pool #510241 (PRIME minus 2.600%) 3.650%, 10/25/27(1)	2,013	2,016
Pool #510254 (PRIME minus 2.600%) 3.650%, 5/25/28(1)	3,487	3,497
Pool #510256 (PRIME minus 2.600%) 3.650%, 12/25/28(1)	3,615	3,626
Pool #510273 (PRIME minus 2.500%) 3.750%, 11/25/28(1)	2,840	2,863
Pool #530251 (PRIME minus 2.375%) 3.875%, 4/25/32(1)	6,937	6,922
Total Mortgage-Backed Securities (Identified Cost $421,493)		414,338

Total Long-Term Investments—95.8% (Identified Cost $421,493)		414,338

	Shares
Short-Term Investment—4.3%
Money Market Mutual Fund—4.3%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(2)	18,528,224	18,528
Total Short-Term Investment (Identified Cost $18,528)		18,528

TOTAL INVESTMENTS—100.1% (Identified Cost $440,021)		$432,866
Other assets and liabilities, net—(0.1)%		(510)
NET ASSETS—100.0%		$432,356

Abbreviations:
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SOFR30A	Secured Overnight Financing Rate 30 Day Average

Footnote Legend:
(1)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Exchange-traded futures contracts as of December 31, 2022 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized Depreciation
Short Contracts:
2 Year U.S. Treasury Note Future	March 2023	(39)	$ (7,998)	$—	$ (11)
5 Year U.S. Treasury Note Future	March 2023	(166)	(17,916)	6	—
Total				$ 6	$ (11)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Mortgage-Backed Securities	$414,338	$ —	$414,338
Money Market Mutual Fund	18,528	18,528	—
Other Financial Instruments:
Futures Contracts	6	6	—
Total Assets	432,872	18,534	414,338
Liabilities:
Other Financial Instruments:
Futures Contracts	(11)	(11)	—
Total Liabilities	(11)	(11)	—
Total Investments	$432,861	$18,523	$414,338
There were no securities valued  using  significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Par Value	Value
Mortgage-Backed Securities—22.8%
Agency—7.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates KF68, A (1 month LIBOR + 0.490%, Cap N/A, Floor 0.490%) 4.632%, 7/25/26(1)	$ 1,374	$ 1,366
Federal National Mortgage Association Pool #BL0422 (1 month LIBOR + 0.370%, Cap 98.890%, Floor 0.370%) 4.512%, 11/1/23(1)	318	317
Small Business Administration Pool #510273 (PRIME minus 2.500%) 3.750%, 11/25/28(1)	568	572
		2,255

Non-Agency—15.4%
BWAY Mortgage Trust 2013-1515, A1 144A 2.809%, 3/10/33(2)	773	739
Cold Storage Trust 2020-ICE5, A (1 month LIBOR + 0.900%, Cap N/A, Floor 0.900%) 144A 5.218%, 11/15/37(1)(2)	983	956
DBGS Mortgage Trust 2018-BIOD, A (1 month LIBOR + 0.803%, Cap N/A, Floor 0.803%) 144A 5.039%, 5/15/35(1)(2)	914	898
KKR Industrial Portfolio Trust 2021-KDIP, A (1 month LIBOR + 0.550%, Cap N/A, Floor 0.550%) 144A 4.868%, 12/15/37(1)(2)	142	137
One New York Plaza Trust 2020-1NYP, A (1 month LIBOR + 0.950%, Cap N/A, Floor 0.950%) 144A 5.268%, 1/15/36(1)(2)	1,000	944
Wells Fargo Commercial Mortgage Trust 2021-SAVE, A (1 month LIBOR + 1.150%, Cap N/A, Floor 1.150%) 144A 5.468%, 2/15/40(1)(2)	1,072	1,002
		4,676

Total Mortgage-Backed Securities (Identified Cost $7,154)		6,931

Asset-Backed Securities—20.3%
Automobiles—6.8%
Canadian Pacer Auto Receivables Trust 2020-1A, B 144A 2.000%, 7/21/25(2)	1,000	971
CarMax Auto Owner Trust 2020-2, A3 1.700%, 11/15/24	349	347
Ford Credit Auto Owner Trust 2019-1, A 144A 3.520%, 7/15/30(2)	750	735
		2,053

Credit Card—10.0%
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month LIBOR + 0.550%, Cap N/A, Floor 0.550%) 4.629%, 5/15/28(1)	750	723
Chase Issuance Trust 2020-A1, A1 1.530%, 1/15/25	250	250
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month LIBOR + 0.770%) 5.062%, 5/14/29(1)	1,000	981
Discover Card Execution Note Trust 2018-A1, A1 3.030%, 8/15/25	500	499
	Par Value	Value

Credit Card—continued
Master Credit Card Trust II 2020-1A, A 144A 1.990%, 9/21/24(2)	$ 576	$ 573
		3,026

Student Loan—3.5%
Goal Capital Funding Trust 2010-1, A (3 month LIBOR + 0.700%, Cap N/A, Floor 0.700%) 144A 5.457%, 8/25/48(1)(2)	572	561
SLM Student Loan Trust
2005-4, A3 (3 month LIBOR + 0.120%) 4.478%, 1/25/27(1)	107	107
2005-7, A4 (3 month LIBOR + 0.150%) 4.508%, 10/25/29(1)	408	405
		1,073

Total Asset-Backed Securities (Identified Cost $6,223)		6,152

Corporate Bonds and Notes—55.1%
Communication Services—9.0%
AT&T, Inc. (SOFR + 0.640%) 4.963%, 3/25/24(1)	872	868
Verizon Communications, Inc. (SOFR + 0.500%) 4.823%, 3/22/24(1)	880	873
Warnermedia Holdings, Inc. (SOFR + 1.780%) 144A 6.092%, 3/15/24(1)(2)	1,000	997
		2,738

Energy—8.2%
Continental Resources, Inc. 144A 2.268%, 11/15/26(2)	671	581
HF Sinclair Corp. 2.625%, 10/1/23	1,012	991
Williams Cos., Inc. (The) 4.300%, 3/4/24	919	908
		2,480

Financials—26.9%
AerCap Ireland Capital DAC 1.650%, 10/29/24	920	849
ANZ New Zealand Int’l Ltd. (SOFR + 0.600%) 144A 4.766%, 2/18/25(1)(2)	800	793
Banco Santander S.A. (SOFR + 1.240%) 5.409%, 5/24/24(1)	800	799
Barclays plc 1.007%, 12/10/24	840	800
Daimler Trucks Finance North America LLC (SOFR + 0.750%) 144A 5.062%, 12/13/24(1)(2)	940	927
General Motors Financial Co., Inc. 1.700%, 8/18/23	945	923
Goldman Sachs Group, Inc. (The) (SOFR + 0.500%) 4.784%, 9/10/24(1)	945	931
Morgan Stanley 0.791%, 1/22/25	525	497
U.S. Bancorp 5.727%, 10/21/26	178	181
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Financials—continued
United Airlines Pass-Through-Trust 2020-1, B 4.875%, 1/15/26	$ 964	$ 917
Wells Fargo & Co. 1.654%, 6/2/24	557	548
		8,165

Industrials—5.6%
Park Aerospace Holdings Ltd. 144A 4.500%, 3/15/23(2)	1,234	1,231
Triton Container International Ltd. 144A 0.800%, 8/1/23(2)	500	483
		1,714

Information Technology—3.7%
Skyworks Solutions, Inc. 0.900%, 6/1/23	1,158	1,135
Materials—0.7%
Sherwin-Williams Co. (The) 4.050%, 8/8/24	201	198
Utilities—1.0%
Pacific Gas & Electric Co. 3.250%, 2/16/24	324	317
Total Corporate Bonds and Notes (Identified Cost $17,235)		16,747

Total Long-Term Investments—98.2% (Identified Cost $30,612)		29,830

	Shares
Short-Term Investment—0.2%
Money Market Mutual Fund—0.2%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(3)	75,463	75
Total Short-Term Investment (Identified Cost $75)		75

TOTAL INVESTMENTS—98.4% (Identified Cost $30,687)		$29,905
Other assets and liabilities, net—1.6%		473
NET ASSETS—100.0%		$30,378
Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $12,528 or 41.2% of net assets.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	78%
Canada	5
Cayman Islands	4
Ireland	3
United Kingdom	3
Spain	3
New Zealand	3
Other	1
Total	100%
† % of total investments as of December 31, 2022.

Exchange-traded futures contracts as of December 31, 2022 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized Depreciation
Short Contracts:
2 Year U.S. Treasury Note Future	March 2023	(4)	$(820)	$—	$ (1)
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Exchange-traded futures contracts as of December 31, 2022 were as follows (continued):
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized Depreciation
5 Year U.S. Treasury Note Future	March 2023	(5)	$(540)	$— (1)	$ —
Total				$— (1)	$ (1)
Footnote Legend:
(1)Amount is less than $500.
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Asset-Backed Securities	$ 6,152	$ —	$ 6,152
Corporate Bonds and Notes	16,747	—	16,747
Mortgage-Backed Securities	6,931	—	6,931
Money Market Mutual Fund	75	75	—
Other Financial Instruments:
Futures Contracts	— (1)	— (1)	—
Total Assets	29,905	75	29,830
Liabilities:
Other Financial Instruments:
Futures Contracts	(1)	(1)	—
Total Liabilities	(1)	(1)	—
Total Investments	$29,904	$ 74	$29,830

(1)	Amount is less than $500.
There were no securities valued  using  significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into  or  out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2022
(Reported in thousands except shares and per share amounts)
	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund	Seix High Grade Municipal Bond Fund
Assets
Investment in securities at value(1)	$ 59,508	$ 44,595	$ 2,023,258	$ 42,162
Cash	100	—	5,522	1
Cash pledged as collateral for cleared swaps	—	169	—	—
Variation margin receivable on cleared swaps	—	20	—	—
Receivables
Investment securities sold	542	583	120,930	—
Fund shares sold	33	42	4,648	742
Dividends and interest	333	521	10,269	500
Securities lending income	1	— (a)	—	—
Prepaid expenses	9	21	124	11
Other assets	6	5	215	4
Total assets	60,532	45,956	2,164,966	43,420
Liabilities
Due to custodian	—	338	—	—
Due to broker	—	18	—	—
Payables
Fund shares repurchased	49	228	11,742	319
Investment securities purchased	505	—	59,004	—
Dividend distributions	—	—	1,065	13
Investment advisory fees	7	11	456	8
Distribution and service fees	1	1	17	1
Administration and accounting fees	6	5	187	4
Transfer agent and sub-transfer agent fees and expenses	20	23	481	8
Professional fees	5	12	253	31
Trustee deferred compensation plan	6	5	215	4
Interest expense and/or commitment fees	1	— (a)	62	— (a)
Other accrued expenses	6	5	176	2
Unrealized depreciation on unfunded loan commitments	—	—	256	—
Total liabilities	606	646	73,914	390
Net Assets	$ 59,926	$ 45,310	$ 2,091,052	$ 43,030
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 73,518	$ 59,210	$ 2,990,206	$ 45,575
Accumulated earnings (loss)	(13,592)	(13,900)	(899,154)	(2,545)
Net Assets	$ 59,926	$ 45,310	$ 2,091,052	$ 43,030
Net Assets:
Class A	$ 6,240	$ 5,008	$ 32,916	$ 5,217
Class C	$ —	$ 490	$ 10,793	$ —
Class I	$ 52,113	$ 39,738	$ 1,795,243	$ 37,813
Class R6	$ 1,573	$ 74	$ 252,100	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	664,109	689,666	4,251,110	478,401
Class C	—	67,843	1,393,316	—
Class I	5,545,123	5,501,456	231,812,916	3,468,835
Class R6	167,357	10,256	32,531,128	—
Net Asset Value and Redemption Price Per Share:*
Class A	$ 9.40	$ 7.26	$ 7.74	$ 10.90
Class C	$ —	$ 7.23	$ 7.75	$ —
Class I	$ 9.40	$ 7.22	$ 7.74	$ 10.90
Class R6	$ 9.40	$ 7.22	$ 7.75	$ —
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2022
(Reported in thousands except shares and per share amounts)
	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund	Seix High Grade Municipal Bond Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 9.77	$ 7.54	$ 7.96	$ 11.21
Maximum Sales Charge - Class A	3.75%	3.75%	2.75%	2.75%
(1) Investment in securities at cost	$ 63,846	$ 53,752	$ 2,137,223	$ 43,683

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2022
(Reported in thousands except shares and per share amounts)
	Seix High Income Fund	Seix High Yield Fund	Seix Investment Grade Tax-Exempt Bond Fund	Seix Total Return Bond Fund
Assets
Investment in securities at value(1)(2)	$ 138,052	$ 252,332	$ 158,253	$ 202,209
Cash	100	5,308	5,012	1,003
Variation margin receivable on cleared swaps	—	—	—	89
Receivables
Investment securities sold	—	—	588	—
Fund shares sold	119	326	1,563	191
Dividends and interest	2,642	4,790	1,824	1,239
Securities lending income	2	3	—	2
Prepaid expenses	18	39	13	23
Other assets	14	26	15	22
Total assets	140,947	262,824	167,268	204,778
Liabilities
Due to broker	—	—	—	84
Payables
Fund shares repurchased	520	793	2,439	1,479
Investment securities purchased	—	—	5,011	991
Collateral on securities loaned	1,835	2,164	—	377
Dividend distributions	—	43	72	—
Investment advisory fees	41	84	28	17
Distribution and service fees	3	2	1	2
Administration and accounting fees	13	24	14	20
Transfer agent and sub-transfer agent fees and expenses	48	61	55	61
Professional fees	23	55	45	55
Trustee deferred compensation plan	14	26	15	22
Interest expense and/or commitment fees	1	2	1	2
Other accrued expenses	11	22	10	18
Total liabilities	2,509	3,276	7,691	3,128
Net Assets	$ 138,438	$ 259,548	$ 159,577	$ 201,650
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 260,858	$ 363,291	$ 171,743	$ 247,843
Accumulated earnings (loss)	(122,420)	(103,743)	(12,166)	(46,193)
Net Assets	$ 138,438	$ 259,548	$ 159,577	$ 201,650
Net Assets:
Class A	$ 13,158	$ 11,178	$ 7,086	$ 7,707
Class I	$ 118,562	$ 208,171	$ 152,491	$ 152,706
Class R6	$ 6,718	$ 40,199	$ —	$ 41,237
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	2,427,927	1,537,603	656,702	790,737
Class I	21,907,522	27,915,877	14,150,543	16,211,180
Class R6	1,241,920	5,388,381	—	4,379,334
Net Asset Value and Redemption Price Per Share:*
Class A	$ 5.42	$ 7.27	$ 10.79	$ 9.75
Class I	$ 5.41	$ 7.46	$ 10.78	$ 9.42
Class R6	$ 5.41	$ 7.46	$ —	$ 9.42
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2022
(Reported in thousands except shares and per share amounts)
	Seix High Income Fund	Seix High Yield Fund	Seix Investment Grade Tax-Exempt Bond Fund	Seix Total Return Bond Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 5.63	$ 7.55	$ 11.10	$ 10.13
Maximum Sales Charge - Class A	3.75%	3.75%	2.75%	3.75%
(1) Investment in securities at cost	$ 152,943	$ 281,474	$ 164,169	$ 217,427
(2) Market value of securities on loan	$ 1,748	$ 2,060	$ —	$ 368

*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2022
(Reported in thousands except shares and per share amounts)
	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Assets
Investment in securities at value(1)	$ 432,866	$ 29,905
Cash	1,003	100
Due from broker	2	— (a)
Cash pledged as collateral for futures contracts	293	16
Variation margin receivable on futures contracts	20	2
Receivables
Investment securities sold	1,549	197
Fund shares sold	1,001	91
Receivable from adviser	—	4
Receivable from affiliate	—	10
Dividends and interest	1,318	133
Prepaid expenses	38	4
Other assets	44	3
Total assets	438,134	30,465
Liabilities
Payables
Fund shares repurchased	5,184	38
Dividend distributions	150	—
Investment advisory fees	93	—
Distribution and service fees	3	1
Administration and accounting fees	38	3
Transfer agent and sub-transfer agent fees and expenses	153	7
Professional fees	75	32
Trustee deferred compensation plan	44	3
Interest expense and/or commitment fees	5	— (a)
Other accrued expenses	33	3
Total liabilities	5,778	87
Net Assets	$ 432,356	$ 30,378
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 449,231	$ 32,245
Accumulated earnings (loss)	(16,875)	(1,867)
Net Assets	$ 432,356	$ 30,378
Net Assets:
Class A	$ 13,607	$ 5,029
Class I	$ 343,827	$ 25,349
Class R6	$ 74,922	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	1,395,216	519,795
Class I	35,256,447	2,621,922
Class R6	7,672,446	—
Net Asset Value and Redemption Price Per Share:*
Class A	$ 9.75	$ 9.67
Class I	$ 9.75	$ 9.67
Class R6	$ 9.77	$ —
(1) Investment in securities at cost	$ 440,021	$ 30,687

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED December 31, 2022
($ reported in thousands)
	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund	Seix High Grade Municipal Bond Fund
Investment Income
Dividends	$ 34	$ 15	$ 764	$ 67
Interest	2,133	2,222	144,780	863
Securities lending, net of fees	2	1	—	—
Total investment income	2,169	2,238	145,544	930
Expenses
Investment advisory fees	199	239	10,598	200
Distribution and service fees, Class A	18	15	101	8
Distribution and service fees, Class C	—	6	124	—
Administration and accounting fees	87	68	2,539	48
Transfer agent fees and expenses	33	25	1,064	17
Sub-transfer agent fees and expenses, Class A	12	7	37	1
Sub-transfer agent fees and expenses, Class C	—	1	12	—
Sub-transfer agent fees and expenses, Class I	90	104	2,764	33
Custodian fees	2	1	11	— (1)
Printing fees and expenses	7	5	152	4
Professional fees	41	42	457	34
Interest expense and/or commitment fees	1	— (1)	324	— (1)
Registration fees	32	65	175	24
Trustees’ fees and expenses	5	3	142	2
Miscellaneous expenses	13	18	370	9
Total expenses	540	599	18,870	380
Less net expenses reimbursed and/or waived by investment adviser(2)	(123)	(151)	(2,467)	(136)
Less low balance account fees	—	— (1)	— (1)	—
Net expenses	417	448	16,403	244
Net investment income (loss)	1,752	1,790	129,141	686
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(9,177)	(4,290)	(70,206)	(1,000)
Swaps	—	118	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(5,583)	(10,640)	(100,928)	(4,011)
Swaps	—	38	—	—
Net realized and unrealized gain (loss) on investments	(14,760)	(14,774)	(171,134)	(5,011)
Net increase (decrease) in net assets resulting from operations	$(13,008)	$(12,984)	$ (41,993)	$(4,325)

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2022
($ reported in thousands)
	Seix High Income Fund	Seix High Yield Fund	Seix Investment Grade Tax-Exempt Bond Fund	Seix Total Return Bond Fund
Investment Income
Dividends	$ 80	$ 99	$ 25	$ 76
Interest	10,193	19,555	3,981	7,677
Securities lending, net of fees	43	69	—	4
Total investment income	10,316	19,723	4,006	7,757
Expenses
Investment advisory fees	899	1,532	992	703
Distribution and service fees, Class A	37	31	17	25
Administration and accounting fees	171	348	206	289
Transfer agent fees and expenses	69	142	83	118
Sub-transfer agent fees and expenses, Class A	21	15	5	17
Sub-transfer agent fees and expenses, Class I	209	305	240	273
Custodian fees	1	2	1	3
Printing fees and expenses	12	21	13	19
Professional fees	55	83	65	74
Interest expense and/or commitment fees	1	3	1	2
Registration fees	35	62	31	47
Trustees’ fees and expenses	10	21	12	17
Miscellaneous expenses	24	46	17	42
Total expenses	1,544	2,611	1,683	1,629
Less net expenses reimbursed and/or waived by investment adviser(1)	(380)	(396)	(612)	(348)
Net expenses	1,164	2,215	1,071	1,281
Net investment income (loss)	9,152	17,508	2,935	6,476
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(13,055)	(29,450)	(6,245)	(32,640)
Swaps	—	—	—	1,102
Net change in unrealized appreciation (depreciation) on:
Investments	(17,286)	(32,714)	(13,344)	(19,254)
Swaps	—	—	—	189
Net realized and unrealized gain (loss) on investments	(30,341)	(62,164)	(19,589)	(50,603)
Net increase (decrease) in net assets resulting from operations	$(21,189)	$(44,656)	$(16,654)	$(44,127)

(1)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2022
($ reported in thousands)
	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Investment Income
Dividends	$ 41	$ 18
Interest	10,227	865
Securities lending, net of fees	—	— (1)
Total investment income	10,268	883
Expenses
Investment advisory fees	1,227	91
Distribution and service fees, Class A	36	12
Administration and accounting fees	627	49
Transfer agent fees and expenses	258	17
Sub-transfer agent fees and expenses, Class A	2	2
Sub-transfer agent fees and expenses, Class I	846	33
Custodian fees	5	1
Printing fees and expenses	31	4
Professional fees	125	36
Interest expense and/or commitment fees	5	— (1)
Registration fees	90	24
Trustees’ fees and expenses	37	2
Miscellaneous expenses	44	10
Total expenses	3,333	281
Less net expenses reimbursed and/or waived by investment adviser(2)	(834)	(98)
Net expenses	2,499	183
Net investment income (loss)	7,769	700
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(8,840)	(696)
Futures	3,845	221
Payment by affiliates(3)	—	10
Net change in unrealized appreciation (depreciation) on:
Investments	(12,001)	(745)
Futures	220	(4)
Net realized and unrealized gain (loss) on investments	(16,776)	(1,214)
Net increase (decrease) in net assets resulting from operations	$ (9,007)	$ (514)

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
(3)	See Note 4G in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Seix Core Bond Fund		Seix Corporate Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 1,752	$ 1,240	$ 1,790	$ 2,349
Net realized gain (loss)	(9,177)	1,042	(4,172)	1,595
Net change in unrealized appreciation (depreciation)	(5,583)	(5,260)	(10,602)	(6,015)
Decrease in net assets resulting from operations	(13,008)	(2,978)	(12,984)	(2,071)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(182)	(124)	(264)	(321)
Class C	—	—	(22)	(31)
Class I	(1,812)	(1,672)	(2,577)	(3,357)
Class R6	(58)	(33)	(4)	(5)
Total dividends and distributions to shareholders	(2,052)	(1,829)	(2,867)	(3,714)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(1,085)	(1,990)	(1,211)	(453)
Class C	—	—	(165)	(466)
Class I	(30,629)	(87,208)	(270)	(44,586)
Class R6	(558)	1,040	—	—
Increase (decrease) in net assets from capital transactions	(32,272)	(88,158)	(1,646)	(45,505)
Net increase (decrease) in net assets	(47,332)	(92,965)	(17,497)	(51,290)
Net Assets
Beginning of period	107,258	200,223	62,807	114,097
End of Period	$ 59,926	$ 107,258	$ 45,310	$ 62,807
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Floating Rate High Income Fund		Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 129,141	$ 77,355	$ 686	$ 723
Net realized gain (loss)	(70,206)	(48,396)	(1,000)	734
Net change in unrealized appreciation (depreciation)	(100,928)	79,545	(4,011)	(1,188)
Increase (decrease) in net assets resulting from operations	(41,993)	108,504	(4,325)	269
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(1,958)	(1,303)	(97)	(163)
Class C	(525)	(458)	—	—
Class I	(112,225)	(67,285)	(715)	(1,396)
Class R6	(14,310)	(7,586)	—	—
Total dividends and distributions to shareholders	(129,018)	(76,632)	(812)	(1,559)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(6,834)	6,442	(843)	(762)
Class C	(2,710)	(7,900)	—	—
Class I	(156,322)	547,342	(9,059)	(21,509)
Class R6	13,182	110,503	—	—
Increase (decrease) in net assets from capital transactions	(152,684)	656,387	(9,902)	(22,271)
Net increase (decrease) in net assets	(323,695)	688,259	(15,039)	(23,561)
Net Assets
Beginning of period	2,414,747	1,726,488	58,069	81,630
End of Period	$ 2,091,052	$ 2,414,747	$ 43,030	$ 58,069
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix High Income Fund		Seix High Yield Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 9,152	$ 10,918	$ 17,508	$ 18,929
Net realized gain (loss)	(13,055)	3,988	(29,450)	8,198
Net change in unrealized appreciation (depreciation)	(17,286)	(4,607)	(32,714)	(11,316)
Increase (decrease) in net assets resulting from operations	(21,189)	10,299	(44,656)	15,811
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(779)	(897)	(620)	(659)
Class I	(7,762)	(9,380)	(14,880)	(17,309)
Class R6	(520)	(514)	(1,801)	(717)
Total dividends and distributions to shareholders	(9,061)	(10,791)	(17,301)	(18,685)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(1,758)	(2,466)	(4,878)	6,837
Class I	(34,634)	(24,112)	(167,635)	71,216
Class R6	(2,805)	2,142	25,085	8,158
Increase (decrease) in net assets from capital transactions	(39,197)	(24,436)	(147,428)	86,211
Net increase (decrease) in net assets	(69,447)	(24,928)	(209,385)	83,337
Net Assets
Beginning of period	207,885	232,813	468,933	385,596
End of Period	$ 138,438	$ 207,885	$ 259,548	$ 468,933
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Investment Grade Tax-Exempt Bond Fund		Seix Total Return Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 2,935	$ 2,020	$ 6,476	$ 5,357
Net realized gain (loss)	(6,245)	2,920	(31,538)	4,213
Net change in unrealized appreciation (depreciation)	(13,344)	(4,681)	(19,065)	(14,968)
Increase (decrease) in net assets resulting from operations	(16,654)	259	(44,127)	(5,398)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(101)	(171)	(275)	(139)
Class I	(3,038)	(6,002)	(6,643)	(3,723)
Class R6	—	—	(1,588)	(1,687)
Total dividends and distributions to shareholders	(3,139)	(6,173)	(8,506)	(5,549)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	104	(1,135)	(2,431)	(575)
Class I	(77,498)	(33,788)	(80,987)	(13,878)
Class R6	—	—	(41,381)	(27,249)
Increase (decrease) in net assets from capital transactions	(77,394)	(34,923)	(124,799)	(41,702)
Net increase (decrease) in net assets	(97,187)	(40,837)	(177,432)	(52,649)
Net Assets
Beginning of period	256,764	297,601	379,082	431,731
End of Period	$ 159,577	$ 256,764	$ 201,650	$ 379,082
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix U.S. Government Securities Ultra-Short Bond Fund		Seix Ultra-Short Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 7,769	$ 2,095	$ 700	$ 343
Net realized gain (loss)	(4,995)	675	(475)	42
Payment by affiliates(1)	—	—	10	—
Net change in unrealized appreciation (depreciation)	(11,781)	(3,132)	(749)	(308)
Increase (decrease) in net assets resulting from operations	(9,007)	(362)	(514)	77
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(169)	(4)	(76)	(24)
Class I	(5,968)	(1,732)	(624)	(335)
Class R6	(1,629)	(318)	—	—
Return of Capital:
Class A	—	(2)	—	—
Class I	—	(901)	—	—
Class R6	—	(166)	—	—
Total dividends and distributions to shareholders	(7,766)	(3,123)	(700)	(359)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(1,338)	(17,659)	105	883
Class I	(353,233)	(377,023)	(12,525)	(5,489)
Class R6	(79,694)	70,909	—	—
Increase (decrease) in net assets from capital transactions	(434,265)	(323,773)	(12,420)	(4,606)
Net increase (decrease) in net assets	(451,038)	(327,258)	(13,634)	(4,888)
Net Assets
Beginning of period	883,394	1,210,652	44,012	48,900
End of Period	$ 432,356	$ 883,394	$ 30,378	$ 44,012

(1)	See Note 4G in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix Core Bond Fund
Class A
1/1/22 to 12/31/22	$11.20	0.21	(1.75)	(1.54)	(0.22)	—	(0.04)	(0.26)	—	(1.80)	$ 9.40	(13.85) %	$ 6,240	0.66% (6)	0.95%	2.13%	175%
1/1/21 to 12/31/21	11.52	0.09	(0.26)	(0.17)	(0.09)	—	(0.06)	(0.15)	—	(0.32)	11.20	(1.43)	8,651	0.64	0.88	0.82	149
1/1/20 to 12/31/20	10.91	0.10	0.87	0.97	(0.11)	—	(0.25)	(0.36)	—	0.61	11.52	8.91	10,943	0.64	0.89	0.88	221
1/1/19 to 12/31/19	10.36	0.22	0.55	0.77	(0.22)	—	—	(0.22)	—	0.55	10.91	7.48	9,183	0.64	0.91	2.03	197
1/1/18 to 12/31/18	10.63	0.22	(0.25)	(0.03)	(0.23)	(0.01)	—	(0.24)	—	(0.27)	10.36	(0.28)	5,993	0.64	0.89	2.18	172
Class I
1/1/22 to 12/31/22	$11.20	0.22	(1.75)	(1.53)	(0.23)	—	(0.04)	(0.27)	—	(1.80)	$ 9.40	(13.72) %	$ 52,113	0.51% (6)	0.66%	2.21%	175%
1/1/21 to 12/31/21	11.53	0.11	(0.27)	(0.16)	(0.11)	—	(0.06)	(0.17)	—	(0.33)	11.20	(1.38)	96,081	0.50	0.60	0.94	149
1/1/20 to 12/31/20	10.91	0.10	0.89	0.99	(0.12)	—	(0.25)	(0.37)	—	0.62	11.53	9.15	187,741	0.50	0.59	0.90	221
1/1/19 to 12/31/19	10.36	0.24	0.54	0.78	(0.23)	—	—	(0.23)	—	0.55	10.91	7.63	93,576	0.50	0.64	2.21	197
1/1/18 to 12/31/18	10.63	0.24	(0.26)	(0.02)	(0.24)	(0.01)	—	(0.25)	—	(0.27)	10.36	(0.14)	136,247	0.50	0.62	2.31	172
Class R6
1/1/22 to 12/31/22	$11.20	0.24	(1.75)	(1.51)	(0.25)	—	(0.04)	(0.29)	—	(1.80)	$ 9.40	(13.60) %	$ 1,573	0.38% (6)	0.53%	2.40%	175%
1/1/21 to 12/31/21	11.53	0.13	(0.27)	(0.14)	(0.13)	—	(0.06)	(0.19)	—	(0.33)	11.20	(1.24)	2,526	0.36	0.48	1.12	149
1/1/20 to 12/31/20	10.91	0.14	0.87	1.01	(0.14)	—	(0.25)	(0.39)	—	0.62	11.53	9.31	1,539	0.36	0.49	1.21	221
1/1/19 to 12/31/19	10.36	0.23	0.57	0.80	(0.25)	—	—	(0.25)	—	0.55	10.91	7.78	2,025	0.36	0.50	2.12	197
1/1/18 to 12/31/18	10.63	0.25	(0.26)	(0.01)	(0.25)	(0.01)	—	(0.26)	—	(0.27)	10.36	(0.02)	114	0.36	0.48	2.40	172

Seix Corporate Bond Fund
Class A
1/1/22 to 12/31/22	$ 9.33	0.22	(1.93)	(1.71)	(0.20)	—	(0.16)	(0.36)	—	(2.07)	$ 7.26	(18.45) %	$ 5,008	0.97% (6)	1.15%	2.77%	99%
1/1/21 to 12/31/21	9.89	0.18	(0.37)	(0.19)	(0.16)	—	(0.21)	(0.37)	—	(0.56)	9.33	(1.90)	7,806	0.95	1.04	1.85	164
1/1/20 to 12/31/20	8.95	0.20	1.34	1.54	(0.24)	—	(0.36)	(0.60)	—	0.94	9.89	17.44	8,765	0.95	1.03	2.07	135
1/1/19 to 12/31/19	8.15	0.23	0.78	1.01	(0.21)	—	—	(0.21)	—	0.80	8.95	12.47	5,599	0.95	1.10	2.69	118
1/1/18 to 12/31/18	8.76	0.26	(0.60)	(0.34)	(0.25)	—	(0.02)	(0.27)	—	(0.61)	8.15	(3.90)	345	0.95	1.35	3.08	299
Class C
1/1/22 to 12/31/22	$ 9.29	0.16	(1.92)	(1.76)	(0.14)	—	(0.16)	(0.30)	—	(2.06)	$ 7.23	(19.00) %	$ 490	1.66% (6)	1.89%	2.05%	99%
1/1/21 to 12/31/21	9.84	0.11	(0.36)	(0.25)	(0.09)	—	(0.21)	(0.30)	—	(0.55)	9.29	(2.50)	819	1.65	1.76	1.14	164
1/1/20 to 12/31/20	8.91	0.13	1.33	1.46	(0.17)	—	(0.36)	(0.53)	—	0.93	9.84	16.57	1,365	1.65	1.78	1.34	135
1/1/19 to 12/31/19	8.11	0.16	0.78	0.94	(0.14)	—	—	(0.14)	—	0.80	8.91	11.60	671	1.65	1.84	1.87	118
1/1/18 to 12/31/18	8.72	0.20	(0.60)	(0.40)	(0.19)	—	(0.02)	(0.21)	—	(0.61)	8.11	(4.61)	5,459	1.65	2.12	2.37	299
Class I
1/1/22 to 12/31/22	$ 9.28	0.24	(1.92)	(1.68)	(0.22)	—	(0.16)	(0.38)	—	(2.06)	$ 7.22	(18.25) %	$ 39,738	0.72% (6)	0.98%	3.02%	99%
1/1/21 to 12/31/21	9.84	0.20	(0.37)	(0.17)	(0.18)	—	(0.21)	(0.39)	—	(0.56)	9.28	(1.67)	54,087	0.70	0.77	2.07	164
1/1/20 to 12/31/20	8.90	0.22	1.35	1.57	(0.27)	—	(0.36)	(0.63)	—	0.94	9.84	17.82	103,866	0.70	0.80	2.26	135
1/1/19 to 12/31/19	8.11	0.25	0.77	1.02	(0.23)	—	—	(0.23)	—	0.79	8.90	12.66	32,896	0.70	0.86	2.90	118
1/1/18 to 12/31/18	8.73	0.27	(0.60)	(0.33)	(0.27)	—	(0.02)	(0.29)	—	(0.62)	8.11	(3.81)	35,244	0.70	1.03	3.33	299
Class R6
1/1/22 to 12/31/22	$ 9.28	0.26	(1.92)	(1.66)	(0.24)	—	(0.16)	(0.40)	—	(2.06)	$ 7.22	(18.02) %	$ 74	0.45% (6)	0.78%	3.31%	99%
1/1/21 to 12/31/21	9.83	0.23	(0.36)	(0.13)	(0.21)	—	(0.21)	(0.42)	—	(0.55)	9.28	(1.31)	95	0.43	0.70	2.37	164
10/20/20 (7) to 12/31/20	9.75	0.05	0.41	0.46	(0.10)	—	(0.28)	(0.38)	—	0.08	9.83	4.75	101	0.43	0.71	2.51	135 (8)
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix Floating Rate High Income Fund
Class A
1/1/22 to 12/31/22	$ 8.23	0.38	(0.48)	(0.10)	(0.39)	—	—	(0.39)	—	(0.49)	$ 7.74	(1.20) %	$ 32,916	0.97% (6)(9)(10)	0.97%	4.84%	57%
1/1/21 to 12/31/21	8.09	0.28	0.13	0.41	(0.27)	—	—	(0.27)	—	0.14	8.23	5.14	42,301	0.95 (9)(10)(11)	0.95	3.35	72
1/1/20 to 12/31/20	8.40	0.30	(0.31)	(0.01)	(0.30)	—	—	(0.30)	—	(0.31)	8.09	0.06	35,224	0.96 (10)	0.96	3.76	68
1/1/19 to 12/31/19	8.30	0.41	0.11	0.52	(0.42)	—	—	(0.42)	—	0.10	8.40	6.30	47,938	0.95 (10)(11)	0.93	4.79	17
1/1/18 to 12/31/18	8.70	0.40	(0.40)	—	(0.40)	—	—	(0.40)	—	(0.40)	8.30	(0.11)	68,213	0.94	0.95	4.58	75
Class C
1/1/22 to 12/31/22	$ 8.24	0.33	(0.48)	(0.15)	(0.34)	—	—	(0.34)	—	(0.49)	$ 7.75	(1.77) %	$ 10,793	1.55% (6)(10)	1.73%	4.22%	57%
1/1/21 to 12/31/21	8.09	0.23	0.14	0.37	(0.22)	—	—	(0.22)	—	0.15	8.24	4.65	14,303	1.54 (10)	1.73	2.74	72
1/1/20 to 12/31/20	8.40	0.25	(0.31)	(0.06)	(0.25)	—	—	(0.25)	—	(0.31)	8.09	(0.52)	21,841	1.54 (10)	1.68	3.19	68
1/1/19 to 12/31/19	8.30	0.36	0.11	0.47	(0.37)	—	—	(0.37)	—	0.10	8.40	5.68	37,586	1.53 (10)	1.65	4.21	17
1/1/18 to 12/31/18	8.70	0.35	(0.40)	(0.05)	(0.35)	—	—	(0.35)	—	(0.40)	8.30	(0.68)	45,588	1.52	1.62	4.01	75
Class I
1/1/22 to 12/31/22	$ 8.23	0.40	(0.48)	(0.08)	(0.41)	—	—	(0.41)	—	(0.49)	$ 7.74	(0.89) %	$1,795,243	0.65% (6)(10)	0.75%	5.09%	57%
1/1/21 to 12/31/21	8.09	0.30	0.14	0.44	(0.30)	—	—	(0.30)	—	0.14	8.23	5.47	2,102,532	0.64 (10)	0.73	3.65	72
1/1/20 to 12/31/20	8.40	0.32	(0.30)	0.02	(0.33)	—	—	(0.33)	—	(0.31)	8.09	0.38	1,526,917	0.64 (10)	0.75	4.10	68
1/1/19 to 12/31/19	8.30	0.43	0.11	0.54	(0.44)	—	—	(0.44)	—	0.10	8.40	6.63	2,701,126	0.63 (10)	0.72	5.13	17
1/1/18 to 12/31/18	8.70	0.43	(0.40)	0.03	(0.43)	—	—	(0.43)	—	(0.40)	8.30	0.22	4,380,792	0.62	0.70	4.92	75
Class R6
1/1/22 to 12/31/22	$ 8.24	0.42	(0.49)	(0.07)	(0.42)	—	—	(0.42)	—	(0.49)	$ 7.75	(0.78) %	$ 252,100	0.55% (6)(10)	0.63%	5.26%	57%
1/1/21 to 12/31/21	8.10	0.31	0.14	0.45	(0.31)	—	—	(0.31)	—	0.14	8.24	5.57	255,611	0.54 (10)	0.62	3.76	72
1/1/20 to 12/31/20	8.40	0.34	(0.31)	0.03	(0.33)	—	—	(0.33)	—	(0.30)	8.10	0.61	142,506	0.54 (10)	0.63	4.30	68
1/1/19 to 12/31/19	8.30	0.44	0.11	0.55	(0.45)	—	—	(0.45)	—	0.10	8.40	6.74	552,427	0.53 (10)	0.61	5.21	17
1/1/18 to 12/31/18	8.71	0.43	(0.40)	0.03	(0.44)	—	—	(0.44)	—	(0.41)	8.30	0.20	805,046	0.52	0.58	5.00	75

Seix High Grade Municipal Bond Fund
Class A
1/1/22 to 12/31/22	$12.18	0.18	(1.24)	(1.06)	(0.18)	—	(0.04)	(0.22)	—	(1.28)	$10.90	(8.69) %	$ 5,217	0.74% (6)	1.03%	1.60%	99%
1/1/21 to 12/31/21	12.42	0.11	(0.07)	0.04	(0.11)	—	(0.17)	(0.28)	—	(0.24)	12.18	0.35	6,711	0.73	0.94	0.91	48
1/1/20 to 12/31/20	12.05	0.13	0.69	0.82	(0.13)	—	(0.32)	(0.45)	—	0.37	12.42	6.85	7,626	0.75 (12)	0.95	1.04	203
1/1/19 to 12/31/19	11.62	0.21	0.67	0.88	(0.21)	—	(0.24)	(0.45)	—	0.43	12.05	7.67	6,893	0.75	0.98	1.78	233
1/1/18 to 12/31/18	11.94	0.31	(0.26)	0.05	(0.31)	—	(0.06)	(0.37)	—	(0.32)	11.62	0.44	6,767	0.80 (12)	0.95	2.63	130
Class I
1/1/22 to 12/31/22	$12.18	0.19	(1.23)	(1.04)	(0.20)	—	(0.04)	(0.24)	—	(1.28)	$10.90	(8.56) %	$ 37,813	0.59% (6)	0.94%	1.73%	99%
1/1/21 to 12/31/21	12.42	0.13	(0.07)	0.06	(0.13)	—	(0.17)	(0.30)	—	(0.24)	12.18	0.50	51,358	0.58	0.85	1.06	48
1/1/20 to 12/31/20	12.05	0.15	0.69	0.84	(0.15)	—	(0.32)	(0.47)	—	0.37	12.42	7.01	74,004	0.60 (12)	0.86	1.18	203
1/1/19 to 12/31/19	11.62	0.23	0.67	0.90	(0.23)	—	(0.24)	(0.47)	—	0.43	12.05	7.83	53,306	0.60	0.89	1.91	233
1/1/18 to 12/31/18	11.93	0.32	(0.25)	0.07	(0.32)	—	(0.06)	(0.38)	—	(0.31)	11.62	0.67	41,769	0.65 (12)	0.85	2.77	130
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2) (3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4) (5)	Ratio of Gross Expenses to Average Net Assets(4) (5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix High Income Fund
Class A
1/1/22 to 12/31/22	$ 6.45	0.31	(1.03)	(0.72)	(0.31)	—	—	(0.31)	—	(1.03)	$ 5.42	(11.31) %	$ 13,158	0.95% (6)	1.18%	5.38%	70%
1/1/21 to 12/31/21	6.46	0.30	(0.01)	0.29	(0.30)	—	—	(0.30)	—	(0.01)	6.45	4.52	17,612	0.93	1.14	4.65	103
1/1/20 to 12/31/20	6.33	0.31	0.13	0.44	(0.31)	—	—	(0.31)	—	0.13	6.46	7.48	20,133	0.93 (12)	1.16	5.14	201
1/1/19 to 12/31/19	5.96	0.32	0.37	0.69	(0.32)	—	—	(0.32)	—	0.37	6.33	11.67	25,338	0.98 (12)	1.13	5.03	113
1/1/18 to 12/31/18	6.53	0.36	(0.57)	(0.21)	(0.36)	—	—	(0.36)	—	(0.57)	5.96	(3.42)	14,327	1.03	1.11	5.56	77
Class I
1/1/22 to 12/31/22	$ 6.44	0.32	(1.03)	(0.71)	(0.32)	—	—	(0.32)	—	(1.03)	$ 5.41	(11.12) %	$ 118,562	0.70% (6)	0.93%	5.62%	70%
1/1/21 to 12/31/21	6.45	0.32	(0.02)	0.30	(0.31)	—	—	(0.31)	—	(0.01)	6.44	4.78	179,018	0.68	0.89	4.90	103
1/1/20 to 12/31/20	6.33	0.32	0.13	0.45	(0.33)	—	—	(0.33)	—	0.12	6.45	7.58	203,543	0.68 (12)	0.92	5.38	201
1/1/19 to 12/31/19	5.95	0.33	0.38	0.71	(0.33)	—	—	(0.33)	—	0.38	6.33	12.12	234,101	0.74 (12)	0.90	5.29	113
1/1/18 to 12/31/18	6.52	0.37	(0.57)	(0.20)	(0.37)	—	—	(0.37)	—	(0.57)	5.95	(3.20)	264,435	0.80	0.88	5.87	77
Class R6
1/1/22 to 12/31/22	$ 6.44	0.33	(1.04)	(0.71)	(0.32)	—	—	(0.32)	—	(1.03)	$ 5.41	(11.04) %	$ 6,718	0.60% (6)	0.78%	5.69%	70%
1/1/21 to 12/31/21	6.45	0.32	(0.01)	0.31	(0.32)	—	—	(0.32)	—	(0.01)	6.44	4.87	11,255	0.59	0.75	4.98	103
1/1/20 to 12/31/20	6.32	0.33	0.13	0.46	(0.33)	—	—	(0.33)	—	0.13	6.45	7.85	9,137	0.59 (12)	0.77	5.39	201
1/1/19 to 12/31/19	5.95	0.33	0.38	0.71	(0.34)	—	—	(0.34)	—	0.37	6.32	12.08	36,912	0.61 (12)	0.76	5.30	113
1/1/18 to 12/31/18	6.52	0.38	(0.57)	(0.19)	(0.38)	—	—	(0.38)	—	(0.57)	5.95	(3.05)	4,927	0.64	0.75	6.03	77

Seix High Yield Fund
Class A
1/1/22 to 12/31/22	$ 8.56	0.38	(1.29)	(0.91)	(0.38)	—	—	(0.38)	—	(1.29)	$ 7.27	(10.70) %	$ 11,178	0.84% (6)	1.04%	4.99%	66%
1/1/21 to 12/31/21	8.59	0.34	(0.03)	0.31	(0.34)	—	—	(0.34)	—	(0.03)	8.56	3.69	18,370	0.82	1.01	4.01	93
1/1/20 to 12/31/20	8.19	0.37	0.40	0.77	(0.37)	—	—	(0.37)	—	0.40	8.59	9.86	11,608	0.82	1.05	4.54	182
1/1/19 to 12/31/19	7.62	0.38	0.57	0.95	(0.38)	—	—	(0.38)	—	0.57	8.19	12.64	4,623	0.82	1.04	4.70	98
1/1/18 to 12/31/18	8.21	0.43	(0.59)	(0.16)	(0.43)	—	—	(0.43)	—	(0.59)	7.62	(2.07)	2,910	0.82	1.02	5.32	59
Class I
1/1/22 to 12/31/22	$ 8.78	0.40	(1.32)	(0.92)	(0.40)	—	—	(0.40)	—	(1.32)	$ 7.46	(10.51) %	$ 208,171	0.65% (6)	0.77%	5.12%	66%
1/1/21 to 12/31/21	8.81	0.37	(0.03)	0.34	(0.37)	—	—	(0.37)	—	(0.03)	8.78	3.88	430,620	0.64	0.73	4.21	93
1/1/20 to 12/31/20	8.41	0.40	0.40	0.80	(0.40)	—	—	(0.40)	—	0.40	8.81	9.93	362,138	0.64	0.76	4.81	182
1/1/19 to 12/31/19	7.82	0.41	0.58	0.99	(0.40)	—	—	(0.40)	—	0.59	8.41	12.91	292,284	0.64	0.77	4.93	98
1/1/18 to 12/31/18	8.41	0.45	(0.58)	(0.13)	(0.46)	—	—	(0.46)	—	(0.59)	7.82	(1.70)	286,931	0.64	0.76	5.53	59
Class R6
1/1/22 to 12/31/22	$ 8.78	0.42	(1.33)	(0.91)	(0.41)	—	—	(0.41)	—	(1.32)	$ 7.46	(10.41) %	$ 40,199	0.55% (6)	0.67%	5.45%	66%
1/1/21 to 12/31/21	8.81	0.38	(0.03)	0.35	(0.38)	—	—	(0.38)	—	(0.03)	8.78	4.00	19,943	0.53	0.64	4.32	93
1/1/20 to 12/31/20	8.41	0.41	0.40	0.81	(0.41)	—	—	(0.41)	—	0.40	8.81	10.05	11,850	0.53	0.67	4.92	182
1/1/19 to 12/31/19	7.82	0.40	0.60	1.00	(0.41)	—	—	(0.41)	—	0.59	8.41	13.03	5,645	0.53	0.67	4.89	98
1/1/18 to 12/31/18	8.42	0.44	(0.58)	(0.14)	(0.46)	—	—	(0.46)	—	(0.60)	7.82	(1.74)	1,009	0.53	0.64	5.31	59
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2) (3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4) (5)	Ratio of Gross Expenses to Average Net Assets(4) (5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix Investment Grade Tax-Exempt Bond Fund
Class A
1/1/22 to 12/31/22	$11.73	0.15	(0.93)	(0.78)	(0.15)	—	(0.01)	(0.16)	—	(0.94)	$10.79	(6.62) %	$ 7,086	0.69% (6)	1.04%	1.37%	71%
1/1/21 to 12/31/21	11.99	0.07	(0.08)	(0.01)	(0.07)	—	(0.18)	(0.25)	—	(0.26)	11.73	(0.04)	7,592	0.71 (12)	1.01	0.58	95
1/1/20 to 12/31/20	11.72	0.10	0.57	0.67	(0.10)	—	(0.30)	(0.40)	—	0.27	11.99	5.73	8,902	0.73 (12)	1.01	0.84	173
1/1/19 to 12/31/19	11.45	0.19	0.55	0.74	(0.19)	—	(0.28)	(0.47)	—	0.27	11.72	6.54	9,329	0.75 (12)	1.00	1.65	203
1/1/18 to 12/31/18	11.75	0.28	(0.23)	0.05	(0.28)	—	(0.07)	(0.35)	—	(0.30)	11.45	0.45	9,999	0.80 (12)	1.00	2.47	105
Class I
1/1/22 to 12/31/22	$11.72	0.16	(0.93)	(0.77)	(0.16)	—	(0.01)	(0.17)	—	(0.94)	$10.78	(6.49) %	$ 152,491	0.53% (6)	0.84%	1.48%	71%
1/1/21 to 12/31/21	11.98	0.09	(0.08)	0.01	(0.09)	—	(0.18)	(0.27)	—	(0.26)	11.72	0.11	249,172	0.56 (12)	0.80	0.73	95
1/1/20 to 12/31/20	11.70	0.12	0.58	0.70	(0.12)	—	(0.30)	(0.42)	—	0.28	11.98	5.98	288,699	0.58 (12)	0.82	0.98	173
1/1/19 to 12/31/19	11.43	0.21	0.55	0.76	(0.21)	—	(0.28)	(0.49)	—	0.27	11.70	6.71	295,280	0.60 (12)	0.81	1.80	203
1/1/18 to 12/31/18	11.73	0.30	(0.23)	0.07	(0.30)	—	(0.07)	(0.37)	—	(0.30)	11.43	0.60	307,001	0.65 (12)	0.80	2.61	105

Seix Total Return Bond Fund
Class A
1/1/22 to 12/31/22	$11.63	0.22	(1.80)	(1.58)	(0.19)	—	(0.11)	(0.30)	—	(1.88)	$ 9.75	(13.70) %	$ 7,707	0.72% (6)	0.89%	2.08%	169%
1/1/21 to 12/31/21	11.93	0.12	(0.30)	(0.18)	(0.09)	—	(0.03)	(0.12)	—	(0.30)	11.63	(1.47)	11,991	0.70	0.86	1.01	131
1/1/20 to 12/31/20	11.03	0.15	1.05	1.20	(0.21)	—	(0.09)	(0.30)	—	0.90	11.93	10.91	12,879	0.70	0.87	1.27	186
1/1/19 to 12/31/19	10.52	0.22	0.48	0.70	(0.13)	(0.06)	—	(0.19)	—	0.51	11.03	6.69	24,861	0.70	0.94	2.04	190
1/1/18 to 12/31/18	10.77	0.23	(0.28)	(0.05)	(0.20)	—	—	(0.20)	—	(0.25)	10.52	(0.48)	10,717	0.70	0.85	2.18	169
Class I
1/1/22 to 12/31/22	$11.25	0.23	(1.74)	(1.51)	(0.21)	—	(0.11)	(0.32)	—	(1.83)	$ 9.42	(13.57) %	$ 152,706	0.48% (6)	0.59%	2.30%	169%
1/1/21 to 12/31/21	11.54	0.14	(0.28)	(0.14)	(0.12)	—	(0.03)	(0.15)	—	(0.29)	11.25	(1.23)	274,304	0.46	0.56	1.25	131
1/1/20 to 12/31/20	10.68	0.16	1.03	1.19	(0.24)	—	(0.09)	(0.33)	—	0.86	11.54	11.12	295,811	0.46	0.57	1.38	186
1/1/19 to 12/31/19	10.17	0.24	0.48	0.72	(0.15)	(0.06)	—	(0.21)	—	0.51	10.68	7.12	220,036	0.46	0.59	2.32	190
1/1/18 to 12/31/18	10.42	0.24	(0.28)	(0.04)	(0.21)	—	—	(0.21)	—	(0.25)	10.17	(0.32)	335,999	0.46	0.55	2.39	169
Class R6
1/1/22 to 12/31/22	$11.24	0.24	(1.73)	(1.49)	(0.22)	—	(0.11)	(0.33)	—	(1.82)	$ 9.42	(13.36) %	$ 41,237	0.32% (6)	0.46%	2.35%	169%
1/1/21 to 12/31/21	11.53	0.16	(0.28)	(0.12)	(0.14)	—	(0.03)	(0.17)	—	(0.29)	11.24	(1.08)	92,787	0.31	0.45	1.40	131
1/1/20 to 12/31/20	10.67	0.17	1.03	1.20	(0.25)	—	(0.09)	(0.34)	—	0.86	11.53	11.30	123,041	0.31	0.46	1.53	186
1/1/19 to 12/31/19	10.17	0.26	0.46	0.72	(0.16)	(0.06)	—	(0.22)	—	0.50	10.67	7.18	61,313	0.31	0.45	2.51	190
1/1/18 to 12/31/18	10.42	0.26	(0.28)	(0.02)	(0.23)	—	—	(0.23)	—	(0.25)	10.17	(0.17)	70,626	0.31	0.44	2.55	169
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2) (3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4) (5)	Ratio of Gross Expenses to Average Net Assets(4) (5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix U.S. Government Securities Ultra-Short Bond Fund
Class A
1/1/22 to 12/31/22	$10.01	0.12	(0.26)	(0.14)	(0.12)	—	—	(0.12)	—	(0.26)	$ 9.75	(1.39) %	$ 13,607	0.68% (6) (9) (11)	0.66%	1.17%	37%
1/1/21 to 12/31/21	10.04	(0.01)	(0.02)	(0.03)	— (13)	— (13)	—	— (13)	—	(0.03)	10.01	(0.29)	15,323	0.66	0.67	(0.07)	52
1/1/20 to 12/31/20	10.00	0.04	0.06	0.10	(0.06)	—	—	(0.06)	—	0.04	10.04	0.99	33,092	0.66	0.66	0.41	54
1/1/19 to 12/31/19	9.99	0.19	0.02	0.21	(0.20)	—	—	(0.20)	—	0.01	10.00	2.11	13,741	0.65 (9)	0.65	1.91	63
7/24/18 to 12/31/18(14)	10.00	0.09	(0.01)	0.08	(0.08)	(0.01)	—	(0.09)	—	(0.01)	9.99	0.79	5,497	0.63 (9)	0.63	2.10	28 (8)
Class I
1/1/22 to 12/31/22	$10.00	0.12	(0.23)	(0.11)	(0.14)	—	—	(0.14)	—	(0.25)	$ 9.75	(1.05) %	$ 343,827	0.43% (6)	0.57%	1.22%	37%
1/1/21 to 12/31/21	10.04	0.02	(0.03)	(0.01)	(0.02)	(0.01)	—	(0.03)	—	(0.04)	10.00	(0.13)	710,303	0.41	0.49	0.18	52
1/1/20 to 12/31/20	10.00	0.08	0.04	0.12	(0.08)	—	—	(0.08)	—	0.04	10.04	1.25	1,090,217	0.41	0.49	0.76	54
1/1/19 to 12/31/19	9.99	0.23	—	0.23	(0.22)	—	—	(0.22)	—	0.01	10.00	2.36	864,548	0.41	0.50	2.27	63
1/1/18 to 12/31/18	10.01	0.19	(0.01)	0.18	(0.19)	(0.01)	—	(0.20)	—	(0.02)	9.99	1.83	1,232,473	0.41	0.50	1.89	28
Class R6
1/1/22 to 12/31/22	$10.02	0.14	(0.23)	(0.09)	(0.16)	—	—	(0.16)	—	(0.25)	$ 9.77	(0.90) %	$ 74,922	0.28% (6)	0.40%	1.41%	37%
1/1/21 to 12/31/21	10.05	0.03	(0.02)	0.01	(0.03)	(0.01)	—	(0.04)	—	(0.03)	10.02	0.12	157,768	0.26	0.35	0.32	52
1/1/20 to 12/31/20	10.01	0.07	0.07	0.14	(0.10)	—	—	(0.10)	—	0.04	10.05	1.40	87,343	0.26	0.38	0.66	54
1/1/19 to 12/31/19	10.00	0.24	0.01	0.25	(0.24)	—	—	(0.24)	—	0.01	10.01	2.51	25,521	0.26	0.37	2.39	63
1/1/18 to 12/31/18	10.03	0.20	(0.01)	0.19	(0.21)	(0.01)	—	(0.22)	—	(0.03)	10.00	1.88	32,940	0.26	0.37	2.01	28

Seix Ultra-Short Bond Fund
Class A
1/1/22 to 12/31/22	$ 9.92	0.15	(0.24)	(0.09)	(0.16)	—	—	(0.16)	— (15)(16)	(0.25)	$ 9.67	(0.94) %	$ 5,029	0.67% (6)	0.87%	1.57%	60%
1/1/21 to 12/31/21	9.97	0.05	(0.05)	—	(0.05)	—	—	(0.05)	—	(0.05)	9.92	0.02	5,049	0.65	0.86	0.49	89
1/1/20 to 12/31/20	9.96	0.10	0.01	0.11	(0.10)	—	—	(0.10)	—	0.01	9.97	1.13	4,189	0.65	0.84	1.03	101
1/1/19 to 12/31/19	9.92	0.21	0.04	0.25	(0.21)	—	—	(0.21)	—	0.04	9.96	2.58	3,111	0.65	0.83	2.07	97
7/24/18 to 12/31/18(14)	9.97	0.11	(0.06)	0.05	(0.10)	—	—	(0.10)	—	(0.05)	9.92	0.48	1,698	0.65	0.84	2.46	112 (8)
Class I
1/1/22 to 12/31/22	$ 9.91	0.17	(0.23)	(0.06)	(0.18)	—	—	(0.18)	— (15)(16)	(0.24)	$ 9.67	(0.59) %	$ 25,349	0.42% (6)	0.66%	1.71%	60%
1/1/21 to 12/31/21	9.96	0.07	(0.04)	0.03	(0.08)	—	—	(0.08)	—	(0.05)	9.91	0.27	38,963	0.40	0.63	0.73	89
1/1/20 to 12/31/20	9.95	0.13	0.01	0.14	(0.13)	—	—	(0.13)	—	0.01	9.96	1.39	44,711	0.40	0.62	1.29	101
1/1/19 to 12/31/19	9.91	0.24	0.04	0.28	(0.24)	—	—	(0.24)	—	0.04	9.95	2.84	48,183	0.40	0.61	2.42	97
1/1/18 to 12/31/18	9.97	0.22	(0.06)	0.16	(0.22)	—	—	(0.22)	—	(0.06)	9.91	1.61	60,041	0.40	0.62	2.21	112

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	Net expense ratio includes extraordinary proxy expenses.
(7)	Inception date.
(8)	Portfolio turnover is representative of the Fund for the entire period.
(9)	The share class is currently under its expense limitation.
(10)	Ratio of total expenses excluding interest expense on borrowings for the year ended December 31, 2022 were 0.96% (Class A), 1.54% (Class C), 0.64% (Class I) and 0.54% (Class R6), for the year ended December 31, 2021 were 0.93% (Class A), 1.52% (Class C), 0.62% (Class I) and 0.52% (Class R6) and the years ended December 31, 2020 and 2019 were 0.94% (Class A), 1.52% (Class C), 0.62% (Class I) and 0.52% (Class R6).
(11)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(12)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(13)	Amount is less than $0.005 per share.
(14)	Class A commenced operations on July 24, 2018.
(15)	See Note 4G in Notes to Financial Statements.
(16)	Amount is less than $0.005 per share.
See Notes to Financial Statements

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2022
Note 1. Organization
Virtus Asset Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 16 funds of the Trust are offered for sale, of which 10 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
The Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Ultra-Short Bond Fund offer Class I shares and Class A shares. The Seix Core Bond Fund, Seix High Income Fund, Seix High Yield Fund, Seix Total Return Fund, and Seix U.S. Government Securities Ultra-Short Bond Fund offer Class A shares, Class I shares and Class R6 shares. The Seix Corporate Bond Fund and Seix Floating Rate High Income Fund offer Class A shares, Class C shares, Class I shares and Class R6 shares.
Class A shares of the Seix Core Bond Fund, Seix Corporate Bond Fund, Seix High Income Fund, Seix High Yield Fund and Seix Total Return Bond Fund are sold with a front-end sales charge of up to 3.75%. Class A shares of the Seix Floating Rate High Income Fund, Seix High Grade Municipal Bond Fund, and Seix Investment Grade Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 2.75%. Class A shares of the Seix Short-Term Municipal Bond Fund are sold with a front-end sales charge of up to 2.25%. Class A shares of the Seix U.S. Government Securities Ultra-Short Bond Fund and Seix Ultra-Short Bond Fund are not sold with a front-end sales charge. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 12 months for the Seix Short-Term Municipal Bond Fund and 18 months for all other Funds (except the Seix U.S. Government Securities Ultra-Short Bond Fund and Seix Ultra-Short Bond Fund, which are not subject to a CDSC). The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. Effective January 1, 2019 to February 28, 2021, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, were automatically converted to Class A shares of the same Fund ten years after the purchase date. If an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, Exchange Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
(depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Payment-In-Kind Securities
Certain Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
H.	Securities Traded on a To-Be-Announced Basis
Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
I.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
J.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
K.	Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Series to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
L.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.
Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At December 31, 2022, the securities loaned were subject to a MSLA on a net payment basis as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Seix High Income Fund	$ 1,748	$ 1,748	$ —
Seix High Yield Fund	2,060	2,060	—
Seix Total Return Bond Fund	368	368	—

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
(1)	Collateral received in excess of the value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
The following table reflects a breakdown of investments made from cash collateral received from lending activities and the remaining contractual maturity of those transactions as of December 31, 2022 for the Funds:
Fund	Investment of Cash Collateral	Overnight and Continuous
Seix High Income Fund	Money Market Mutual Fund	$1,835
Seix High Yield Fund	Money Market Mutual Fund	2,164
Seix Total Return Bond Fund	Money Market Mutual Fund	377
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Futures Contracts
A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) from future contracts.
During the year ended December 31, 2022, the Seix U.S. Government Securities Ultra-Short Bond Fund and Seix Ultra-Short Bond Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments. Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for futures contracts”.
B.	Swaps
Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “OTC swaps at value” for OTC swaps and as “Variation margin receivable on cleared swaps”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “OTC swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap for OTC swaps. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for cleared swaps”.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the year ended December 31, 2022, the Seix Corporate Bond Fund and Seix Total Return Bond Fund utilized credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at December 31, 2022:

Statement Line Description	Primary Risk	Seix Corporate Bond Fund	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Asset Derivatives
Variation margin receivable on cleared swaps(1)	Credit contracts	$28	$124	$ —	$ —
Variation margin receivable on futures contracts(1)	Interest rate contracts	—	—	6	— (1)
Total		$28	$124	$ 6	$— (1)

Liability Derivatives
Variation margin receivable on futures contracts(1)	Interest rate contracts	$ —	$ —	$(11)	$ (1)
Total		$ —	$ —	$(11)	$ (1)

(1) Represents cumulative appreciation (depreciation) on futures contracts and swap contracts as reported in the Schedules of Investments. Only current day’s variation margin is shown in the Statements of Assets and Liabilities for exchange traded futures contracts and exchange traded swap contracts.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the Statements of Operations for the year at December 31, 2022:
Statement Line Description	Primary Risk	Seix Corporate Bond Fund	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Net Realized Gain (Loss) from
Swaps	Credit contracts	$118	$1,102	$ —	$ —
Futures	Interest rate contracts	—	—	3,845	221
Total		$118	$1,102	$3,845	$221

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	Credit contracts	$ 38	$ 189	$ —	$ —
Futures	Interest rate contracts	—	—	220	(4)
Total		$ 38	$ 189	$ 220	$ (4)

The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Fund for the year ended December 31, 2022.
	Seix Corporate Bond Fund	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Futures Contracts - Short Positions(1)	$ —	$ —	$375	$27
Credit Default Swap Contracts - Buy Protection(2)	3,729	20,185	—	—
(1) Average unrealized for the period.
(2) Average notional amount.
C.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
D.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of December 31, 2022:

At December 31, 2022, the Funds’ derivative assets and liabilities (by type) are as follows:
	Seix Corporate Bond Fund		Seix Total Return Bond Fund		Seix U.S. Government Securities Ultra-Short Bond Fund		Seix Ultra-Short Bond Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$ —	$—	$ —	$—	$ 20	$—	$ 2	$—
Centrally cleared swaps	20	—	89	—	—	—	—	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 20	$—	$ 89	$—	$ 20	$—	$ 2	$—
Derivatives not subject to a MNA or similar agreement	(20)	—	(89)	—	(20)	—	(2)	—
Total assets and liabilities subject to a MNA	$ —	$—	$ —	$—	$ —	$—	$—	$—

Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Fund Advisers, LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

First $500 Million
Seix Core Bond Fund	0.25%
Seix Corporate Bond Fund	0.40

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
First $500 Million
Seix Floating Rate High Income Fund	0.45%
Seix High Grade Municipal Bond Fund	0.50
Seix High Income Fund	0.55
Seix High Yield Fund	0.45
Seix Investment Grade Tax-Exempt Bond Fund	0.50
Seix Total Return Bond Fund	0.25
Seix U.S. Government Securities Ultra-Short Bond Fund	0.20
Seix Ultra-Short Bond Fund	0.22
The above fees are also subject to breakpoint discounts at the following asset levels for each Fund:
        First $500 million = none — no discount from full fee
        Next $500 million = 5% discount from full fee
        Next $4 billion = 10% discount from full fee
        Over $5 billion = 15% discount from full fee
B.	Subadviser
Seix Investment Advisors (the “Subadviser”), a division of Virtus Fixed Income Advisers LLC, an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Funds. The Subadviser manages the investments of each Fund, for which it is paid a fee by the Adviser.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2023. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Seix Core Bond Fund	0.64%	N/A %	0.50%	0.36%
Seix Corporate Bond Fund	0.95	1.65	0.70	0.43
Seix Floating Rate High Income Fund	0.94 (1)	1.52	0.62	0.52
Seix High Grade Municipal Bond Fund	0.73	N/A	0.58	N/A
Seix High Income Fund	0.93	N/A	0.68	0.59
Seix High Yield Fund	0.82	N/A	0.64	0.53
Seix Investment Grade Tax-Exempt Bond Fund	0.67	N/A	0.52	N/A
Seix Total Return Bond Fund	0.70	N/A	0.46	0.31
Seix U.S. Government Securities Ultra-Short Bond Fund	0.66 (1)	N/A	0.41	0.26
Seix Ultra-Short Bond Fund	0.65	N/A	0.40	N/A
(1)	The share class is currently below its expense cap.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the year ending December 31:

	Expiration
Fund	2023	2024	2025	Total
Seix Core Bond Fund
Class A	$ 26	$ 23	$ 21	$ 70
Class I	126	120	99	345
Class R6	3	2	3	8

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Expiration
Fund	2023	2024	2025	Total
Seix Corporate Bond Fund
Class A	$ 5	$ 8	$ 11	$ 24
Class C	1	1	2	4
Class I	68	76	138	282
Class R6	— (1)	— (1)	1	1
Seix Floating Rate High Income Fund
Class C	39	32	22	93
Class I	2,005	1,679	2,228	5,912
Class R6	264	153	217	634
Seix High Grade Municipal Bond Fund
Class A	14	15	15	44
Class I	165	168	121	454
Seix High Income Fund
Class A	48	41	34	123
Class I	446	411	330	1,187
Class R6	26	17	16	59
Seix High Yield Fund
Class A	14	31	26	71
Class I	351	369	329	1,049
Class R6	11	18	41	70
Seix Investment Grade Tax-Exempt Bond Fund
Class A	25	25	24	74
Class I	696	664	588	1,948
Seix Total Return Bond Fund
Class A	31	21	18	70
Class I	314	295	256	865
Class R6	105	163	74	342
Seix U.S. Government Securities Ultra-Short Bond Fund
Class A	—	—	— (1)	— (1)
Class I	723	771	722	2,216
Class R6	53	105	139	297
Seix Ultra-Short Bond Fund
Class A	6	10	10	26
Class I	94	100	88	282
(1)	Amount is less than $500.
During the year ended December 31, 2022, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class I	Total
Seix Floating Rate High Income Fund	$ 1	$ —	$ 1
Seix High Yield Fund	— (1)	—	— (1)
Seix U.S. Government Securities Ultra-Short Bond Fund	2	25	27
(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended December 31, 2022, it retained net commissions of $3 for Class A shares and CDSC of $6 for Class C shares.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares (0.15% for Seix High Grade Municipal Bond Fund), and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the year ended December 31, 2022, the Funds incurred administration fees totaling $4,055 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the year ended December 31, 2022, the Funds incurred transfer agent fees totaling $1,812 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Payment by Affiliate
The Seix Ultra-Short Bond Fund will be reimbursed $10 by the Subadviser for costs incurred due to a trade error during the year ended December 31, 2022.
H.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended December 31, 2022, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
I.	Trustee Deferred Compensation Plan
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2022.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities and short-term securities) during the year ended December 31, 2022, were as follows:
	Purchases	Sales
Seix Core Bond Fund	$ 7,905	$ 24,552
Seix Corporate Bond Fund	35,833	40,319
Seix Floating Rate High Income Fund	1,403,310	1,590,929
Seix High Grade Municipal Bond Fund	37,489	50,271
Seix High Income Fund	109,351	142,324
Seix High Yield Fund	216,335	342,057
Seix Investment Grade Tax-Exempt Bond Fund	133,744	215,813
Seix Total Return Bond Fund	27,243	77,853
Seix Ultra-Short Bond Fund	20,328	29,050
Purchases and sales of long-term U.S. government and agency securities during the year ended December 31, 2022, were as follows:
	Purchases	Sales
Seix Core Bond Fund	$128,816	$145,007
Seix Corporate Bond Fund	22,328	19,746
Seix Total Return Bond Fund	441,624	514,197
Seix U.S. Government Securities Ultra-Short Bond Fund	215,999	577,609
Seix Ultra-Short Bond Fund	2,768	3,643
Note 6. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the years ended as indicated below, were as follows:

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Seix Core Bond Fund				Seix Corporate Bond Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	91	$ 919	110	$ 1,248	71	$ 588	288	$ 2,777
Reinvestment of distributions	15	144	9	102	34	264	34	320
Shares repurchased and cross class conversions	(214)	(2,148)	(296)	(3,340)	(252)	(2,063)	(372)	(3,550)
Net Increase / (Decrease)	(108)	$ (1,085)	(177)	$ (1,990)	(147)	$ (1,211)	(50)	$ (453)
Class C
Shares sold and cross class conversions	—	$ —	—	$ —	15	$ 116	58	$ 560
Reinvestment of distributions	—	—	—	—	3	21	3	31
Shares repurchased and cross class conversions	—	—	—	—	(38)	(302)	(112)	(1,057)
Net Increase / (Decrease)	—	$ —	—	$ —	(20)	$ (165)	(51)	$ (466)
Class I
Shares sold and cross class conversions	1,209	$ 12,139	1,789	$ 20,226	4,643	$ 38,917	9,986	$ 95,436
Reinvestment of distributions	182	1,797	146	1,649	335	2,565	351	3,310
Shares repurchased and cross class conversions	(4,422)	(44,565)	(9,646)	(109,083)	(5,302)	(41,752)	(15,069)	(143,332)
Net Increase / (Decrease)	(3,031)	$ (30,629)	(7,711)	$ (87,208)	(324)	$ (270)	(4,732)	$ (44,586)
Class R6
Shares sold and cross class conversions	43	$ 438	138	$ 1,556	—	$ —	—	$ —
Reinvestment of distributions	6	58	3	33	—	—	—	—
Shares repurchased and cross class conversions	(107)	(1,054)	(49)	(549)	—	—	—	—
Net Increase / (Decrease)	(58)	$ (558)	92	$ 1,040	—	$ —	—	$ —

	Seix Floating Rate High Income Fund				Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,146	$ 9,107	1,698	$ 13,960	111	$ 1,256	175	$ 2,172
Reinvestment of distributions	206	1,619	127	1,044	9	97	13	161
Shares repurchased and cross class conversions	(2,239)	(17,560)	(1,042)	(8,562)	(192)	(2,196)	(251)	(3,095)
Net Increase / (Decrease)	(887)	$ (6,834)	783	$ 6,442	(72)	$ (843)	(63)	$ (762)
Class C
Shares sold and cross class conversions	332	$ 2,639	305	$ 2,506	—	$ —	—	$ —
Reinvestment of distributions	65	513	53	433	—	—	—	—
Shares repurchased and cross class conversions	(740)	(5,862)	(1,320)	(10,839)	—	—	—	—
Net Increase / (Decrease)	(343)	$ (2,710)	(962)	$ (7,900)	—	$ —	—	$ —

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Seix Floating Rate High Income Fund				Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold and cross class conversions	159,981	$ 1,286,311	128,443	$ 1,056,101	2,118	$ 23,159	751	$ 9,281
Reinvestment of distributions	12,969	101,920	7,214	59,343	49	543	95	1,169
Shares repurchased and cross class conversions	(196,464)	(1,544,553)	(69,063)	(568,102)	(2,914)	(32,761)	(2,590)	(31,959)
Net Increase / (Decrease)	(23,514)	$ (156,322)	66,594	$ 547,342	(747)	$ (9,059)	(1,744)	$ (21,509)
Class R6
Shares sold and cross class conversions	21,715	$ 173,291	24,626	$ 202,825	—	$ —	—	$ —
Reinvestment of distributions	773	6,073	591	4,867	—	—	—	—
Shares repurchased and cross class conversions	(20,975)	(166,182)	(11,801)	(97,189)	—	—	—	—
Net Increase / (Decrease)	1,513	$ 13,182	13,416	$ 110,503	—	$ —	—	$ —

	Seix High Income Fund				Seix High Yield Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	249	$ 1,433	1,167	$ 7,540	747	$ 5,697	1,450	$ 12,446
Reinvestment of distributions	131	743	132	855	64	487	62	535
Shares repurchased and cross class conversions	(683)	(3,934)	(1,686)	(10,861)	(1,421)	(11,062)	(717)	(6,144)
Net Increase / (Decrease)	(303)	$ (1,758)	(387)	$ (2,466)	(610)	$ (4,878)	795	$ 6,837
Class I
Shares sold and cross class conversions	5,559	$ 31,393	6,843	$ 44,160	10,674	$ 83,284	23,597	$ 207,717
Reinvestment of distributions	1,356	7,679	1,433	9,251	1,662	12,959	1,714	15,066
Shares repurchased and cross class conversions	(12,801)	(73,706)	(12,042)	(77,523)	(33,489)	(263,878)	(17,351)	(151,567)
Net Increase / (Decrease)	(5,886)	$ (34,634)	(3,766)	$ (24,112)	(21,153)	$ (167,635)	7,960	$ 71,216
Class R6
Shares sold and cross class conversions	125	$ 729	417	$ 2,698	4,470	$ 35,888	1,191	$ 10,480
Reinvestment of distributions	27	154	20	129	203	1,542	45	397
Shares repurchased and cross class conversions	(658)	(3,688)	(106)	(685)	(1,556)	(12,345)	(309)	(2,719)
Net Increase / (Decrease)	(506)	$ (2,805)	331	$ 2,142	3,117	$ 25,085	927	$ 8,158

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Seix Investment Grade Tax-Exempt Bond Fund				Seix Total Return Bond Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	96	$ 1,023	20	$ 241	295	$ 3,020	473	$ 5,509
Reinvestment of distributions	9	95	13	159	27	274	12	137
Shares repurchased and cross class conversions	(95)	(1,014)	(128)	(1,535)	(562)	(5,725)	(533)	(6,221)
Net Increase / (Decrease)	10	$ 104	(95)	$ (1,135)	(240)	$ (2,431)	(48)	$ (575)
Class I
Shares sold and cross class conversions	7,769	$ 84,245	4,924	$ 58,658	1,975	$ 20,142	6,704	$ 75,866
Reinvestment of distributions	193	2,091	355	4,192	667	6,614	328	3,697
Shares repurchased and cross class conversions	(15,078)	(163,834)	(8,118)	(96,638)	(10,823)	(107,743)	(8,279)	(93,441)
Net Increase / (Decrease)	(7,116)	$ (77,498)	(2,839)	$ (33,788)	(8,181)	$ (80,987)	(1,247)	$ (13,878)
Class R6
Shares sold and cross class conversions	—	$ —	—	$ —	693	$ 6,832	2,907	$ 32,817
Reinvestment of distributions	—	—	—	—	156	1,553	133	1,507
Shares repurchased and cross class conversions	—	—	—	—	(4,723)	(49,766)	(5,454)	(61,573)
Net Increase / (Decrease)	—	$ —	—	$ —	(3,874)	$ (41,381)	(2,414)	$ (27,249)

	Seix U.S. Government Securities Ultra-Short Bond Fund				Seix Ultra-Short Bond Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	660	$ 6,497	2,551	$ 25,605	262	$ 2,555	207	$ 2,058
Reinvestment of distributions	17	169	1	6	8	71	2	23
Shares repurchased and cross class conversions	(813)	(8,004)	(4,317)	(43,270)	(259)	(2,521)	(120)	(1,198)
Net Increase / (Decrease)	(136)	$ (1,338)	(1,765)	$ (17,659)	11	$ 105	89	$ 883
Class I
Shares sold and cross class conversions	15,280	$ 150,311	34,295	$ 343,991	1,298	$ 12,778	2,691	$ 26,826
Reinvestment of distributions	557	5,460	239	2,394	62	605	33	320
Shares repurchased and cross class conversions	(51,578)	(509,004)	(72,159)	(723,408)	(2,668)	(25,908)	(3,282)	(32,635)
Net Increase / (Decrease)	(35,741)	$ (353,233)	(37,625)	$ (377,023)	(1,308)	$ (12,525)	(558)	$ (5,489)
Class R6
Shares sold and cross class conversions	3,126	$ 30,949	18,051	$ 181,257	—	$ —	—	$ —
Reinvestment of distributions	39	384	9	95	—	—	—	—
Shares repurchased and cross class conversions	(11,242)	(111,027)	(11,001)	(110,443)	—	—	—	—
Net Increase / (Decrease)	(8,077)	$ (79,694)	7,059	$ 70,909	—	$ —	—	$ —

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Note 7. 10% Shareholders
As of December 31, 2022, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts
Seix Core Bond Fund	64%	3
Seix Corporate Bond Fund	64	3 *
Seix Floating Rate High Income Fund	54	3
Seix High Grade Municipal Bond Fund	70	5
Seix High Income Fund	44	1
Seix High Yield Fund	44	2
Seix Investment Grade Tax-Exempt Bond Fund	56	3
Seix Total Return Bond Fund	49	2
Seix U.S. Government Securities Ultra-Short Bond Fund	48	1
Seix Ultra-Short Bond Fund	55	3
*	Includes affiliated shareholder account(s).
Note 8. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social, or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.
Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Note 10. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2022, the Funds did not hold any securities that were restricted.
Note 11. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Funds and certain other affiliated funds entered into a $250,000 unsecured line of credit (“Credit Agreement”). $100,000 of the Credit Agreement was reserved for the Seix Floating Rate High Income Fund. On March 15, 2018, the Trust, on behalf of Seix Floating Rate High Income Fund, entered into a separate $150,000 line of credit for that Fund and the original Credit Agreement was reduced to $150,000. On March 12, 2021, the line of credit for Seix Floating Rate High Income Fund was reduced to $125,000. In addition to the reduction, an affiliated fund was added to the line of credit through this amendment. On June 14, 2021, the Credit Agreement was increased to $250,000. Both the Credit Agreement and the line of credit for Seix Floating Rate High Income Fund, as amended, are with commercial banks and allows the Funds to borrow cash from the bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. Each has a term of 364 days and has been renewed for a period up to March 9, 2023 and March 10, 2023, respectively. Effective March 10, 2022, interest is charged at the higher of the SOFR (prior to effective date, LIBOR) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended December 31, 2022, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Funds had outstanding loans during the year. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Seix Core Bond Fund	$— (1)	$2,700	1.90%	1
Seix Floating Rate High Income Fund	3	6,143	2.86	7
(1)	Amount is less than $500.
Note 12. Federal Income Tax Information
($ reported in thousands)
At December 31, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Seix Core Bond Fund	$ 63,858	$ 188	$ (4,538)	$ (4,350)
Seix Corporate Bond Fund	53,933	8	(9,318)	(9,310)
Seix Floating Rate High Income Fund	2,124,890	35,482	(137,114)	(101,632)
Seix High Grade Municipal Bond Fund	43,680	145	(1,663)	(1,518)
Seix High Income Fund	152,971	372	(15,291)	(14,919)
Seix High Yield Fund	281,373	610	(29,651)	(29,041)
Seix Investment Grade Tax-Exempt Bond Fund	164,158	109	(6,014)	(5,905)
Seix Total Return Bond Fund	217,714	643	(16,024)	(15,381)
Seix U.S. Government Securities Ultra-Short Bond Fund	440,026	414	(7,579)	(7,165)
Seix Ultra-Short Bond Fund	30,694	13	(802)	(789)
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the year ended December 31, 2022, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
Seix Core Bond Fund	$ 5,546	$ 1,591
Seix Corporate Bond Fund	2,926	956

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Fund	Short-Term	Long-Term
Seix Floating Rate High Income Fund	$173,595	$603,553
Seix High Grade Municipal Bond Fund	984	38
Seix High Income Fund	24,102	82,483
Seix High Yield Fund	15,788	56,360
Seix Investment Grade Tax-Exempt Bond Fund	2,898	1,573
Seix Total Return Bond Fund	19,139	5,765
Seix U.S. Government Securities Ultra-Short Bond Fund	8,354	—
Seix Ultra-Short Bond Fund	729	170
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Post-October Capital Loss Deferred	Capital Loss Deferred
Seix Core Bond Fund	$ —	$ —	$ 2,099	$ 7,137
Seix Corporate Bond Fund	269	—	972	3,882
Seix Floating Rate High Income Fund	24	—	15,278	777,148
Seix High Grade Municipal Bond Fund	—	683	—	1,022
Seix High Income Fund	—	—	903	106,585
Seix High Yield Fund	—	—	2,528	72,148
Seix Investment Grade Tax-Exempt Bond Fund	—	2,869	1,775	4,471
Seix Total Return Bond Fund	1,952	—	7,837	24,904
Seix U.S. Government Securities Ultra-Short Bond Fund	—	—	1,313	8,354
Seix Ultra-Short Bond Fund	—	—	175	899
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended December 31, 2022 and 2021 was as follows:
	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Distributions	Return of Capital	Total
Seix Core Bond Fund
12/31/22	$ 1,752	$ 300	$ —	$ —	$ 2,052
12/31/21	1,233	596	—	—	1,829
Seix Corporate Bond Fund
12/31/22	1,633	1,234	—	—	2,867
12/31/21	2,260	1,454	—	—	3,714
Seix Floating Rate High Income Fund
12/31/22	129,018	—	—	—	129,018
12/31/21	76,632	—	—	—	76,632
Seix High Grade Municipal Bond Fund
12/31/22	—	129	683	—	812
12/31/21	770	64	725	—	1,559
Seix High Income Fund
12/31/22	9,061	—	—	—	9,061
12/31/21	10,791	—	—	—	10,791
Seix High Yield Fund
12/31/22	17,301	—	—	—	17,301
12/31/21	18,685	—	—	—	18,685
Seix Investment Grade Tax-Exempt Bond Fund
12/31/22	145	125	2,869	—	3,139
12/31/21	2,560	1,575	2,038	—	6,173
Seix Total Return Bond Fund
12/31/22	5,649	2,857	—	—	8,506
12/31/21	4,414	1,135	—	—	5,549

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Distributions	Return of Capital	Total
Seix U.S. Government Securities Ultra-Short Bond Fund
12/31/22	$ 7,766	$ —	$ —	$ —	$ 7,766
12/31/21	2,054	—	—	1,068	3,122
Seix Ultra-Short Bond Fund
12/31/22	700	—	—	—	700
12/31/21	359	—	—	—	359
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.
Note 15. New Regulatory Pronouncement
In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Asset Trust and Shareholders of Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund and Virtus Seix Ultra-Short Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund and Virtus Seix Ultra-Short Bond Fund (ten of the Funds constituting Virtus Asset Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 24, 2023
We have served as the auditor of one or more investment companies in Virtus Mutual Funds since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS ASSET TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2022
The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2023, the Funds will notify applicable shareholders of amounts for use in preparing 2022 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended December 31, 2022, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Qualified REIT Dividends	QDI	DRD	Long-Term Capital Gain Distributions ($)
Seix Core Bond Fund	0.00%	0.00%	0.00%	$—
Seix Corporate Bond Fund	0.00	0.00	0.00	—
Seix Floating Rate High Income Fund	0.00	0.00	0.00	—
Seix High Grade Municipal Bond Fund	0.00	0.00	0.00	—
Seix High Income Fund	0.00	0.00	0.00	—
Seix High Yield Fund	0.00	0.00	0.00	—
Seix Investment Grade Tax-Exempt Bond Fund	0.00	0.00	0.00	—
Seix Total Return Bond Fund	0.00	0.00	0.00	—
Seix U.S. Government Securities Ultra-Short Bond Fund	0.00	0.00	0.00	—
Seix Ultra-Short Bond Fund	0.00	0.00	0.00	—
For federal income tax purposes, 100% of the income dividends paid by the Seix High Grade Municipal Bond Fund and Seix Investment Grade Tax-Exempt Bond Fund qualify as exempt-interest dividends.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED)
The Board of Trustees (the “Board”) of Virtus Asset Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Fund Advisers, LLC (“VFA”) and the subadvisory agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, VFA and Virtus Fixed Income Advisers, LLC, operating through its division, Seix Investment Advisors (the “Subadviser”). At meetings held on November 1, 2022, and November 14-16, 2022 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VFA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VFA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Funds. The Board noted the affiliation of the Subadviser with VFA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria with respect to the applicable Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Funds by VFA and the Subadviser; (b) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VFA under the Advisory Agreement; (e) any “fall-out” benefits to VFA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VFA, the Subadviser or their affiliates from VFA’s or the Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Fund’s performance and expenses; (g) fees paid to VFA and the Subadviser by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VFA and the Subadviser, including completed questionnaires, concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VFA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VFA, the Board considered VFA’s process for supervising and managing the Funds’ subadviser(s), including (a) VFA’s ability to select and monitor the subadviser(s); (b) VFA’s ability to provide the services necessary to monitor the subadviser’s(s’) compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VFA’s ability and willingness to identify instances in which the subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VFA’s management and other personnel; (b) the financial condition of VFA, and whether it had the financial wherewithal to provide a high level

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES
(UNAUDITED) (CONTINUED)
and quality of services to the Funds; (c) the quality of VFA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services provided by VFA and its affiliates to the Funds; (e) VFA’s supervision of the Funds’ other service providers; and (f) VFA’s risk management processes. It was noted that affiliates of VFA serve as administrator, transfer agent and distributor of the Funds. The Board also took into account its knowledge of VFA’s management and the quality of the performance of VFA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, as well as information provided throughout the past year. With respect to the Subadvisory Agreement, the Board noted that the Subadviser provided portfolio management, compliance with the Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VFA’s and the Subadviser’s management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Funds; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VFA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Funds.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report for the Funds prepared by Broadridge (the “Broadridge Report”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VFA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser’s performance record with respect to each Fund. The Board was mindful of VFA’s focus on the Subadviser’s performance and noted VFA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended June 30, 2022.
Virtus Seix Core Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board noted that the Fund underperformed its benchmark for the 1- and 10-year periods and outperformed its benchmark for the 3- and 5-year periods.
Virtus Seix Corporate Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-year period and outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-year period and outperformed its benchmark for the 3-, 5- and 10-year periods.
Virtus Seix Floating Rate High Income Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 5- and 10-year periods and outperformed its benchmark for the 3-year period.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES
(UNAUDITED) (CONTINUED)
Virtus Seix High Grade Municipal Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-year period and outperformed for the 3-, 5- and 10-year periods.
Virtus Seix High Income Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1- and 3-year periods and outperformed the median of its Performance Universe for the 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix High Yield Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-year period and outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1- and 10-year periods and outperformed its benchmark for the 3- and 5-year periods.
Virtus Seix Investment Grade Tax-Exempt Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for 1-, 3-, 5- and 10-year periods.
Virtus Seix Total Return Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, and 5-year periods and underperformed the median of its Performance Universe for the 10-year period. The Board also noted that the Fund outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods and outperformed its benchmark for the 10-year period.
Virtus Seix Ultra-Short Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3- and 5-year period and that the Fund’s performance was equal to the median of its Performance Universe for the 10-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5- and outperformed its benchmark for the 10-year period.
The Board also considered management’s discussion about the reasons for each applicable Fund’s underperformance relative to its peer group or benchmark. After reviewing these and related factors, the Board concluded that each Fund’s overall performance, taking into account reasons discussed for certain Funds’ underperformance and/or actions taken to address the underperformance, was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that all of the Funds had expense caps in place to limit the total expenses incurred by the Funds and their shareholders. The Board also noted that the subadvisory fees were paid by VFA out of its advisory fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VFA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses and economies of scale. The Subadviser provided, and the Board considered, fee information of comparable accounts managed by the Subadviser, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
Virtus Seix Core Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the third quintile of the Expense Universe.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES
(UNAUDITED) (CONTINUED)
Virtus Seix Corporate Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Floating Rate High Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the first quintile of the Expense Universe.
Virtus Seix High Grade Municipal Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix High Income Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the third quintile of the Expense Universe.
Virtus Seix High Yield Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the second quintile of the Expense Universe.
Virtus Seix Investment Grade Tax-Exempt Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Total Return Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile and net total expenses after waivers were in the third quintile of the Expense Universe.
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Ultra-Short Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Profitability
The Board also considered certain information relating to profitability that had been provided by VFA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VFA for its management of the Funds and the other funds of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Funds by VFA affiliates. In addition to the fees paid to VFA and its affiliates, including the Subadviser, the Board considered any other benefits derived by VFA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VFA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VFA and its affiliates as well as other factors.
In considering the profitability to the Subadviser in connection with its relationship to the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by VFA out of the fees that VFA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VFA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VFA, such profitability might be directly or indirectly shared by VFA. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationships with the Funds was not a material factor in approval of the Subadvisory Agreement.
Economies of Scale
The Board received and discussed information concerning whether VFA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also in place for the Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure. The Board also took into account the current size of the Funds. The Board also noted that VFA had agreed to implement an extension of each Fund’s expense cap through April 30, 2024. The Board then concluded that no changes to the advisory

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES
(UNAUDITED) (CONTINUED)
fee structure of the Funds with respect to economies of scale were necessary at this time. The Board noted that VFA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current sizes of the Funds managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Funds was not a material factor in the approval of the Subadvisory Agreement at this time.
Other Factors
The Board considered other benefits that may be realized by VFA and the Subadviser and their affiliates from their relationships with the Funds. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VFA and the Subadviser, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VFA and the Subadviser also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VFA, there are no other direct benefits to the Subadviser or VFA in providing investment advisory services to the Funds, other than the fee to be earned under the applicable Agreement. There may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Asset Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2017 99 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2022 103 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2022 103 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2022 103 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Trustee (since 2014), Frank Phillips Foundation; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Harris, Sidney E. YOB: 1949 Served Since: 2017 96 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2017 96 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 96 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1989 106 Portfolios	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios),Virtus Strategy Trust (8 portfolios), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (57 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2002 106 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (57 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 103 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 103 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 109 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (57 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Chief Legal Officer, Counsel and Secretary (since 2023); Vice President (since 2017); and Assistant Secretary (2008 to 2022).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Griswold, Heidi YOB: 1973	Vice President (since 2017).	Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2017).	Vice President, Fund Services (since 2010) and Assistant Vice President, Fund Services (2007 to 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2018); and Assistant Treasurer (2017 to 2018).	Vice President, Mutual Fund Administration (since 2017), and Assistant Treasurer, Mutual Fund Administration (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021); and Vice President and Assistant Treasurer (2018 to 2021).	Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Martin, David YOB: 1959	Anti-Money Laundering Compliance Officer (since 2017).	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Assistant Vice President and Tax Director, Fund Administration (since 2020), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).	Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.

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VIRTUS ASSET TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Deborah A. DeCotis
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer S. Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Fund Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 534470
Pittsburgh, PA 15253-4470
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8636	02-23

ANNUAL REPORT
VIRTUS ASSET TRUST

December 31, 2022
Virtus Ceredex Large-Cap Value Equity Fund
Virtus Ceredex Mid-Cap Value Equity Fund*
Virtus Ceredex Small-Cap Value Equity Fund*
Virtus SGA International Growth Fund
Virtus Silvant Large-Cap Growth Stock Fund
Virtus Zevenbergen Innovative Growth Stock Fund*
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4
Fund	Fund Summary	Schedule of Investments
Virtus Ceredex Large-Cap Value Equity Fund (“Ceredex Large-Cap Value Equity Fund”)	6	27
Virtus Ceredex Mid-Cap Value Equity Fund (“Ceredex Mid-Cap Value Equity Fund”)	9	28
Virtus Ceredex Small-Cap Value Equity Fund (“Ceredex Small-Cap Value Equity Fund”)	13	30
Virtus SGA International Growth Fund (“SGA International Growth Fund”)	17	32
Virtus Silvant Large-Cap Growth Stock Fund (“Silvant Large-Cap Growth Stock Fund”)	20	34
Virtus Zevenbergen Innovative Growth Stock Fund (“Zevenbergen Innovative Growth Stock Fund”)	23	35
Statements of Assets and Liabilities		36
Statements of Operations		39
Statements of Changes in Net Assets		41
Financial Highlights		44
Notes to Financial Statements		48
Report of Independent Registered Public Accounting Firm		59
Tax Information Notice		60
Results of Shareholder Meeting		61
Consideration of Advisory and Subadvisory Agreements by Board of Trustees		62
Fund Management Tables		66
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is  not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied  by an effective prospectus which includes information  concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To my fellow shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended December 31, 2022.
The 12-month period was challenging for investors, as stock and bond markets wrestled with persistently higher inflation, rising interest rates and the ongoing war in Ukraine. The Federal Reserve (the “Fed”) was committed to tamping down rising prices, and implemented several interest rate increases in an effort to accomplish that goal. Investors swung from fears of inflation for much of the year to fears of recession as 2022 came to a close.
Domestic and international equity indexes posted negative returns for the 12 months ended December 31, 2022. U.S. large-capitalization stocks declined 18.11%, as measured by the S&P 500® Index, while small-cap stocks were down 20.44%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), lost 14.45%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), declined 20.09%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 3.88% on December 31, 2022, from 1.52% on December 31, 2021. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 13.01% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were down 11.19%.
Thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
February 2023
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.
1

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2022 TO December 31, 2022
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of  a Virtus Asset Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2022.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Ceredex Large-Cap Value Equity Fund
	Class A	$ 1,000.00	$ 1,064.70	1.27%	$ 6.61
	Class C	1,000.00	1,062.70	1.75	9.10
	Class I	1,000.00	1,066.10	1.00	5.21
	Class R6	1,000.00	1,067.60	0.75	3.91
Ceredex Mid-Cap Value Equity Fund
	Class A	1,000.00	1,066.20	1.29	6.72
	Class C	1,000.00	1,064.40	1.82	9.47
	Class I	1,000.00	1,067.70	1.05	5.47
	Class R6	1,000.00	1,069.40	0.82	4.28
Ceredex Small-Cap Value Equity Fund
	Class A	1,000.00	1,101.60	1.49	7.89
	Class C	1,000.00	1,098.60	1.84	9.73
	Class I	1,000.00	1,103.00	1.18	6.25
	Class R6	1,000.00	1,103.90	0.91	4.83
SGA International Growth Fund
	Class A	1,000.00	1,049.50	1.35	6.97
	Class I	1,000.00	1,050.30	1.10	5.68
	Class R6	1,000.00	1,049.90	0.98	5.06
Silvant Large-Cap Growth Stock Fund
	Class A	1,000.00	989.00	1.26	6.32
	Class I	1,000.00	989.90	1.00	5.02
	Class R6	1,000.00	991.20	0.93	4.67
Zevenbergen Innovative Growth Stock Fund
	Class A	1,000.00	955.30	1.28	6.31
	Class I	1,000.00	956.30	1.03	5.08
	Class R6	1,000.00	956.70	0.93	4.59

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
2

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2022 TO December 31, 2022
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Ceredex Large-Cap Value Equity Fund
	Class A	$ 1,000.00	$ 1,018.80	1.27%	$ 6.46
	Class C	1,000.00	1,016.38	1.75	8.89
	Class I	1,000.00	1,020.16	1.00	5.09
	Class R6	1,000.00	1,021.42	0.75	3.82
Ceredex Mid-Cap Value Equity Fund
	Class A	1,000.00	1,018.70	1.29	6.56
	Class C	1,000.00	1,016.03	1.82	9.25
	Class I	1,000.00	1,019.91	1.05	5.35
	Class R6	1,000.00	1,021.07	0.82	4.18
Ceredex Small-Cap Value Equity Fund
	Class A	1,000.00	1,017.69	1.49	7.58
	Class C	1,000.00	1,015.93	1.84	9.35
	Class I	1,000.00	1,019.26	1.18	6.01
	Class R6	1,000.00	1,020.62	0.91	4.63
SGA International Growth Fund
	Class A	1,000.00	1,018.40	1.35	6.87
	Class I	1,000.00	1,019.66	1.10	5.60
	Class R6	1,000.00	1,020.27	0.98	4.99
Silvant Large-Cap Growth Stock Fund
	Class A	1,000.00	1,018.85	1.26	6.41
	Class I	1,000.00	1,020.16	1.00	5.09
	Class R6	1,000.00	1,020.52	0.93	4.74
Zevenbergen Innovative Growth Stock Fund
	Class A	1,000.00	1,018.75	1.28	6.51
	Class I	1,000.00	1,020.01	1.03	5.24
	Class R6	1,000.00	1,020.52	0.93	4.74

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
3

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2022
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade, fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the U.S., responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI All Country World ex USA Index (net)
The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 2000® Growth Index
The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
4

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2022
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Value Index
The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 3000® Growth Index
The Russell 3000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell Midcap® Growth Index
The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell Midcap® Index
The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell Midcap® Value Index
The Russell Midcap Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).
5

Ticker Symbols:
Class A: SVIIX
Class C: SVIFX
Class I: STVTX
Class R6: STVZX
Ceredex Large-Cap Value Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide a high level of capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -14.34%, Class C shares at NAV returned -14.64%, Class I shares at NAV returned -14.07%, and Class R6 Shares at NAV returned -13.85%. For the same period, the Russell 1000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned -7.54%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2022?
The 12-month period was negative for equities. Large-cap stocks outperformed their smaller-capitalization counterparts, with the Russell 1000® Value Index posting a loss of 7.54% versus the Russell 2000® Value Index, which declined 14.48%. As in the past few years, growth stocks underperformed value stocks, with the Russell 1000® Growth Index down 29.14% and the Russell 1000® Value Index down 7.54% for the period. This was due to positive performance from the energy sector within the Russell 1000® Value Index. Value also bested growth within the mid-cap and small-cap areas of the market.
During the fiscal year, economic sectors posted mixed results. Energy and consumer staples were the best performing areas for the Russell 1000® Value Index during the period. The largest detracting sectors (on a relative basis) were information technology and communication services.
During the 12-month period, macroeconomic concerns including COVID, Russia’s invasion of Ukraine, inflation and Federal Reserve (the “Fed”) interest rate hikes, dominated the investment landscape. In addition, the markets dealt with presidential midterm elections, China re-opening concerns, and a strong job market. With all these items contributing to equity volatility at times, investors were concerned about the sustainability of corporate profit margins and earnings.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark Russell 1000® Value Index for the 12 months ended December 31, 2022. During this period, the Fund was able to post positive stock selection in the energy, information technology, and consumer discretionary sectors. Negative stock selection was exhibited in the health care, industrials, and materials sectors. The Fund had underweight positions in communication services and financials that contributed positively to results. The Fund had an underweight position in energy and an overweight position in real estate which weighed on investment results.
For the reporting period, the securities that posted the largest positive contributions to results were Baker Hughes and Progressive.
•  Baker Hughes contributed positively due to higher commodity prices resulting from the Russian invasion of Ukraine.
•  Progressive outperformed as consumers drove less due to higher commodity prices coupled with increasing auto insurance rates.
Rounding out the top five contributors were Ametek, Crown Holdings, and IDEX.
The largest detractors from results were Baxter International and Stanley Black & Decker.
•  Baxter International underperformed as the company was negatively impacted by the strong dollar, slow hospital procedure recovery, and higher input costs.
•  Stanley Black & Decker was adversely impacted by lower-than-expected earnings and guidance for lower earnings in the future. Additionally, the company announced a turnaround program, which impacted investor sentiment.
Other top detractors for the period included Vertiv Holdings, DENTSPLY SIRONA, and Crown Castle.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Industrials	16%
Financials	15
Materials	11
Real Estate	10
Health Care	10
Information Technology	10
Consumer Discretionary	8
Other (includes short-term investment)	20
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
6

Ceredex Large-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-14.34%	5.31%	9.31%	— %	—
Class A shares at POP[3,4]	-19.05	4.13	8.70	—	—
Class C shares at NAV[2] and with CDSC[4]	-14.64	4.82	8.80	—	—
Class I shares at NAV[2]	-14.07	5.59	9.61	—	—
Class R6 shares at NAV[2]	-13.85	5.87	—	7.44	8/1/14
Russell 1000® Value Index	-7.54	6.67	10.29	7.88 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.24%, Net 1.24%; Class C shares: Gross 1.92%, Net 1.72%; Class I shares: Gross 1.00%, Net 0.97%; Class R6 shares: Gross 0.83%, Net 0.72%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
7

Ceredex Large-Cap Value Equity Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
8

Ticker Symbols:
Class A: SAMVX
Class C: SMVFX
Class I: SMVTX
Class R6: SMVZX
Ceredex Mid-Cap Value Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -14.22%, Class C shares at NAV returned-14.62%, Class I shares at NAV returned -13.92%, and Class R6 Shares at NAV returned -13.76%. For the same period, the Russell Midcap® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned -12.03%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2022?
The 12-month period was negative for equities. Mid-capitalization value stocks trailed their large-cap value peers and slightly outperformed their smaller-cap counterparts, with the Russell Midcap® Value Index posting a loss of 12.03% versus the Russell 1000® Value Index, which declined 7.54%, and the Russell 2000® Value Index, which fell 14.48%. Growth stocks did not keep pace with value stocks, with the Russell 1000® Growth Index losing 29.14% compared with the Russell 1000® Value Index’s loss of 7.54% for the period. This was due to positive performance from the energy sector within the Russell 1000® Value Index. Value also bested growth within the mid-cap area of the market, with the Russell Midcap® Value Index down 12.03% versus the Russell Midcap® Growth Index, which was down 26.72%.
During the fiscal year, most economic sectors were negative. Energy and utilities were the best performing areas for the Russell Midcap® Value
Index during the period. The largest detracting sectors (on a relative basis) were communication services and information technology.
During the 12-month period, macroeconomic concerns including COVID, Russia’s invasion of Ukraine, inflation and Federal Reserve (the “Fed”) interest rate hikes, dominated the investment landscape. In addition, the markets dealt with presidential midterm elections, China re-opening concerns, and a strong job market. With all these items contributing to equity volatility at times, investors were concerned about the sustainability of corporate profit margins and earnings.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark Russell Midcap® Value Index for the 12 months ended December 31, 2022. During this period, the Fund was able to post positive stock selection in the energy, consumer discretionary, and real estate sectors. Negative stock selection was exhibited in the health care, industrials, and consumer staples sectors. The Fund had underweight positions in the communication services and consumer discretionary sectors that contributed positively to results. The Fund had an overweight position in energy and an underweight in information technology which weighed on investment results.
For the reporting period, the securities that posted the largest positive contributions to results were Baker Hughes and Progressive.
•  Baker Hughes contributed positively due to higher commodity prices resulting from the Russian invasion of Ukraine.
•  Progressive outperformed as consumers drove less due to higher commodity prices coupled with increasing auto insurance rates.
Rounding out the top five contributors were Quanta Services, Target, and CenterPoint Energy.
The largest detractors from results were Signature Bank and Vertiv Holdings.
•  Signature Bank underperformed as the company was negatively impacted by the rise in interest rates coupled with exposure to cryptocurrency assets, which declined late in the year.
•  Vertiv Holdings underperformed as the company was negatively impacted by weak earnings due to subpar execution, which resulted in the company resetting full-year earnings expectations.
Other top detractors for the period were American Homes 4 Rent, MKS Instruments, and Teleflex.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
9

Ceredex Mid-Cap Value Equity Fund (Continued)
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Industrials	17%
Real Estate	15
Utilities	14
Financials	11
Health Care	11
Materials	9
Information Technology	8
Other (includes short-term investments)	15
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
10

Ceredex Mid-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-14.22%	5.80%	9.15%	— %	—
Class A shares at POP[3,4]	-18.94	4.61	8.53	—	—
Class C shares at NAV[2] and with CDSC[4]	-14.62	5.32	8.69	—	—
Class I shares at NAV[2]	-13.92	6.12	9.47	—	—
Class R6 shares at NAV[2]	-13.76	6.36	—	7.52	8/1/14
Russell Midcap® Value Index	-12.03	5.72	10.11	7.39 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.28%, Net 1.35%; Class C shares: Gross 1.97%, Net 1.76%; Class I shares: Gross 0.99%, Net 1.05%; Class R6 shares: Gross 0.85%, Net 0.79%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
11

Ceredex Mid-Cap Value Equity Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
12

Ticker Symbols:
Class A: SASVX
Class C: STCEX
Class I: SCETX
Class R6: VVERX
Ceredex Small-Cap Value Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -10.31%, Class C shares at NAV returned -10.67%, Class I shares at NAV returned -10.09%, and Class R6 shares at NAV returned -9.79%. For the same period, the Russell 2000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned -14.48%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2022?
The 12-month period was negative for equities. Small-capitalization value stocks underperformed their large-cap value counterparts, with the Russell 1000® Value Index posting a loss of 7.54% versus the Russell 2000® Value Index, which fell 14.48%. Growth stocks trailed value stocks, with the Russell 1000® Growth Index losing 29.14% compared with the Russell 1000® Value Index’s loss of 7.54% for the period. This was due to positive performance from the energy sector within the Russell 1000® Value Index. Value also bested growth within the small-cap area of the market. The Russell 2000® Value Index was down 14.48%, while the Russell 2000® Growth Index lost 26.36%.
During the fiscal year, most economic sectors were negative. Energy and utilities were the best performing areas for the Russell 2000® Value Index during the period. The largest detracting sectors (on a relative basis) were health care and communication services.
During the 12-month period, macroeconomic concerns including COVID, Russia’s invasion of Ukraine, inflation and Federal Reserve (the “Fed”) interest rate hikes, dominated the investment landscape. In addition, the markets dealt with presidential midterm elections, China re-opening concerns, and a strong job market. With all these items contributing to equity volatility at times, investors were concerned about the sustainability of corporate profit margins and earnings.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark Russell 2000® Value Index for the 12 months ended December 31, 2022. During this period, the Fund was able to post positive stock selection in the consumer discretionary, industrials, and health care sectors. Negative stock selection was exhibited in the utilities, consumer staples, and information technology sectors. The Fund had underweight positions in health care and real estate that contributed positively to results. The Fund had overweight positions in energy and information technology which weighed on investment results.
For the reporting period, the securities that posted the largest positive contributions to results were Ovintiv and Academy Sports & Outdoors.
•  Ovintiv engages in the production and development of oil, natural gas liquids, and natural gas-producing plays. The company’s shares outperformed as commodity prices spiked due to the Russian invasion of Ukraine. The company also continued to execute on its business plan.
•  Academy Sports & Outdoors performed well due to continued good execution and the fact that consumer demand remained strong for the company’s products.
Rounding out the top five contributors were AAON, EMCOR Group, and Toro.
The largest detractors from results were MKS Instruments and Power Integrations.
•  MKS Instruments provides instruments, systems, subsystems, and process control solutions to measure, control, power, monitor, and analyze parameters of manufacturing processes to improve process performance and productivity for its customers. The stock underperformed as the company dealt with a delay in the closing of its acquisition of Atotech, which was delayed on regulatory approval from China, supply chain challenges, and recently lowered spending on wafer fab equipment, all of which impacted investor sentiment.
•  Power Integrations is engaged in the designing, development, and marketing of analog and mixed-signal integrated circuits and other electronic components and circuitry used in high voltage power conversion. The company’s shares underperformed owing to weakness in its consumer and appliance segments as a result of weaker demand in China and Europe.
Other top detractors for the period were Azenta, Algonquin Power & Utilities, and MillerKnoll.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Sector Focused Investing: Events negatively affecting a particular industry or market sector in which the Fund focuses its investments may cause the value of the Fund to decrease.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
13

Ceredex Small-Cap Value Equity Fund (Continued)
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Industrials	25%
Financials	22
Consumer Discretionary	11
Information Technology	9
Health Care	8
Energy	7
Real Estate	6
Other (includes short-term investment)	12
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
14

Ceredex Small-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-10.31%	3.22%	7.88%	— %	—
Class A shares at POP[3,4]	-15.25	2.06	7.27	—	—
Class C shares at NAV[2] and with CDSC[4]	-10.67	2.79	7.45	—	—
Class I shares at NAV[2]	-10.09	3.51	8.19	—	—
Class R6 shares at NAV[2]	-9.79	—	—	5.03	2/26/19
Russell 2000® Value Index	-14.48	4.13	8.48	5.18 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.46%, Net 1.46%; Class C shares: Gross 2.20%, Net 1.81%; Class I shares: Gross 1.20%, Net 1.15%; Class R6 shares: Gross 1.02%, Net 0.88%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
15

Ceredex Small-Cap Value Equity Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
16

Ticker Symbols:
Class A: SCIIX
Class I: STITX
Class R6: SCIZX
SGA International Growth Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Sustainable Growth Advisers, LP
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -18.42%, Class I shares at NAV returned -18.19%, and Class R6 Shares at NAV returned -18.17%. For the same period, the MSCI All Country World ex USA Index, the Fund’s style-specific benchmark appropriate for comparison, returned -16.00%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2022?
International equities posted their worst year since 2008 as higher levels of inflation, rising interest rates, and geopolitical turmoil weighed on markets. Growth stocks lagged value stocks significantly as companies with longer-duration earnings and cash flow streams sold off given higher interest rates and discount rates. Russia’s invasion of Ukraine disrupted energy markets and raised the odds of a European recession. Oil prices reached their highest levels since 2008, while natural gas prices soared as European economies weaned themselves off Russian gas. Concerns about energy rationing and limited supply weighed on growth expectations and investor sentiment before tapering off in the fourth quarter of 2022 amid mild winter weather.
Continuing lockdowns in China and weakening economic growth weighed heavily on Chinese stocks and markets tied to Chinese demand during the first three quarters of the year, before the country’s abrupt zero-COVID policy pivot in the fourth quarter lifted sentiment and supported a strong market rebound.
Emerging markets lagged developed markets for the year despite strong performance in Latin American stocks, the only region to produce positive returns in 2022, which benefited from strong energy and commodity prices. The energy sector was the only sector to deliver positive returns in 2022, while the financials and materials sectors declined the least. The information technology, consumer discretionary, and communication services sectors performed worst.
What factors affected the Fund’s performance during its fiscal year?
The Fund trailed its benchmark, the MSCI All Country World ex USA Index (net), for the 12 months ended December 31, 2022. Higher inflation and rising interest rates weighed on faster-growing companies, while the market rewarded more economically sensitive companies that were benefiting from rising energy and commodity prices.
A lack of exposure in the energy sector, an overweight in the information technology sector, and an underweight in the financials sector detracted from relative returns. This offset benefits from the Fund’s overweights in the consumer staples and health care sectors and its underweight in the communication services sector.
Stock selection in the information technology and industrials sectors detracted most from relative returns, offsetting positive selection contributions in the financials and consumer staples sectors. From a regional perspective, stock selection in non-U.S. developed market stocks detracted most from performance, while selection in emerging markets stocks contributed positively.
The top five contributors to Fund performance for the period were Shandong Weigao, Yum! China, Novo Nordisk, HDFC Bank, and CP All. The five largest detractors from Fund performance for the period were Temenos, Adidas, Recruit Holdings, XP, and Steris.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Geographic Concentration: A fund that focuses its investments in a particular geographic location will be sensitive to financial, economic, political, and other events negatively affecting that location.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Health Care	24%
Consumer Staples	20
Information Technology	17
Financials	15
Consumer Discretionary	6
Materials	6
Industrials	5
Other (includes short-term investment and securities lending collateral)	7
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
17

SGA International Growth Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-18.42%	5.11%	6.78%	— %	—
Class A shares at POP[3,4]	-22.91	3.93	6.18	—	—
Class I shares at NAV[2]	-18.19	5.37	6.99	—	—
Class R6 shares at NAV[2]	-18.17	5.46	—	8.63	9/1/15
MSCI All Country World ex USA Index (net)	-16.00	0.80	3.80	4.70 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.55%, Net 1.32%; Class I shares: Gross 1.28%, Net 1.07%; Class R6 shares: Gross 1.19%, Net 0.95%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
18

SGA International Growth Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
19

Ticker Symbols:
Class A: STCIX
Class I: STCAX
Class R6: STCZX
Silvant Large-Cap Growth Stock Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Silvant Capital Management LLC
■	The Fund is non-diversified and has an investment objective of seeking to provide capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -29.42%, Class I shares at NAV returned -29.23%, and Class R6 shares at NAV returned -29.08%. For the same period, the Russell 1000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned -29.14%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2022?
Intensifying fears about surging inflation and slowing economic growth kept investors on edge for most of the Fund’s fiscal year. The Federal Reserve (the “Fed”) aggressively tightened monetary conditions in an effort to slow rampant inflation and tamp down demand for goods and services. Additionally, markets were roiled by the increasing geopolitical risk of Russian aggression in Ukraine, which caused volatility in global energy markets. Fears of Covid lingered as supply chains remained tight in many hard goods – products such as housewares, electronics and cars. Against this backdrop, the broad equity market, as measured by the S&P 500® Index, declined by 18.2%, while large-cap growth stocks, as measured by the Russell 1000® Growth Index, fell further, losing 29.1%.
What factors affected the Fund’s performance during its fiscal year?
The Fund’s investment results were in line with its benchmark, the Russell 1000® Growth Index, for the fiscal year, but absolute performance was disappointing, with the Fund declining by approximately 29%.
The disruption within the global energy markets created by Russia’s invasion of Ukraine negatively impacted Fund results. Sanctions on Russian oil supplies to world markets caused oil and gas prices to rise. Companies operating in the energy sector experienced a surprising windfall in earnings, profit, and margins as prices rose. Although energy stocks represent less than a two percent weighting within the benchmark, they rose 54% during the year, creating a drag on the Fund’s performance as the Fund did not own any energy stocks.
Additionally, the Fund’s positions in Apple (down 26.4%), Amazon (down 49.6%), and Microsoft (down 28.0%) negatively affected performance. In a difficult market environment, the Fund had 13 holdings that gained value during the year. Three of the best absolute-performing stocks were Eli Lilly (up 34.3%), O’Reilly Automotive (up 15.5%), and TJX Companies (up 6.8%).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Growth Stocks: Growth stocks are typically sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.
Non-Diversified: The Fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.
Technology Concentration: Because the Fund is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Information Technology	47%
Health Care	16
Consumer Discretionary	13
Communication Services	10
Industrials	5
Consumer Staples	4
Financials	4
Other (includes short-term investment)	1
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
20

Silvant Large-Cap Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-29.42%	9.53%	11.75%	— %	—
Class A shares at POP[3,4]	-33.30	8.30	11.12	—	—
Class I shares at NAV[2]	-29.23	9.81	12.03	—	—
Class R6 shares at NAV[2]	-29.08	9.90	—	10.22	8/1/14
Russell 1000® Growth Index	-29.14	10.96	14.10	12.44 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.24%, Net 1.23%; Class I shares: Gross 1.06%, Net 0.97%; Class R6 shares: Gross 0.91%, Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
21

Silvant Large-Cap Growth Stock Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
22

Ticker Symbols:
Class A: SAGAX
Class I: SCATX
Class R6: VZGRX
Zevenbergen Innovative Growth Stock Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Zevenbergen Capital Investments LLC
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -55.42%, Class I shares at NAV returned -55.31%, and Class R6 shares at NAV returned -55.26. For the same period, the Russell 3000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned -28.97%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2022?
A reduced appetite for risk among investors led to broad market declines in 2022. As evidenced by drawdowns for both equities and long-duration bonds, investors moved into cash and other safe-haven investments due to concerns about the restrictive U.S. central bank policy and the prospects of geopolitical strife among major economic centers (U.S.-China, Western Europe-Russia). In addition, intensifying predictions of a recession failed to ease anxieties. The outlook contributed to the potent combination of reducing the prices that investors were willing to pay for emerging and established growth companies, and lowering future estimates for company revenues and earnings.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark, the Russell 3000 Growth® Index, for the 12 months ended December 31, 2022. Relative returns were negatively impacted by the Fund’s overweight positioning in comparatively faster growing, higher valuation companies, combined with underexposure to economically sensitive sectors such as energy and materials, and defensive industries such as consumer staples and pharmaceuticals, which were more resilient during the period.
Primary detractors from Fund performance included stock selection within information technology and consumer discretionary. Individual security selection in energy, industrials, consumer discretionary, and information technology partially offset the Fund’s negative return.
Material detractors from Fund performance included:
•  Tesla: Founder-led technology company that is one of the leaders in the world’s transition to sustainable energy. Tesla’s shares lagged due to concerns about production and the effects of a worsening macroeconomic environment on consumer demand, combined with negative sentiment surrounding the CEO’s purchase of Twitter.
•  Shopify: Founder-led commerce enablement company which faced a reversal of the rapid growth experienced during pandemic periods. Additionally, investors were concerned that the company’s focus on investing in supply chain infrastructure and international expansion, while supportive of retail market share gains over time, could pressure near-term profitability and cash flow generation.
•  The Trade Desk: Founder-led advertising technology platform company that is benefiting from customer alignment, transparency, and independence in the ongoing shift of advertising budgets from offline to online channels. Positive earnings momentum was not enough to overcome market rotations out of long-duration growth and technology companies, especially given the historically economically sensitive nature of spending by advertisers.
•  Snap: Founder-led social media company experienced worse-than-expected challenges related to Apple’s mobile device privacy changes, which impaired the analysis of advertising effectiveness on Snap’s mobile application. Macroeconomic and competition concerns also weighed on shares.
•  NVIDIA: Following strong growth during the pandemic, the founder-led graphics chip maker’s shares underperformed based on rising fears of an extended cyclical slowdown for semiconductors.
Material contributors to Fund performance included:
•  Enphase Energy: Global energy technology company delivering straightforward solutions to manage solar generation, storage, and communication on one platform. Shares saw strength due to accelerated demand, successful ramp-up of European sales, and an increased appreciation for alternative sources of energy due to ongoing commodity inflation and geopolitical conflict.
•  Axon Enterprise: Founder-led public safety technology company experienced sustained growth on successful sales efforts across several product lines and customer segments.
•  First Solar: Leading developer of domestic large-scale solar-powered systems benefited from increased efficiency, geopolitical pressures, and favorable regulatory tailwinds, which continued to drive a market in which short-term demand far outpaced supply.
•  Paylocity Holding: Payroll and human capital management software company benefitted from a strong U.S. labor market.
•  Wingstop: Quick service restaurant chain that specializes in cooked-to-order, hand-sauced and tossed chicken wings. Fundamental same-store-sales growth and margin efficiencies kept the company’s stock price resilient in a challenging environment.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Consumer Discretionary Sector Concentration: Because the Fund is presently heavily weighted in the
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
23

Zevenbergen Innovative Growth Stock Fund (Continued)
consumer discretionary sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.
Technology Concentration: Because the Fund is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Information Technology	44%
Consumer Discretionary	27
Health Care	10
Industrials	8
Communication Services	8
Real Estate	2
Consumer Staples	1
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
24

Zevenbergen Innovative Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-55.42%	5.86%	11.72%	— %	—
Class A shares at POP[3,4]	-57.87	4.67	11.09	—	—
Class I shares at NAV[2]	-55.31	6.12	11.95	—	—
Class R6 shares at NAV[2]	-55.26	—	—	-29.54	10/20/20
Russell 3000® Growth Index	-28.97	10.45	13.75	-0.98 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.32%, Net 1.25%; Class I shares: Gross 1.05%, Net 1.00%; Class R6 shares: Gross 0.94%, Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
25

Zevenbergen Innovative Growth Stock Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
26

Ceredex Large-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.5%
Communication Services—2.4%
Verizon Communications, Inc.	448,259	$ 17,661
Consumer Discretionary—8.5%
Advance Auto Parts, Inc.	76,122	11,192
Best Buy Co., Inc.	197,190	15,817
BorgWarner, Inc.	251,694	10,131
Target Corp.	101,574	15,138
Toll Brothers, Inc.	199,498	9,959
		62,237

Consumer Staples—4.6%
Coca-Cola Europacific Partners plc	271,099	14,997
Colgate-Palmolive Co.	242,632	19,117
		34,114

Energy—5.1%
Baker Hughes Co.	753,060	22,238
EOG Resources, Inc.	118,822	15,390
		37,628

Financials—15.1%
Allstate Corp. (The)	86,692	11,755
Bank of America Corp.	706,987	23,415
Capital One Financial Corp.	82,493	7,669
JPMorgan Chase & Co.	162,610	21,806
Progressive Corp. (The)	145,532	18,877
Synchrony Financial	264,507	8,692
Willis Towers Watson plc	78,155	19,115
		111,329

Health Care—10.0%
Baxter International, Inc.	292,394	14,903
Cooper Cos., Inc. (The)	23,559	7,790
PerkinElmer, Inc.	82,503	11,569
Teleflex, Inc.	66,955	16,714
Zimmer Biomet Holdings, Inc.	176,492	22,503
		73,479

	Shares	Value

Industrials—16.4%
AMETEK, Inc.	122,846	$ 17,164
Emerson Electric Co.	80,663	7,748
Fortive Corp.	145,931	9,376
Honeywell International, Inc.	97,790	20,956
IDEX Corp.	31,694	7,237
Jacobs Solutions, Inc.	86,948	10,440
Knight-Swift Transportation Holdings, Inc. Class A	153,359	8,038
L3Harris Technologies, Inc.	82,905	17,262
Norfolk Southern Corp.	46,095	11,359
Parker-Hannifin Corp.	39,506	11,496
		121,076

Information Technology—9.5%
Global Payments, Inc.	166,179	16,505
Marvell Technology, Inc.	303,490	11,241
Motorola Solutions, Inc.	28,911	7,450
QUALCOMM, Inc.	214,098	23,538
Teradyne, Inc.	127,930	11,175
		69,909

Materials—10.9%
Crown Holdings, Inc.	134,245	11,036
Eastman Chemical Co.	179,182	14,593
Freeport-McMoRan, Inc.	221,055	8,400
International Flavors & Fragrances, Inc.	149,272	15,650
Sherwin-Williams Co. (The)	64,513	15,311
Vulcan Materials Co.	86,186	15,092
		80,082

Real Estate—10.4%
American Homes 4 Rent Class A	666,511	20,089
Crown Castle, Inc.	159,708	21,663
Extra Space Storage, Inc.	141,693	20,854
Prologis, Inc.	125,971	14,201
		76,807

	Shares	Value

Utilities—5.6%
CMS Energy Corp.	320,473	$ 20,295
PPL Corp.	720,320	21,048
		41,343

Total Common Stocks (Identified Cost $713,266)		725,665

Total Long-Term Investments—98.5% (Identified Cost $713,266)		725,665

Short-Term Investment—1.5%
Money Market Mutual Fund—1.5%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(1)	11,079,797	11,080
Total Short-Term Investment (Identified Cost $11,080)		11,080

TOTAL INVESTMENTS—100.0% (Identified Cost $724,346)		$736,745
Other assets and liabilities, net—(0.0)%		(33)
NET ASSETS—100.0%		$736,712

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	95%
Ireland	3
United Kingdom	2
Total	100%
† % of total investments as of December 31, 2022.
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$725,665	$725,665
Money Market Mutual Fund	11,080	11,080
Total Investments	$736,745	$736,745
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements
27

Ceredex Mid-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.1%
Consumer Discretionary—6.8%
Gentex Corp.	1,700,000	$ 46,359
Lennar Corp. Class A	325,000	29,413
Target Corp.	360,000	53,654
Toll Brothers, Inc.	900,000	44,928
		174,354
Energy—5.6%
Baker Hughes Co.	1,650,000	48,724
Chesapeake Energy Corp.	430,000	40,579
Hess Corp.	380,000	53,892
		143,195
Financials—11.2%
Allstate Corp. (The)	425,000	57,630
Capital One Financial Corp.	585,000	54,382
First Republic Bank	235,000	28,644
Hartford Financial Services Group, Inc. (The)	690,000	52,323
PNC Financial Services Group, Inc. (The)	275,000	43,433
Willis Towers Watson plc	200,000	48,916
		285,328
Health Care—10.6%
Azenta, Inc.(1)	1,200,000	69,864
Cooper Cos., Inc. (The)	170,000	56,214
PerkinElmer, Inc.	285,000	39,962
Teleflex, Inc.	130,000	32,452
Zimmer Biomet Holdings, Inc.	580,000	73,950
		272,442
Industrials—17.6%
Carlisle Cos., Inc.	120,000	28,278
Emerson Electric Co.	310,000	29,779
Equifax, Inc.	160,000	31,098
Fortive Corp.	565,000	36,301
General Dynamics Corp.	150,000	37,216
Herc Holdings, Inc.	215,000	28,287
Howmet Aerospace, Inc.	1,035,000	40,789
	Shares	Value

Industrials—continued
Knight-Swift Transportation Holdings, Inc. Class A	575,000	$ 30,136
L3Harris Technologies, Inc.	195,000	40,601
Parker-Hannifin Corp.	100,000	29,100
Quanta Services, Inc.	210,000	29,925
Republic Services, Inc. Class A	240,000	30,958
Rockwell Automation, Inc.	115,000	29,620
Trane Technologies plc	165,000	27,735
		449,823
Information Technology—8.2%
Global Payments, Inc.	835,000	82,932
Marvell Technology, Inc.	750,000	27,780
Motorola Solutions, Inc.	199,830	51,498
Roper Technologies, Inc.	110,000	47,530
		209,740
Materials—8.6%
Eastman Chemical Co.	450,000	36,648
International Flavors & Fragrances, Inc.	380,000	39,839
Martin Marietta Materials, Inc.	170,000	57,455
PPG Industries, Inc.	350,000	44,009
Sherwin-Williams Co. (The)	175,000	41,533
		219,484
Real Estate—15.4%
American Homes 4 Rent Class A	2,500,000	75,350
Extra Space Storage, Inc.	400,000	58,872
Healthcare Realty Trust, Inc.	3,400,000	65,518
National Retail Properties, Inc.	1,300,000	59,488
Rexford Industrial Realty, Inc.	1,250,000	68,300
SBA Communications, Corp. Class A	235,000	65,873
		393,401

	Shares	Value

Utilities—14.1%
Ameren Corp.	685,000	$ 60,910
CenterPoint Energy, Inc.	1,975,000	59,230
CMS Energy Corp.	950,000	60,164
Entergy Corp.	525,000	59,063
PPL Corp.	2,100,000	61,362
Xcel Energy, Inc.	865,000	60,645
		361,374
Total Common Stocks (Identified Cost $2,480,714)		2,509,141
Total Long-Term Investments—98.1% (Identified Cost $2,480,714)		2,509,141
Short-Term Investments—2.4%
Money Market Mutual Funds—2.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(2)	22,161	22
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(2)	59,916,562	59,917
Total Short-Term Investments (Identified Cost $59,939)		59,939
TOTAL INVESTMENTS—100.5% (Identified Cost $2,540,653)		$2,569,080
Other assets and liabilities, net—(0.5)%		(11,874)
NET ASSETS—100.0%		$2,557,206

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
See Notes to Financial Statements
28

Ceredex Mid-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$2,509,141	$2,509,141
Money Market Mutual Funds	59,939	59,939
Total Investments	$2,569,080	$2,569,080
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements
29

Ceredex Small-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—99.3%
Communication Services—0.8%
Scholastic Corp.	49,947	$ 1,971
Consumer Discretionary—11.2%
Academy Sports & Outdoors, Inc.	117,800	6,189
Autoliv, Inc.	37,818	2,896
Carter’s, Inc.	40,385	3,013
Choice Hotels International, Inc.	19,946	2,247
Foot Locker, Inc.	91,942	3,475
InterContinental Hotels Group plc ADR	46,321	2,702
Signet Jewelers Ltd.	44,647	3,036
Steven Madden Ltd.	63,112	2,017
Tempur Sealy International, Inc.	74,084	2,543
		28,118

Consumer Staples—2.9%
Andersons, Inc. (The)	66,946	2,343
Energizer Holdings, Inc.	109,875	3,686
PriceSmart, Inc.	20,422	1,241
		7,270

Energy—6.9%
ChampionX Corp.	112,113	3,250
Kinetik Holdings, Inc.	76,195	2,520
NOV, Inc.	125,797	2,628
Ovintiv, Inc.	122,965	6,236
World Fuel Services Corp.	100,364	2,743
		17,377

Financials—22.3%
American Financial Group, Inc.	17,322	2,378
Ameris Bancorp	56,930	2,684
AMERISAFE, Inc.	19,893	1,034
Bank of Hawaii Corp.	30,538	2,369
Cathay General Bancorp	69,655	2,841
Comerica, Inc.	39,044	2,610
Cullen/Frost Bankers, Inc.	20,742	2,773
Evercore, Inc. Class A	11,653	1,271
First Citizens BancShares, Inc. Class A	6,278	4,761
First Hawaiian, Inc.	116,152	3,025
First Interstate BancSystem, Inc. Class A	111,008	4,290
FNB Corp.	226,416	2,955
Horace Mann Educators Corp.	68,751	2,569
Kinsale Capital Group, Inc.	9,064	2,370
Reinsurance Group of America, Inc.	21,922	3,115
RLI Corp.	15,936	2,092
Seacoast Banking Corp. of Florida	80,376	2,507
SEI Investments Co.	71,489	4,168
SLM Corp.	224,517	3,727
	Shares	Value

Financials—continued
Voya Financial, Inc.	39,200	$ 2,410
		55,949

Health Care—7.8%
DENTSPLY SIRONA, Inc.	121,215	3,860
LeMaitre Vascular, Inc.	19,651	904
Organon & Co.	101,594	2,838
Patterson Cos., Inc.	134,289	3,764
Perrigo Co. plc	240,139	8,186
		19,552

Industrials—25.3%
A.O. Smith Corp.	57,665	3,301
AAON, Inc.	24,061	1,812
AGCO Corp.	30,896	4,285
Armstrong World Industries, Inc.	49,762	3,413
BWX Technologies, Inc.	46,016	2,673
Curtiss-Wright Corp.	15,538	2,595
EMCOR Group, Inc.	30,005	4,444
EnerSys	50,688	3,743
Interface, Inc.	194,227	1,917
KBR, Inc.	61,444	3,244
Matthews International Corp. Class A	42,754	1,301
Owens Corning	45,126	3,849
Ritchie Bros. Auctioneers, Inc.	89,442	5,172
Science Applications International Corp.	27,055	3,001
SKF AB Sponsored ADR	248,482	3,791
Stantec, Inc.	113,259	5,430
Toro Co. (The)	33,535	3,796
Valmont Industries, Inc.	8,367	2,767
Watts Water Technologies, Inc. Class A	20,343	2,975
		63,509

Information Technology—8.8%
Dolby Laboratories, Inc. Class A	72,613	5,122
Genpact Ltd.	55,279	2,560
Littelfuse, Inc.	15,712	3,460
National Instruments Corp.	78,362	2,892
Power Integrations, Inc.	68,619	4,921
Progress Software Corp.	60,332	3,044
		21,999

Materials—4.2%
AptarGroup, Inc.	25,200	2,772
Ashland, Inc.	23,239	2,499
Avient Corp.	57,804	1,951
Minerals Technologies, Inc.	56,947	3,458
		10,680

Real Estate—6.2%
Colliers International Group, Inc.	45,520	4,190
FirstService Corp.	21,231	2,602
	Shares	Value

Real Estate—continued
Lamar Advertising Co. Class A	43,028	$ 4,062
Newmark Group, Inc. Class A	275,934	2,199
Physicians Realty Trust	176,640	2,556
		15,609
Utilities—2.9%
Algonquin Power & Utilities Corp.	355,300	2,317
Atlantica Sustainable Infrastructure plc	93,219	2,414
Vistra Corp.	106,484	2,470
		7,201
Total Common Stocks (Identified Cost $223,076)		249,235
Total Long-Term Investments—99.3% (Identified Cost $223,076)		249,235
Short-Term Investment—0.8%
Money Market Mutual Fund—0.8%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(1)	1,948,482	1,948
Total Short-Term Investment (Identified Cost $1,948)		1,948
TOTAL INVESTMENTS—100.1% (Identified Cost $225,024)		$251,183
Other assets and liabilities, net—(0.1)%		(219)
NET ASSETS—100.0%		$250,964

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	83%
Canada	8
Ireland	3
Bermuda	2
United Kingdom	2
Sweden	2
Total	100%
† % of total investments as of December 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
30

Ceredex Small-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$249,235	$249,235
Money Market Mutual Fund	1,948	1,948
Total Investments	$251,183	$251,183
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into  or  out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements
31

SGA International Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Shares	Value
Preferred Stock—3.1%
Germany—3.1%
Sartorius AG, 0.350%	2,984	$ 1,180
Total Preferred Stock (Identified Cost $1,174)		1,180

Common Stocks—91.5%
Brazil—3.5%
MercadoLibre, Inc.(1)	753	637
XP, Inc. Class A(1)	45,167	693
		1,330

Canada—1.7%
Canadian Pacific Railway Ltd.	8,818	658
China—6.9%
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	920,428	1,512
Yum China Holdings, Inc.	20,441	1,149
		2,661

Denmark—3.7%
Novo Nordisk A/S Sponsored ADR	10,404	1,408
France—6.4%
Dassault Systemes SE	30,194	1,082
L’Oreal S.A.	3,810	1,361
		2,443

Germany—5.4%
adidas AG	7,185	980
SAP SE Sponsored ADR(2)	10,392	1,073
		2,053

Hong Kong—4.4%
AIA Group Ltd.	152,346	1,694
India—7.3%
HDFC Bank Ltd. ADR	24,458	1,673
Infosys Ltd. Sponsored ADR	63,266	1,140
		2,813

Ireland—3.1%
ICON plc ADR(1)	6,046	1,174
Japan—4.7%
Recruit Holdings Co., Ltd.	32,073	1,021
Sysmex Corp.	12,925	787
		1,808

	Shares	Value

Mexico—5.9%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	11,770	$ 920
Wal-Mart de Mexico SAB de C.V.	381,717	1,349
		2,269

Netherlands—7.0%
Adyen N.V.(1)	1,024	1,412
Heineken N.V.	13,692	1,288
		2,700

Switzerland—10.9%
Alcon, Inc.	20,080	1,376
Nestle S.A. Registered Shares	9,295	1,077
Sika AG Registered Shares	3,147	755
Temenos AG Registered Shares	17,653	969
		4,177

Thailand—2.2%
CP ALL PCL Foreign Shares	430,036	847
United Kingdom—11.9%
Aon plc Class A	6,208	1,863
Diageo plc	28,432	1,255
Linde plc	4,484	1,463
		4,581

United States—6.5%
Atlassian Corp. Class A(1)	5,559	715
STERIS plc	9,517	1,758
		2,473
Total Common Stocks (Identified Cost $30,951)		35,089
Total Long-Term Investments—94.6% (Identified Cost $32,125)		36,269

Short-Term Investment—3.8%
Money Market Mutual Fund—3.8%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(3)	1,454,038	1,454
Total Short-Term Investment (Identified Cost $1,454)		1,454

	Shares	Value

Securities Lending Collateral—2.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(3)(4)	1,082,050	$ 1,082
Total Securities Lending Collateral—2.8% (Identified Cost $1,082)		1,082
TOTAL INVESTMENTS—101.2% (Identified Cost $34,661)		$38,805
Other assets and liabilities, net—(1.2)%		(449)
NET ASSETS—100.0%		$38,356

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	13%
United Kingdom	12
Switzerland	11
Germany	8
India	7
Netherlands	7
China	7
Other	35
Total	100%
† % of total investments as of December 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
32

SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$35,089	$35,089
Preferred Stock	1,180	1,180
Money Market Mutual Fund	1,454	1,454
Securities Lending Collateral	1,082	1,082
Total Investments	$38,805	$38,805
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements
33

Silvant Large-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.8%
Communication Services—9.4%
Alphabet, Inc. Class A(1)	38,678	$ 3,412
Alphabet, Inc. Class C(1)	39,965	3,546
Meta Platforms, Inc. Class A(1)	10,652	1,282
Snap, Inc. Class A(1)	8,449	76
		8,316

Consumer Discretionary—13.3%
Amazon.com, Inc.(1)	56,379	4,736
Booking Holdings, Inc.(1)	502	1,012
Chipotle Mexican Grill, Inc. Class A(1)	593	823
DraftKings, Inc. Class A(1)	25,633	292
Las Vegas Sands Corp.(1)	13,499	649
O’Reilly Automotive, Inc.(1)	2,027	1,711
Royal Caribbean Cruises Ltd.(1)	11,247	556
Tesla, Inc.(1)	3,316	408
TJX Cos., Inc. (The)	19,437	1,547
		11,734

Consumer Staples—4.5%
Colgate-Palmolive Co.	6,171	486
Costco Wholesale Corp.	4,259	1,944
Estee Lauder Cos., Inc. (The) Class A	6,029	1,496
		3,926

Financials—3.7%
American Express Co.	6,901	1,020
Coinbase Global, Inc. Class A(1)	1,894	67
S&P Global, Inc.	4,080	1,366
Wells Fargo & Co.	20,583	850
		3,303

Health Care—16.0%
Bristol-Myers Squibb Co.	14,943	1,075
Dexcom, Inc.(1)	11,163	1,264
Edwards Lifesciences Corp.(1)	15,425	1,151
Eli Lilly & Co.	9,248	3,384
	Shares	Value

Health Care—continued
Exact Sciences Corp.(1)	7,599	$ 376
Insulet Corp.(1)	1,694	499
Intuitive Surgical, Inc.(1)	4,141	1,099
Mettler-Toledo International, Inc.(1)	1,006	1,454
Natera, Inc.(1)	7,069	284
Thermo Fisher Scientific, Inc.	1,464	806
UnitedHealth Group, Inc.	5,138	2,724
		14,116

Industrials—4.5%
Boeing Co. (The)(1)	8,234	1,568
Deere & Co.	2,113	906
Emerson Electric Co.	6,737	647
Fair Isaac Corp.(1)	728	436
Honeywell International, Inc.	1,964	421
		3,978

Information Technology—46.2%
Apple, Inc.	92,772	12,054
Applied Materials, Inc.	14,712	1,433
ASML Holding N.V. Registered Shares	640	350
Autodesk, Inc.(1)	5,923	1,107
Bill.com Holdings, Inc.(1)	3,281	357
DocuSign, Inc.(1)	2,428	135
Five9, Inc.(1)	3,874	263
Mastercard, Inc. Class A	6,927	2,409
Microsoft Corp.	45,890	11,005
NVIDIA Corp.	24,292	3,550
Paycom Software, Inc.(1)	1,958	608
QUALCOMM, Inc.	13,075	1,437
Roper Technologies, Inc.	1,218	526
Salesforce, Inc.(1)	6,540	867
SentinelOne, Inc. Class A(1)	14,754	215
Visa, Inc. Class A	17,321	3,599
Workday, Inc. Class A(1)	5,829	975
		40,890

	Shares	Value

Materials—1.2%
Air Products & Chemicals, Inc.	1,875	$ 578
Vulcan Materials Co.	2,844	498
		1,076
Total Common Stocks (Identified Cost $37,405)		87,339
Total Long-Term Investments—98.8% (Identified Cost $37,405)		87,339
Short-Term Investment—0.0%
Money Market Mutual Fund—0.0%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.035%)(2)	40,057	40
Total Short-Term Investment (Identified Cost $40)		40
TOTAL INVESTMENTS—98.8% (Identified Cost $37,445)		$87,379
Other assets and liabilities, net—1.2%		1,057
NET ASSETS—100.0%		$88,436
Abbreviation:
S&P	Standard & Poor’s

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$87,339	$87,339
Money Market Mutual Fund	40	40
Total Investments	$87,379	$87,379
There were no securities  valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
34

Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—100.5%
Communication Services—8.0%
Netflix, Inc.(1)	15,000	$ 4,423
Trade Desk, Inc. (The) Class A(1)	468,600	21,008
		25,431

Consumer Discretionary—27.4%
Airbnb, Inc. Class A(1)	94,000	8,037
Amazon.com, Inc.(1)	216,400	18,178
Global-e Online Ltd.(1)	280,000	5,779
MercadoLibre, Inc.(1)	27,500	23,272
On Holding AG Class A(1)	191,500	3,286
Tesla, Inc.(1)	174,375	21,479
Wingstop, Inc.	34,540	4,753
Xometry, Inc. Class A(1)	76,200	2,456
		87,240

Consumer Staples—0.5%
Celsius Holdings, Inc.(1)	15,700	1,633
Health Care—10.1%
Exact Sciences Corp.(1)	270,000	13,368
Repligen Corp.(1)	23,050	3,903
Seagen, Inc.(1)	50,000	6,425
Veeva Systems, Inc. Class A(1)	52,050	8,400
		32,096

Industrials—8.3%
Axon Enterprise, Inc.(1)	80,000	13,274
	Shares	Value

Industrials—continued
Shoals Technologies Group, Inc. Class A(1)	78,000	$ 1,924
Uber Technologies, Inc.(1)	450,000	11,129
		26,327

Information Technology—43.7%
Advanced Micro Devices, Inc.(1)	55,500	3,595
ASML Holding N.V. Registered Shares	6,100	3,333
Bill.com Holdings, Inc.(1)	114,775	12,506
Block, Inc. Class A(1)	45,000	2,828
Cloudflare, Inc. Class A(1)	36,900	1,668
Crowdstrike Holdings, Inc. Class A(1)	53,000	5,580
DoubleVerify Holdings, Inc.(1)	345,000	7,576
Enphase Energy, Inc.(1)	47,000	12,453
First Solar, Inc.(1)	35,000	5,243
MongoDB, Inc. Class A(1)	15,100	2,972
NVIDIA Corp.	106,000	15,491
Palo Alto Networks, Inc.(1)	27,000	3,768
Paylocity Holding Corp.(1)	42,000	8,159
ServiceNow, Inc.(1)	22,500	8,736
Shopify, Inc. Class A(1)	550,000	19,090
Snowflake, Inc. Class A(1)	80,000	11,483
Sprout Social, Inc. Class A(1)	230,000	12,986
Unity Software, Inc.(1)	50,000	1,430
		138,897

	Shares	Value

	Real Estate—2.5%
Zillow Group, Inc. Class C(1)	245,000	$ 7,891
	Total Common Stocks (Identified Cost $320,183)	319,515
	Total Long-Term Investments—100.5% (Identified Cost $320,183)	319,515
	TOTAL INVESTMENTS—100.5% (Identified Cost $320,183)	$319,515
	Other assets and liabilities, net—(0.5)%	(1,529)
	NET ASSETS—100.0%	$317,986

Footnote Legend:
(1)	Non-income producing.

Country Weightings (Unaudited)†
United States	83%
Uruguay	7
Canada	6
Israel	2
Netherlands	1
Switzerland	1
Total	100%
† % of total investments as of December 31, 2022.
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$319,515	$319,515
Total Investments	$319,515	$319,515
There were no securities  valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements
35

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2022
(Reported in thousands except shares and per share amounts)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund
Assets
Investment in securities at value(1)	$ 736,745	$ 2,569,080	$ 251,183
Cash	1,003	2,007	100
Receivables
Fund shares sold	641	9,578	93
Dividends	1,083	3,546	238
Tax reclaims	—	10	15
Prepaid expenses	32	67	24
Other assets	75	258	25
Total assets	739,579	2,584,546	251,678
Liabilities
Payables
Fund shares repurchased	1,891	24,197	287
Dividend distributions	—	— (a)	—
Investment advisory fees	389	1,501	188
Distribution and service fees	33	58	7
Administration and accounting fees	66	226	22
Transfer agent and sub-transfer agent fees and expenses	259	736	117
Professional fees	84	186	46
Trustee deferred compensation plan	75	258	25
Interest expense and/or commitment fees	6	17	2
Other accrued expenses	64	161	20
Total liabilities	2,867	27,340	714
Net Assets	$ 736,712	$ 2,557,206	$ 250,964
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 730,630	$ 2,663,133	$ 221,890
Accumulated earnings (loss)	6,082	(105,927)	29,074
Net Assets	$ 736,712	$ 2,557,206	$ 250,964
Net Assets:
Class A	$ 138,781	$ 208,364	$ 29,680
Class C	$ 2,277	$ 13,743	$ 646
Class I	$ 327,199	$ 1,608,611	$ 159,199
Class R6	$ 268,455	$ 726,488	$ 61,439
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	14,421,049	19,816,147	4,152,570
Class C	249,176	1,363,588	112,325
Class I	33,174,009	149,480,001	20,770,588
Class R6	26,871,952	67,201,579	7,985,828
Net Asset Value and Redemption Price Per Share:*
Class A	$ 9.62	$ 10.51	$ 7.15
Class C	$ 9.14	$ 10.08	$ 5.75
Class I	$ 9.86	$ 10.76	$ 7.66
Class R6	$ 9.99	$ 10.81	$ 7.69
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 10.18	$ 11.12	$ 7.57
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$ 724,346	$ 2,540,653	$ 225,024

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements
36

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2022
(Reported in thousands except shares and per share amounts)
	SGA International Growth Fund	Silvant Large-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Assets
Investment in securities at value(1)(2)	$ 38,805	$ 87,379	$ 319,515
Cash	50	100	—
Receivables
Investment securities sold	—	1,796	1,273
Fund shares sold	570	2	924
Dividends	3	7	1
Tax reclaims	90	—	—
Securities lending income	— (a)	— (a)	—
Prepaid expenses	15	12	26
Other assets	4	9	35
Total assets	39,537	89,305	321,774
Liabilities
Due to custodian	—	—	526
Payables
Fund shares repurchased	27	22	2,686
Investment securities purchased	—	711	—
Collateral on securities loaned	1,082	—	—
Investment advisory fees	13	52	248
Distribution and service fees	1	18	20
Administration and accounting fees	4	8	31
Transfer agent and sub-transfer agent fees and expenses	11	20	145
Professional fees	35	18	63
Trustee deferred compensation plan	4	9	35
Interest expense and/or commitment fees	— (a)	1	5
Other accrued expenses	4	10	29
Total liabilities	1,181	869	3,788
Net Assets	$ 38,356	$ 88,436	$ 317,986
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 34,725	$ 38,191	$ 468,084
Accumulated earnings (loss)	3,631	50,245	(150,098)
Net Assets	$ 38,356	$ 88,436	$ 317,986
Net Assets:
Class A	$ 7,530	$ 79,935	$ 87,437
Class I	$ 28,164	$ 8,399	$ 221,530
Class R6	$ 2,662	$ 102	$ 9,019
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	935,702	17,116,609	3,649,784
Class I	3,370,675	1,048,353	8,586,827
Class R6	316,067	12,478	348,807
Net Asset Value and Redemption Price Per Share:*
Class A	$ 8.05	$ 4.67	$ 23.96
Class I	$ 8.36	$ 8.01	$ 25.80
Class R6	$ 8.42	$ 8.14	$ 25.86
See Notes to Financial Statements
37

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2022
(Reported in thousands except shares and per share amounts)
	SGA International Growth Fund	Silvant Large-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 8.52	$ 4.94	$ 25.35
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$ 34,661	$ 37,445	$ 320,183
(2) Market value of securities on loan	$ 1,051	$ —	$ —

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements
38

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS YEAR ENDED
December 31, 2022
($ reported in thousands)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund
Investment Income
Dividends	$ 17,379	$ 51,170	$ 6,263
Securities lending, net of fees	1	5	—
Foreign taxes withheld	(38)	(114)	(68)
Total investment income	17,342	51,061	6,195
Expenses
Investment advisory fees	6,330	20,460	2,658
Distribution and service fees, Class A	401	575	102
Distribution and service fees, Class C	28	184	8
Administration and accounting fees	935	2,953	320
Transfer agent fees and expenses	388	1,236	132
Sub-transfer agent fees and expenses, Class A	249	384	77
Sub-transfer agent fees and expenses, Class C	2	26	2
Sub-transfer agent fees and expenses, Class I	909	2,822	328
Custodian fees	6	13	5
Printing fees and expenses	61	224	34
Professional fees	164	438	70
Interest expense and/or commitment fees	6	20	2
Registration fees	67	92	54
Trustees’ fees and expenses	57	175	19
Miscellaneous expenses	70	173	30
Total expenses	9,673	29,775	3,841
Less net expenses reimbursed and/or waived by investment adviser(1)	(896)	(626)	(314)
Less low balance account fees	— (2)	— (2)	—
Net expenses	8,777	29,149	3,527
Net investment income (loss)	8,565	21,912	2,668
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	44,688	(134,427)	41,219
Foreign currency transactions	—	1	— (2)
Net increase from payment by affiliate(3)	1	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(218,055)	(399,597)	(90,633)
Foreign currency transactions	—	(2)	— (2)
Net realized and unrealized gain (loss) on investments	(173,366)	(534,025)	(49,414)
Net increase (decrease) in net assets resulting from operations	$(164,801)	$(512,113)	$(46,746)

(1)	See Note 3D in Notes to Financial Statements.
(2)	Amount is less than $500.
(3)	See Note 3G in Notes to Financial Statements.
See Notes to Financial Statements
39

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2022
($ reported in thousands)
	SGA International Growth Fund	Silvant Large-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Investment Income
Dividends	$ 470	$ 613	$ 49
Securities lending, net of fees	2	2	—
Foreign taxes withheld	(38)	—	—
Total investment income	434	615	49
Expenses
Investment advisory fees	330	741	4,156
Distribution and service fees, Class A	15	236	349
Administration and accounting fees	47	114	530
Transfer agent fees and expenses	18	44	219
Sub-transfer agent fees and expenses, Class A	7	72	206
Sub-transfer agent fees and expenses, Class I	39	13	588
Custodian fees	2	1	3
Printing fees and expenses	5	10	42
Professional fees	35	40	97
Interest expense and/or commitment fees	— (1)	1	24
Registration fees	32	28	94
Trustees’ fees and expenses	2	6	36
Miscellaneous expenses	14	15	58
Total expenses	546	1,321	6,402
Less net expenses reimbursed and/or waived by investment adviser(2)	(112)	(34)	(739)
Less low balance account fees	—	— (1)	— (1)
Net expenses	434	1,287	5,663
Net investment income (loss)	— (1)	(672)	(5,614)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(241)	3,858	(140,274)
Foreign currency transactions	(1)	—	—
Foreign capital gains tax	(73)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(8,566)	(43,005)	(379,327)
Foreign currency transactions	(5)	—	—
Foreign capital gains tax	38	—	—
Net realized and unrealized gain (loss) on investments	(8,848)	(39,147)	(519,601)
Net increase (decrease) in net assets resulting from operations	$(8,848)	$(39,819)	$(525,215)

(1)	Amount is less than $500.
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements
40

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Ceredex Large-Cap Value Equity Fund		Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 8,565	$ 11,598	$ 21,912	$ 12,860
Net realized gain (loss)	44,688	305,956	(134,426)	1,085,349
Net increase from payment by affiliate(1)	1	—	—	—
Net change in unrealized appreciation (depreciation)	(218,055)	(16,262)	(399,599)	(208,494)
Increase (decrease) in net assets resulting from operations	(164,801)	301,292	(512,113)	889,715
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(15,377)	(49,310)	(14,235)	(44,227)
Class C	(248)	(920)	(1,078)	(4,352)
Class I	(37,487)	(156,088)	(114,953)	(375,197)
Class R6	(30,221)	(106,874)	(53,070)	(160,224)
Total dividends and distributions to shareholders	(83,333)	(313,192)	(183,336)	(584,000)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(14,369)	15,199	(18,022)	(29,691)
Class C	(172)	(1,117)	(8,179)	(7,555)
Class I	(187,303)	51,759	(329,744)	43,152
Class R6	(50,967)	(112,205)	(81,199)	155,700
Increase (decrease) in net assets from capital transactions	(252,811)	(46,364)	(437,144)	161,606
Net increase (decrease) in net assets	(500,945)	(58,264)	(1,132,593)	467,321
Net Assets
Beginning of period	1,237,657	1,295,921	3,689,799	3,222,478
End of Period	$ 736,712	$ 1,237,657	$ 2,557,206	$ 3,689,799

(1)	See Note 3G in Notes to Financial Statements.
See Notes to Financial Statements
41

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Ceredex Small-Cap Value Equity Fund		SGA International Growth Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 2,668	$ 3,539	$ —(1)	$ (91)
Net realized gain (loss)	41,219	108,653	(315)	4,851
Net change in unrealized appreciation (depreciation)	(90,633)	9,236	(8,533)	(556)
Increase (decrease) in net assets resulting from operations	(46,746)	121,428	(8,848)	4,204
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(6,327)	(8,722)	(288)	(537)
Class C	(172)	(182)	—	—
Class I	(30,663)	(43,468)	(1,582)	(2,979)
Class R6	(12,393)	(19,930)	(88)	(142)
Total dividends and distributions to shareholders	(49,555)	(72,302)	(1,958)	(3,658)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(11,004)	(6,357)	1,954	157
Class C	(59)	(1,655)	—	—
Class I	(67,325)	(87,916)	(2,533)	(1,271)
Class R6	(40,203)	32,912	1,061	1,251
Increase (decrease) in net assets from capital transactions	(118,591)	(63,016)	482	137
Net increase (decrease) in net assets	(214,892)	(13,890)	(10,324)	683
Net Assets
Beginning of period	465,856	479,746	48,680	47,997
End of Period	$ 250,964	$ 465,856	$ 38,356	$ 48,680

(1)	Amount is less than $500.
See Notes to Financial Statements
42

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Silvant Large-Cap Growth Stock Fund		Zevenbergen Innovative Growth Stock Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (672)	$ (949)	$ (5,614)	$ (14,482)
Net realized gain (loss)	3,858	12,346	(140,274)	21,324
Net change in unrealized appreciation (depreciation)	(43,005)	16,724	(379,327)	(188,001)
Increase (decrease) in net assets resulting from operations	(39,819)	28,121	(525,215)	(181,159)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(5,948)	(14,298)	(4,445)	—
Class I	(385)	(1,065)	(10,257)	—
Class R6	(31)	(103)	(392)	—
Total dividends and distributions to shareholders	(6,364)	(15,466)	(15,094)	—
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(1,864)	1,795	(39,798)	(26,232)
Class I	(1,116)	(3,487)	(211,843)	(76,685)
Class R6	(1,522)	1,833	2,965	17,755
Increase (decrease) in net assets from capital transactions	(4,502)	141	(248,676)	(85,162)
Net increase (decrease) in net assets	(50,685)	12,796	(788,985)	(266,321)
Net Assets
Beginning of period	139,121	126,325	1,106,971	1,373,292
End of Period	$ 88,436	$ 139,121	$ 317,986	$ 1,106,971
See Notes to Financial Statements
43

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Ceredex Large-Cap Value Equity Fund
Class A
1/1/22 to 12/31/22	$12.54	0.07	(1.90)	(1.83)	(0.11)	(0.98)	(1.09)	— (6)	(2.92)	$ 9.62	(14.34) %	$ 138,781	1.26% (7)	1.28%	0.64%	146%
1/1/21 to 12/31/21	13.29	0.08	3.15	3.23	(0.10)	(3.88)	(3.98)	—	(0.75)	12.54	25.24	195,762	1.24 (8)(9)	1.24	0.55	159
1/1/20 to 12/31/20	13.70	0.13	0.21	0.34	(0.14)	(0.61)	(0.75)	—	(0.41)	13.29	3.47	185,257	1.24	1.27	1.07	193
1/1/19 to 12/31/19	11.21	0.13	3.30	3.43	(0.17)	(0.77)	(0.94)	—	2.49	13.70	30.56	206,528	1.24	1.29	1.04	118
1/1/18 to 12/31/18	16.20	0.18	(1.81)	(1.63)	(0.24)	(3.12)	(3.36)	—	(4.99)	11.21	(10.63)	223,853	1.24	1.27	1.16	128
Class C
1/1/22 to 12/31/22	$11.95	0.02	(1.80)	(1.78)	(0.05)	(0.98)	(1.03)	— (6)	(2.81)	$ 9.14	(14.64) %	$ 2,277	1.73% (7)	1.96%	0.16%	146%
1/1/21 to 12/31/21	12.82	0.01	3.02	3.03	(0.02)	(3.88)	(3.90)	—	(0.87)	11.95	24.57	3,294	1.72	1.92	0.06	159
1/1/20 to 12/31/20	13.26	0.07	0.19	0.26	(0.09)	(0.61)	(0.70)	—	(0.44)	12.82	2.98	4,486	1.72	1.94	0.61	193
1/1/19 to 12/31/19	10.86	0.06	3.20	3.26	(0.09)	(0.77)	(0.86)	—	2.40	13.26	30.00	5,531	1.72	1.94	0.51	118
1/1/18 to 12/31/18	15.78	0.11	(1.77)	(1.66)	(0.14)	(3.12)	(3.26)	—	(4.92)	10.86	(11.09)	14,625	1.72	1.92	0.69	128
Class I
1/1/22 to 12/31/22	$12.79	0.10	(1.93)	(1.83)	(0.12)	(0.98)	(1.10)	— (6)	(2.93)	$ 9.86	(14.07) %	$ 327,199	0.98% (7)	1.08%	0.88%	146%
1/1/21 to 12/31/21	13.50	0.12	3.20	3.32	(0.15)	(3.88)	(4.03)	—	(0.71)	12.79	25.48	632,220	0.97	1.00	0.82	159
1/1/20 to 12/31/20	13.88	0.16	0.22	0.38	(0.15)	(0.61)	(0.76)	—	(0.38)	13.50	3.76	594,834	0.97	1.03	1.33	193
1/1/19 to 12/31/19	11.34	0.17	3.34	3.51	(0.20)	(0.77)	(0.97)	—	2.54	13.88	30.94	668,846	0.97	1.04	1.30	118
1/1/18 to 12/31/18	16.35	0.23	(1.84)	(1.61)	(0.28)	(3.12)	(3.40)	—	(5.01)	11.34	(10.39)	799,262	0.97	1.02	1.43	128
Class R6
1/1/22 to 12/31/22	$12.96	0.13	(1.96)	(1.83)	(0.16)	(0.98)	(1.14)	— (6)	(2.97)	$ 9.99	(13.85) %	$ 268,455	0.73% (7)	0.87%	1.14%	146%
1/1/21 to 12/31/21	13.61	0.16	3.23	3.39	(0.16)	(3.88)	(4.04)	—	(0.65)	12.96	25.85	406,381	0.72	0.83	1.05	159
1/1/20 to 12/31/20	13.96	0.19	0.23	0.42	(0.16)	(0.61)	(0.77)	—	(0.35)	13.61	4.03	511,344	0.72	0.86	1.57	193
1/1/19 to 12/31/19	11.39	0.21	3.36	3.57	(0.23)	(0.77)	(1.00)	—	2.57	13.96	31.33	404,305	0.72	0.85	1.55	118
1/1/18 to 12/31/18	16.41	0.27	(1.85)	(1.58)	(0.32)	(3.12)	(3.44)	—	(5.02)	11.39	(10.22)	272,596	0.72	0.83	1.69	128

Ceredex Mid-Cap Value Equity Fund
Class A
1/1/22 to 12/31/22	$13.14	0.05	(1.98)	(1.93)	(0.07)	(0.63)	(0.70)	—	(2.63)	$10.51	(14.22) %	$ 208,364	1.29% (7)(9)	1.29%	0.45%	166%
1/1/21 to 12/31/21	12.15	0.01	3.42	3.43	—	(2.44)	(2.44)	—	0.99	13.14	28.73	280,185	1.28 (9)	1.28	0.05	157
1/1/20 to 12/31/20	12.69	0.07	(0.31)	(0.24)	(0.09)	(0.21)	(0.30)	—	(0.54)	12.15	(1.52)	282,186	1.31 (9)	1.31	0.66	179
1/1/19 to 12/31/19	10.11	0.09	3.21	3.30	(0.10)	(0.62)	(0.72)	—	2.58	12.69	32.63	362,322	1.34 (8)(9)	1.30	0.73	121
1/1/18 to 12/31/18	12.50	0.07	(1.02)	(0.95)	(0.09)	(1.35)	(1.44)	—	(2.39)	10.11	(8.08)	271,620	1.38 (8)	1.31	0.55	109
Class C
1/1/22 to 12/31/22	$12.63	(0.01)	(1.89)	(1.90)	(0.02)	(0.63)	(0.65)	—	(2.55)	$10.08	(14.62) %	$ 13,743	1.80% (7)	2.01%	(0.12) %	166%
1/1/21 to 12/31/21	11.82	(0.06)	3.31	3.25	—	(2.44)	(2.44)	—	0.81	12.63	28.01	26,690	1.79	1.97	(0.46)	157
1/1/20 to 12/31/20	12.36	0.02	(0.30)	(0.28)	(0.05)	(0.21)	(0.26)	—	(0.54)	11.82	(1.88)	31,476	1.79	1.98	0.20	179
1/1/19 to 12/31/19	9.84	0.03	3.13	3.16	(0.02)	(0.62)	(0.64)	—	2.52	12.36	32.08	45,867	1.79	1.95	0.26	121
1/1/18 to 12/31/18	12.18	0.02	(1.00)	(0.98)	(0.01)	(1.35)	(1.36)	—	(2.34)	9.84	(8.53)	53,419	1.79	1.97	0.17	109
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
44

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Ceredex Mid-Cap Value Equity Fund (Continued)
Class I
1/1/22 to 12/31/22	$13.41	0.08	(2.01)	(1.93)	(0.09)	(0.63)	(0.72)	—	(2.65)	$10.76	(13.92) %	$1,608,611	1.02% (7)(9)	1.02%	0.70%	166%
1/1/21 to 12/31/21	12.37	0.05	3.48	3.53	(0.05)	(2.44)	(2.49)	—	1.04	13.41	28.99	2,383,753	1.00 (9)	1.00	0.34	157
1/1/20 to 12/31/20	12.89	0.10	(0.31)	(0.21)	(0.10)	(0.21)	(0.31)	—	(0.52)	12.37	(1.20)	2,135,663	1.04 (9)	1.04	0.92	179
1/1/19 to 12/31/19	10.25	0.13	3.26	3.39	(0.13)	(0.62)	(0.75)	—	2.64	12.89	33.08	2,469,800	1.04 (9)	1.04	1.04	121
1/1/18 to 12/31/18	12.66	0.12	(1.05)	(0.93)	(0.13)	(1.35)	(1.48)	—	(2.41)	10.25	(7.83)	1,775,643	1.01 (9)	1.01	0.92	109
Class R6
1/1/22 to 12/31/22	$13.48	0.11	(2.03)	(1.92)	(0.12)	(0.63)	(0.75)	—	(2.67)	$10.81	(13.76) %	$ 726,488	0.80% (7)	0.88%	0.94%	166%
1/1/21 to 12/31/21	12.42	0.08	3.50	3.58	(0.08)	(2.44)	(2.52)	—	1.06	13.48	29.34	999,171	0.79	0.85	0.54	157
1/1/20 to 12/31/20	12.92	0.13	(0.31)	(0.18)	(0.11)	(0.21)	(0.32)	—	(0.50)	12.42	(0.97)	773,153	0.79	0.88	1.16	179
1/1/19 to 12/31/19	10.27	0.16	3.26	3.42	(0.15)	(0.62)	(0.77)	—	2.65	12.92	33.31	820,153	0.79	0.87	1.28	121
1/1/18 to 12/31/18	12.67	0.15	(1.05)	(0.90)	(0.15)	(1.35)	(1.50)	—	(2.40)	10.27	(7.58)	411,922	0.79	0.87	1.17	109

Ceredex Small-Cap Value Equity Fund
Class A
1/1/22 to 12/31/22	$ 9.88	0.05	(1.11)	(1.06)	(0.06)	(1.61)	(1.67)	—	(2.73)	$ 7.15	(10.31) %	$ 29,680	1.47% (7)	1.50%	0.52%	73%
1/1/21 to 12/31/21	9.31	0.04	2.41	2.45	(0.09)	(1.79)	(1.88)	—	0.57	9.88	26.91	53,388	1.45 (10)	1.46	0.39	69
1/1/20 to 12/31/20	9.38	0.02	0.02	0.04	(0.03)	(0.08)	(0.11)	—	(0.07)	9.31	0.62	54,984	1.48 (9)	1.48	0.29	69
1/1/19 to 12/31/19	8.45	0.09	1.37	1.46	(0.14)	(0.39)	(0.53)	—	0.93	9.38	17.21	70,847	1.47 (9)	1.47	0.99	42
1/1/18 to 12/31/18	11.53	0.08	(1.51)	(1.43)	(0.15)	(1.50)	(1.65)	—	(3.08)	8.45	(12.70)	69,223	1.46 (9)	1.46	0.68	44
Class C
1/1/22 to 12/31/22	$ 8.38	0.01	(0.94)	(0.93)	(0.09)	(1.61)	(1.70)	—	(2.63)	$ 5.75	(10.67) %	$ 646	1.83% (7)	2.28%	0.19%	73%
1/1/21 to 12/31/21	8.11	0.01	2.08	2.09	(0.03)	(1.79)	(1.82)	—	0.27	8.38	26.42	987	1.84 (10)	2.20	0.06	69
1/1/20 to 12/31/20	8.19	(0.01)	0.01	—	—	(0.08)	(0.08)	—	(0.08)	8.11	0.23	2,410	1.90 (10)	2.19	(0.19)	69
1/1/19 to 12/31/19	7.41	0.05	1.19	1.24	(0.07)	(0.39)	(0.46)	—	0.78	8.19	16.66	5,457	1.90	2.14	0.61	42
1/1/18 to 12/31/18	10.31	0.02	(1.34)	(1.32)	(0.08)	(1.50)	(1.58)	—	(2.90)	7.41	(13.07)	14,473	1.90	2.09	0.23	44
Class I
1/1/22 to 12/31/22	$10.48	0.08	(1.18)	(1.10)	(0.11)	(1.61)	(1.72)	—	(2.82)	$ 7.66	(10.09) %	$ 159,199	1.17% (7)	1.25%	0.83%	73%
1/1/21 to 12/31/21	9.77	0.08	2.53	2.61	(0.11)	(1.79)	(1.90)	—	0.71	10.48	27.20	282,308	1.18 (10)	1.20	0.68	69
1/1/20 to 12/31/20	9.83	0.04	0.03	0.07	(0.05)	(0.08)	(0.13)	—	(0.06)	9.77	0.91	332,391	1.21 (10)	1.21	0.55	69
1/1/19 to 12/31/19	8.83	0.13	1.42	1.55	(0.16)	(0.39)	(0.55)	—	1.00	9.83	17.58	460,284	1.20 (9)	1.20	1.26	42
1/1/18 to 12/31/18	11.98	0.12	(1.58)	(1.46)	(0.19)	(1.50)	(1.69)	—	(3.15)	8.83	(12.50)	474,591	1.18 (9)	1.18	0.99	44
Class R6
1/1/22 to 12/31/22	$10.48	0.10	(1.17)	(1.07)	(0.11)	(1.61)	(1.72)	—	(2.79)	$ 7.69	(9.79) %	$ 61,439	0.89% (7)	1.06%	1.06%	73%
1/1/21 to 12/31/21	9.79	0.11	2.54	2.65	(0.17)	(1.79)	(1.96)	—	0.69	10.48	27.61	129,173	0.88	1.03	0.94	69
1/1/20 to 12/31/20	9.84	0.10	— (6)	0.10	(0.07)	(0.08)	(0.15)	—	(0.05)	9.79	1.19	89,961	0.88	1.05	1.19	69
2/26/19 (11) to 12/31/19	10.04	0.15	0.22	0.37	(0.18)	(0.39)	(0.57)	—	(0.20)	9.84	3.69	16,798	0.88	1.04	1.83	42 (12)
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
45

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

SGA International Growth Fund
Class A
1/1/22 to 12/31/22	$10.45	(0.02)	(1.94)	(1.96)	—	(0.44)	(0.44)	—	(2.40)	$ 8.05	(18.42) %	$ 7,530	1.33% (7)	1.62%	(0.20) %	36%
1/1/21 to 12/31/21	10.42	(0.04)	0.90	0.86	—	(0.83)	(0.83)	—	0.03	10.45	8.36	7,129	1.32	1.55	(0.39)	44
1/1/20 to 12/31/20	10.50	(0.03)	2.02	1.99	—	(2.07)	(2.07)	—	(0.08)	10.42	22.86	6,917	1.41 (7)(10)	1.60	(0.36)	53
1/1/19 to 12/31/19	10.95	(0.02)	2.92	2.90	—	(3.35)	(3.35)	—	(0.45)	10.50	28.28	6,376	1.46 (7)(10)(13)	1.52	(0.20)	147 (14)
1/1/18 to 12/31/18	11.90	— (6)	(0.94)	(0.94)	(0.01)	—	(0.01)	—	(0.95)	10.95	(7.90)	22,233	1.42	1.44	0.03	37
Class I
1/1/22 to 12/31/22	$10.80	— (6)	(2.00)	(2.00)	—	(0.44)	(0.44)	—	(2.44)	$ 8.36	(18.19) %	$ 28,164	1.08% (7)	1.37%	0.03%	36%
1/1/21 to 12/31/21	10.72	(0.02)	0.93	0.91	—	(0.83)	(0.83)	—	0.08	10.80	8.59	39,493	1.07	1.29	(0.14)	44
1/1/20 to 12/31/20	10.71	(0.01)	2.09	2.08	—	(2.07)	(2.07)	—	0.01	10.72	23.28	40,249	1.16 (7)(10)	1.35	(0.13)	53
1/1/19 to 12/31/19	11.13	— (6)	2.97	2.97	(0.04)	(3.35)	(3.39)	—	(0.42)	10.71	28.49	35,641	1.25 (7)(10)(13)	1.30	0.01	147 (14)
1/1/18 to 12/31/18	12.09	0.03	(0.96)	(0.93)	(0.03)	—	(0.03)	—	(0.96)	11.13	(7.69)	67,543	1.20 (8)	1.19	0.28	37
Class R6
1/1/22 to 12/31/22	$10.87	0.01	(2.02)	(2.01)	—	(0.44)	(0.44)	—	(2.45)	$ 8.42	(18.17) %	$ 2,662	0.97% (7)	1.26%	0.16%	36%
1/1/21 to 12/31/21	10.77	— (6)	0.93	0.93	—	(0.83)	(0.83)	—	0.10	10.87	8.74	2,058	0.95	1.19	(0.03)	44
1/1/20 to 12/31/20	10.74	— (6)	2.10	2.10	—	(2.07)	(2.07)	—	0.03	10.77	23.41	831	1.07 (7)(10)	1.25	0.05	53
1/1/19 to 12/31/19	11.15	— (6)	2.99	2.99	(0.05)	(3.35)	(3.40)	—	(0.41)	10.74	28.59	48	1.16 (7)(10)(13)	1.25	(0.02)	147 (14)
1/1/18 to 12/31/18(15)	12.11	0.05	(0.97)	(0.92)	(0.04)	—	(0.04)	—	(0.96)	11.15	(7.63)	48	1.10	1.11	0.43	37

Silvant Large-Cap Growth Stock Fund
Class A
1/1/22 to 12/31/22	$ 7.12	(0.04)	(2.05)	(2.09)	—	(0.36)	(0.36)	—	(2.45)	$ 4.67	(29.42) %	$ 79,935	1.24% (7)	1.27%	(0.66) %	3%
1/1/21 to 12/31/21	6.50	(0.05)	1.55	1.50	—	(0.88)	(0.88)	—	0.62	7.12	23.74	123,191	1.23	1.24	(0.75)	5
1/1/20 to 12/31/20	5.37	(0.03)	1.91	1.88	—	(0.75)	(0.75)	—	1.13	6.50	35.90	110,884	1.23	1.27	(0.49)	13
1/1/19 to 12/31/19	4.60	(0.01)	1.55	1.54	—	(0.77)	(0.77)	—	0.77	5.37	33.95	92,556	1.23	1.26	(0.25)	15
1/1/18 to 12/31/18	5.49	(0.02)	0.03	0.01	—	(0.90)	(0.90)	—	(0.89)	4.60	(0.83)	45,779	1.23	1.60	(0.29)	11
Class I
1/1/22 to 12/31/22	$11.82	(0.04)	(3.41)	(3.45)	—	(0.36)	(0.36)	—	(3.81)	$ 8.01	(29.23) %	$ 8,399	0.98% (7)	1.08%	(0.41) %	3%
1/1/21 to 12/31/21	10.28	(0.05)	2.47	2.42	—	(0.88)	(0.88)	—	1.54	11.82	23.97	13,693	0.97	1.06	(0.48)	5
1/1/20 to 12/31/20	8.12	(0.02)	2.93	2.91	—	(0.75)	(0.75)	—	2.16	10.28	36.43	15,093	0.97	1.09	(0.23)	13
1/1/19 to 12/31/19	6.63	— (6)	2.26	2.26	—	(0.77)	(0.77)	—	1.49	8.12	34.41	15,720	0.97	1.12	0.01	15
1/1/18 to 12/31/18	7.53	— (6)	— (6)	—	—	(0.90)	(0.90)	—	(0.90)	6.63	(0.75)	19,234	0.97	1.10	(0.02)	11
Class R6
1/1/22 to 12/31/22	$11.98	(0.03)	(3.45)	(3.48)	—	(0.36)	(0.36)	—	(3.84)	$ 8.14	(29.08) %	$ 102	0.91% (7)	0.94%	(0.35) %	3%
1/1/21 to 12/31/21	10.40	(0.05)	2.51	2.46	—	(0.88)	(0.88)	—	1.58	11.98	24.08	2,237	0.90	0.91	(0.42)	5
1/1/20 to 12/31/20	8.21	(0.01)	2.95	2.94	—	(0.75)	(0.75)	—	2.19	10.40	36.39	348	0.90	0.96	(0.16)	13
1/1/19 to 12/31/19	6.69	0.01	2.28	2.29	—	(0.77)	(0.77)	—	1.52	8.21	34.57	165	0.90	0.98	0.08	15
1/1/18 to 12/31/18	7.59	— (6)	— (6)	—	—	(0.90)	(0.90)	—	(0.90)	6.69	(0.73)	110	0.90	0.95	0.03	11
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
46

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Zevenbergen Innovative Growth Stock Fund
Class A
1/1/22 to 12/31/22	$56.07	(0.43)	(30.57)	(31.00)	—	(1.11)	(1.11)	—	(32.11)	$23.96	(55.42) %	$ 87,437	1.27% (7)	1.40%	(1.26) %	17%
1/1/21 to 12/31/21	62.40	(0.75)	(5.58)	(6.33)	—	—	—	—	(6.33)	56.07	(10.14)	266,661	1.25	1.32	(1.24)	53
1/1/20 to 12/31/20	28.48	(0.55)	34.47	33.92	—	—	—	—	33.92	62.40	119.10	335,809	1.25	1.33	(1.18)	33
1/1/19 to 12/31/19	20.83	(0.32)	7.97	7.65	—	—	—	—	7.65	28.48	36.73	46,655	1.26 (16)	1.41	(1.20)	91
1/1/18 to 12/31/18	19.96	(0.33)	2.57	2.24	—	(1.37)	(1.37)	—	0.87	20.83	10.80	24,902	1.48 (8)(10)	1.47	(1.35)	103
Class I
1/1/22 to 12/31/22	$60.05	(0.37)	(32.77)	(33.14)	—	(1.11)	(1.11)	—	(34.25)	$25.80	(55.31) %	$ 221,530	1.02% (7)	1.16%	(1.01) %	17%
1/1/21 to 12/31/21	66.67	(0.64)	(5.98)	(6.62)	—	—	—	—	(6.62)	60.05	(9.93)	823,212	1.00	1.05	(0.99)	53
1/1/20 to 12/31/20	30.35	(0.47)	36.79	36.32	—	—	—	—	36.32	66.67	119.67	1,037,368	1.00	1.07	(0.93)	33
1/1/19 to 12/31/19	22.15	(0.26)	8.46	8.20	—	—	—	—	8.20	30.35	37.02	90,136	1.01 (16)	1.15	(0.94)	91
1/1/18 to 12/31/18	21.10	(0.30)	2.72	2.42	—	(1.37)	(1.37)	—	1.05	22.15	11.07	72,404	1.27 (8)(10)	1.23	(1.15)	103
Class R6
1/1/22 to 12/31/22	$60.12	(0.32)	(32.83)	(33.15)	—	(1.11)	(1.11)	—	(34.26)	$25.86	(55.26) %	$ 9,019	0.92% (7)	1.01%	(0.91) %	17%
1/1/21 to 12/31/21	66.67	(0.58)	(5.97)	(6.55)	—	—	—	—	(6.55)	60.12	(9.82)	17,098	0.90	0.95	(0.90)	53
10/20/20 (11) to 12/31/20	58.00	(0.10)	8.77	8.67	—	—	—	—	8.67	66.67	14.95	115	0.90	1.03	(0.83)	33 (12)

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	Amount is less than $0.005 per share.
(7)	Net expense ratio includes extraordinary proxy expenses.
(8)	See Note 3D in Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(9)	The share class is currently under its expense limitation.
(10)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(11)	Inception date.
(12)	Portfolio turnover is representative of the Fund for the entire period.
(13)	Ratios of total expenses excluding interest expense on borrowings for the year ended December 31, 2019 were 1.45% (Class A), 1.24% (Class I) and 1.15% (Class R6).
(14)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Fund’s subadviser and associated repositioning.
(15)	From November 9 through November 13, 2018, the Fund’s Class R6 shares did not have any investors, though the net asset value continued to be calculated using another share class adjusted for class expenses.
(16)	Ratios of total expenses excluding interest expense on borrowings for the year ended December 31, 2019 were 1.25% (Class A) and 1.00% (Class I).
See Notes to Financial Statements
47

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2022
Note 1. Organization
Virtus Asset Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 16 funds of the Trust are offered for sale, of which 6 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
All of the Funds offer Class A shares and Class I shares. Class C shares are offered by the Ceredex Large Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund and Ceredex Small-Cap Value Equity Fund. Class R6 shares are offered by the Ceredex Large-Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund, Ceredex Small-Cap Value Equity Fund, SGA International Growth Fund, Silvant Large-Cap Growth Stock Fund, and Zevenbergen Innovative Growth Stock Fund.
Class A shares of the Funds are sold with a front-end sales charge of up to 5.50% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. Effective January 1, 2019 to February 28, 2021, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, were automatically converted to Class A shares of the same Fund ten years after the purchase date. If an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
48

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
49

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.
Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At December 31, 2022, the securities loaned were subject to a MSLA on a net payment basis as follows:
Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
SGA International Growth Fund	$ 1,051	$ 1,051	$ —
(1)	Collateral received in excess of the market value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
The following table reflects a breakdown of investments made from cash collateral received from lending activities and the remaining contractual maturity of those transactions as of December 31, 2022 for the Funds:
Fund	Investment of Cash Collateral	Overnight and Continuous
SGA International Growth Fund	Money Market Mutual Fund	$1,082
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Fund Advisers, LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
50

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

First $500 Million
Ceredex Large-Cap Value Equity Fund	0.70%
Ceredex Mid-Cap Value Equity Fund	0.75
Ceredex Small-Cap Value Equity Fund	0.85
SGA International Growth Fund	0.85
Silvant Large-Cap Growth Stock Fund	0.70
Zevenbergen Innovative Growth Stock Fund	0.80
The above fees are also subject to breakpoint discounts at the following asset levels for each Fund:
        First $500 million = none — no discount from full fee
        Next $500 million = 5% discount from full fee
        Next $4 billion = 10% discount from full fee
        Over $5 billion = 15% discount from full fee
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the year is as follows:

Fund	Subadviser
Ceredex Large-Cap Value Equity Fund	Ceredex (1)
Ceredex Mid-Cap Value Equity Fund	Ceredex (1)
Ceredex Small-Cap Value Equity Fund	Ceredex (1)
SGA International Growth Fund	SGA (2)
Silvant Large-Cap Growth Stock Fund	Silvant (3)
Zevenbergen Innovative Growth Stock Fund	Zevenbergen (4)
(1)	Ceredex Value Advisors LLC (“Ceredex”), an indirect, wholly-owned subsidiary of Virtus.
(2)	Sustainable Growth Advisers, LP (“SGA”), an indirect, majority-owned subsidiary of Virtus.
(3)	Silvant Capital Management LLC (“Silvant”), an indirect, wholly-owned subsidiary of Virtus.
(4)	Zevenbergen Capital Investments LLC (“Zevenbergen”), a minority-owned affiliate of Virtus.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2023 (except as noted). Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Ceredex Large-Cap Value Equity Fund	1.24%	1.72%	0.97%	0.72%
Ceredex Mid-Cap Value Equity Fund(1)	1.38 (2)	1.79	1.08 (2)	0.79
Ceredex Small-Cap Value Equity Fund	1.46	1.81	1.15	0.88
SGA International Growth Fund	1.32	N/A	1.07	0.95
Silvant Large-Cap Growth Stock Fund	1.23	N/A	0.97	0.90
Zevenbergen Innovative Growth Stock Fund	1.25	N/A	1.00	0.90
(1)	Through December 31, 2022.
(2)	Share class is currently below its expense cap.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to
51

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the year ending December 31:

	Expiration
Fund	2023	2024	2025	Total
Ceredex Large-Cap Value Equity Fund
Class A	$ 60	$ 22	$ 52	$ 134
Class C	11	8	6	25
Class I	350	205	410	965
Class R6	492	570	444	1,506
Ceredex Mid-Cap Value Equity Fund
Class C	64	50	39	153
Class R6	599	568	587	1,754
Ceredex Small-Cap Value Equity Fund
Class A	—	1	15	16
Class C	9	5	4	18
Class I	—	52	157	209
Class R6	58	170	153	381
SGA International Growth Fund
Class A	12	16	17	45
Class I	62	92	89	243
Class R6	1	4	6	11
Silvant Large-Cap Growth Stock Fund
Class A	40	15	24	79
Class I	18	13	9	40
Class R6	— (1)	— (1)	1	1
Zevenbergen Innovative Growth Stock Fund
Class A	121	226	191	538
Class I	316	526	547	1,389
Class R6	— (1)	5	11	16

During the year ended December 31, 2022, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class I	Total
Ceredex Large-Cap Value Equity Fund	$16	$ —	$ 16
Ceredex Small-Cap Value Equity Fund	4	11	15
Zevenbergen Innovative Growth Stock Fund	4	6	10

(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended December 31, 2022, it retained net commissions of $33 for Class A shares and CDSC of $4 and $1 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the year ended December 31, 2022, the Funds incurred administration fees totaling $4,517 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the year ended December 31, 2022, the Funds incurred transfer agent fees totaling $2,018 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
52

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
G.	Payment by Affiliate
During the year ended December 31, 2022, the subadviser, Ceredex, reimbursed Ceredex Large-Cap Value Equity Fund $1 for losses related to a trade error. These amounts are included in “Net increase from payment by affiliates” in the Statements of Operations. There was no impact on the total return.
H.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended December 31, 2022, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
I.	Trustee Deferred Compensation Plan
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2022.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities and short-term securities) during the year ended December 31, 2022, were as follows:
	Purchases	Sales
Ceredex Large-Cap Value Equity Fund	$1,323,338	$1,651,806
Ceredex Mid-Cap Value Equity Fund	4,807,700	5,405,290
Ceredex Small-Cap Value Equity Fund	229,486	395,095
SGA International Growth Fund	13,794	17,300
Silvant Large-Cap Growth Stock Fund	2,827	15,199
Zevenbergen Innovative Growth Stock Fund	92,335	370,470
There  were no purchases or sales of long-term U.S. government and agency securities during the year ended December 31, 2022.
Note 5. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the years ended as indicated below, were as follows:
	Ceredex Large-Cap Value Equity Fund				Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,797	$ 19,789	1,868	$ 27,010	2,835	$ 32,050	3,240	$ 44,612
Reinvestment of distributions	1,484	14,286	3,652	45,383	1,322	12,940	3,159	40,494
Shares repurchased and cross class conversions	(4,477)	(48,444)	(3,838)	(57,194)	(5,669)	(63,012)	(8,288)	(114,797)
Net Increase / (Decrease)	(1,196)	$ (14,369)	1,682	$ 15,199	(1,512)	$ (18,022)	(1,889)	$ (29,691)
Class C
Shares sold and cross class conversions	118	$ 1,258	49	$ 709	87	$ 937	232	$ 3,142
Reinvestment of distributions	26	237	51	609	110	1,027	326	4,020
Shares repurchased and cross class conversions	(170)	(1,667)	(175)	(2,435)	(947)	(10,143)	(1,108)	(14,717)
Net Increase / (Decrease)	(26)	$ (172)	(75)	$ (1,117)	(750)	$ (8,179)	(550)	$ (7,555)
53

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Ceredex Large-Cap Value Equity Fund				Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold and cross class conversions	5,105	$ 57,269	6,921	$ 103,818	16,675	$ 191,609	25,402	$ 358,562
Reinvestment of distributions	3,772	37,194	12,231	154,976	11,267	113,159	27,923	365,509
Shares repurchased and cross class conversions	(25,125)	(281,766)	(13,791)	(207,035)	(56,157)	(634,512)	(48,256)	(680,919)
Net Increase / (Decrease)	(16,248)	$ (187,303)	5,361	$ 51,759	(28,215)	$ (329,744)	5,069	$ 43,152
Class R6
Shares sold and cross class conversions	4,210	$ 49,227	5,662	$ 84,812	11,130	$ 129,201	18,358	$ 260,211
Reinvestment of distributions	2,928	29,254	7,816	100,371	4,846	49,098	11,100	145,962
Shares repurchased and cross class conversions	(11,627)	(129,448)	(19,682)	(297,388)	(22,904)	(259,498)	(17,556)	(250,473)
Net Increase / (Decrease)	(4,489)	$ (50,967)	(6,204)	$ (112,205)	(6,928)	$ (81,199)	11,902	$ 155,700

	Ceredex Small-Cap Value Equity Fund				SGA International Growth Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	336	$ 2,936	799	$ 8,558	400	$ 3,183	93	$ 1,003
Reinvestment of distributions	870	6,304	899	8,681	38	284	51	529
Shares repurchased and cross class conversions	(2,460)	(20,244)	(2,198)	(23,596)	(185)	(1,513)	(125)	(1,375)
Net Increase / (Decrease)	(1,254)	$ (11,004)	(500)	$ (6,357)	253	$ 1,954	19	$ 157
Class C
Shares sold and cross class conversions	20	$ 132	44	$ 412	—	$ —	—	$ —
Reinvestment of distributions	29	172	22	179	—	—	—	—
Shares repurchased and cross class conversions	(54)	(363)	(245)	(2,246)	—	—	—	—
Net Increase / (Decrease)	(5)	$ (59)	(179)	$ (1,655)	—	$ —	—	$ —
Class I
Shares sold and cross class conversions	1,902	$ 17,703	4,824	$ 54,661	1,955	$ 16,674	1,573	$ 17,728
Reinvestment of distributions	3,937	30,459	4,224	43,226	201	1,564	274	2,943
Shares repurchased and cross class conversions	(12,008)	(115,487)	(16,130)	(185,803)	(2,443)	(20,771)	(1,944)	(21,942)
Net Increase / (Decrease)	(6,169)	$ (67,325)	(7,082)	$ (87,916)	(287)	$ (2,533)	(97)	$ (1,271)
Class R6
Shares sold and cross class conversions	1,962	$ 19,331	4,393	$ 49,969	118	$ 989	99	$ 1,113
Reinvestment of distributions	1,594	12,389	1,845	18,895	11	86	13	138
Shares repurchased and cross class conversions	(7,893)	(71,923)	(3,099)	(35,952)	(2)	(14)	(—) (1)	(—) (2)
Net Increase / (Decrease)	(4,337)	$ (40,203)	3,139	$ 32,912	127	$ 1,061	112	$ 1,251

54

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Silvant Large-Cap Growth Stock Fund				Zevenbergen Innovative Growth Stock Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	204	$ 1,112	310	$ 2,180	904	$ 32,355	2,905	$ 184,959
Reinvestment of distributions	1,222	5,899	2,021	14,181	158	4,061	—	—
Shares repurchased and cross class conversions	(1,620)	(8,875)	(2,077)	(14,566)	(2,169)	(76,214)	(3,530)	(211,191)
Net Increase / (Decrease)	(194)	$ (1,864)	254	$ 1,795	(1,107)	$ (39,798)	(625)	$ (26,232)
Class I
Shares sold and cross class conversions	89	$ 838	144	$ 1,619	3,405	$ 122,509	10,679	$ 713,179
Reinvestment of distributions	42	342	82	945	349	9,643	—	—
Shares repurchased and cross class conversions	(241)	(2,296)	(536)	(6,051)	(8,876)	(343,995)	(12,531)	(789,864)
Net Increase / (Decrease)	(110)	$ (1,116)	(310)	$ (3,487)	(5,122)	$ (211,843)	(1,852)	$ (76,685)
Class R6
Shares sold and cross class conversions	11	$ 106	153	$ 1,825	260	$ 9,874	310	$ 19,485
Reinvestment of distributions	4	31	9	103	13	361	—	—
Shares repurchased and cross class conversions	(189)	(1,659)	(9)	(95)	(209)	(7,270)	(28)	(1,730)
Net Increase / (Decrease)	(174)	$ (1,522)	153	$ 1,833	64	$ 2,965	282	$ 17,755
(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.

Note 6. 10% Shareholders
As of December 31, 2022, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts*
Ceredex Large-Cap Value Equity Fund	19%	1
Ceredex Mid-Cap Value Equity Fund	39	2
Ceredex Small-Cap Value Equity Fund	44	2
SGA International Growth Fund	37	3
Silvant Large-Cap Growth Stock Fund	56	1
Zevenbergen Innovative Growth Stock Fund	30	2
*	None of the accounts are affiliated.
Note 7. Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social, or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
55

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
At December 31, 2022, the following Funds held securities issued by various companies in specific sectors as detailed below:
	Sector	Percentage of Total Investments
Ceredex Small-Cap Value Equity Fund	Industrials	25%
Silvant Large-Cap Growth Stock Fund	Information Technology	47
Zevenbergen Innovative Growth Stock Fund	Information Technology	44
Zevenbergen Innovative Growth Stock Fund	Consumer Discretionary	27
Note 8.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 9. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2022, the Funds did not hold any securities that were restricted.
Note 10. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Funds and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). On June 14, 2021, the Credit Agreement was increased to $250,000. This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 9, 2023. Interest is charged at the higher of the SOFR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended December 31, 2022, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Funds had an outstanding loan during the year. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Ceredex Small-Cap Value Equity Fund	$ —(1)	$4,500	1.81%	2
Silvant Large-Cap Growth Stock Fund	— (1)	1,700	5.17	1
Zevenbergen Innovative Growth Stock Fund	19	5,951	1.51	77
(1)	Amount is less than $500.
Note 11. Federal Income Tax Information
($ reported in thousands)
At December 31, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Ceredex Large-Cap Value Equity Fund	$ 737,265	$ 63,929	$ (64,449)	$ (520)
Ceredex Mid-Cap Value Equity Fund	2,555,952	174,010	(160,882)	13,128
Ceredex Small-Cap Value Equity Fund	226,566	38,209	(13,592)	24,617
SGA International Growth Fund	35,229	7,878	(4,302)	3,576
Silvant Large-Cap Growth Stock Fund	37,472	54,878	(4,971)	49,907
Zevenbergen Innovative Growth Stock Fund	323,589	70,642	(74,716)	(4,074)
56

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the year ended December 31, 2022, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
Ceredex Mid-Cap Value Equity Fund	$88,178	$ —
Zevenbergen Innovative Growth Stock Fund	79,444	38,890
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
Ceredex Large-Cap Value Equity Fund	$ —	$6,677	$ —	$ —	$ —
Ceredex Mid-Cap Value Equity Fund	1,725	—	—	32,344	88,178
Ceredex Small-Cap Value Equity Fund	6	4,477	—	—	—
SGA International Growth Fund	—	61	1	—	—
Silvant Large-Cap Growth Stock Fund	—	348	—	—	—
Zevenbergen Innovative Growth Stock Fund	—	—	—	27,656	118,334
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended December 31, 2022 and 2021 was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
Ceredex Large-Cap Value Equity Fund
12/31/22	$ 23,900	$ 59,433	$ 83,333
12/31/21	195,985	117,207	313,192
Ceredex Mid-Cap Value Equity Fund
12/31/22	65,650	117,686	183,336
12/31/21	334,000	250,000	584,000
Ceredex Small-Cap Value Equity Fund
12/31/22	7,125	42,430	49,555
12/31/21	43,902	28,400	72,302
SGA International Growth Fund
12/31/22	421	1,537	1,958
12/31/21	538	3,120	3,658
Silvant Large-Cap Growth Stock Fund
12/31/22	—	6,364	6,364
12/31/21	—	15,466	15,466
Zevenbergen Innovative Growth Stock Fund
12/31/22	—	15,094	15,094
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 12. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 13. New Regulatory Pronouncement
In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs
57

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.
58

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Asset Trust and Shareholders of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant Large-Cap Growth Stock Fund and Virtus Zevenbergen Innovative Growth Stock Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant Large-Cap Growth Stock Fund and Virtus Zevenbergen Innovative Growth Stock Fund (six of the Funds constituting Virtus Asset Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 24, 2023
We have served as the auditor of one or more investment companies in Virtus Mutual Funds since at least 1977. We have not been able to determine the specific year we began serving as auditor.
59

VIRTUS ASSET TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2022
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2023, the Funds will notify applicable shareholders of amounts for use in preparing 2022 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended December 31, 2022, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Qualified REIT Dividend Income % (non-corporate shareholders)	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Ceredex Large-Cap Value Equity Fund	3.49%	60.39%	57.21%	$ 48,770
Ceredex Mid-Cap Value Equity Fund	4.39	52.16	52.81	—
Ceredex Small-Cap Value Equity Fund	—	89.90	79.06	40,382
SGA International Growth Fund	—	89.29	3.34	71
Silvant Large-Cap Growth Stock Fund	—	—	—	3,857
60

RESULTS OF SHAREHOLDER MEETING
VIRTUS ASSET TRUST
DECEMBER 9, 2022
(Unaudited)
At a special meeting of shareholders of Virtus Asset Trust (the “Trust”) held on December 9, 2022 (as adjourned from June 28, August 9 and September 20, 2022), shareholders of Virtus Silvant Large-Cap Growth Stock Fund (the “Fund”) voted on a proposal to permit Virtus Fund Advisers, LLC, to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner. Following are the results of that vote:
Votes For	Votes Against	Abstain	Uninstructed
$42,711,638.92 or 85.416% of Voted	$3,458,733.90 or 6.917% of Voted	$2,234,556.15 or 4.468% of Voted	$1,599,654.88 or 3.199% of Voted
In addition, at the same special meeting, shareholders of the Fund voted on a proposal to change the Fund’s status from diversified to non-diversified. Following are the results of that vote:
Votes For	Votes Against	Abstain	Uninstructed
$40,833,085.31 or 81.659% of Voted	$5,545,497.86 or 11.090% of Voted	$2,026,345.80 or 4.052% of Voted	$1,599,654.88 or 3.199% of Voted
Shareholders of Virtus Silvant Large-Cap Growth Stock Fund voted to approve the above proposals.
61

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED)
The Board of Trustees (the “Board”) of Virtus Asset Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Fund Advisers, LLC (“VFA”) and the subadvisory agreements (the “Subadvisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, VFA and Ceredex Value Advisors LLC (“Ceredex”) with respect to Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund and Virtus Ceredex Small-Cap Value Equity Fund; among the Trust, VFA and Silvant Capital Management LLC (“Silvant”) with respect to Virtus Silvant Large-Cap Growth Stock Fund; among the Trust, VFA and Sustainable Growth Advisers LP (“SGA”) with respect to Virtus SGA International Growth Fund; and among the Trust, VFA and Zevenbergen Capital Investments LLC (“Zevenbergen”) with respect to Virtus Zevenbergen Innovative Growth Stock Fund (each subadviser listed, a “Subadviser” and collectively, the “Subadvisers”). At meetings held on November 1, 2022, and November 14-16, 2022 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VFA and each Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VFA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of each Subadviser with VFA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria with respect to the applicable Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Funds by VFA and each of the Subadvisers; (b) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VFA under the Advisory Agreement; (e) any “fall-out” benefits to VFA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VFA, the Subadvisers or their affiliates from VFA’s or the applicable Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Fund’s performance and expenses; (g) fees paid to VFA and the Subadvisers by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VFA and each Subadviser, including completed questionnaires, concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VFA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VFA, the Board considered VFA’s process for supervising and managing the Funds’ subadvisers, including (a) VFA’s ability to select and monitor the subadvisers; (b) VFA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VFA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VFA’s management and other personnel; (b) the financial condition of VFA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VFA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services provided by VFA and its affiliates to the Funds; (e)
62

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
VFA’s supervision of the Funds’ other service providers; and (f) VFA’s risk management processes. It was noted that affiliates of VFA serve as administrator, transfer agent and distributor of the Funds. The Board also took into account its knowledge of VFA’s management and the quality of the performance of VFA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Fund’s(s’) investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VFA’s and the Subadvisers’ management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Fund(s); (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VFA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund(s).
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report for the Funds prepared by Broadridge (the “Broadridge Report”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VFA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to each applicable Fund. The Board was mindful of VFA’s focus on each Subadviser’s performance and noted VFA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended June 30, 2022.
Virtus Ceredex Large-Cap Value Equity Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Ceredex Mid-Cap Value Equity Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3- and 5-year periods and outperformed the median for the 10-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Ceredex Small-Cap Value Equity Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-year period. The Board also noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 3-, 5- and 10-year periods.
Virtus SGA International Growth Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-year period and outperformed its
63

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
benchmark for the 3-, 5- and 10-year periods. The Board also noted that because the Fund’s Subadviser had only been managing the Fund since June of 2019, certain of the performance reviewed represented that of a prior subadviser.
Virtus Silvant Large-Cap Growth Stock Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5-year periods and underperformed the median of its Performance Universe for the 10-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Zevenbergen Innovative Growth Stock Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3- and 5-year periods and outperformed the median of its Performance Universe for the 10-year period. The Board noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
The Board also considered management’s discussion about the reasons for each applicable Fund’s underperformance relative to its peer group or benchmark. After reviewing these and related factors, the Board concluded that each Fund’s overall performance, taking into account reasons discussed for certain Funds’ underperformance and/or actions taken to address the underperformance, was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that all of the Funds had expense caps in place to limit the total expenses incurred by the Funds and their shareholders, and that VFA had proposed to lower the expense caps in place for Class A, Class C and Class I Shares of Virtus Ceredex Mid-Cap Value Equity Fund. The Board also noted that the subadvisory fees were paid by VFA out of its advisory fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VFA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses and economies of scale. The Subadvisers provided, and the Board considered, fee information of comparable accounts managed by the Subadvisers, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
Virtus Ceredex Large-Cap Value Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fourth quintile of the Expense Universe.
Virtus Ceredex Mid-Cap Value Equity Fund. The Board considered that the Fund’s net management fee was in the third quintile of the Expense Universe and net total expenses were in the fourth quintile of the Expense Universe.
Virtus Ceredex Small-Cap Value Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fourth quintile of the Expense Universe.
Virtus SGA International Growth Fund. The Board considered that the Fund’s net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Silvant Large-Cap Growth Stock Fund. The Board considered that the Fund’s net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Zevenbergen Innovative Growth Stock Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered. The Board also approved the proposed lower expense caps to limit the total expenses of Class A, Class C and Class I Shares of Virtus Ceredex Mid-Cap Value Equity Fund.
Profitability
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CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
The Board also considered certain information relating to profitability that had been provided by VFA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VFA for its management of the Funds and the other funds of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Funds by VFA affiliates. In addition to the fees paid to VFA and its affiliates, including the Subadvisers, the Board considered any other benefits derived by VFA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VFA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VFA and its affiliates as well as other factors.
In considering the profitability to the Subadvisers in connection with their relationships to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VFA out of the fees that VFA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VFA to the Subadvisers, the Board noted that, because the Subadvisers are affiliates of VFA, such profitability might be directly or indirectly shared by VFA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationships with the Funds was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board received and discussed information concerning whether VFA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also in place for the Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure. The Board also took into account the current sizes of the Funds. The Board also noted that VFA had agreed to implement an extension of each Fund’s expense cap through April 30, 2024, and had agreed to lower expense caps applicable to Class A, Class C and Class I Shares of Virtus Ceredex Mid-Cap Value Equity Fund through April 30, 2024. The Board then concluded that no changes to the advisory fee structure of the Funds with respect to economies of scale were necessary at this time. The Board noted that VFA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current sizes of the Fund(s) managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.
Other Factors
The Board considered other benefits that may be realized by VFA and each Subadviser and their respective affiliates from their relationships with the applicable Fund(s). Among them, the Board recognized that VP Distributors, LLC, an affiliate of VFA and the Subadvisers, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VFA and the Subadvisers also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VFA, there are no other direct benefits to the Subadvisers or VFA in providing investment advisory services to the Fund(s), other than the fee to be earned under the applicable Agreement(s). There may be certain indirect benefits gained, including to the extent that serving the Fund(s) could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.
65

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Asset Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2017 99 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2022 103 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.
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FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2022 103 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2022 103 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Trustee (since 2014), Frank Phillips Foundation; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
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FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Harris, Sidney E. YOB: 1949 Served Since: 2017 96 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2017 96 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 96 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1989 106 Portfolios	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios),Virtus Strategy Trust (8 portfolios), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (57 portfolios).
68

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2002 106 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (57 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 103 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 103 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
69

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served, and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 109 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (57 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Chief Legal Officer, Counsel and Secretary (since 2023); Vice President (since 2017); and Assistant Secretary (2008 to 2022).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Griswold, Heidi YOB: 1973	Vice President (since 2017).	Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
70

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2017).	Vice President, Fund Services (since 2010) and Assistant Vice President, Fund Services (2007 to 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2018); and Assistant Treasurer (2017 to 2018).	Vice President, Mutual Fund Administration (since 2017), and Assistant Treasurer, Mutual Fund Administration (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021); and Vice President and Assistant Treasurer (2018 to 2021).	Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Martin, David YOB: 1959	Anti-Money Laundering Compliance Officer (since 2017).	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Assistant Vice President and Tax Director, Fund Administration (since 2020), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).	Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.
71

Virtus Ceredex Mid-Cap Value Equity Fund (the “Fund”),
a series of Virtus Asset Trust
(Unaudited)
Supplement dated December 15, 2022 to the Summary Prospectus and the Virtus Asset Trust Statutory Prospectus, each dated April 28, 2022, each as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective January 1, 2023, the Fund’s investment adviser, Virtus Fund Advisers, LLC, will implement a new expense limitation arrangement to further limit the Fund’s expenses. This change is described in more detail below.
Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnote will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.34%	0.28%	0.30%	0.16%
Total Annual Fund Operating Expenses	1.28%	1.97%	0.99%	0.85%
Less: Fee Waivers and/or Expense Reimbursements(b)	(0.00)%	(0.21)%	(0.00)%	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.28%	1.76%	0.99%	0.79%
(b) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.35% for Class A Shares, 1.76% for Class C Shares, 1.05% for Class I Shares and 0.79% for Class R6 Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.
Under “Fees and Expenses,” the “Example” table will be replaced with the following:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$673	$934	$1,214	$2,010
Class C	Sold	$279	$598	$1,043	$2,279
	Held	$179	$598	$1,043	$2,279
Class I	Sold or Held	$101	$315	$547	$1,213
Class R6	Sold or Held	$81	$265	$465	$1,043

In the table in the section “More Information About Fund Expenses” on page 84 of the statutory prospectus, the row corresponding to the Fund will be replaced with the following and new footnotes will be added after the table:
	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Virtus Ceredex Mid-Cap Value Equity Fund(1)	1.35% (2)	1.76%	1.05% (2)	0.79%
(1) Contractual through April 30, 2024.
(2) Share class expenses currently below the capped level.
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8622/CeredexMCV-NewExpCaps (12/22)

Virtus Ceredex Mid-Cap Value Equity Fund (the “Fund”),
a series of Virtus Asset Trust
(Unaudited)
Supplement dated February 15, 2023, to the Summary Prospectus and the Virtus Asset Trust
Statutory Prospectus, each dated April 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
Ceredex Value Advisors has announced that effective February 15, 2023, Cody P. Smith, CFA is added as portfolio manager of the Virtus Ceredex Mid-Cap Value Equity Fund.
The disclosure under “Portfolio Management” in the Fund’s summary prospectus and in the summary section of the Fund’s statutory prospectus is hereby replaced in its entirety with the following:
> Don Wordell, CFA, Managing Director of Ceredex, has managed the fund since 2001.
> Cody P. Smith, CFA, Director and Senior Research Analyst of Ceredex, has managed the fund since February 2023.
The row for the Fund in the table under “Ceredex” beginning on page 115 of the Fund’s statutory prospectus is hereby replaced with the following:
Virtus Ceredex Mid-Cap Value Equity Fund	Cody P. Smith, CFA (since February 2023)
Don Wordell, CFA (since 2001)
In the narrative under the referenced table with respect to the Ceredex portfolio managers, the biography of Mr. Smith is hereby inserted:
Cody P. Smith, CFA. Mr. Smith currently serves as Director and Senior Research Analyst at Ceredex. He has worked in investment management since 2004.
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8622 Ceredex MCVE Fund PM Addition (2/2023)

Virtus Ceredex Small-Cap Value Equity Fund (the “Fund”),
a series of Virtus Asset Trust
(Unaudited)
Supplement dated February 15, 2023, to the Summary Prospectus and the Virtus Asset Trust
Statutory Prospectus, each dated April 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
Ceredex Value Advisors has announced that Brett Barner will be retiring and stepping down as a portfolio manager of the Fund, effective June 30, 2023. Additionally, Charles E. Carter, CFA and Don Wordell, CFA are added as portfolio managers of the Fund, effective February 15, 2023.
The disclosure under “Portfolio Management” in the Fund’s summary prospectus and in the summary section of the Fund’s statutory prospectus is hereby replaced in its entirety with the following:
> Brett Barner, CFA, Managing Director of Ceredex, has managed the fund since 1995. Mr. Barner will be stepping down as a Portfolio Manager on June 30, 2023.
> Charles E. Carter, CFA, Director and Senior Research Analyst of Ceredex, has managed the fund since February 2023.
> Don Wordell, CFA, Managing Director of Ceredex, has managed the fund since February 2023.
The row for the Fund in the table under “Ceredex” beginning on page 115 of the Fund’s statutory prospectus is hereby replaced with the following:
Virtus Ceredex Small-Cap Value Equity Fund	Brett Barner, CFA (since 1995, stepping down June, 2023)
Charles E. Carter, CFA (since February 2023)
Don Wordell, C FA (since February 2023)
In the narrative under the referenced table with respect to the Ceredex portfolio managers, the following biography for Mr. Carter is hereby inserted:
Charles E. Carter, CFA. Mr. Carter currently serves as Director and Senior Research Analyst at Ceredex. He has worked in investment management since 2001.
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8622 Ceredex SCVE Fund PM Change (2/2023)

Virtus Zevenbergen Innovative Growth Stock Fund,
a series of Virtus Asset Trust
(Unaudited)
Supplement dated October 27, 2022 to the Summary Prospectus, the Virtus Asset Trust
Statutory Prospectus and the Statement of Additional Information (“SAI”),
each dated April 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
Zevenbergen Capital Investments has announced that, effective December 31, 2022, Leslie Tubbs, CFA will retire and consequently step down from her role as a portfolio manager for the Virtus Zevenbergen Innovative Growth Stock Fund (the “Fund”). There will be no changes to the investment process for the Fund, which is team oriented. The Prospectuses and SAI will be updated as appropriate at the time of the transition.
Investors should retain this supplement with the Prospectuses and SAI for future reference.
VAT 8022/Zevenbergen PM Announcement (10/2022)

VIRTUS ASSET TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Fund Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 534470
Pittsburgh, PA 15253-4470
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8635	02-23

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	The Registrant’s Board of Trustees has determined that each of Connie D. McDaniel, Donald C. Burke and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $375,529 for 2022 and $427,370 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $20,438 for 2022 and $29,193 for 2021. Such audit-related fees include out of pocket expenses and system conversion fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $124,806 for 2022 and $58,949 for 2021.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Asset Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $145,244 for 2022 and $88,142 for 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Asset Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/2/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/2/23

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)
Date 3/2/23

*	Print the name and title of each signing officer under his or her signature.